UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2011

Item 1. Reports to Stockholders

Fidelity®
Equity-Income
Fund

Annual Report

January 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	22.32%	1.06%	2.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Equity-Income Fund, a class of the fund, on January 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Retail Class shares gained 22.32%, topping the 22.09% return of the Russell 3000® Value Index. The fund got a boost from its industrials holdings, as well as positioning in consumer staples and telecom. Overweighting the energy segment also provided a lift, despite poor picks there. Within consumer discretionary, a beneficial overweighting was partially offset by weak picks. Security selection also was weak in energy and information technology. Global casino operator Las Vegas Sands was the top contributor, as the financial performance of its recently opened casino in Singapore vastly exceeded expectations. The fund also benefited from timely ownership of oil giant Exxon Mobil. Underweighting insurance-focused conglomerate Berkshire Hathaway was helpful, as its stock underperformed. Detractors included tax-preparation firm H&R Block, which felt the impact of a reduction in the number of tax filers. A large overweighting in regional bank PNC Financial Services Group hurt performance. The stock trailed the index because investors were concerned about acquisitions that could be dilutive to earnings. In diversified financials, a large position in financial services giant Bank of America detracted, as its shares declined during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Equity-Income	.68%
Actual		$ 1,000.00	$ 1,178.90	$ 3.73
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Class K	.53%
Actual		$ 1,000.00	$ 1,179.60	$ 2.91
HypotheticalA		$ 1,000.00	$ 1,022.53	$ 2.70

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.6	3.3
Wells Fargo & Co.	3.0	3.1
Chevron Corp.	2.3	2.3
Bank of America Corp.	2.2	2.8
AT&T, Inc.	2.2	2.2
Pfizer, Inc.	2.2	2.0
Exxon Mobil Corp.	2.1	2.7
Royal Dutch Shell PLC Class A sponsored ADR	2.0	1.5
General Electric Co.	1.9	1.7
PNC Financial Services Group, Inc.	1.8	2.2
	23.3
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.0	27.7
Consumer Discretionary	14.7	15.1
Energy	13.7	15.0
Industrials	11.4	10.9
Health Care	8.6	7.3
Asset Allocation (% of fund's net assets)
As of January 31, 2011*		As of July 31, 2010**
	Stocks 94.0%		Stocks 95.2%
	Convertible Securities 4.7%		Convertible Securities 3.9%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	13.1%	** Foreign investments	11.6%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 1.0%
Johnson Controls, Inc.	1,752,023	$ 67,260
Michelin CGDE Series B	414,085	30,141
The Goodyear Tire & Rubber Co. (a)	2,695,958	32,028
		129,429
Automobiles - 1.6%
Daimler AG (Germany) (a)	416,609	30,467
Ford Motor Co. (a)	1,985,638	31,671
Harley-Davidson, Inc.	2,733,650	108,389
Thor Industries, Inc.	269,746	10,024
Winnebago Industries, Inc. (a)	1,134,026	16,897
		197,448
Diversified Consumer Services - 0.3%
H&R Block, Inc.	3,511,934	43,969
Hotels, Restaurants & Leisure - 0.3%
Las Vegas Sands Corp. unit	50,600	39,926
Household Durables - 2.4%
KB Home (d)	993,700	14,747
Lennar Corp. Class A	1,966,134	38,064
Newell Rubbermaid, Inc.	1,967,606	37,876
PulteGroup, Inc. (a)	5,282,234	41,677
Stanley Black & Decker, Inc.	1,273,349	92,547
Techtronic Industries Co. Ltd.	3,506,500	4,362
Toll Brothers, Inc. (a)	459,963	9,310
Whirlpool Corp.	700,952	59,931
		298,514
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	1,678,334	26,585
Leisure Equipment & Products - 0.4%
Brunswick Corp.	2,937,900	58,523
Media - 2.3%
Belo Corp. Series A (a)	2,589,186	17,451
CC Media Holdings, Inc. Class A (a)	2,159,142	17,813
Comcast Corp.:
Class A	2,100,455	47,785
Class A (special) (non-vtg.)	1,812,000	38,849
The Walt Disney Co.	2,724,006	105,882
Time Warner, Inc.	1,868,029	58,750
		286,530
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.2%
Kohl's Corp. (a)	825,935	$ 41,941
Macy's, Inc.	2,078,400	48,115
Target Corp.	957,554	52,503
Tuesday Morning Corp. (a)	1,558,613	7,715
		150,274
Specialty Retail - 1.8%
Home Depot, Inc.	3,568,800	131,225
Lowe's Companies, Inc.	2,044,822	50,712
OfficeMax, Inc. (a)	1,272,027	20,441
RadioShack Corp.	1,169,100	17,712
Staples, Inc.	189,814	4,235
		224,325
Textiles, Apparel & Luxury Goods - 0.6%
adidas AG	445,200	27,725
Phillips-Van Heusen Corp.	501,846	29,293
Warnaco Group, Inc. (a)	378,841	19,351
		76,369
TOTAL CONSUMER DISCRETIONARY		1,531,892
CONSUMER STAPLES - 5.0%
Beverages - 1.1%
Carlsberg AS Series B	279,286	27,825
PepsiCo, Inc.	818,292	52,624
The Coca-Cola Co.	911,810	57,307
		137,756
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	404,511	13,834
Kroger Co.	186,601	3,993
Walgreen Co.	1,506,471	60,922
Winn-Dixie Stores, Inc. (a)	1,699,918	10,845
		89,594
Food Products - 0.5%
Kraft Foods, Inc. Class A	609,500	18,632
Nestle SA	812,980	43,958
		62,590
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.6%
Kimberly-Clark Corp.	585,997	$ 37,932
Procter & Gamble Co.	2,574,315	162,517
		200,449
Personal Products - 0.4%
Avon Products, Inc.	1,875,457	53,094
Tobacco - 0.7%
Philip Morris International, Inc.	1,509,995	86,432
TOTAL CONSUMER STAPLES		629,915
ENERGY - 13.5%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	1,786,851	122,417
Halliburton Co.	1,517,613	68,293
Noble Corp.	2,279,502	87,191
Pride International, Inc. (a)	654,851	21,283
Transocean Ltd. (a)	182,584	14,594
		313,778
Oil, Gas & Consumable Fuels - 11.0%
Anadarko Petroleum Corp.	422,232	32,546
Apache Corp.	395,010	47,148
BP PLC sponsored ADR	2,374,765	112,730
Chevron Corp.	3,127,395	296,884
ConocoPhillips	1,836,039	131,203
Devon Energy Corp.	382,100	33,888
Exxon Mobil Corp.	3,293,182	265,694
Marathon Oil Corp.	1,565,435	71,540
Occidental Petroleum Corp.	920,891	89,032
Royal Dutch Shell PLC Class A sponsored ADR	3,490,400	247,783
Southwestern Energy Co. (a)	1,449,065	57,238
		1,385,686
TOTAL ENERGY		1,699,464
FINANCIALS - 26.6%
Capital Markets - 4.6%
Bank of New York Mellon Corp.	3,257,349	101,727
Bank Sarasin & Co. Ltd. Series B (Reg.)	562,553	25,859
Credit Suisse Group sponsored ADR	186,800	8,352
Goldman Sachs Group, Inc.	711,006	116,335
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	5,570,190	$ 163,764
State Street Corp.	1,683,389	78,648
UBS AG (a)	1,413,427	25,302
UBS AG (NY Shares) (a)	3,186,844	57,236
		577,223
Commercial Banks - 8.6%
Associated Banc-Corp.	5,321,203	74,390
Barclays PLC	11,748,628	55,017
BB&T Corp.	2,770,785	76,584
BNP Paribas SA	210,500	15,734
Comerica, Inc.	859,100	32,818
Huntington Bancshares, Inc.	5,872,000	42,513
KeyCorp	5,473,700	48,716
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	8,479,475	44,093
PNC Financial Services Group, Inc.	3,813,920	228,835
Societe Generale Series A	233,500	15,098
U.S. Bancorp, Delaware	2,530,102	68,313
Wells Fargo & Co.	11,766,785	381,479
		1,083,590
Consumer Finance - 1.7%
American Express Co.	1,036,269	44,953
Capital One Financial Corp.	610,200	29,387
Discover Financial Services	5,413,161	111,457
SLM Corp. (a)	1,899,968	27,379
		213,176
Diversified Financial Services - 7.7%
Bank of America Corp.	20,862,988	286,449
Citigroup, Inc. (a)	44,243,308	213,253
CME Group, Inc.	82,856	25,566
JPMorgan Chase & Co.	10,056,299	451,939
		977,207
Insurance - 1.7%
Berkshire Hathaway, Inc. Class B (a)	444,979	36,377
First American Financial Corp.	1,379,396	21,394
Hartford Financial Services Group, Inc.	1,111,450	30,876
Marsh & McLennan Companies, Inc.	1,034,179	28,833
Unum Group	2,781,168	69,362
XL Capital Ltd. Class A	986,900	22,620
		209,462
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.9%
Boston Properties, Inc.	279,129	$ 26,341
Camden Property Trust (SBI)	335,721	18,609
HCP, Inc.	1,735,007	64,351
ProLogis Trust	790,000	11,787
Rayonier, Inc.	380,161	22,509
Segro PLC	3,557,200	16,995
Ventas, Inc.	809,216	44,879
Weyerhaeuser Co.	1,392,296	32,273
		237,744
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	1,080,633	23,979
Indiabulls Real Estate Ltd. (a)	6,290,855	16,508
Unite Group PLC (a)	2,005,196	6,520
		47,007
Thrifts & Mortgage Finance - 0.0%
BankUnited, Inc. (a)	83,900	2,349
TOTAL FINANCIALS		3,347,758
HEALTH CARE - 8.6%
Biotechnology - 1.2%
Amgen, Inc. (a)	1,366,078	75,244
Cephalon, Inc. (a)	341,700	20,188
Gilead Sciences, Inc. (a)	1,323,269	50,787
		146,219
Health Care Equipment & Supplies - 1.3%
C. R. Bard, Inc.	414,800	39,136
CareFusion Corp. (a)	2,169,057	55,810
Covidien PLC	567,910	26,959
Stryker Corp.	720,000	41,443
		163,348
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	1,318,600	54,129
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc. (a)	1,270,147	53,130
Pharmaceuticals - 5.3%
GlaxoSmithKline PLC	2,202,981	39,773
GlaxoSmithKline PLC sponsored ADR	95,900	3,484
Johnson & Johnson	2,236,901	133,700
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	4,567,232	$ 151,495
Pfizer, Inc.	14,883,619	271,180
Sanofi-Aventis	1,007,981	68,881
		668,513
TOTAL HEALTH CARE		1,085,339
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.4%
Goodrich Corp.	278,600	25,247
Honeywell International, Inc.	1,845,888	103,388
The Boeing Co.	780,316	54,216
United Technologies Corp.	1,390,411	113,040
		295,891
Building Products - 0.5%
Armstrong World Industries, Inc.	307,222	12,476
Masco Corp.	3,981,447	53,033
		65,509
Commercial Services & Supplies - 0.6%
Pitney Bowes, Inc.	1,101,000	26,732
Republic Services, Inc.	1,637,100	50,488
		77,220
Construction & Engineering - 0.3%
Fluor Corp.	523,006	36,187
KBR, Inc.	53,410	1,714
		37,901
Electrical Equipment - 0.1%
Alstom SA	187,410	10,459
Industrial Conglomerates - 3.9%
General Electric Co.	12,142,937	244,559
Koninklijke Philips Electronics NV unit	1,005,000	31,386
Rheinmetall AG	576,267	49,338
Siemens AG sponsored ADR	798,100	102,484
Textron, Inc.	1,578,600	41,501
Tyco International Ltd.	630,190	28,251
		497,519
Machinery - 2.7%
Briggs & Stratton Corp. (e)	2,810,385	56,123
Caterpillar, Inc.	251,600	24,408
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Cummins, Inc.	630,800	$ 66,789
Harsco Corp.	470,870	15,195
Ingersoll-Rand Co. Ltd.	1,971,792	93,069
Kennametal, Inc.	442,656	17,972
Navistar International Corp. (a)	657,800	42,658
SPX Corp.	325,400	25,505
		341,719
Road & Rail - 0.7%
CSX Corp.	670,700	47,351
Union Pacific Corp.	444,000	42,016
		89,367
TOTAL INDUSTRIALS		1,415,585
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	2,346,291	49,624
Comverse Technology, Inc. (a)	4,922,952	32,295
Motorola Mobility Holdings, Inc. (a)	54,437	1,517
Motorola Solutions, Inc. (a)	237,757	9,218
		92,654
Computers & Peripherals - 0.9%
Hewlett-Packard Co.	2,572,915	117,556
Electronic Equipment & Components - 1.0%
Arrow Electronics, Inc. (a)	1,352,200	51,113
Avnet, Inc. (a)	729,962	26,001
Tyco Electronics Ltd.	1,329,390	48,164
		125,278
IT Services - 0.5%
CoreLogic, Inc. (a)	755,630	15,150
MoneyGram International, Inc. (a)	1,070,654	2,645
Visa, Inc. Class A	647,655	45,239
		63,034
Office Electronics - 0.3%
Xerox Corp.	3,925,412	41,688
Semiconductors & Semiconductor Equipment - 2.4%
Applied Materials, Inc.	3,275,300	51,389
Intel Corp.	4,918,192	105,544
Micron Technology, Inc. (a)	4,106,700	43,285
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp.	2,748,462	$ 41,667
Samsung Electronics Co. Ltd.	30,273	26,519
Teradyne, Inc. (a)	2,253,420	37,587
		305,991
TOTAL INFORMATION TECHNOLOGY		746,201
MATERIALS - 2.7%
Chemicals - 1.8%
Celanese Corp. Class A	904,018	37,508
Clariant AG (Reg.) (a)	2,588,351	45,700
Dow Chemical Co.	1,653,673	58,672
E.I. du Pont de Nemours & Co.	1,260,500	63,882
PPG Industries, Inc.	279,200	23,531
		229,293
Construction Materials - 0.2%
HeidelbergCement AG	422,700	27,620
Metals & Mining - 0.7%
Alcoa, Inc.	1,635,535	27,101
Commercial Metals Co.	1,186,820	19,844
Freeport-McMoRan Copper & Gold, Inc.	234,566	25,509
United States Steel Corp.	281,086	16,210
		88,664
TOTAL MATERIALS		345,577
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.2%
AT&T, Inc.	10,121,935	278,556
Koninklijke KPN NV	234,408	3,695
Qwest Communications International, Inc.	10,982,400	78,305
Verizon Communications, Inc.	4,563,162	162,540
		523,096
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	11,531,003	52,120
TOTAL TELECOMMUNICATION SERVICES		575,216
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 3.5%
Electric Utilities - 2.1%
Allegheny Energy, Inc.	1,804,092	$ 46,509
American Electric Power Co., Inc.	2,577,076	91,950
Entergy Corp.	576,320	41,593
FirstEnergy Corp. (d)	2,112,916	82,657
		262,709
Independent Power Producers & Energy Traders - 0.5%
AES Corp. (a)	5,458,827	67,689
Multi-Utilities - 0.9%
Alliant Energy Corp.	678,908	25,228
National Grid PLC	937,400	8,312
PG&E Corp.	612,498	28,346
Public Service Enterprise Group, Inc.	1,247,175	40,446
Veolia Environnement	285,100	8,917
		111,249
TOTAL UTILITIES		441,647
TOTAL COMMON STOCKS (Cost $8,648,208)		11,818,594
Preferred Stocks - 2.5%

Convertible Preferred Stocks - 2.2%
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.8%
General Motors Co. 4.75%	1,828,500	99,306
Household Durables - 0.0%
Stanley Black & Decker, Inc. 4.75% (a)	30,800	3,554
TOTAL CONSUMER DISCRETIONARY		102,860
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Apache Corp. 6.00%	283,900	18,578
FINANCIALS - 1.1%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	26,000	29,185
Diversified Financial Services - 0.3%
Citigroup, Inc. 7.50%	273,000	37,570
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
FINANCIALS - continued
Insurance - 0.6%
Hartford Financial Services Group, Inc. Series F 7.25%	879,600	$ 23,177
XL Capital Ltd. 10.75%	1,625,900	51,411
		74,588
TOTAL FINANCIALS		141,343
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	322,100	17,310
TOTAL CONVERTIBLE PREFERRED STOCKS		280,091
Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Volkswagen AG	201,006	32,471
TOTAL PREFERRED STOCKS (Cost $266,902)		312,562
Convertible Bonds - 2.5%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.5%
Hotels, Restaurants & Leisure - 0.3%
MGM Mirage, Inc. 4.25% 4/15/15 (f)	$ 32,560	35,897
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17	6,840	5,959
Media - 1.2%
Liberty Media Corp.:
3.5% 1/15/31	7,013	5,164
4% 11/15/29	13,232	7,608
3.5% 1/15/31 (f)	19,890	14,646
News America, Inc. liquid yield option note:
0% 2/28/21 (f)	57,550	40,496
Convertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
News America, Inc. liquid yield option note: - continued
0% 2/28/21	$ 16,370	$ 11,519
Virgin Media, Inc. 6.5% 11/15/16	42,136	65,639
		145,072
TOTAL CONSUMER DISCRETIONARY		186,928
FINANCIALS - 0.3%
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp. 9% 4/1/63 (f)	36,072	37,154
INDUSTRIALS - 0.2%
Airlines - 0.2%
UAL Corp.:
4.5% 6/30/21 (f)	20,550	21,434
4.5% 6/30/21	3,320	3,463
		24,897
INFORMATION TECHNOLOGY - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc.:
6% 5/1/15 (f)	16,574	16,698
6% 5/1/15	8,251	8,313
Micron Technology, Inc. 1.875% 6/1/27	13,266	15,413
		40,424
MATERIALS - 0.2%
Chemicals - 0.2%
Hercules, Inc. 6.5% 6/30/29 unit	31,600	25,280
TOTAL CONVERTIBLE BONDS (Cost $271,314)		314,683
Money Market Funds - 1.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	160,626,631	$ 160,627
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	43,868,250	43,868
TOTAL MONEY MARKET FUNDS (Cost $204,495)		204,495
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.23%, dated 1/31/11 due 2/1/11 (Collateralized by U.S. Government Obligations) # (Cost $9,823)	$ 9,823	$ 9,823
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $9,400,742)		12,660,157
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(52,367)
NET ASSETS - 100%		$ 12,607,790
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $166,325,000 or 1.3% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000's)
$9,823,000 due 2/01/11 at 0.23%
BNP Paribas Securities Corp.	$ 3,026
Barclays Capital, Inc.	1,857
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,940
$ 9,823
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 159
Fidelity Securities Lending Cash Central Fund	1,998
Total	$ 2,157
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 60,959	$ -	$ 16,011	$ 1,549	$ 56,123
Other Information

The following is a summary of the inputs used, as of January 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,667,223	$ 1,623,743	$ 43,480	$ -
Consumer Staples	629,915	629,915	-	-
Energy	1,718,042	1,718,042	-	-
Financials	3,489,101	3,348,035	141,066	-
Health Care	1,085,339	976,685	108,654	-
Industrials	1,415,585	1,415,585	-	-
Information Technology	746,201	746,201	-	-
Materials	345,577	345,577	-	-
Telecommunication Services	575,216	575,216	-	-
Utilities	458,957	424,418	34,539	-
Corporate Bonds	314,683	-	314,683	-
Money Market Funds	204,495	204,495	-	-
Cash Equivalents	9,823	-	9,823	-
Total Investments in Securities:	$ 12,660,157	$ 12,007,912	$ 652,245	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.9%
United Kingdom	3.9%
Switzerland	3.1%
Germany	2.1%
Ireland	1.5%
France	1.1%
Others (Individually Less Than 1%)	1.4%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $3,216,410,000 of which $1,391,073,000 and $1,825,337,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $43,132 and repurchase agreements of $9,823) - See accompanying schedule: Unaffiliated issuers (cost $9,121,095)	$ 12,399,539
Fidelity Central Funds (cost $204,495)	204,495
Other affiliated issuers (cost $75,152)	56,123
Total Investments (cost $9,400,742)		$ 12,660,157
Receivable for investments sold		119,255
Receivable for fund shares sold		7,600
Dividends receivable		16,337
Interest receivable		3,044
Distributions receivable from Fidelity Central Funds		247
Prepaid expenses		35
Other receivables		907
Total assets		12,807,582

Liabilities
Payable for investments purchased	$ 125,879
Payable for fund shares redeemed	22,572
Accrued management fee	4,789
Other affiliated payables	1,888
Other payables and accrued expenses	796
Collateral on securities loaned, at value	43,868
Total liabilities		199,792

Net Assets		$ 12,607,790
Net Assets consist of:
Paid in capital		$ 12,886,827
Undistributed net investment income		6,093
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,544,729)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,259,599
Net Assets		$ 12,607,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2011

Equity-Income: Net Asset Value, offering price and redemption price per share ($10,048,991 ÷ 220,503 shares)	$ 45.57

Class K: Net Asset Value, offering price and redemption price per share ($2,558,799 ÷ 56,158 shares)	$ 45.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2011

Investment Income
Dividends (including $1,549 earned from other affiliated issuers)		$ 303,627
Interest		27,008
Income from Fidelity Central Funds		2,157
Total income		332,792

Expenses
Management fee	$ 66,216
Transfer agent fees	26,634
Accounting and security lending fees	1,481
Custodian fees and expenses	413
Independent trustees' compensation	88
Appreciation in deferred trustee compensation account	1
Registration fees	134
Audit	198
Legal	76
Interest	8
Miscellaneous	224
Total expenses before reductions	95,473
Expense reductions	(513)	94,960
Net investment income (loss)		237,832
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	411,712
Other affiliated issuers	(15,614)
Foreign currency transactions	(770)
Total net realized gain (loss)		395,328
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $117)	2,115,117
Assets and liabilities in foreign currencies	158
Total change in net unrealized appreciation (depreciation)		2,115,275
Net gain (loss)		2,510,603
Net increase (decrease) in net assets resulting from operations		$ 2,748,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 237,832	$ 334,031
Net realized gain (loss)	395,328	(1,431,975)
Change in net unrealized appreciation (depreciation)	2,115,275	7,052,647
Net increase (decrease) in net assets resulting from operations	2,748,435	5,954,703
Distributions to shareholders from net investment income	(254,643)	(364,203)
Share transactions - net increase (decrease)	(7,281,724)	(3,976,412)
Total increase (decrease) in net assets	(4,787,932)	1,614,088

Net Assets
Beginning of period	17,395,722	15,781,634
End of period (including undistributed net investment income of $6,093 and undistributed net investment income of $22,206, respectively)	$ 12,607,790	$ 17,395,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.93	$ 27.48	$ 52.25	$ 59.33	$ 54.51
Income from Investment Operations
Net investment income (loss) B	.66	.63	1.00	1.00	.96
Net realized and unrealized gain (loss)	7.72	10.51	(23.96)	(3.86)	8.30
Total from investment operations	8.38	11.14	(22.96)	(2.86)	9.26
Distributions from net investment income	(.74)	(.69)	(.96)	(1.02)	(.94)
Distributions from net realized gain	-	-	(.85)	(3.20)	(3.50)
Total distributions	(.74)	(.69)	(1.81)	(4.22)	(4.44)
Net asset value, end of period	$ 45.57	$ 37.93	$ 27.48	$ 52.25	$ 59.33
Total Return A	22.32%	41.02%	(45.16)%	(5.21)%	17.55%
Ratios to Average Net Assets C, E
Expenses before reductions	.69%	.74%	.71%	.66%	.68%
Expenses net of fee waivers, if any	.69%	.74%	.71%	.66%	.68%
Expenses net of all reductions	.68%	.74%	.71%	.66%	.67%
Net investment income (loss)	1.62%	1.87%	2.38%	1.68%	1.71%
Supplemental Data
Net assets, end of period (in millions)	$ 10,049	$ 15,061	$ 15,070	$ 28,115	$ 31,223
Portfolio turnover rate D	28%	30%	33%	23%	24%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.93	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.72	.72	.61
Net realized and unrealized gain (loss)	7.72	10.48	(23.80)
Total from investment operations	8.44	11.20	(23.19)
Distributions from net investment income	(.81)	(.75)	(.80)
Net asset value, end of period	$ 45.56	$ 37.93	$ 27.48
Total Return B, C	22.50%	41.30%	(45.45)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.54%	.53% A
Expenses net of fee waivers, if any	.53%	.54%	.53% A
Expenses net of all reductions	.53%	.54%	.53% A
Net investment income (loss)	1.78%	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,559	$ 2,017	$ 711
Portfolio turnover rate F	28%	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period February 1, 2010 through December 15, 2010, and all outstanding shares were redeemed by period end. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, deferred trustees compensation, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,713,088
Gross unrealized depreciation	(777,323)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,935,765
Tax Cost	$ 9,724,392

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,661
Capital loss carryforward	$ (3,216,410)
Net unrealized appreciation (depreciation)	$ 2,935,949

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 254,643	$ 364,203

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,036,494 and $11,493,685, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 25,531.21
Class K	1,103.05
	$ 26,634

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $95 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,846.43%		$ 7

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $58 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

8. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,998. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $9,439. The weighted average interest rate was .62%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $513 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011 A	2010 B
From net investment income
Equity-Income	$ 208,206	$ 332,957
Class K	42,109	30,685
Class F	4,328	561
Total	$ 254,643	$ 364,203

A All Class F shares were redeemed on December 15, 2010.

B Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011 A	2010 B, C	2011 A	2010 B, C
Equity-Income
Shares sold	31,836	56,428	$ 1,308,081	$ 1,863,151
Conversion to Class K	-	(23,097)	-	(690,630)
Reinvestment of distributions	4,916	10,235	201,463	325,291
Shares redeemed	(213,346)	(194,861)	(8,575,845)	(6,635,774)
Net increase (decrease)	(176,594)	(151,295)	$ (7,066,301)	$ (5,137,962)
Class K
Shares sold	18,004	13,982	$ 725,433	$ 488,731
Conversion from Equity-Income	-	23,098	-	690,630
Reinvestment of distributions	1,025	930	42,109	30,685
Shares redeemed	(16,045)	(10,717)	(642,451)	(374,169)
Net increase (decrease)	2,984	27,293	$ 125,091	$ 835,877
Class F
Shares sold	8,722	9,656	$ 346,459	$ 375,905
Reinvestment of distributions	107	14	4,328	561
Shares redeemed	(17,202)	(1,297)	(691,301)	(50,793)
Net increase (decrease)	(8,373)	8,373	$ (340,514)	$ 325,673

A All Class F shares were redeemed on December 15, 2010.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

C Conversion transactions for Class K and Equity-Income are presented for the period February 1, 2009 through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (53)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services, for Fidelity Investments and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity-Income designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Equity-Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

EQU-UANN-0311
1.789253.109

Fidelity®
Equity-Income
Fund -
Class K

Annual Report

January 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class KA	22.50%	1.16%	2.70%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Equity-Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund - Class K on January 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity-Income Fund: For the year, the fund's Class K shares gained 22.50%, topping the 22.09% return of the Russell 3000® Value Index. The fund got a boost from its industrials holdings, as well as positioning in consumer staples and telecom. Overweighting the energy segment also provided a lift, despite poor picks there. Within consumer discretionary, a beneficial overweighting was partially offset by weak picks. Security selection also was weak in energy and information technology. Global casino operator Las Vegas Sands was the top contributor, as the financial performance of its recently opened casino in Singapore vastly exceeded expectations. The fund also benefited from timely ownership of oil giant Exxon Mobil. Underweighting insurance-focused conglomerate Berkshire Hathaway was helpful, as its stock underperformed. Detractors included tax-preparation firm H&R Block, which felt the impact of a reduction in the number of tax filers. A large overweighting in regional bank PNC Financial Services Group hurt performance. The stock trailed the index because investors were concerned about acquisitions that could be dilutive to earnings. In diversified financials, a large position in financial services giant Bank of America detracted, as its shares declined during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Equity-Income	.68%
Actual		$ 1,000.00	$ 1,178.90	$ 3.73
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Class K	.53%
Actual		$ 1,000.00	$ 1,179.60	$ 2.91
HypotheticalA		$ 1,000.00	$ 1,022.53	$ 2.70

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.6	3.3
Wells Fargo & Co.	3.0	3.1
Chevron Corp.	2.3	2.3
Bank of America Corp.	2.2	2.8
AT&T, Inc.	2.2	2.2
Pfizer, Inc.	2.2	2.0
Exxon Mobil Corp.	2.1	2.7
Royal Dutch Shell PLC Class A sponsored ADR	2.0	1.5
General Electric Co.	1.9	1.7
PNC Financial Services Group, Inc.	1.8	2.2
	23.3
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.0	27.7
Consumer Discretionary	14.7	15.1
Energy	13.7	15.0
Industrials	11.4	10.9
Health Care	8.6	7.3
Asset Allocation (% of fund's net assets)
As of January 31, 2011*		As of July 31, 2010**
	Stocks 94.0%		Stocks 95.2%
	Convertible Securities 4.7%		Convertible Securities 3.9%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	13.1%	** Foreign investments	11.6%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 1.0%
Johnson Controls, Inc.	1,752,023	$ 67,260
Michelin CGDE Series B	414,085	30,141
The Goodyear Tire & Rubber Co. (a)	2,695,958	32,028
		129,429
Automobiles - 1.6%
Daimler AG (Germany) (a)	416,609	30,467
Ford Motor Co. (a)	1,985,638	31,671
Harley-Davidson, Inc.	2,733,650	108,389
Thor Industries, Inc.	269,746	10,024
Winnebago Industries, Inc. (a)	1,134,026	16,897
		197,448
Diversified Consumer Services - 0.3%
H&R Block, Inc.	3,511,934	43,969
Hotels, Restaurants & Leisure - 0.3%
Las Vegas Sands Corp. unit	50,600	39,926
Household Durables - 2.4%
KB Home (d)	993,700	14,747
Lennar Corp. Class A	1,966,134	38,064
Newell Rubbermaid, Inc.	1,967,606	37,876
PulteGroup, Inc. (a)	5,282,234	41,677
Stanley Black & Decker, Inc.	1,273,349	92,547
Techtronic Industries Co. Ltd.	3,506,500	4,362
Toll Brothers, Inc. (a)	459,963	9,310
Whirlpool Corp.	700,952	59,931
		298,514
Internet & Catalog Retail - 0.2%
Liberty Media Corp. Interactive Series A (a)	1,678,334	26,585
Leisure Equipment & Products - 0.4%
Brunswick Corp.	2,937,900	58,523
Media - 2.3%
Belo Corp. Series A (a)	2,589,186	17,451
CC Media Holdings, Inc. Class A (a)	2,159,142	17,813
Comcast Corp.:
Class A	2,100,455	47,785
Class A (special) (non-vtg.)	1,812,000	38,849
The Walt Disney Co.	2,724,006	105,882
Time Warner, Inc.	1,868,029	58,750
		286,530
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.2%
Kohl's Corp. (a)	825,935	$ 41,941
Macy's, Inc.	2,078,400	48,115
Target Corp.	957,554	52,503
Tuesday Morning Corp. (a)	1,558,613	7,715
		150,274
Specialty Retail - 1.8%
Home Depot, Inc.	3,568,800	131,225
Lowe's Companies, Inc.	2,044,822	50,712
OfficeMax, Inc. (a)	1,272,027	20,441
RadioShack Corp.	1,169,100	17,712
Staples, Inc.	189,814	4,235
		224,325
Textiles, Apparel & Luxury Goods - 0.6%
adidas AG	445,200	27,725
Phillips-Van Heusen Corp.	501,846	29,293
Warnaco Group, Inc. (a)	378,841	19,351
		76,369
TOTAL CONSUMER DISCRETIONARY		1,531,892
CONSUMER STAPLES - 5.0%
Beverages - 1.1%
Carlsberg AS Series B	279,286	27,825
PepsiCo, Inc.	818,292	52,624
The Coca-Cola Co.	911,810	57,307
		137,756
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	404,511	13,834
Kroger Co.	186,601	3,993
Walgreen Co.	1,506,471	60,922
Winn-Dixie Stores, Inc. (a)	1,699,918	10,845
		89,594
Food Products - 0.5%
Kraft Foods, Inc. Class A	609,500	18,632
Nestle SA	812,980	43,958
		62,590
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Household Products - 1.6%
Kimberly-Clark Corp.	585,997	$ 37,932
Procter & Gamble Co.	2,574,315	162,517
		200,449
Personal Products - 0.4%
Avon Products, Inc.	1,875,457	53,094
Tobacco - 0.7%
Philip Morris International, Inc.	1,509,995	86,432
TOTAL CONSUMER STAPLES		629,915
ENERGY - 13.5%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	1,786,851	122,417
Halliburton Co.	1,517,613	68,293
Noble Corp.	2,279,502	87,191
Pride International, Inc. (a)	654,851	21,283
Transocean Ltd. (a)	182,584	14,594
		313,778
Oil, Gas & Consumable Fuels - 11.0%
Anadarko Petroleum Corp.	422,232	32,546
Apache Corp.	395,010	47,148
BP PLC sponsored ADR	2,374,765	112,730
Chevron Corp.	3,127,395	296,884
ConocoPhillips	1,836,039	131,203
Devon Energy Corp.	382,100	33,888
Exxon Mobil Corp.	3,293,182	265,694
Marathon Oil Corp.	1,565,435	71,540
Occidental Petroleum Corp.	920,891	89,032
Royal Dutch Shell PLC Class A sponsored ADR	3,490,400	247,783
Southwestern Energy Co. (a)	1,449,065	57,238
		1,385,686
TOTAL ENERGY		1,699,464
FINANCIALS - 26.6%
Capital Markets - 4.6%
Bank of New York Mellon Corp.	3,257,349	101,727
Bank Sarasin & Co. Ltd. Series B (Reg.)	562,553	25,859
Credit Suisse Group sponsored ADR	186,800	8,352
Goldman Sachs Group, Inc.	711,006	116,335
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	5,570,190	$ 163,764
State Street Corp.	1,683,389	78,648
UBS AG (a)	1,413,427	25,302
UBS AG (NY Shares) (a)	3,186,844	57,236
		577,223
Commercial Banks - 8.6%
Associated Banc-Corp.	5,321,203	74,390
Barclays PLC	11,748,628	55,017
BB&T Corp.	2,770,785	76,584
BNP Paribas SA	210,500	15,734
Comerica, Inc.	859,100	32,818
Huntington Bancshares, Inc.	5,872,000	42,513
KeyCorp	5,473,700	48,716
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	8,479,475	44,093
PNC Financial Services Group, Inc.	3,813,920	228,835
Societe Generale Series A	233,500	15,098
U.S. Bancorp, Delaware	2,530,102	68,313
Wells Fargo & Co.	11,766,785	381,479
		1,083,590
Consumer Finance - 1.7%
American Express Co.	1,036,269	44,953
Capital One Financial Corp.	610,200	29,387
Discover Financial Services	5,413,161	111,457
SLM Corp. (a)	1,899,968	27,379
		213,176
Diversified Financial Services - 7.7%
Bank of America Corp.	20,862,988	286,449
Citigroup, Inc. (a)	44,243,308	213,253
CME Group, Inc.	82,856	25,566
JPMorgan Chase & Co.	10,056,299	451,939
		977,207
Insurance - 1.7%
Berkshire Hathaway, Inc. Class B (a)	444,979	36,377
First American Financial Corp.	1,379,396	21,394
Hartford Financial Services Group, Inc.	1,111,450	30,876
Marsh & McLennan Companies, Inc.	1,034,179	28,833
Unum Group	2,781,168	69,362
XL Capital Ltd. Class A	986,900	22,620
		209,462
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.9%
Boston Properties, Inc.	279,129	$ 26,341
Camden Property Trust (SBI)	335,721	18,609
HCP, Inc.	1,735,007	64,351
ProLogis Trust	790,000	11,787
Rayonier, Inc.	380,161	22,509
Segro PLC	3,557,200	16,995
Ventas, Inc.	809,216	44,879
Weyerhaeuser Co.	1,392,296	32,273
		237,744
Real Estate Management & Development - 0.4%
CB Richard Ellis Group, Inc. Class A (a)	1,080,633	23,979
Indiabulls Real Estate Ltd. (a)	6,290,855	16,508
Unite Group PLC (a)	2,005,196	6,520
		47,007
Thrifts & Mortgage Finance - 0.0%
BankUnited, Inc. (a)	83,900	2,349
TOTAL FINANCIALS		3,347,758
HEALTH CARE - 8.6%
Biotechnology - 1.2%
Amgen, Inc. (a)	1,366,078	75,244
Cephalon, Inc. (a)	341,700	20,188
Gilead Sciences, Inc. (a)	1,323,269	50,787
		146,219
Health Care Equipment & Supplies - 1.3%
C. R. Bard, Inc.	414,800	39,136
CareFusion Corp. (a)	2,169,057	55,810
Covidien PLC	567,910	26,959
Stryker Corp.	720,000	41,443
		163,348
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	1,318,600	54,129
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc. (a)	1,270,147	53,130
Pharmaceuticals - 5.3%
GlaxoSmithKline PLC	2,202,981	39,773
GlaxoSmithKline PLC sponsored ADR	95,900	3,484
Johnson & Johnson	2,236,901	133,700
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	4,567,232	$ 151,495
Pfizer, Inc.	14,883,619	271,180
Sanofi-Aventis	1,007,981	68,881
		668,513
TOTAL HEALTH CARE		1,085,339
INDUSTRIALS - 11.2%
Aerospace & Defense - 2.4%
Goodrich Corp.	278,600	25,247
Honeywell International, Inc.	1,845,888	103,388
The Boeing Co.	780,316	54,216
United Technologies Corp.	1,390,411	113,040
		295,891
Building Products - 0.5%
Armstrong World Industries, Inc.	307,222	12,476
Masco Corp.	3,981,447	53,033
		65,509
Commercial Services & Supplies - 0.6%
Pitney Bowes, Inc.	1,101,000	26,732
Republic Services, Inc.	1,637,100	50,488
		77,220
Construction & Engineering - 0.3%
Fluor Corp.	523,006	36,187
KBR, Inc.	53,410	1,714
		37,901
Electrical Equipment - 0.1%
Alstom SA	187,410	10,459
Industrial Conglomerates - 3.9%
General Electric Co.	12,142,937	244,559
Koninklijke Philips Electronics NV unit	1,005,000	31,386
Rheinmetall AG	576,267	49,338
Siemens AG sponsored ADR	798,100	102,484
Textron, Inc.	1,578,600	41,501
Tyco International Ltd.	630,190	28,251
		497,519
Machinery - 2.7%
Briggs & Stratton Corp. (e)	2,810,385	56,123
Caterpillar, Inc.	251,600	24,408
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - continued
Cummins, Inc.	630,800	$ 66,789
Harsco Corp.	470,870	15,195
Ingersoll-Rand Co. Ltd.	1,971,792	93,069
Kennametal, Inc.	442,656	17,972
Navistar International Corp. (a)	657,800	42,658
SPX Corp.	325,400	25,505
		341,719
Road & Rail - 0.7%
CSX Corp.	670,700	47,351
Union Pacific Corp.	444,000	42,016
		89,367
TOTAL INDUSTRIALS		1,415,585
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	2,346,291	49,624
Comverse Technology, Inc. (a)	4,922,952	32,295
Motorola Mobility Holdings, Inc. (a)	54,437	1,517
Motorola Solutions, Inc. (a)	237,757	9,218
		92,654
Computers & Peripherals - 0.9%
Hewlett-Packard Co.	2,572,915	117,556
Electronic Equipment & Components - 1.0%
Arrow Electronics, Inc. (a)	1,352,200	51,113
Avnet, Inc. (a)	729,962	26,001
Tyco Electronics Ltd.	1,329,390	48,164
		125,278
IT Services - 0.5%
CoreLogic, Inc. (a)	755,630	15,150
MoneyGram International, Inc. (a)	1,070,654	2,645
Visa, Inc. Class A	647,655	45,239
		63,034
Office Electronics - 0.3%
Xerox Corp.	3,925,412	41,688
Semiconductors & Semiconductor Equipment - 2.4%
Applied Materials, Inc.	3,275,300	51,389
Intel Corp.	4,918,192	105,544
Micron Technology, Inc. (a)	4,106,700	43,285
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp.	2,748,462	$ 41,667
Samsung Electronics Co. Ltd.	30,273	26,519
Teradyne, Inc. (a)	2,253,420	37,587
		305,991
TOTAL INFORMATION TECHNOLOGY		746,201
MATERIALS - 2.7%
Chemicals - 1.8%
Celanese Corp. Class A	904,018	37,508
Clariant AG (Reg.) (a)	2,588,351	45,700
Dow Chemical Co.	1,653,673	58,672
E.I. du Pont de Nemours & Co.	1,260,500	63,882
PPG Industries, Inc.	279,200	23,531
		229,293
Construction Materials - 0.2%
HeidelbergCement AG	422,700	27,620
Metals & Mining - 0.7%
Alcoa, Inc.	1,635,535	27,101
Commercial Metals Co.	1,186,820	19,844
Freeport-McMoRan Copper & Gold, Inc.	234,566	25,509
United States Steel Corp.	281,086	16,210
		88,664
TOTAL MATERIALS		345,577
TELECOMMUNICATION SERVICES - 4.6%
Diversified Telecommunication Services - 4.2%
AT&T, Inc.	10,121,935	278,556
Koninklijke KPN NV	234,408	3,695
Qwest Communications International, Inc.	10,982,400	78,305
Verizon Communications, Inc.	4,563,162	162,540
		523,096
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp. (a)	11,531,003	52,120
TOTAL TELECOMMUNICATION SERVICES		575,216
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - 3.5%
Electric Utilities - 2.1%
Allegheny Energy, Inc.	1,804,092	$ 46,509
American Electric Power Co., Inc.	2,577,076	91,950
Entergy Corp.	576,320	41,593
FirstEnergy Corp. (d)	2,112,916	82,657
		262,709
Independent Power Producers & Energy Traders - 0.5%
AES Corp. (a)	5,458,827	67,689
Multi-Utilities - 0.9%
Alliant Energy Corp.	678,908	25,228
National Grid PLC	937,400	8,312
PG&E Corp.	612,498	28,346
Public Service Enterprise Group, Inc.	1,247,175	40,446
Veolia Environnement	285,100	8,917
		111,249
TOTAL UTILITIES		441,647
TOTAL COMMON STOCKS (Cost $8,648,208)		11,818,594
Preferred Stocks - 2.5%

Convertible Preferred Stocks - 2.2%
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.8%
General Motors Co. 4.75%	1,828,500	99,306
Household Durables - 0.0%
Stanley Black & Decker, Inc. 4.75% (a)	30,800	3,554
TOTAL CONSUMER DISCRETIONARY		102,860
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Apache Corp. 6.00%	283,900	18,578
FINANCIALS - 1.1%
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	26,000	29,185
Diversified Financial Services - 0.3%
Citigroup, Inc. 7.50%	273,000	37,570
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
FINANCIALS - continued
Insurance - 0.6%
Hartford Financial Services Group, Inc. Series F 7.25%	879,600	$ 23,177
XL Capital Ltd. 10.75%	1,625,900	51,411
		74,588
TOTAL FINANCIALS		141,343
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50%	322,100	17,310
TOTAL CONVERTIBLE PREFERRED STOCKS		280,091
Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Volkswagen AG	201,006	32,471
TOTAL PREFERRED STOCKS (Cost $266,902)		312,562
Convertible Bonds - 2.5%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.5%
Hotels, Restaurants & Leisure - 0.3%
MGM Mirage, Inc. 4.25% 4/15/15 (f)	$ 32,560	35,897
Leisure Equipment & Products - 0.0%
Eastman Kodak Co. 7% 4/1/17	6,840	5,959
Media - 1.2%
Liberty Media Corp.:
3.5% 1/15/31	7,013	5,164
4% 11/15/29	13,232	7,608
3.5% 1/15/31 (f)	19,890	14,646
News America, Inc. liquid yield option note:
0% 2/28/21 (f)	57,550	40,496
Convertible Bonds - continued
	Principal Amount (000s)	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
News America, Inc. liquid yield option note: - continued
0% 2/28/21	$ 16,370	$ 11,519
Virgin Media, Inc. 6.5% 11/15/16	42,136	65,639
		145,072
TOTAL CONSUMER DISCRETIONARY		186,928
FINANCIALS - 0.3%
Thrifts & Mortgage Finance - 0.3%
MGIC Investment Corp. 9% 4/1/63 (f)	36,072	37,154
INDUSTRIALS - 0.2%
Airlines - 0.2%
UAL Corp.:
4.5% 6/30/21 (f)	20,550	21,434
4.5% 6/30/21	3,320	3,463
		24,897
INFORMATION TECHNOLOGY - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc.:
6% 5/1/15 (f)	16,574	16,698
6% 5/1/15	8,251	8,313
Micron Technology, Inc. 1.875% 6/1/27	13,266	15,413
		40,424
MATERIALS - 0.2%
Chemicals - 0.2%
Hercules, Inc. 6.5% 6/30/29 unit	31,600	25,280
TOTAL CONVERTIBLE BONDS (Cost $271,314)		314,683
Money Market Funds - 1.6%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.19% (b)	160,626,631	$ 160,627
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	43,868,250	43,868
TOTAL MONEY MARKET FUNDS (Cost $204,495)		204,495
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.23%, dated 1/31/11 due 2/1/11 (Collateralized by U.S. Government Obligations) # (Cost $9,823)	$ 9,823	$ 9,823
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $9,400,742)		12,660,157
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(52,367)
NET ASSETS - 100%		$ 12,607,790
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $166,325,000 or 1.3% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000's)
$9,823,000 due 2/01/11 at 0.23%
BNP Paribas Securities Corp.	$ 3,026
Barclays Capital, Inc.	1,857
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,940
$ 9,823
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 159
Fidelity Securities Lending Cash Central Fund	1,998
Total	$ 2,157
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Briggs & Stratton Corp.	$ 60,959	$ -	$ 16,011	$ 1,549	$ 56,123
Other Information

The following is a summary of the inputs used, as of January 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,667,223	$ 1,623,743	$ 43,480	$ -
Consumer Staples	629,915	629,915	-	-
Energy	1,718,042	1,718,042	-	-
Financials	3,489,101	3,348,035	141,066	-
Health Care	1,085,339	976,685	108,654	-
Industrials	1,415,585	1,415,585	-	-
Information Technology	746,201	746,201	-	-
Materials	345,577	345,577	-	-
Telecommunication Services	575,216	575,216	-	-
Utilities	458,957	424,418	34,539	-
Corporate Bonds	314,683	-	314,683	-
Money Market Funds	204,495	204,495	-	-
Cash Equivalents	9,823	-	9,823	-
Total Investments in Securities:	$ 12,660,157	$ 12,007,912	$ 652,245	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	86.9%
United Kingdom	3.9%
Switzerland	3.1%
Germany	2.1%
Ireland	1.5%
France	1.1%
Others (Individually Less Than 1%)	1.4%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $3,216,410,000 of which $1,391,073,000 and $1,825,337,000 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $43,132 and repurchase agreements of $9,823) - See accompanying schedule: Unaffiliated issuers (cost $9,121,095)	$ 12,399,539
Fidelity Central Funds (cost $204,495)	204,495
Other affiliated issuers (cost $75,152)	56,123
Total Investments (cost $9,400,742)		$ 12,660,157
Receivable for investments sold		119,255
Receivable for fund shares sold		7,600
Dividends receivable		16,337
Interest receivable		3,044
Distributions receivable from Fidelity Central Funds		247
Prepaid expenses		35
Other receivables		907
Total assets		12,807,582

Liabilities
Payable for investments purchased	$ 125,879
Payable for fund shares redeemed	22,572
Accrued management fee	4,789
Other affiliated payables	1,888
Other payables and accrued expenses	796
Collateral on securities loaned, at value	43,868
Total liabilities		199,792

Net Assets		$ 12,607,790
Net Assets consist of:
Paid in capital		$ 12,886,827
Undistributed net investment income		6,093
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,544,729)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,259,599
Net Assets		$ 12,607,790

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	January 31, 2011

Equity-Income: Net Asset Value, offering price and redemption price per share ($10,048,991 ÷ 220,503 shares)	$ 45.57

Class K: Net Asset Value, offering price and redemption price per share ($2,558,799 ÷ 56,158 shares)	$ 45.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2011

Investment Income
Dividends (including $1,549 earned from other affiliated issuers)		$ 303,627
Interest		27,008
Income from Fidelity Central Funds		2,157
Total income		332,792

Expenses
Management fee	$ 66,216
Transfer agent fees	26,634
Accounting and security lending fees	1,481
Custodian fees and expenses	413
Independent trustees' compensation	88
Appreciation in deferred trustee compensation account	1
Registration fees	134
Audit	198
Legal	76
Interest	8
Miscellaneous	224
Total expenses before reductions	95,473
Expense reductions	(513)	94,960
Net investment income (loss)		237,832
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	411,712
Other affiliated issuers	(15,614)
Foreign currency transactions	(770)
Total net realized gain (loss)		395,328
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $117)	2,115,117
Assets and liabilities in foreign currencies	158
Total change in net unrealized appreciation (depreciation)		2,115,275
Net gain (loss)		2,510,603
Net increase (decrease) in net assets resulting from operations		$ 2,748,435

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 237,832	$ 334,031
Net realized gain (loss)	395,328	(1,431,975)
Change in net unrealized appreciation (depreciation)	2,115,275	7,052,647
Net increase (decrease) in net assets resulting from operations	2,748,435	5,954,703
Distributions to shareholders from net investment income	(254,643)	(364,203)
Share transactions - net increase (decrease)	(7,281,724)	(3,976,412)
Total increase (decrease) in net assets	(4,787,932)	1,614,088

Net Assets
Beginning of period	17,395,722	15,781,634
End of period (including undistributed net investment income of $6,093 and undistributed net investment income of $22,206, respectively)	$ 12,607,790	$ 17,395,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Equity-Income

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 37.93	$ 27.48	$ 52.25	$ 59.33	$ 54.51
Income from Investment Operations
Net investment income (loss) B	.66	.63	1.00	1.00	.96
Net realized and unrealized gain (loss)	7.72	10.51	(23.96)	(3.86)	8.30
Total from investment operations	8.38	11.14	(22.96)	(2.86)	9.26
Distributions from net investment income	(.74)	(.69)	(.96)	(1.02)	(.94)
Distributions from net realized gain	-	-	(.85)	(3.20)	(3.50)
Total distributions	(.74)	(.69)	(1.81)	(4.22)	(4.44)
Net asset value, end of period	$ 45.57	$ 37.93	$ 27.48	$ 52.25	$ 59.33
Total Return A	22.32%	41.02%	(45.16)%	(5.21)%	17.55%
Ratios to Average Net Assets C, E
Expenses before reductions	.69%	.74%	.71%	.66%	.68%
Expenses net of fee waivers, if any	.69%	.74%	.71%	.66%	.68%
Expenses net of all reductions	.68%	.74%	.71%	.66%	.67%
Net investment income (loss)	1.62%	1.87%	2.38%	1.68%	1.71%
Supplemental Data
Net assets, end of period (in millions)	$ 10,049	$ 15,061	$ 15,070	$ 28,115	$ 31,223
Portfolio turnover rate D	28%	30%	33%	23%	24%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended January 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 37.93	$ 27.48	$ 51.47
Income from Investment Operations
Net investment income (loss) D	.72	.72	.61
Net realized and unrealized gain (loss)	7.72	10.48	(23.80)
Total from investment operations	8.44	11.20	(23.19)
Distributions from net investment income	(.81)	(.75)	(.80)
Net asset value, end of period	$ 45.56	$ 37.93	$ 27.48
Total Return B, C	22.50%	41.30%	(45.45)%
Ratios to Average Net Assets E, H
Expenses before reductions	.53%	.54%	.53% A
Expenses net of fee waivers, if any	.53%	.54%	.53% A
Expenses net of all reductions	.53%	.54%	.53% A
Net investment income (loss)	1.78%	2.07%	2.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 2,559	$ 2,017	$ 711
Portfolio turnover rate F	28%	30%	33%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. The Fund offered Class F shares during the period February 1, 2010 through December 15, 2010, and all outstanding shares were redeemed by period end. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the

Annual Report

3. Significant Accounting Policies - continued

date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, deferred trustees compensation, equity-debt classifications, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,713,088
Gross unrealized depreciation	(777,323)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,935,765
Tax Cost	$ 9,724,392

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,661
Capital loss carryforward	$ (3,216,410)
Net unrealized appreciation (depreciation)	$ 2,935,949

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 254,643	$ 364,203

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

4. Operating Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,036,494 and $11,493,685, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Equity-Income	$ 25,531.21
Class K	1,103.05
	$ 26,634

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $95 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 15,846.43%		$ 7

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $58 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income

Annual Report

8. Security Lending - continued

represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,998. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $9,439. The weighted average interest rate was .62%. The interest expense amounted to $1 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $513 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011 A	2010 B
From net investment income
Equity-Income	$ 208,206	$ 332,957
Class K	42,109	30,685
Class F	4,328	561
Total	$ 254,643	$ 364,203

A All Class F shares were redeemed on December 15, 2010.

B Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011 A	2010 B, C	2011 A	2010 B, C
Equity-Income
Shares sold	31,836	56,428	$ 1,308,081	$ 1,863,151
Conversion to Class K	-	(23,097)	-	(690,630)
Reinvestment of distributions	4,916	10,235	201,463	325,291
Shares redeemed	(213,346)	(194,861)	(8,575,845)	(6,635,774)
Net increase (decrease)	(176,594)	(151,295)	$ (7,066,301)	$ (5,137,962)
Class K
Shares sold	18,004	13,982	$ 725,433	$ 488,731
Conversion from Equity-Income	-	23,098	-	690,630
Reinvestment of distributions	1,025	930	42,109	30,685
Shares redeemed	(16,045)	(10,717)	(642,451)	(374,169)
Net increase (decrease)	2,984	27,293	$ 125,091	$ 835,877
Class F
Shares sold	8,722	9,656	$ 346,459	$ 375,905
Reinvestment of distributions	107	14	4,328	561
Shares redeemed	(17,202)	(1,297)	(691,301)	(50,793)
Net increase (decrease)	(8,373)	8,373	$ (340,514)	$ 325,673

A All Class F shares were redeemed on December 15, 2010.

B Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

C Conversion transactions for Class K and Equity-Income are presented for the period February 1, 2009 through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

EQU-K-UANN-0311
1.863281.102

Fidelity®
Large Cap Growth
Fund

Annual Report

January 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® Large Cap Growth Fund	29.13%	-0.58%	1.74%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Growth Fund, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity® Large Cap Growth Fund: For the 12 months ending January 31, 2011, the fund's Retail Class shares returned 29.13%, while the Russell 1000® Growth Index advanced 25.14%. Strong stock selection within information technology, consumer discretionary and health care helped the most this period. Top individual contributors included Tempur-Pedic International, a leader in premium bedding that enjoyed better-than-expected sales and earnings, and Baidu, a Chinese Internet search firm that benefited as competition eased and pricing improved. Skyworks Solutions, which makes semiconductor chips for cell phones, also posted steep gains, fueled by growing phone sales and the use of more-expensive chips in smart phones. In health care, not owning some lagging index components, including Abbott Laboratories, also proved helpful. Conversely, stock selection in industrials, mainly within capital goods, detracted from results, as did an overweighting in financials. The biggest individual stock disappointments included Inverness Medical Innovations (renamed Alere), a medical diagnostics company with slowing revenue growth. In addition, shares of Canada's Research in Motion (RIM), maker of the BlackBerry® smart phone, struggled, as investors worried about growing competition from Apple's iPhone® mobile digital device and those running Google's AndroidTM platform. RIM and Baidu were not in the Russell index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	1.14%
Actual		$ 1,000.00	$ 1,226.90	$ 6.40
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80
Class T	1.44%
Actual		$ 1,000.00	$ 1,225.60	$ 8.08
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.32
Class B	1.90%
Actual		$ 1,000.00	$ 1,223.80	$ 10.65
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.89%
Actual		$ 1,000.00	$ 1,222.40	$ 10.59
HypotheticalA		$ 1,000.00	$ 1,015.68	$ 9.60
Large Cap Growth	.89%
Actual		$ 1,000.00	$ 1,229.00	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Institutional Class	.88%
Actual		$ 1,000.00	$ 1,229.30	$ 4.94
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	6.7	6.0
Apple, Inc.	6.1	5.2
Google, Inc. Class A	3.6	1.7
QUALCOMM, Inc.	2.1	1.4
eBay, Inc.	2.1	1.7
United Technologies Corp.	2.0	1.6
Cognizant Technology Solutions Corp. Class A	1.8	1.2
Tempur-Pedic International, Inc.	1.7	1.4
Amazon.com, Inc.	1.7	1.8
The Coca-Cola Co.	1.6	1.5
	29.4
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.6	32.7
Consumer Discretionary	14.9	13.9
Energy	11.6	10.6
Industrials	11.3	12.9
Health Care	9.4	8.9
Asset Allocation (% of fund's net assets)
As of January 31, 2011*		As of July 31, 2010**
	Stocks 99.4%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	12.3%	** Foreign investments	9.9%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 14.9%
Auto Components - 0.4%
Minth Group Ltd.	64,000	$ 96,860
TRW Automotive Holdings Corp. (a)	7,600	453,416
		550,276
Automobiles - 2.0%
Ford Motor Co. (a)	56,900	907,555
General Motors Co.	45,100	1,645,699
Hyundai Motor Co.	760	121,478
		2,674,732
Hotels, Restaurants & Leisure - 0.0%
Las Vegas Sands Corp. (a)	300	13,947
Household Durables - 2.7%
Beazer Homes USA, Inc. (a)(d)	36,100	193,135
iRobot Corp. (a)	13,800	372,600
Meritage Homes Corp. (a)	13,500	309,960
Ryland Group, Inc.	23,300	414,740
Tempur-Pedic International, Inc. (a)	54,100	2,360,924
		3,651,359
Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (a)	13,800	2,341,032
E-Commerce China Dangdang, Inc. ADR (d)	19,600	554,680
Netflix, Inc. (a)	2,700	578,016
Priceline.com, Inc. (a)	1,300	557,076
		4,030,804
Leisure Equipment & Products - 0.6%
Hasbro, Inc.	17,800	784,802
Media - 0.5%
Discovery Communications, Inc. (a)	300	11,700
Virgin Media, Inc.	24,600	618,936
		630,636
Specialty Retail - 3.8%
DSW, Inc. Class A (a)(d)	49,900	1,661,171
Sally Beauty Holdings, Inc. (a)	128,500	1,691,060
TJX Companies, Inc.	40,200	1,905,078
		5,257,309
Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. (a)	18,500	1,357,715
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Phillips-Van Heusen Corp.	24,000	$ 1,400,880
Vera Bradley, Inc.	100	3,440
		2,762,035
TOTAL CONSUMER DISCRETIONARY		20,355,900
CONSUMER STAPLES - 7.6%
Beverages - 2.5%
Anheuser-Busch InBev SA NV	10,484	578,414
Dr Pepper Snapple Group, Inc.	19,500	690,885
The Coca-Cola Co.	34,200	2,149,470
		3,418,769
Food & Staples Retailing - 0.8%
BJ's Wholesale Club, Inc. (a)	10,500	461,370
Drogasil SA	7,200	51,814
Fresh Market, Inc.	8,400	308,868
Wal-Mart de Mexico SA de CV Series V	93,300	259,141
		1,081,193
Food Products - 1.4%
Danone	4,664	280,877
Green Mountain Coffee Roasters, Inc. (a)	12,800	429,824
Mead Johnson Nutrition Co. Class A	5,500	318,835
Nestle SA sponsored ADR	10,100	547,622
Shenguan Holdings Group Ltd.	84,000	112,692
Want Want China Holdings Ltd. ADR	3,900	162,064
		1,851,914
Household Products - 0.7%
Procter & Gamble Co.	14,500	915,385
Personal Products - 2.2%
Estee Lauder Companies, Inc. Class A	6,600	531,300
Hengan International Group Co. Ltd.	24,000	179,612
Herbalife Ltd.	22,300	1,456,859
Schiff Nutrition International, Inc.	115,700	858,494
		3,026,265
TOTAL CONSUMER STAPLES		10,293,526
Common Stocks - continued
	Shares	Value
ENERGY - 11.6%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	8,000	$ 548,080
Halliburton Co.	18,700	841,500
Noble Corp.	11,000	420,750
Oceaneering International, Inc. (a)	7,200	556,056
Schlumberger Ltd.	13,700	1,219,163
Weatherford International Ltd. (a)	17,300	410,356
		3,995,905
Oil, Gas & Consumable Fuels - 8.7%
Atlas Pipeline Partners, LP	5,500	133,430
Chesapeake Energy Corp.	9,100	268,723
Exxon Mobil Corp.	113,000	9,116,839
Holly Corp.	9,500	466,165
Massey Energy Co.	12,900	810,894
Southwestern Energy Co. (a)	17,000	671,500
Whiting Petroleum Corp. (a)	3,000	378,840
		11,846,391
TOTAL ENERGY		15,842,296
FINANCIALS - 5.4%
Capital Markets - 2.0%
Bank of New York Mellon Corp.	11,000	343,530
Charles Schwab Corp.	38,100	687,705
Goldman Sachs Group, Inc.	1,900	310,878
Morgan Stanley	29,900	879,060
TD Ameritrade Holding Corp.	24,000	490,080
		2,711,253
Commercial Banks - 1.8%
Aozora Bank Ltd.	68,000	149,951
Comerica, Inc.	7,400	282,680
Regions Financial Corp.	58,300	413,930
SunTrust Banks, Inc.	26,400	803,352
Synovus Financial Corp.	176,900	467,016
Wells Fargo & Co.	10,400	337,168
Zions Bancorporation	1,900	44,802
		2,498,899
Consumer Finance - 0.2%
SLM Corp. (a)	17,000	244,970
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 0.6%
Citigroup, Inc. (a)	83,800	$ 403,916
JPMorgan Chase & Co.	8,200	368,508
		772,424
Insurance - 0.3%
AFLAC, Inc.	1,200	69,096
Assured Guaranty Ltd.	23,900	345,594
		414,690
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	17,800	394,982
Jones Lang LaSalle, Inc.	4,000	354,560
		749,542
Thrifts & Mortgage Finance - 0.0%
BankUnited, Inc. (a)	900	25,200
TOTAL FINANCIALS		7,416,978
HEALTH CARE - 9.4%
Biotechnology - 3.9%
Alexion Pharmaceuticals, Inc. (a)	9,800	821,436
Amarin Corp. PLC ADR (a)	22,400	198,912
Amicus Therapeutics, Inc. (a)	56,100	319,209
Amylin Pharmaceuticals, Inc. (a)	3,100	50,158
ARIAD Pharmaceuticals, Inc. (a)	63,900	407,363
ArQule, Inc. (a)	14,500	88,885
BioMarin Pharmaceutical, Inc. (a)	15,100	383,842
Dynavax Technologies Corp. (a)	62,800	188,400
Gilead Sciences, Inc. (a)	28,400	1,089,992
Keryx Biopharmaceuticals, Inc. (a)	15,700	62,800
Lexicon Pharmaceuticals, Inc. (a)	67,400	113,906
Nanosphere, Inc. (a)	18,600	68,076
NPS Pharmaceuticals, Inc. (a)	17,800	178,089
SIGA Technologies, Inc. (a)(d)	43,700	501,458
Theravance, Inc. (a)	15,100	317,704
United Therapeutics Corp. (a)	5,600	380,688
Vertex Pharmaceuticals, Inc. (a)	3,000	116,670
		5,287,588
Health Care Equipment & Supplies - 1.3%
Alere, Inc. (a)	18,000	705,060
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Edwards Lifesciences Corp. (a)	12,400	$ 1,045,196
Mako Surgical Corp. (a)	2,400	37,248
		1,787,504
Health Care Providers & Services - 1.3%
McKesson Corp.	4,100	308,197
Medco Health Solutions, Inc. (a)	24,600	1,501,092
		1,809,289
Health Care Technology - 1.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)	70,000	1,477,700
Cerner Corp. (a)	8,300	820,455
		2,298,155
Pharmaceuticals - 1.2%
Ardea Biosciences, Inc. (a)	10,400	275,808
AVANIR Pharmaceuticals Class A (a)	15,500	62,775
Cadence Pharmaceuticals, Inc. (a)(d)	32,900	255,469
Shire PLC sponsored ADR	4,300	341,033
Teva Pharmaceutical Industries Ltd. sponsored ADR	5,000	273,250
Valeant Pharmaceuticals International, Inc.	11,041	402,443
		1,610,778
TOTAL HEALTH CARE		12,793,314
INDUSTRIALS - 11.3%
Aerospace & Defense - 3.4%
Alliant Techsystems, Inc.	3,400	257,584
Precision Castparts Corp.	10,000	1,429,900
Raytheon Co.	6,500	324,935
United Technologies Corp.	32,700	2,658,510
		4,670,929
Airlines - 0.2%
Southwest Airlines Co.	25,000	296,250
Building Products - 0.3%
Quanex Building Products Corp.	17,000	331,330
Commercial Services & Supplies - 0.0%
Higher One Holdings, Inc. (a)	700	13,314
Sykes Enterprises, Inc. (a)	600	11,688
		25,002
Construction & Engineering - 0.9%
Fluor Corp.	5,600	387,464
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	9,000	$ 462,330
KBR, Inc.	12,700	407,670
		1,257,464
Electrical Equipment - 1.2%
Alstom SA	4,851	270,721
American Superconductor Corp. (a)(d)	12,700	346,329
Emerson Electric Co.	5,700	335,616
Satcon Technology Corp. (a)(d)	126,800	614,980
		1,567,646
Industrial Conglomerates - 1.1%
Textron, Inc.	55,500	1,459,095
Machinery - 1.9%
Cummins, Inc.	11,100	1,175,268
Ingersoll-Rand Co. Ltd.	28,300	1,335,760
Weg SA	10,900	129,819
		2,640,847
Professional Services - 1.1%
IHS, Inc. Class A (a)	200	16,392
Towers Watson & Co.	27,800	1,515,934
		1,532,326
Road & Rail - 0.6%
Union Pacific Corp.	8,300	785,429
Trading Companies & Distributors - 0.6%
WESCO International, Inc. (a)	15,500	868,775
TOTAL INDUSTRIALS		15,435,093
INFORMATION TECHNOLOGY - 32.6%
Communications Equipment - 4.0%
Acme Packet, Inc. (a)	6,000	322,680
Juniper Networks, Inc. (a)	30,700	1,139,584
QUALCOMM, Inc.	52,900	2,863,477
Research In Motion Ltd. (a)	10,600	626,566
Riverbed Technology, Inc. (a)	12,700	455,549
		5,407,856
Computers & Peripherals - 6.8%
Apple, Inc. (a)	24,500	8,313,340
NetApp, Inc. (a)	3,100	169,663
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
SanDisk Corp. (a)	11,600	$ 526,292
Western Digital Corp. (a)	10,300	350,406
		9,359,701
Internet Software & Services - 8.0%
Akamai Technologies, Inc. (a)	12,000	579,840
Baidu.com, Inc. sponsored ADR (a)	6,800	738,684
Demand Media, Inc. (a)	3,400	68,952
eBay, Inc. (a)	92,800	2,817,408
Google, Inc. Class A (a)	8,200	4,922,952
Mail.ru Group Ltd. GDR unit (a)(e)	200	7,120
NetEase.com, Inc. sponsored ADR (a)	9,000	363,060
OpenTable, Inc. (a)	3,400	267,308
Rackspace Hosting, Inc. (a)	22,704	760,811
YouKu.com, Inc. ADR (a)(d)	11,800	349,634
		10,875,769
IT Services - 2.4%
Cognizant Technology Solutions Corp. Class A (a)	33,200	2,421,940
International Business Machines Corp.	3,400	550,800
Virtusa Corp. (a)	16,000	257,600
		3,230,340
Semiconductors & Semiconductor Equipment - 2.7%
Alpha & Omega Semiconductor Ltd. (a)	2,000	28,280
Avago Technologies Ltd.	11,900	341,649
Broadcom Corp. Class A	8,000	360,720
Inphi Corp.	600	11,358
LTX-Credence Corp. (a)	22,600	200,349
Marvell Technology Group Ltd. (a)	42,200	802,222
National Semiconductor Corp.	10,200	154,632
NVIDIA Corp. (a)	34,800	832,416
Power Integrations, Inc.	8,000	295,440
Skyworks Solutions, Inc. (a)	23,000	730,710
		3,757,776
Software - 8.7%
BMC Software, Inc. (a)	14,800	705,960
CA, Inc.	33,100	787,780
Check Point Software Technologies Ltd. (a)	8,800	392,040
Citrix Systems, Inc. (a)	6,500	410,670
Informatica Corp. (a)	17,900	830,560
Intuit, Inc. (a)	32,200	1,511,146
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Longtop Financial Technologies Ltd. ADR (a)	9,200	$ 302,680
MICROS Systems, Inc. (a)	31,700	1,449,958
Oracle Corp.	64,100	2,053,123
Red Hat, Inc. (a)	16,700	690,044
Rovi Corp. (a)	200	12,352
salesforce.com, Inc. (a)	6,400	826,496
Solera Holdings, Inc.	26,900	1,407,677
Velti Ltd. (a)	3,000	42,660
VMware, Inc. Class A (a)	5,500	470,360
		11,893,506
TOTAL INFORMATION TECHNOLOGY		44,524,948
MATERIALS - 5.2%
Chemicals - 2.5%
Ashland, Inc.	13,500	783,810
CF Industries Holdings, Inc.	6,400	864,256
LyondellBasell Industries NV Class A (a)	19,000	682,860
Praxair, Inc.	11,700	1,088,568
		3,419,494
Metals & Mining - 2.7%
Alcoa, Inc.	13,400	222,038
AngloGold Ashanti Ltd. sponsored ADR	14,000	602,560
Freeport-McMoRan Copper & Gold, Inc.	5,600	609,000
Goldcorp, Inc.	9,900	397,444
Ivanhoe Mines Ltd. (a)	10,300	286,128
Newcrest Mining Ltd.	20,466	754,222
Reliance Steel & Aluminum Co.	7,400	386,946
United States Steel Corp.	7,200	415,224
		3,673,562
TOTAL MATERIALS		7,093,056
TELECOMMUNICATION SERVICES - 1.3%
Wireless Telecommunication Services - 1.3%
American Tower Corp. Class A (a)	35,200	1,790,272
Common Stocks - continued
	Shares	Value
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	11,100	$ 137,640
TOTAL COMMON STOCKS (Cost $111,220,830)		135,683,023
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.19% (b)	1,714,967	1,714,967
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	4,112,675	4,112,675
TOTAL MONEY MARKET FUNDS (Cost $5,827,642)		5,827,642
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $117,048,472)		141,510,665
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(5,015,609)
NET ASSETS - 100%		$ 136,495,056
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,120 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,183
Fidelity Securities Lending Cash Central Fund	26,738
Total	$ 28,921
Other Information

The following is a summary of the inputs used, as of January 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 20,355,900	$ 20,355,900	$ -	$ -
Consumer Staples	10,293,526	9,715,112	578,414	-
Energy	15,842,296	15,842,296	-	-
Financials	7,416,978	7,416,978	-	-
Health Care	12,793,314	12,793,314	-	-
Industrials	15,435,093	15,435,093	-	-
Information Technology	44,524,948	44,524,948	-	-
Materials	7,093,056	7,093,056	-	-
Telecommunication Services	1,790,272	1,790,272	-	-
Utilities	137,640	137,640	-	-
Money Market Funds	5,827,642	5,827,642	-	-
Total Investments in Securities:	$ 141,510,665	$ 140,932,251	$ 578,414	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.7%
Cayman Islands	2.4%
Canada	1.3%
Switzerland	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	6.6%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $35,978,853 of which $27,318,752 and $8,660,101 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $3,987,876) - See accompanying schedule: Unaffiliated issuers (cost $111,220,830)	$ 135,683,023
Fidelity Central Funds (cost $5,827,642)	5,827,642
Total Investments (cost $117,048,472)		$ 141,510,665
Receivable for investments sold		1,799,943
Receivable for fund shares sold		310,424
Dividends receivable		24,573
Distributions receivable from Fidelity Central Funds		6,821
Prepaid expenses		281
Other receivables		2,619
Total assets		143,655,326

Liabilities
Payable for investments purchased	$ 2,183,446
Payable for fund shares redeemed	724,519
Accrued management fee	47,389
Distribution and service plan fees payable	6,821
Other affiliated payables	35,854
Other payables and accrued expenses	49,566
Collateral on securities loaned, at value	4,112,675
Total liabilities		7,160,270

Net Assets		$ 136,495,056
Net Assets consist of:
Paid in capital		$ 148,069,404
Accumulated net investment loss		(5,902)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,030,704)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,462,258
Net Assets		$ 136,495,056

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,669,159 ÷ 677,863 shares)	$ 9.84

Maximum offering price per share (100/94.25 of $9.84)	$ 10.44
Class T: Net Asset Value and redemption price per share ($2,900,458 ÷ 296,594 shares)	$ 9.78

Maximum offering price per share (100/96.50 of $9.78)	$ 10.13
Class B: Net Asset Value and offering price per share ($2,143,217 ÷ 221,521 shares)A	$ 9.68

Class C: Net Asset Value and offering price per share ($3,623,186 ÷ 376,781 shares)A	$ 9.62

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($120,671,446 ÷ 12,153,962 shares)	$ 9.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($487,590 ÷ 48,914 shares)	$ 9.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 943,443
Interest		1
Income from Fidelity Central Funds		28,921
Total income		972,365

Expenses
Management fee Basic fee	$ 646,671
Performance adjustment	(212,576)
Transfer agent fees	346,348
Distribution and service plan fees	63,914
Accounting and security lending fees	45,237
Custodian fees and expenses	31,674
Independent trustees' compensation	642
Registration fees	94,410
Audit	55,004
Legal	471
Miscellaneous	1,369
Total expenses before reductions	1,073,164
Expense reductions	(6,998)	1,066,166
Net investment income (loss)		(93,801)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,830,589
Foreign currency transactions	(10,665)
Total net realized gain (loss)		9,819,924
Change in net unrealized appreciation (depreciation) on: Investment securities	19,527,822
Assets and liabilities in foreign currencies	31
Total change in net unrealized appreciation (depreciation)		19,527,853
Net gain (loss)		29,347,777
Net increase (decrease) in net assets resulting from operations		$ 29,253,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (93,801)	$ 322,466
Net realized gain (loss)	9,819,924	2,419,705
Change in net unrealized appreciation (depreciation)	19,527,853	22,232,491
Net increase (decrease) in net assets resulting from operations	29,253,976	24,974,662
Distributions to shareholders from net investment income	-	(384,292)
Share transactions - net increase (decrease)	1,733,380	(9,927,613)
Total increase (decrease) in net assets	30,987,356	14,662,757

Net Assets
Beginning of period	105,507,700	90,844,943
End of period (including accumulated net investment loss of $5,902 and $0, respectively)	$ 136,495,056	$ 105,507,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.64	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.02)	.01	.02	(.03)
Net realized and unrealized gain (loss)	2.22	1.53	(3.71)	(.72)
Total from investment operations	2.20	1.54	(3.69)	(.75)
Distributions from net investment income	-	(.02)	(.04)	-
Distributions from net realized gain	-	-	-	(1.25)
Total distributions	-	(.02)	(.04)	(1.25)
Net asset value, end of period	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Total Return B,C,D	28.80%	25.14%	(37.49)%	(6.99)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.12%	1.07%	1.01%	1.20% A
Expenses net of fee waivers, if any	1.12%	1.07%	1.01%	1.20% A
Expenses net of all reductions	1.12%	1.06%	1.01%	1.20% A
Net investment income (loss)	(.28)%	.08%	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,669	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.61	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	2.22	1.52	(3.70)	(.69)
Total from investment operations	2.17	1.50	(3.71)	(.75)
Distributions from net investment income	-	- J	(.03)	-
Distributions from net realized gain	-	-	-	(1.25)
Total distributions	-	- J	(.03)	(1.25)
Net asset value, end of period	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Total Return B,C,D	28.52%	24.60%	(37.71)%	(7.05)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.42%	1.38%	1.31%	1.47% A
Expenses net of fee waivers, if any	1.42%	1.38%	1.31%	1.47% A
Expenses net of all reductions	1.42%	1.36%	1.31%	1.47% A
Net investment income (loss)	(.58)%	(.23)%	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,900	$ 1,548	$ 820	$ 1,097
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.57	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	2.20	1.53	(3.69)	(.70)
Total from investment operations	2.11	1.48	(3.74)	(.82)
Distributions from net investment income	-	-	- J	-
Distributions from net realized gain	-	-	-	(1.20)
Total distributions	-	-	- J	(1.20)
Net asset value, end of period	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Total Return B,C,D	27.87%	24.30%	(38.01)%	(7.62)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.87%	1.82%	1.76%	1.99% A
Expenses net of fee waivers, if any	1.87%	1.82%	1.76%	1.99% A
Expenses net of all reductions	1.87%	1.80%	1.76%	1.99% A
Net investment income (loss)	(1.03)%	(.67)%	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,143	$ 1,466	$ 815	$ 543
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.52	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	2.19	1.51	(3.69)	(.70)
Total from investment operations	2.10	1.46	(3.73)	(.81)
Distributions from net investment income	-	-	(.03)	-
Distributions from net realized gain	-	-	-	(1.22)
Total distributions	-	-	(.03)	(1.22)
Net asset value, end of period	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Total Return B,C,D	27.93%	24.09%	(37.98)%	(7.54)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.87%	1.82%	1.77%	1.96% A
Expenses net of fee waivers, if any	1.87%	1.82%	1.77%	1.96% A
Expenses net of all reductions	1.87%	1.80%	1.77%	1.96% A
Net investment income (loss)	(1.03)%	(.67)%	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,623	$ 1,917	$ 1,441	$ 945
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 7.69	$ 6.15	$ 9.89	$ 11.92	$ 11.82
Income from Investment Operations
Net investment income (loss) B	- G	.02	.04	(.01)	- G
Net realized and unrealized gain (loss)	2.24	1.55	(3.73)	(.77)	.37
Total from investment operations	2.24	1.57	(3.69)	(.78)	.37
Distributions from net investment income	-	(.03)	(.05)	-	(.01)
Distributions from net realized gain	-	-	-	(1.25)	(.26)
Total distributions	-	(.03)	(.05)	(1.25)	(.27)
Redemption fees added to paid in capital B	-	-	-	-	-F,G
Net asset value, end of period	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92
Total Return A	29.13%	25.50%	(37.36)%	(7.26)%	3.20%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.81%	.75%	1.03%	1.10%
Expenses net of fee waivers, if any	.87%	.81%	.74%	.99%	1.00%
Expenses net of all reductions	.86%	.80%	.74%	.98%	.99%
Net investment income (loss)	(.02)%	.34%	.47%	(.07)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,671	$ 96,661	$ 85,332	$ 147,864	$ 183,515
Portfolio turnover rate D	126%	342%	355%	428%	189%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The redemption fee was eliminated during the year ended January 31, 2007.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.72	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) D	- I	.03	.04	- I
Net realized and unrealized gain (loss)	2.25	1.54	(3.72)	(.70)
Total from investment operations	2.25	1.57	(3.68)	(.70)
Distributions from net investment income	-	(.03)	(.02)	-
Distributions from net realized gain	-	-	-	(1.27)
Total distributions	-	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Total Return B,C	29.15%	25.42%	(37.29)%	(6.64)%
Ratios to Average Net Assets E,H
Expenses before reductions	.86%	.76%	.68%	.88% A
Expenses net of fee waivers, if any	.86%	.76%	.68%	.88% A
Expenses net of all reductions	.86%	.74%	.68%	.88% A
Net investment income (loss)	(.02)%	.39%	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 488	$ 111	$ 277	$ 386
Portfolio turnover rate F	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 25,765,209
Gross unrealized depreciation	(1,354,867)
Net unrealized appreciation (depreciation) on securities and other investments	$ 24,410,342

Tax Cost	$ 117,100,323

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (35,978,853)
Net unrealized appreciation (depreciation)	$ 24,410,407

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ -	$ 384,292

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $145,529,370 and $144,233,217, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,885	$ 24
Class T	.25%	.25%	10,924	28
Class B	.75%	.25%	16,564	12,423
Class C	.75%	.25%	24,541	7,558
			$ 63,914	$ 20,033

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,562
Class T	2,206
Class B*	3,965
Class C*	1,529
$ 17,262

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,333.30
Class T	7,664.35
Class B	4,994.30
Class C	7,368.30
Large Cap Growth	311,159.30
Institutional Class	830.29
	$ 346,348

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,323 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $434 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $26,738. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,998 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net investment income
Class A	$ -	$ 8,479
Class T	-	571
Large Cap Growth	-	374,803
Institutional Class	-	439
Total	$ -	$ 384,292

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	361,056	327,406	$ 3,185,180	$ 2,312,604
Reinvestment of distributions	-	1,059	-	8,359
Shares redeemed	(181,389)	(183,059)	(1,535,053)	(1,292,164)
Net increase (decrease)	179,667	145,406	$ 1,650,127	$ 1,028,799
Class T
Shares sold	140,930	100,987	$ 1,207,937	$ 713,118
Reinvestment of distributions	-	68	-	533
Shares redeemed	(47,579)	(32,038)	(408,587)	(224,923)
Net increase (decrease)	93,351	69,017	$ 799,350	$ 488,728
Class B
Shares sold	79,473	107,177	$ 702,050	$ 710,844
Shares redeemed	(51,655)	(47,262)	(431,055)	(331,301)
Net increase (decrease)	27,818	59,915	$ 270,995	$ 379,543
Class C
Shares sold	213,157	165,483	$ 1,855,577	$ 1,155,533
Shares redeemed	(91,191)	(148,613)	(750,591)	(1,029,269)
Net increase (decrease)	121,966	16,870	$ 1,104,986	$ 126,264
Large Cap Growth
Shares sold	4,390,498	6,708,528	$ 38,539,310	$ 46,276,903
Reinvestment of distributions	-	46,579	-	369,900
Shares redeemed	(4,808,945)	(8,052,386)	(40,933,269)	(58,411,389)
Net increase (decrease)	(418,447)	(1,297,279)	$ (2,393,959)	$ (11,764,586)
Institutional Class
Shares sold	46,417	9,588	$ 398,963	$ 71,684
Reinvestment of distributions	-	51	-	403
Shares redeemed	(11,923)	(40,138)	(97,082)	(258,448)
Net increase (decrease)	34,494	(30,499)	$ 301,881	$ (186,361)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

LCG-UANN-0311
1.900187.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Large Cap Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2011

Class A, Class T, Class B, and Class C are classes of Fidelity® Large Cap Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) B	21.39%	-1.95%	0.97%
Class T (incl. 3.50% sales charge) C	24.02%	-1.70%	1.12%
Class B (incl. contingent deferred sales charge) D	22.87%	-1.71%	1.30%
Class C (incl. contingent deferred sales charge) E	26.93%	-1.36%	1.31%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Growth Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity Advisor® Large Cap Growth Fund: For the 12 months ending January 31, 2011, the fund's Class A, Class T, Class B and Class C shares returned 28.80%, 28.52%, 27.87% and 27.93%, respectively (excluding sales charges), while the Russell 1000® Growth Index advanced 25.14%. Strong stock selection within information technology, consumer discretionary and health care helped the most this period. Top individual contributors included Tempur-Pedic International, a leader in premium bedding that enjoyed better-than-expected sales and earnings, and Baidu, a Chinese Internet search firm that benefited as competition eased and pricing improved. Skyworks Solutions, which makes semiconductor chips for cell phones, also posted steep gains, fueled by growing phone sales and the use of more-expensive chips in smart phones. In health care, not owning some lagging index components, including Abbott Laboratories, also proved helpful. Conversely, stock selection in industrials, mainly within capital goods, detracted from results, as did an overweighting in financials. The biggest individual stock disappointments included Inverness Medical Innovations (renamed Alere), a medical diagnostics company with slowing revenue growth. In addition, shares of Canada's Research in Motion (RIM), maker of the BlackBerry® smart phone, struggled, as investors worried about growing competition from Apple's iPhone® mobile digital device and those running Google's AndroidTM platform. RIM and Baidu were not in the Russell index.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity Advisor® Large Cap Growth Fund: For the 12 months ending January 31, 2011, the fund's Institutional Class shares returned 29.15%, while the Russell 1000® Growth Index advanced 25.14%. Strong stock selection within information technology, consumer discretionary and health care helped the most this period. Top individual contributors included Tempur-Pedic International, a leader in premium bedding that enjoyed better-than-expected sales and earnings, and Baidu, a Chinese Internet search firm that benefited as competition eased and pricing improved. Skyworks Solutions, which makes semiconductor chips for cell phones, also posted steep gains, fueled by growing phone sales and the use of more-expensive chips in smart phones. In health care, not owning some lagging index components, including Abbott Laboratories, also proved helpful. Conversely, stock selection in industrials, mainly within capital goods, detracted from results, as did an overweighting in financials. The biggest individual stock disappointments included Inverness Medical Innovations (renamed Alere), a medical diagnostics company with slowing revenue growth. In addition, shares of Canada's Research in Motion (RIM), maker of the BlackBerry® smart phone, struggled, as investors worried about growing competition from Apple's iPhone® mobile digital device and those running Google's AndroidTM platform. RIM and Baidu were not in the Russell index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	1.14%
Actual		$ 1,000.00	$ 1,226.90	$ 6.40
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80
Class T	1.44%
Actual		$ 1,000.00	$ 1,225.60	$ 8.08
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.32
Class B	1.90%
Actual		$ 1,000.00	$ 1,223.80	$ 10.65
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.89%
Actual		$ 1,000.00	$ 1,222.40	$ 10.59
HypotheticalA		$ 1,000.00	$ 1,015.68	$ 9.60
Large Cap Growth	.89%
Actual		$ 1,000.00	$ 1,229.00	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Institutional Class	.88%
Actual		$ 1,000.00	$ 1,229.30	$ 4.94
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	6.7	6.0
Apple, Inc.	6.1	5.2
Google, Inc. Class A	3.6	1.7
QUALCOMM, Inc.	2.1	1.4
eBay, Inc.	2.1	1.7
United Technologies Corp.	2.0	1.6
Cognizant Technology Solutions Corp. Class A	1.8	1.2
Tempur-Pedic International, Inc.	1.7	1.4
Amazon.com, Inc.	1.7	1.8
The Coca-Cola Co.	1.6	1.5
	29.4
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.6	32.7
Consumer Discretionary	14.9	13.9
Energy	11.6	10.6
Industrials	11.3	12.9
Health Care	9.4	8.9
Asset Allocation (% of fund's net assets)
As of January 31, 2011*		As of July 31, 2010**
	Stocks 99.4%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	12.3%	** Foreign investments	9.9%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 14.9%
Auto Components - 0.4%
Minth Group Ltd.	64,000	$ 96,860
TRW Automotive Holdings Corp. (a)	7,600	453,416
		550,276
Automobiles - 2.0%
Ford Motor Co. (a)	56,900	907,555
General Motors Co.	45,100	1,645,699
Hyundai Motor Co.	760	121,478
		2,674,732
Hotels, Restaurants & Leisure - 0.0%
Las Vegas Sands Corp. (a)	300	13,947
Household Durables - 2.7%
Beazer Homes USA, Inc. (a)(d)	36,100	193,135
iRobot Corp. (a)	13,800	372,600
Meritage Homes Corp. (a)	13,500	309,960
Ryland Group, Inc.	23,300	414,740
Tempur-Pedic International, Inc. (a)	54,100	2,360,924
		3,651,359
Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (a)	13,800	2,341,032
E-Commerce China Dangdang, Inc. ADR (d)	19,600	554,680
Netflix, Inc. (a)	2,700	578,016
Priceline.com, Inc. (a)	1,300	557,076
		4,030,804
Leisure Equipment & Products - 0.6%
Hasbro, Inc.	17,800	784,802
Media - 0.5%
Discovery Communications, Inc. (a)	300	11,700
Virgin Media, Inc.	24,600	618,936
		630,636
Specialty Retail - 3.8%
DSW, Inc. Class A (a)(d)	49,900	1,661,171
Sally Beauty Holdings, Inc. (a)	128,500	1,691,060
TJX Companies, Inc.	40,200	1,905,078
		5,257,309
Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. (a)	18,500	1,357,715
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Phillips-Van Heusen Corp.	24,000	$ 1,400,880
Vera Bradley, Inc.	100	3,440
		2,762,035
TOTAL CONSUMER DISCRETIONARY		20,355,900
CONSUMER STAPLES - 7.6%
Beverages - 2.5%
Anheuser-Busch InBev SA NV	10,484	578,414
Dr Pepper Snapple Group, Inc.	19,500	690,885
The Coca-Cola Co.	34,200	2,149,470
		3,418,769
Food & Staples Retailing - 0.8%
BJ's Wholesale Club, Inc. (a)	10,500	461,370
Drogasil SA	7,200	51,814
Fresh Market, Inc.	8,400	308,868
Wal-Mart de Mexico SA de CV Series V	93,300	259,141
		1,081,193
Food Products - 1.4%
Danone	4,664	280,877
Green Mountain Coffee Roasters, Inc. (a)	12,800	429,824
Mead Johnson Nutrition Co. Class A	5,500	318,835
Nestle SA sponsored ADR	10,100	547,622
Shenguan Holdings Group Ltd.	84,000	112,692
Want Want China Holdings Ltd. ADR	3,900	162,064
		1,851,914
Household Products - 0.7%
Procter & Gamble Co.	14,500	915,385
Personal Products - 2.2%
Estee Lauder Companies, Inc. Class A	6,600	531,300
Hengan International Group Co. Ltd.	24,000	179,612
Herbalife Ltd.	22,300	1,456,859
Schiff Nutrition International, Inc.	115,700	858,494
		3,026,265
TOTAL CONSUMER STAPLES		10,293,526
Common Stocks - continued
	Shares	Value
ENERGY - 11.6%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	8,000	$ 548,080
Halliburton Co.	18,700	841,500
Noble Corp.	11,000	420,750
Oceaneering International, Inc. (a)	7,200	556,056
Schlumberger Ltd.	13,700	1,219,163
Weatherford International Ltd. (a)	17,300	410,356
		3,995,905
Oil, Gas & Consumable Fuels - 8.7%
Atlas Pipeline Partners, LP	5,500	133,430
Chesapeake Energy Corp.	9,100	268,723
Exxon Mobil Corp.	113,000	9,116,839
Holly Corp.	9,500	466,165
Massey Energy Co.	12,900	810,894
Southwestern Energy Co. (a)	17,000	671,500
Whiting Petroleum Corp. (a)	3,000	378,840
		11,846,391
TOTAL ENERGY		15,842,296
FINANCIALS - 5.4%
Capital Markets - 2.0%
Bank of New York Mellon Corp.	11,000	343,530
Charles Schwab Corp.	38,100	687,705
Goldman Sachs Group, Inc.	1,900	310,878
Morgan Stanley	29,900	879,060
TD Ameritrade Holding Corp.	24,000	490,080
		2,711,253
Commercial Banks - 1.8%
Aozora Bank Ltd.	68,000	149,951
Comerica, Inc.	7,400	282,680
Regions Financial Corp.	58,300	413,930
SunTrust Banks, Inc.	26,400	803,352
Synovus Financial Corp.	176,900	467,016
Wells Fargo & Co.	10,400	337,168
Zions Bancorporation	1,900	44,802
		2,498,899
Consumer Finance - 0.2%
SLM Corp. (a)	17,000	244,970
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 0.6%
Citigroup, Inc. (a)	83,800	$ 403,916
JPMorgan Chase & Co.	8,200	368,508
		772,424
Insurance - 0.3%
AFLAC, Inc.	1,200	69,096
Assured Guaranty Ltd.	23,900	345,594
		414,690
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	17,800	394,982
Jones Lang LaSalle, Inc.	4,000	354,560
		749,542
Thrifts & Mortgage Finance - 0.0%
BankUnited, Inc. (a)	900	25,200
TOTAL FINANCIALS		7,416,978
HEALTH CARE - 9.4%
Biotechnology - 3.9%
Alexion Pharmaceuticals, Inc. (a)	9,800	821,436
Amarin Corp. PLC ADR (a)	22,400	198,912
Amicus Therapeutics, Inc. (a)	56,100	319,209
Amylin Pharmaceuticals, Inc. (a)	3,100	50,158
ARIAD Pharmaceuticals, Inc. (a)	63,900	407,363
ArQule, Inc. (a)	14,500	88,885
BioMarin Pharmaceutical, Inc. (a)	15,100	383,842
Dynavax Technologies Corp. (a)	62,800	188,400
Gilead Sciences, Inc. (a)	28,400	1,089,992
Keryx Biopharmaceuticals, Inc. (a)	15,700	62,800
Lexicon Pharmaceuticals, Inc. (a)	67,400	113,906
Nanosphere, Inc. (a)	18,600	68,076
NPS Pharmaceuticals, Inc. (a)	17,800	178,089
SIGA Technologies, Inc. (a)(d)	43,700	501,458
Theravance, Inc. (a)	15,100	317,704
United Therapeutics Corp. (a)	5,600	380,688
Vertex Pharmaceuticals, Inc. (a)	3,000	116,670
		5,287,588
Health Care Equipment & Supplies - 1.3%
Alere, Inc. (a)	18,000	705,060
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Edwards Lifesciences Corp. (a)	12,400	$ 1,045,196
Mako Surgical Corp. (a)	2,400	37,248
		1,787,504
Health Care Providers & Services - 1.3%
McKesson Corp.	4,100	308,197
Medco Health Solutions, Inc. (a)	24,600	1,501,092
		1,809,289
Health Care Technology - 1.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)	70,000	1,477,700
Cerner Corp. (a)	8,300	820,455
		2,298,155
Pharmaceuticals - 1.2%
Ardea Biosciences, Inc. (a)	10,400	275,808
AVANIR Pharmaceuticals Class A (a)	15,500	62,775
Cadence Pharmaceuticals, Inc. (a)(d)	32,900	255,469
Shire PLC sponsored ADR	4,300	341,033
Teva Pharmaceutical Industries Ltd. sponsored ADR	5,000	273,250
Valeant Pharmaceuticals International, Inc.	11,041	402,443
		1,610,778
TOTAL HEALTH CARE		12,793,314
INDUSTRIALS - 11.3%
Aerospace & Defense - 3.4%
Alliant Techsystems, Inc.	3,400	257,584
Precision Castparts Corp.	10,000	1,429,900
Raytheon Co.	6,500	324,935
United Technologies Corp.	32,700	2,658,510
		4,670,929
Airlines - 0.2%
Southwest Airlines Co.	25,000	296,250
Building Products - 0.3%
Quanex Building Products Corp.	17,000	331,330
Commercial Services & Supplies - 0.0%
Higher One Holdings, Inc. (a)	700	13,314
Sykes Enterprises, Inc. (a)	600	11,688
		25,002
Construction & Engineering - 0.9%
Fluor Corp.	5,600	387,464
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	9,000	$ 462,330
KBR, Inc.	12,700	407,670
		1,257,464
Electrical Equipment - 1.2%
Alstom SA	4,851	270,721
American Superconductor Corp. (a)(d)	12,700	346,329
Emerson Electric Co.	5,700	335,616
Satcon Technology Corp. (a)(d)	126,800	614,980
		1,567,646
Industrial Conglomerates - 1.1%
Textron, Inc.	55,500	1,459,095
Machinery - 1.9%
Cummins, Inc.	11,100	1,175,268
Ingersoll-Rand Co. Ltd.	28,300	1,335,760
Weg SA	10,900	129,819
		2,640,847
Professional Services - 1.1%
IHS, Inc. Class A (a)	200	16,392
Towers Watson & Co.	27,800	1,515,934
		1,532,326
Road & Rail - 0.6%
Union Pacific Corp.	8,300	785,429
Trading Companies & Distributors - 0.6%
WESCO International, Inc. (a)	15,500	868,775
TOTAL INDUSTRIALS		15,435,093
INFORMATION TECHNOLOGY - 32.6%
Communications Equipment - 4.0%
Acme Packet, Inc. (a)	6,000	322,680
Juniper Networks, Inc. (a)	30,700	1,139,584
QUALCOMM, Inc.	52,900	2,863,477
Research In Motion Ltd. (a)	10,600	626,566
Riverbed Technology, Inc. (a)	12,700	455,549
		5,407,856
Computers & Peripherals - 6.8%
Apple, Inc. (a)	24,500	8,313,340
NetApp, Inc. (a)	3,100	169,663
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
SanDisk Corp. (a)	11,600	$ 526,292
Western Digital Corp. (a)	10,300	350,406
		9,359,701
Internet Software & Services - 8.0%
Akamai Technologies, Inc. (a)	12,000	579,840
Baidu.com, Inc. sponsored ADR (a)	6,800	738,684
Demand Media, Inc. (a)	3,400	68,952
eBay, Inc. (a)	92,800	2,817,408
Google, Inc. Class A (a)	8,200	4,922,952
Mail.ru Group Ltd. GDR unit (a)(e)	200	7,120
NetEase.com, Inc. sponsored ADR (a)	9,000	363,060
OpenTable, Inc. (a)	3,400	267,308
Rackspace Hosting, Inc. (a)	22,704	760,811
YouKu.com, Inc. ADR (a)(d)	11,800	349,634
		10,875,769
IT Services - 2.4%
Cognizant Technology Solutions Corp. Class A (a)	33,200	2,421,940
International Business Machines Corp.	3,400	550,800
Virtusa Corp. (a)	16,000	257,600
		3,230,340
Semiconductors & Semiconductor Equipment - 2.7%
Alpha & Omega Semiconductor Ltd. (a)	2,000	28,280
Avago Technologies Ltd.	11,900	341,649
Broadcom Corp. Class A	8,000	360,720
Inphi Corp.	600	11,358
LTX-Credence Corp. (a)	22,600	200,349
Marvell Technology Group Ltd. (a)	42,200	802,222
National Semiconductor Corp.	10,200	154,632
NVIDIA Corp. (a)	34,800	832,416
Power Integrations, Inc.	8,000	295,440
Skyworks Solutions, Inc. (a)	23,000	730,710
		3,757,776
Software - 8.7%
BMC Software, Inc. (a)	14,800	705,960
CA, Inc.	33,100	787,780
Check Point Software Technologies Ltd. (a)	8,800	392,040
Citrix Systems, Inc. (a)	6,500	410,670
Informatica Corp. (a)	17,900	830,560
Intuit, Inc. (a)	32,200	1,511,146
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Longtop Financial Technologies Ltd. ADR (a)	9,200	$ 302,680
MICROS Systems, Inc. (a)	31,700	1,449,958
Oracle Corp.	64,100	2,053,123
Red Hat, Inc. (a)	16,700	690,044
Rovi Corp. (a)	200	12,352
salesforce.com, Inc. (a)	6,400	826,496
Solera Holdings, Inc.	26,900	1,407,677
Velti Ltd. (a)	3,000	42,660
VMware, Inc. Class A (a)	5,500	470,360
		11,893,506
TOTAL INFORMATION TECHNOLOGY		44,524,948
MATERIALS - 5.2%
Chemicals - 2.5%
Ashland, Inc.	13,500	783,810
CF Industries Holdings, Inc.	6,400	864,256
LyondellBasell Industries NV Class A (a)	19,000	682,860
Praxair, Inc.	11,700	1,088,568
		3,419,494
Metals & Mining - 2.7%
Alcoa, Inc.	13,400	222,038
AngloGold Ashanti Ltd. sponsored ADR	14,000	602,560
Freeport-McMoRan Copper & Gold, Inc.	5,600	609,000
Goldcorp, Inc.	9,900	397,444
Ivanhoe Mines Ltd. (a)	10,300	286,128
Newcrest Mining Ltd.	20,466	754,222
Reliance Steel & Aluminum Co.	7,400	386,946
United States Steel Corp.	7,200	415,224
		3,673,562
TOTAL MATERIALS		7,093,056
TELECOMMUNICATION SERVICES - 1.3%
Wireless Telecommunication Services - 1.3%
American Tower Corp. Class A (a)	35,200	1,790,272
Common Stocks - continued
	Shares	Value
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	11,100	$ 137,640
TOTAL COMMON STOCKS (Cost $111,220,830)		135,683,023
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.19% (b)	1,714,967	1,714,967
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	4,112,675	4,112,675
TOTAL MONEY MARKET FUNDS (Cost $5,827,642)		5,827,642
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $117,048,472)		141,510,665
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(5,015,609)
NET ASSETS - 100%		$ 136,495,056
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,120 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,183
Fidelity Securities Lending Cash Central Fund	26,738
Total	$ 28,921
Other Information

The following is a summary of the inputs used, as of January 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 20,355,900	$ 20,355,900	$ -	$ -
Consumer Staples	10,293,526	9,715,112	578,414	-
Energy	15,842,296	15,842,296	-	-
Financials	7,416,978	7,416,978	-	-
Health Care	12,793,314	12,793,314	-	-
Industrials	15,435,093	15,435,093	-	-
Information Technology	44,524,948	44,524,948	-	-
Materials	7,093,056	7,093,056	-	-
Telecommunication Services	1,790,272	1,790,272	-	-
Utilities	137,640	137,640	-	-
Money Market Funds	5,827,642	5,827,642	-	-
Total Investments in Securities:	$ 141,510,665	$ 140,932,251	$ 578,414	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.7%
Cayman Islands	2.4%
Canada	1.3%
Switzerland	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	6.6%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $35,978,853 of which $27,318,752 and $8,660,101 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $3,987,876) - See accompanying schedule: Unaffiliated issuers (cost $111,220,830)	$ 135,683,023
Fidelity Central Funds (cost $5,827,642)	5,827,642
Total Investments (cost $117,048,472)		$ 141,510,665
Receivable for investments sold		1,799,943
Receivable for fund shares sold		310,424
Dividends receivable		24,573
Distributions receivable from Fidelity Central Funds		6,821
Prepaid expenses		281
Other receivables		2,619
Total assets		143,655,326

Liabilities
Payable for investments purchased	$ 2,183,446
Payable for fund shares redeemed	724,519
Accrued management fee	47,389
Distribution and service plan fees payable	6,821
Other affiliated payables	35,854
Other payables and accrued expenses	49,566
Collateral on securities loaned, at value	4,112,675
Total liabilities		7,160,270

Net Assets		$ 136,495,056
Net Assets consist of:
Paid in capital		$ 148,069,404
Accumulated net investment loss		(5,902)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,030,704)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,462,258
Net Assets		$ 136,495,056

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,669,159 ÷ 677,863 shares)	$ 9.84

Maximum offering price per share (100/94.25 of $9.84)	$ 10.44
Class T: Net Asset Value and redemption price per share ($2,900,458 ÷ 296,594 shares)	$ 9.78

Maximum offering price per share (100/96.50 of $9.78)	$ 10.13
Class B: Net Asset Value and offering price per share ($2,143,217 ÷ 221,521 shares)A	$ 9.68

Class C: Net Asset Value and offering price per share ($3,623,186 ÷ 376,781 shares)A	$ 9.62

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($120,671,446 ÷ 12,153,962 shares)	$ 9.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($487,590 ÷ 48,914 shares)	$ 9.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 943,443
Interest		1
Income from Fidelity Central Funds		28,921
Total income		972,365

Expenses
Management fee Basic fee	$ 646,671
Performance adjustment	(212,576)
Transfer agent fees	346,348
Distribution and service plan fees	63,914
Accounting and security lending fees	45,237
Custodian fees and expenses	31,674
Independent trustees' compensation	642
Registration fees	94,410
Audit	55,004
Legal	471
Miscellaneous	1,369
Total expenses before reductions	1,073,164
Expense reductions	(6,998)	1,066,166
Net investment income (loss)		(93,801)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,830,589
Foreign currency transactions	(10,665)
Total net realized gain (loss)		9,819,924
Change in net unrealized appreciation (depreciation) on: Investment securities	19,527,822
Assets and liabilities in foreign currencies	31
Total change in net unrealized appreciation (depreciation)		19,527,853
Net gain (loss)		29,347,777
Net increase (decrease) in net assets resulting from operations		$ 29,253,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (93,801)	$ 322,466
Net realized gain (loss)	9,819,924	2,419,705
Change in net unrealized appreciation (depreciation)	19,527,853	22,232,491
Net increase (decrease) in net assets resulting from operations	29,253,976	24,974,662
Distributions to shareholders from net investment income	-	(384,292)
Share transactions - net increase (decrease)	1,733,380	(9,927,613)
Total increase (decrease) in net assets	30,987,356	14,662,757

Net Assets
Beginning of period	105,507,700	90,844,943
End of period (including accumulated net investment loss of $5,902 and $0, respectively)	$ 136,495,056	$ 105,507,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.64	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.02)	.01	.02	(.03)
Net realized and unrealized gain (loss)	2.22	1.53	(3.71)	(.72)
Total from investment operations	2.20	1.54	(3.69)	(.75)
Distributions from net investment income	-	(.02)	(.04)	-
Distributions from net realized gain	-	-	-	(1.25)
Total distributions	-	(.02)	(.04)	(1.25)
Net asset value, end of period	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Total Return B,C,D	28.80%	25.14%	(37.49)%	(6.99)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.12%	1.07%	1.01%	1.20% A
Expenses net of fee waivers, if any	1.12%	1.07%	1.01%	1.20% A
Expenses net of all reductions	1.12%	1.06%	1.01%	1.20% A
Net investment income (loss)	(.28)%	.08%	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,669	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.61	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	2.22	1.52	(3.70)	(.69)
Total from investment operations	2.17	1.50	(3.71)	(.75)
Distributions from net investment income	-	- J	(.03)	-
Distributions from net realized gain	-	-	-	(1.25)
Total distributions	-	- J	(.03)	(1.25)
Net asset value, end of period	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Total Return B,C,D	28.52%	24.60%	(37.71)%	(7.05)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.42%	1.38%	1.31%	1.47% A
Expenses net of fee waivers, if any	1.42%	1.38%	1.31%	1.47% A
Expenses net of all reductions	1.42%	1.36%	1.31%	1.47% A
Net investment income (loss)	(.58)%	(.23)%	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,900	$ 1,548	$ 820	$ 1,097
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.57	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	2.20	1.53	(3.69)	(.70)
Total from investment operations	2.11	1.48	(3.74)	(.82)
Distributions from net investment income	-	-	- J	-
Distributions from net realized gain	-	-	-	(1.20)
Total distributions	-	-	- J	(1.20)
Net asset value, end of period	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Total Return B,C,D	27.87%	24.30%	(38.01)%	(7.62)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.87%	1.82%	1.76%	1.99% A
Expenses net of fee waivers, if any	1.87%	1.82%	1.76%	1.99% A
Expenses net of all reductions	1.87%	1.80%	1.76%	1.99% A
Net investment income (loss)	(1.03)%	(.67)%	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,143	$ 1,466	$ 815	$ 543
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.52	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	2.19	1.51	(3.69)	(.70)
Total from investment operations	2.10	1.46	(3.73)	(.81)
Distributions from net investment income	-	-	(.03)	-
Distributions from net realized gain	-	-	-	(1.22)
Total distributions	-	-	(.03)	(1.22)
Net asset value, end of period	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Total Return B,C,D	27.93%	24.09%	(37.98)%	(7.54)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.87%	1.82%	1.77%	1.96% A
Expenses net of fee waivers, if any	1.87%	1.82%	1.77%	1.96% A
Expenses net of all reductions	1.87%	1.80%	1.77%	1.96% A
Net investment income (loss)	(1.03)%	(.67)%	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,623	$ 1,917	$ 1,441	$ 945
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 7.69	$ 6.15	$ 9.89	$ 11.92	$ 11.82
Income from Investment Operations
Net investment income (loss) B	- G	.02	.04	(.01)	- G
Net realized and unrealized gain (loss)	2.24	1.55	(3.73)	(.77)	.37
Total from investment operations	2.24	1.57	(3.69)	(.78)	.37
Distributions from net investment income	-	(.03)	(.05)	-	(.01)
Distributions from net realized gain	-	-	-	(1.25)	(.26)
Total distributions	-	(.03)	(.05)	(1.25)	(.27)
Redemption fees added to paid in capital B	-	-	-	-	-F,G
Net asset value, end of period	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92
Total Return A	29.13%	25.50%	(37.36)%	(7.26)%	3.20%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.81%	.75%	1.03%	1.10%
Expenses net of fee waivers, if any	.87%	.81%	.74%	.99%	1.00%
Expenses net of all reductions	.86%	.80%	.74%	.98%	.99%
Net investment income (loss)	(.02)%	.34%	.47%	(.07)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,671	$ 96,661	$ 85,332	$ 147,864	$ 183,515
Portfolio turnover rate D	126%	342%	355%	428%	189%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The redemption fee was eliminated during the year ended January 31, 2007.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.72	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) D	- I	.03	.04	- I
Net realized and unrealized gain (loss)	2.25	1.54	(3.72)	(.70)
Total from investment operations	2.25	1.57	(3.68)	(.70)
Distributions from net investment income	-	(.03)	(.02)	-
Distributions from net realized gain	-	-	-	(1.27)
Total distributions	-	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Total Return B,C	29.15%	25.42%	(37.29)%	(6.64)%
Ratios to Average Net Assets E,H
Expenses before reductions	.86%	.76%	.68%	.88% A
Expenses net of fee waivers, if any	.86%	.76%	.68%	.88% A
Expenses net of all reductions	.86%	.74%	.68%	.88% A
Net investment income (loss)	(.02)%	.39%	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 488	$ 111	$ 277	$ 386
Portfolio turnover rate F	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 25,765,209
Gross unrealized depreciation	(1,354,867)
Net unrealized appreciation (depreciation) on securities and other investments	$ 24,410,342

Tax Cost	$ 117,100,323

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (35,978,853)
Net unrealized appreciation (depreciation)	$ 24,410,407

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ -	$ 384,292

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $145,529,370 and $144,233,217, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,885	$ 24
Class T	.25%	.25%	10,924	28
Class B	.75%	.25%	16,564	12,423
Class C	.75%	.25%	24,541	7,558
			$ 63,914	$ 20,033

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,562
Class T	2,206
Class B*	3,965
Class C*	1,529
$ 17,262

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,333.30
Class T	7,664.35
Class B	4,994.30
Class C	7,368.30
Large Cap Growth	311,159.30
Institutional Class	830.29
	$ 346,348

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,323 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $434 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $26,738. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,998 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net investment income
Class A	$ -	$ 8,479
Class T	-	571
Large Cap Growth	-	374,803
Institutional Class	-	439
Total	$ -	$ 384,292

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	361,056	327,406	$ 3,185,180	$ 2,312,604
Reinvestment of distributions	-	1,059	-	8,359
Shares redeemed	(181,389)	(183,059)	(1,535,053)	(1,292,164)
Net increase (decrease)	179,667	145,406	$ 1,650,127	$ 1,028,799
Class T
Shares sold	140,930	100,987	$ 1,207,937	$ 713,118
Reinvestment of distributions	-	68	-	533
Shares redeemed	(47,579)	(32,038)	(408,587)	(224,923)
Net increase (decrease)	93,351	69,017	$ 799,350	$ 488,728
Class B
Shares sold	79,473	107,177	$ 702,050	$ 710,844
Shares redeemed	(51,655)	(47,262)	(431,055)	(331,301)
Net increase (decrease)	27,818	59,915	$ 270,995	$ 379,543
Class C
Shares sold	213,157	165,483	$ 1,855,577	$ 1,155,533
Shares redeemed	(91,191)	(148,613)	(750,591)	(1,029,269)
Net increase (decrease)	121,966	16,870	$ 1,104,986	$ 126,264
Large Cap Growth
Shares sold	4,390,498	6,708,528	$ 38,539,310	$ 46,276,903
Reinvestment of distributions	-	46,579	-	369,900
Shares redeemed	(4,808,945)	(8,052,386)	(40,933,269)	(58,411,389)
Net increase (decrease)	(418,447)	(1,297,279)	$ (2,393,959)	$ (11,764,586)
Institutional Class
Shares sold	46,417	9,588	$ 398,963	$ 71,684
Reinvestment of distributions	-	51	-	403
Shares redeemed	(11,923)	(40,138)	(97,082)	(258,448)
Net increase (decrease)	34,494	(30,499)	$ 301,881	$ (186,361)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCG-UANN-0311
1.900740.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Large Cap Growth
Fund - Institutional Class

Annual Report

January 31, 2011

Institutional Class is a class of
Fidelity® Large Cap Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	29.15%	-0.55%	1.76%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Growth Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Growth Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity Advisor® Large Cap Growth Fund: For the 12 months ending January 31, 2011, the fund's Class A, Class T, Class B and Class C shares returned 28.80%, 28.52%, 27.87% and 27.93%, respectively (excluding sales charges), while the Russell 1000® Growth Index advanced 25.14%. Strong stock selection within information technology, consumer discretionary and health care helped the most this period. Top individual contributors included Tempur-Pedic International, a leader in premium bedding that enjoyed better-than-expected sales and earnings, and Baidu, a Chinese Internet search firm that benefited as competition eased and pricing improved. Skyworks Solutions, which makes semiconductor chips for cell phones, also posted steep gains, fueled by growing phone sales and the use of more-expensive chips in smart phones. In health care, not owning some lagging index components, including Abbott Laboratories, also proved helpful. Conversely, stock selection in industrials, mainly within capital goods, detracted from results, as did an overweighting in financials. The biggest individual stock disappointments included Inverness Medical Innovations (renamed Alere), a medical diagnostics company with slowing revenue growth. In addition, shares of Canada's Research in Motion (RIM), maker of the BlackBerry® smart phone, struggled, as investors worried about growing competition from Apple's iPhone® mobile digital device and those running Google's AndroidTM platform. RIM and Baidu were not in the Russell index.

Comments from Jeffrey Feingold, Portfolio Manager of Fidelity Advisor® Large Cap Growth Fund: For the 12 months ending January 31, 2011, the fund's Institutional Class shares returned 29.15%, while the Russell 1000® Growth Index advanced 25.14%. Strong stock selection within information technology, consumer discretionary and health care helped the most this period. Top individual contributors included Tempur-Pedic International, a leader in premium bedding that enjoyed better-than-expected sales and earnings, and Baidu, a Chinese Internet search firm that benefited as competition eased and pricing improved. Skyworks Solutions, which makes semiconductor chips for cell phones, also posted steep gains, fueled by growing phone sales and the use of more-expensive chips in smart phones. In health care, not owning some lagging index components, including Abbott Laboratories, also proved helpful. Conversely, stock selection in industrials, mainly within capital goods, detracted from results, as did an overweighting in financials. The biggest individual stock disappointments included Inverness Medical Innovations (renamed Alere), a medical diagnostics company with slowing revenue growth. In addition, shares of Canada's Research in Motion (RIM), maker of the BlackBerry® smart phone, struggled, as investors worried about growing competition from Apple's iPhone® mobile digital device and those running Google's AndroidTM platform. RIM and Baidu were not in the Russell index.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	1.14%
Actual		$ 1,000.00	$ 1,226.90	$ 6.40
HypotheticalA		$ 1,000.00	$ 1,019.46	$ 5.80
Class T	1.44%
Actual		$ 1,000.00	$ 1,225.60	$ 8.08
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.32
Class B	1.90%
Actual		$ 1,000.00	$ 1,223.80	$ 10.65
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.89%
Actual		$ 1,000.00	$ 1,222.40	$ 10.59
HypotheticalA		$ 1,000.00	$ 1,015.68	$ 9.60
Large Cap Growth	.89%
Actual		$ 1,000.00	$ 1,229.00	$ 5.00
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Institutional Class	.88%
Actual		$ 1,000.00	$ 1,229.30	$ 4.94
HypotheticalA		$ 1,000.00	$ 1,020.77	$ 4.48

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	6.7	6.0
Apple, Inc.	6.1	5.2
Google, Inc. Class A	3.6	1.7
QUALCOMM, Inc.	2.1	1.4
eBay, Inc.	2.1	1.7
United Technologies Corp.	2.0	1.6
Cognizant Technology Solutions Corp. Class A	1.8	1.2
Tempur-Pedic International, Inc.	1.7	1.4
Amazon.com, Inc.	1.7	1.8
The Coca-Cola Co.	1.6	1.5
	29.4
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.6	32.7
Consumer Discretionary	14.9	13.9
Energy	11.6	10.6
Industrials	11.3	12.9
Health Care	9.4	8.9
Asset Allocation (% of fund's net assets)
As of January 31, 2011*		As of July 31, 2010**
	Stocks 99.4%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	12.3%	** Foreign investments	9.9%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 14.9%
Auto Components - 0.4%
Minth Group Ltd.	64,000	$ 96,860
TRW Automotive Holdings Corp. (a)	7,600	453,416
		550,276
Automobiles - 2.0%
Ford Motor Co. (a)	56,900	907,555
General Motors Co.	45,100	1,645,699
Hyundai Motor Co.	760	121,478
		2,674,732
Hotels, Restaurants & Leisure - 0.0%
Las Vegas Sands Corp. (a)	300	13,947
Household Durables - 2.7%
Beazer Homes USA, Inc. (a)(d)	36,100	193,135
iRobot Corp. (a)	13,800	372,600
Meritage Homes Corp. (a)	13,500	309,960
Ryland Group, Inc.	23,300	414,740
Tempur-Pedic International, Inc. (a)	54,100	2,360,924
		3,651,359
Internet & Catalog Retail - 2.9%
Amazon.com, Inc. (a)	13,800	2,341,032
E-Commerce China Dangdang, Inc. ADR (d)	19,600	554,680
Netflix, Inc. (a)	2,700	578,016
Priceline.com, Inc. (a)	1,300	557,076
		4,030,804
Leisure Equipment & Products - 0.6%
Hasbro, Inc.	17,800	784,802
Media - 0.5%
Discovery Communications, Inc. (a)	300	11,700
Virgin Media, Inc.	24,600	618,936
		630,636
Specialty Retail - 3.8%
DSW, Inc. Class A (a)(d)	49,900	1,661,171
Sally Beauty Holdings, Inc. (a)	128,500	1,691,060
TJX Companies, Inc.	40,200	1,905,078
		5,257,309
Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. (a)	18,500	1,357,715
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Phillips-Van Heusen Corp.	24,000	$ 1,400,880
Vera Bradley, Inc.	100	3,440
		2,762,035
TOTAL CONSUMER DISCRETIONARY		20,355,900
CONSUMER STAPLES - 7.6%
Beverages - 2.5%
Anheuser-Busch InBev SA NV	10,484	578,414
Dr Pepper Snapple Group, Inc.	19,500	690,885
The Coca-Cola Co.	34,200	2,149,470
		3,418,769
Food & Staples Retailing - 0.8%
BJ's Wholesale Club, Inc. (a)	10,500	461,370
Drogasil SA	7,200	51,814
Fresh Market, Inc.	8,400	308,868
Wal-Mart de Mexico SA de CV Series V	93,300	259,141
		1,081,193
Food Products - 1.4%
Danone	4,664	280,877
Green Mountain Coffee Roasters, Inc. (a)	12,800	429,824
Mead Johnson Nutrition Co. Class A	5,500	318,835
Nestle SA sponsored ADR	10,100	547,622
Shenguan Holdings Group Ltd.	84,000	112,692
Want Want China Holdings Ltd. ADR	3,900	162,064
		1,851,914
Household Products - 0.7%
Procter & Gamble Co.	14,500	915,385
Personal Products - 2.2%
Estee Lauder Companies, Inc. Class A	6,600	531,300
Hengan International Group Co. Ltd.	24,000	179,612
Herbalife Ltd.	22,300	1,456,859
Schiff Nutrition International, Inc.	115,700	858,494
		3,026,265
TOTAL CONSUMER STAPLES		10,293,526
Common Stocks - continued
	Shares	Value
ENERGY - 11.6%
Energy Equipment & Services - 2.9%
Baker Hughes, Inc.	8,000	$ 548,080
Halliburton Co.	18,700	841,500
Noble Corp.	11,000	420,750
Oceaneering International, Inc. (a)	7,200	556,056
Schlumberger Ltd.	13,700	1,219,163
Weatherford International Ltd. (a)	17,300	410,356
		3,995,905
Oil, Gas & Consumable Fuels - 8.7%
Atlas Pipeline Partners, LP	5,500	133,430
Chesapeake Energy Corp.	9,100	268,723
Exxon Mobil Corp.	113,000	9,116,839
Holly Corp.	9,500	466,165
Massey Energy Co.	12,900	810,894
Southwestern Energy Co. (a)	17,000	671,500
Whiting Petroleum Corp. (a)	3,000	378,840
		11,846,391
TOTAL ENERGY		15,842,296
FINANCIALS - 5.4%
Capital Markets - 2.0%
Bank of New York Mellon Corp.	11,000	343,530
Charles Schwab Corp.	38,100	687,705
Goldman Sachs Group, Inc.	1,900	310,878
Morgan Stanley	29,900	879,060
TD Ameritrade Holding Corp.	24,000	490,080
		2,711,253
Commercial Banks - 1.8%
Aozora Bank Ltd.	68,000	149,951
Comerica, Inc.	7,400	282,680
Regions Financial Corp.	58,300	413,930
SunTrust Banks, Inc.	26,400	803,352
Synovus Financial Corp.	176,900	467,016
Wells Fargo & Co.	10,400	337,168
Zions Bancorporation	1,900	44,802
		2,498,899
Consumer Finance - 0.2%
SLM Corp. (a)	17,000	244,970
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 0.6%
Citigroup, Inc. (a)	83,800	$ 403,916
JPMorgan Chase & Co.	8,200	368,508
		772,424
Insurance - 0.3%
AFLAC, Inc.	1,200	69,096
Assured Guaranty Ltd.	23,900	345,594
		414,690
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	17,800	394,982
Jones Lang LaSalle, Inc.	4,000	354,560
		749,542
Thrifts & Mortgage Finance - 0.0%
BankUnited, Inc. (a)	900	25,200
TOTAL FINANCIALS		7,416,978
HEALTH CARE - 9.4%
Biotechnology - 3.9%
Alexion Pharmaceuticals, Inc. (a)	9,800	821,436
Amarin Corp. PLC ADR (a)	22,400	198,912
Amicus Therapeutics, Inc. (a)	56,100	319,209
Amylin Pharmaceuticals, Inc. (a)	3,100	50,158
ARIAD Pharmaceuticals, Inc. (a)	63,900	407,363
ArQule, Inc. (a)	14,500	88,885
BioMarin Pharmaceutical, Inc. (a)	15,100	383,842
Dynavax Technologies Corp. (a)	62,800	188,400
Gilead Sciences, Inc. (a)	28,400	1,089,992
Keryx Biopharmaceuticals, Inc. (a)	15,700	62,800
Lexicon Pharmaceuticals, Inc. (a)	67,400	113,906
Nanosphere, Inc. (a)	18,600	68,076
NPS Pharmaceuticals, Inc. (a)	17,800	178,089
SIGA Technologies, Inc. (a)(d)	43,700	501,458
Theravance, Inc. (a)	15,100	317,704
United Therapeutics Corp. (a)	5,600	380,688
Vertex Pharmaceuticals, Inc. (a)	3,000	116,670
		5,287,588
Health Care Equipment & Supplies - 1.3%
Alere, Inc. (a)	18,000	705,060
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Edwards Lifesciences Corp. (a)	12,400	$ 1,045,196
Mako Surgical Corp. (a)	2,400	37,248
		1,787,504
Health Care Providers & Services - 1.3%
McKesson Corp.	4,100	308,197
Medco Health Solutions, Inc. (a)	24,600	1,501,092
		1,809,289
Health Care Technology - 1.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)	70,000	1,477,700
Cerner Corp. (a)	8,300	820,455
		2,298,155
Pharmaceuticals - 1.2%
Ardea Biosciences, Inc. (a)	10,400	275,808
AVANIR Pharmaceuticals Class A (a)	15,500	62,775
Cadence Pharmaceuticals, Inc. (a)(d)	32,900	255,469
Shire PLC sponsored ADR	4,300	341,033
Teva Pharmaceutical Industries Ltd. sponsored ADR	5,000	273,250
Valeant Pharmaceuticals International, Inc.	11,041	402,443
		1,610,778
TOTAL HEALTH CARE		12,793,314
INDUSTRIALS - 11.3%
Aerospace & Defense - 3.4%
Alliant Techsystems, Inc.	3,400	257,584
Precision Castparts Corp.	10,000	1,429,900
Raytheon Co.	6,500	324,935
United Technologies Corp.	32,700	2,658,510
		4,670,929
Airlines - 0.2%
Southwest Airlines Co.	25,000	296,250
Building Products - 0.3%
Quanex Building Products Corp.	17,000	331,330
Commercial Services & Supplies - 0.0%
Higher One Holdings, Inc. (a)	700	13,314
Sykes Enterprises, Inc. (a)	600	11,688
		25,002
Construction & Engineering - 0.9%
Fluor Corp.	5,600	387,464
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	9,000	$ 462,330
KBR, Inc.	12,700	407,670
		1,257,464
Electrical Equipment - 1.2%
Alstom SA	4,851	270,721
American Superconductor Corp. (a)(d)	12,700	346,329
Emerson Electric Co.	5,700	335,616
Satcon Technology Corp. (a)(d)	126,800	614,980
		1,567,646
Industrial Conglomerates - 1.1%
Textron, Inc.	55,500	1,459,095
Machinery - 1.9%
Cummins, Inc.	11,100	1,175,268
Ingersoll-Rand Co. Ltd.	28,300	1,335,760
Weg SA	10,900	129,819
		2,640,847
Professional Services - 1.1%
IHS, Inc. Class A (a)	200	16,392
Towers Watson & Co.	27,800	1,515,934
		1,532,326
Road & Rail - 0.6%
Union Pacific Corp.	8,300	785,429
Trading Companies & Distributors - 0.6%
WESCO International, Inc. (a)	15,500	868,775
TOTAL INDUSTRIALS		15,435,093
INFORMATION TECHNOLOGY - 32.6%
Communications Equipment - 4.0%
Acme Packet, Inc. (a)	6,000	322,680
Juniper Networks, Inc. (a)	30,700	1,139,584
QUALCOMM, Inc.	52,900	2,863,477
Research In Motion Ltd. (a)	10,600	626,566
Riverbed Technology, Inc. (a)	12,700	455,549
		5,407,856
Computers & Peripherals - 6.8%
Apple, Inc. (a)	24,500	8,313,340
NetApp, Inc. (a)	3,100	169,663
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
SanDisk Corp. (a)	11,600	$ 526,292
Western Digital Corp. (a)	10,300	350,406
		9,359,701
Internet Software & Services - 8.0%
Akamai Technologies, Inc. (a)	12,000	579,840
Baidu.com, Inc. sponsored ADR (a)	6,800	738,684
Demand Media, Inc. (a)	3,400	68,952
eBay, Inc. (a)	92,800	2,817,408
Google, Inc. Class A (a)	8,200	4,922,952
Mail.ru Group Ltd. GDR unit (a)(e)	200	7,120
NetEase.com, Inc. sponsored ADR (a)	9,000	363,060
OpenTable, Inc. (a)	3,400	267,308
Rackspace Hosting, Inc. (a)	22,704	760,811
YouKu.com, Inc. ADR (a)(d)	11,800	349,634
		10,875,769
IT Services - 2.4%
Cognizant Technology Solutions Corp. Class A (a)	33,200	2,421,940
International Business Machines Corp.	3,400	550,800
Virtusa Corp. (a)	16,000	257,600
		3,230,340
Semiconductors & Semiconductor Equipment - 2.7%
Alpha & Omega Semiconductor Ltd. (a)	2,000	28,280
Avago Technologies Ltd.	11,900	341,649
Broadcom Corp. Class A	8,000	360,720
Inphi Corp.	600	11,358
LTX-Credence Corp. (a)	22,600	200,349
Marvell Technology Group Ltd. (a)	42,200	802,222
National Semiconductor Corp.	10,200	154,632
NVIDIA Corp. (a)	34,800	832,416
Power Integrations, Inc.	8,000	295,440
Skyworks Solutions, Inc. (a)	23,000	730,710
		3,757,776
Software - 8.7%
BMC Software, Inc. (a)	14,800	705,960
CA, Inc.	33,100	787,780
Check Point Software Technologies Ltd. (a)	8,800	392,040
Citrix Systems, Inc. (a)	6,500	410,670
Informatica Corp. (a)	17,900	830,560
Intuit, Inc. (a)	32,200	1,511,146
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Longtop Financial Technologies Ltd. ADR (a)	9,200	$ 302,680
MICROS Systems, Inc. (a)	31,700	1,449,958
Oracle Corp.	64,100	2,053,123
Red Hat, Inc. (a)	16,700	690,044
Rovi Corp. (a)	200	12,352
salesforce.com, Inc. (a)	6,400	826,496
Solera Holdings, Inc.	26,900	1,407,677
Velti Ltd. (a)	3,000	42,660
VMware, Inc. Class A (a)	5,500	470,360
		11,893,506
TOTAL INFORMATION TECHNOLOGY		44,524,948
MATERIALS - 5.2%
Chemicals - 2.5%
Ashland, Inc.	13,500	783,810
CF Industries Holdings, Inc.	6,400	864,256
LyondellBasell Industries NV Class A (a)	19,000	682,860
Praxair, Inc.	11,700	1,088,568
		3,419,494
Metals & Mining - 2.7%
Alcoa, Inc.	13,400	222,038
AngloGold Ashanti Ltd. sponsored ADR	14,000	602,560
Freeport-McMoRan Copper & Gold, Inc.	5,600	609,000
Goldcorp, Inc.	9,900	397,444
Ivanhoe Mines Ltd. (a)	10,300	286,128
Newcrest Mining Ltd.	20,466	754,222
Reliance Steel & Aluminum Co.	7,400	386,946
United States Steel Corp.	7,200	415,224
		3,673,562
TOTAL MATERIALS		7,093,056
TELECOMMUNICATION SERVICES - 1.3%
Wireless Telecommunication Services - 1.3%
American Tower Corp. Class A (a)	35,200	1,790,272
Common Stocks - continued
	Shares	Value
UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
AES Corp. (a)	11,100	$ 137,640
TOTAL COMMON STOCKS (Cost $111,220,830)		135,683,023
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 0.19% (b)	1,714,967	1,714,967
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	4,112,675	4,112,675
TOTAL MONEY MARKET FUNDS (Cost $5,827,642)		5,827,642
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $117,048,472)		141,510,665
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(5,015,609)
NET ASSETS - 100%		$ 136,495,056
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,120 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,183
Fidelity Securities Lending Cash Central Fund	26,738
Total	$ 28,921
Other Information

The following is a summary of the inputs used, as of January 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 20,355,900	$ 20,355,900	$ -	$ -
Consumer Staples	10,293,526	9,715,112	578,414	-
Energy	15,842,296	15,842,296	-	-
Financials	7,416,978	7,416,978	-	-
Health Care	12,793,314	12,793,314	-	-
Industrials	15,435,093	15,435,093	-	-
Information Technology	44,524,948	44,524,948	-	-
Materials	7,093,056	7,093,056	-	-
Telecommunication Services	1,790,272	1,790,272	-	-
Utilities	137,640	137,640	-	-
Money Market Funds	5,827,642	5,827,642	-	-
Total Investments in Securities:	$ 141,510,665	$ 140,932,251	$ 578,414	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.7%
Cayman Islands	2.4%
Canada	1.3%
Switzerland	1.0%
Ireland	1.0%
Others (Individually Less Than 1%)	6.6%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $35,978,853 of which $27,318,752 and $8,660,101 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $3,987,876) - See accompanying schedule: Unaffiliated issuers (cost $111,220,830)	$ 135,683,023
Fidelity Central Funds (cost $5,827,642)	5,827,642
Total Investments (cost $117,048,472)		$ 141,510,665
Receivable for investments sold		1,799,943
Receivable for fund shares sold		310,424
Dividends receivable		24,573
Distributions receivable from Fidelity Central Funds		6,821
Prepaid expenses		281
Other receivables		2,619
Total assets		143,655,326

Liabilities
Payable for investments purchased	$ 2,183,446
Payable for fund shares redeemed	724,519
Accrued management fee	47,389
Distribution and service plan fees payable	6,821
Other affiliated payables	35,854
Other payables and accrued expenses	49,566
Collateral on securities loaned, at value	4,112,675
Total liabilities		7,160,270

Net Assets		$ 136,495,056
Net Assets consist of:
Paid in capital		$ 148,069,404
Accumulated net investment loss		(5,902)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,030,704)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,462,258
Net Assets		$ 136,495,056

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($6,669,159 ÷ 677,863 shares)	$ 9.84

Maximum offering price per share (100/94.25 of $9.84)	$ 10.44
Class T: Net Asset Value and redemption price per share ($2,900,458 ÷ 296,594 shares)	$ 9.78

Maximum offering price per share (100/96.50 of $9.78)	$ 10.13
Class B: Net Asset Value and offering price per share ($2,143,217 ÷ 221,521 shares)A	$ 9.68

Class C: Net Asset Value and offering price per share ($3,623,186 ÷ 376,781 shares)A	$ 9.62

Large Cap Growth: Net Asset Value, offering price and redemption price per share ($120,671,446 ÷ 12,153,962 shares)	$ 9.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($487,590 ÷ 48,914 shares)	$ 9.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 943,443
Interest		1
Income from Fidelity Central Funds		28,921
Total income		972,365

Expenses
Management fee Basic fee	$ 646,671
Performance adjustment	(212,576)
Transfer agent fees	346,348
Distribution and service plan fees	63,914
Accounting and security lending fees	45,237
Custodian fees and expenses	31,674
Independent trustees' compensation	642
Registration fees	94,410
Audit	55,004
Legal	471
Miscellaneous	1,369
Total expenses before reductions	1,073,164
Expense reductions	(6,998)	1,066,166
Net investment income (loss)		(93,801)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,830,589
Foreign currency transactions	(10,665)
Total net realized gain (loss)		9,819,924
Change in net unrealized appreciation (depreciation) on: Investment securities	19,527,822
Assets and liabilities in foreign currencies	31
Total change in net unrealized appreciation (depreciation)		19,527,853
Net gain (loss)		29,347,777
Net increase (decrease) in net assets resulting from operations		$ 29,253,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (93,801)	$ 322,466
Net realized gain (loss)	9,819,924	2,419,705
Change in net unrealized appreciation (depreciation)	19,527,853	22,232,491
Net increase (decrease) in net assets resulting from operations	29,253,976	24,974,662
Distributions to shareholders from net investment income	-	(384,292)
Share transactions - net increase (decrease)	1,733,380	(9,927,613)
Total increase (decrease) in net assets	30,987,356	14,662,757

Net Assets
Beginning of period	105,507,700	90,844,943
End of period (including accumulated net investment loss of $5,902 and $0, respectively)	$ 136,495,056	$ 105,507,700

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.64	$ 6.12	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.02)	.01	.02	(.03)
Net realized and unrealized gain (loss)	2.22	1.53	(3.71)	(.72)
Total from investment operations	2.20	1.54	(3.69)	(.75)
Distributions from net investment income	-	(.02)	(.04)	-
Distributions from net realized gain	-	-	-	(1.25)
Total distributions	-	(.02)	(.04)	(1.25)
Net asset value, end of period	$ 9.84	$ 7.64	$ 6.12	$ 9.85
Total Return B,C,D	28.80%	25.14%	(37.49)%	(6.99)%
Ratios to Average Net AssetsF, I
Expenses before reductions	1.12%	1.07%	1.01%	1.20% A
Expenses net of fee waivers, if any	1.12%	1.07%	1.01%	1.20% A
Expenses net of all reductions	1.12%	1.06%	1.01%	1.20% A
Net investment income (loss)	(.28)%	.08%	.20%	(.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,669	$ 3,805	$ 2,159	$ 1,302
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.61	$ 6.11	$ 9.85	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.05)	(.02)	(.01)	(.06)
Net realized and unrealized gain (loss)	2.22	1.52	(3.70)	(.69)
Total from investment operations	2.17	1.50	(3.71)	(.75)
Distributions from net investment income	-	- J	(.03)	-
Distributions from net realized gain	-	-	-	(1.25)
Total distributions	-	- J	(.03)	(1.25)
Net asset value, end of period	$ 9.78	$ 7.61	$ 6.11	$ 9.85
Total Return B,C,D	28.52%	24.60%	(37.71)%	(7.05)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.42%	1.38%	1.31%	1.47% A
Expenses net of fee waivers, if any	1.42%	1.38%	1.31%	1.47% A
Expenses net of all reductions	1.42%	1.36%	1.31%	1.47% A
Net investment income (loss)	(.58)%	(.23)%	(.10)%	(.56)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,900	$ 1,548	$ 820	$ 1,097
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.57	$ 6.09	$ 9.83	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.05)	(.12)
Net realized and unrealized gain (loss)	2.20	1.53	(3.69)	(.70)
Total from investment operations	2.11	1.48	(3.74)	(.82)
Distributions from net investment income	-	-	- J	-
Distributions from net realized gain	-	-	-	(1.20)
Total distributions	-	-	- J	(1.20)
Net asset value, end of period	$ 9.68	$ 7.57	$ 6.09	$ 9.83
Total Return B,C,D	27.87%	24.30%	(38.01)%	(7.62)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.87%	1.82%	1.76%	1.99% A
Expenses net of fee waivers, if any	1.87%	1.82%	1.76%	1.99% A
Expenses net of all reductions	1.87%	1.80%	1.76%	1.99% A
Net investment income (loss)	(1.03)%	(.67)%	(.56)%	(1.07)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,143	$ 1,466	$ 815	$ 543
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 7.52	$ 6.06	$ 9.82	$ 11.85
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	(.04)	(.11)
Net realized and unrealized gain (loss)	2.19	1.51	(3.69)	(.70)
Total from investment operations	2.10	1.46	(3.73)	(.81)
Distributions from net investment income	-	-	(.03)	-
Distributions from net realized gain	-	-	-	(1.22)
Total distributions	-	-	(.03)	(1.22)
Net asset value, end of period	$ 9.62	$ 7.52	$ 6.06	$ 9.82
Total Return B,C,D	27.93%	24.09%	(37.98)%	(7.54)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.87%	1.82%	1.77%	1.96% A
Expenses net of fee waivers, if any	1.87%	1.82%	1.77%	1.96% A
Expenses net of all reductions	1.87%	1.80%	1.77%	1.96% A
Net investment income (loss)	(1.03)%	(.67)%	(.57)%	(1.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,623	$ 1,917	$ 1,441	$ 945
Portfolio turnover rate G	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Growth

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 7.69	$ 6.15	$ 9.89	$ 11.92	$ 11.82
Income from Investment Operations
Net investment income (loss) B	- G	.02	.04	(.01)	- G
Net realized and unrealized gain (loss)	2.24	1.55	(3.73)	(.77)	.37
Total from investment operations	2.24	1.57	(3.69)	(.78)	.37
Distributions from net investment income	-	(.03)	(.05)	-	(.01)
Distributions from net realized gain	-	-	-	(1.25)	(.26)
Total distributions	-	(.03)	(.05)	(1.25)	(.27)
Redemption fees added to paid in capital B	-	-	-	-	-F,G
Net asset value, end of period	$ 9.93	$ 7.69	$ 6.15	$ 9.89	$ 11.92
Total Return A	29.13%	25.50%	(37.36)%	(7.26)%	3.20%
Ratios to Average Net Assets C,E
Expenses before reductions	.87%	.81%	.75%	1.03%	1.10%
Expenses net of fee waivers, if any	.87%	.81%	.74%	.99%	1.00%
Expenses net of all reductions	.86%	.80%	.74%	.98%	.99%
Net investment income (loss)	(.02)%	.34%	.47%	(.07)%	.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,671	$ 96,661	$ 85,332	$ 147,864	$ 183,515
Portfolio turnover rate D	126%	342%	355%	428%	189%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The redemption fee was eliminated during the year ended January 31, 2007.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.72	$ 6.18	$ 9.88	$ 11.85
Income from Investment Operations
Net investment income (loss) D	- I	.03	.04	- I
Net realized and unrealized gain (loss)	2.25	1.54	(3.72)	(.70)
Total from investment operations	2.25	1.57	(3.68)	(.70)
Distributions from net investment income	-	(.03)	(.02)	-
Distributions from net realized gain	-	-	-	(1.27)
Total distributions	-	(.03)	(.02)	(1.27)
Net asset value, end of period	$ 9.97	$ 7.72	$ 6.18	$ 9.88
Total Return B,C	29.15%	25.42%	(37.29)%	(6.64)%
Ratios to Average Net Assets E,H
Expenses before reductions	.86%	.76%	.68%	.88% A
Expenses net of fee waivers, if any	.86%	.76%	.68%	.88% A
Expenses net of all reductions	.86%	.74%	.68%	.88% A
Net investment income (loss)	(.02)%	.39%	.52%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 488	$ 111	$ 277	$ 386
Portfolio turnover rate F	126%	342%	355%	428%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Large Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 25,765,209
Gross unrealized depreciation	(1,354,867)
Net unrealized appreciation (depreciation) on securities and other investments	$ 24,410,342

Tax Cost	$ 117,100,323

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (35,978,853)
Net unrealized appreciation (depreciation)	$ 24,410,407

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ -	$ 384,292

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $145,529,370 and $144,233,217, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 11,885	$ 24
Class T	.25%	.25%	10,924	28
Class B	.75%	.25%	16,564	12,423
Class C	.75%	.25%	24,541	7,558
			$ 63,914	$ 20,033

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,562
Class T	2,206
Class B*	3,965
Class C*	1,529
$ 17,262

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 14,333.30
Class T	7,664.35
Class B	4,994.30
Class C	7,368.30
Large Cap Growth	311,159.30
Institutional Class	830.29
	$ 346,348

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,323 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $434 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $26,738. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,998 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net investment income
Class A	$ -	$ 8,479
Class T	-	571
Large Cap Growth	-	374,803
Institutional Class	-	439
Total	$ -	$ 384,292

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	361,056	327,406	$ 3,185,180	$ 2,312,604
Reinvestment of distributions	-	1,059	-	8,359
Shares redeemed	(181,389)	(183,059)	(1,535,053)	(1,292,164)
Net increase (decrease)	179,667	145,406	$ 1,650,127	$ 1,028,799
Class T
Shares sold	140,930	100,987	$ 1,207,937	$ 713,118
Reinvestment of distributions	-	68	-	533
Shares redeemed	(47,579)	(32,038)	(408,587)	(224,923)
Net increase (decrease)	93,351	69,017	$ 799,350	$ 488,728
Class B
Shares sold	79,473	107,177	$ 702,050	$ 710,844
Shares redeemed	(51,655)	(47,262)	(431,055)	(331,301)
Net increase (decrease)	27,818	59,915	$ 270,995	$ 379,543
Class C
Shares sold	213,157	165,483	$ 1,855,577	$ 1,155,533
Shares redeemed	(91,191)	(148,613)	(750,591)	(1,029,269)
Net increase (decrease)	121,966	16,870	$ 1,104,986	$ 126,264
Large Cap Growth
Shares sold	4,390,498	6,708,528	$ 38,539,310	$ 46,276,903
Reinvestment of distributions	-	46,579	-	369,900
Shares redeemed	(4,808,945)	(8,052,386)	(40,933,269)	(58,411,389)
Net increase (decrease)	(418,447)	(1,297,279)	$ (2,393,959)	$ (11,764,586)
Institutional Class
Shares sold	46,417	9,588	$ 398,963	$ 71,684
Reinvestment of distributions	-	51	-	403
Shares redeemed	(11,923)	(40,138)	(97,082)	(258,448)
Net increase (decrease)	34,494	(30,499)	$ 301,881	$ (186,361)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCGI-UANN-0311
1.900735.101

Fidelity®
Large Cap Value
Fund

Annual Report

January 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Note to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Note to shareholders

On March 1, 2011, the fund will move from a single portfolio manager to a sector-neutral, multi-manager structure emphasizing individual stock selection by value-focused sector portfolio managers. Bruce Dirks will transition to Lead Portfolio Manager with responsibility for cash management, risk control and team leadership, collaborating with new Co-Managers Matthew Friedman, Katherine Buck, Stephen Barwikowski, Laurie Bertner, Justin Bennett and John Mirshekari.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® Large Cap Value Fund	16.09%	-1.77%	3.16%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Large Cap Value Fund, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Large Cap Value Fund: For the year, the fund's Retail Class shares returned 16.09%, trailing the 21.54% gain of the Russell 1000® Value Index. Two key factors hurt. First, large-cap value stocks were the weakest-performing segment, so my strategy of investing in stocks of profitable companies with improving business fundamentals and attractive valuations was out of favor in a risk-driven market, particularly with regard to financials and energy. Second, even though nearly 30% of the portfolio was in strong-performing mid-cap stocks, it wasn't enough to offset weakness among its large-cap holdings. Security selection was disappointing overall, especially within financials - diversified financials and insurance - energy, utilities and technology. Individual detractors included offshore oil driller Transocean (an out-of-index position), conglomerate General Electric and financial services giant Citigroup. Conversely, positioning in consumer discretionary and security selection in industrials helped. Top contributors included airbag maker and safety-parts supplier TRW Automotive Holdings and integrated oil firm Marathon Oil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	.95%
Actual		$ 1,000.00	$ 1,140.80	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Class T	1.20%
Actual		$ 1,000.00	$ 1,139.20	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Class B	1.70%
Actual		$ 1,000.00	$ 1,136.60	$ 9.16
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class C	1.70%
Actual		$ 1,000.00	$ 1,135.70	$ 9.15
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Large Cap Value	.69%
Actual		$ 1,000.00	$ 1,141.40	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Institutional Class	.69%
Actual		$ 1,000.00	$ 1,142.10	$ 3.73
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.7	4.0
Chevron Corp.	3.5	3.7
Pfizer, Inc.	3.1	2.1
Wells Fargo & Co.	2.9	1.4
AT&T, Inc.	2.8	1.9
Bank of America Corp.	2.6	2.8
Citigroup, Inc.	2.6	1.9
Merck & Co., Inc.	2.1	2.6
Goldman Sachs Group, Inc.	1.8	1.6
General Electric Co.	1.8	1.3
	26.9
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.9	28.1
Energy	13.7	11.9
Health Care	11.9	12.5
Consumer Staples	9.2	9.9
Industrials	9.2	9.1
Asset Allocation (% of fund's net assets)
As of January 31, 2011 *		As of July 31, 2010 **
	Stocks 99.4%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	6.4%	** Foreign investments	2.3%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 7.4%
Auto Components - 0.6%
TRW Automotive Holdings Corp. (a)	77,400	$ 4,617,684
Automobiles - 1.0%
Ford Motor Co. (a)	510,400	8,140,880
Hotels, Restaurants & Leisure - 0.5%
Brinker International, Inc.	190,600	4,484,818
Media - 3.7%
Comcast Corp. Class A	559,600	12,730,900
The Walt Disney Co.	38,300	1,488,721
Time Warner, Inc.	259,500	8,161,275
Viacom, Inc. Class B (non-vtg.)	212,400	8,825,220
		31,206,116
Multiline Retail - 0.9%
Macy's, Inc.	340,800	7,889,520
Textiles, Apparel & Luxury Goods - 0.7%
VF Corp.	67,500	5,583,600
TOTAL CONSUMER DISCRETIONARY		61,922,618
CONSUMER STAPLES - 9.2%
Beverages - 2.3%
Coca-Cola Enterprises, Inc.	189,600	4,770,336
Dr Pepper Snapple Group, Inc.	202,400	7,171,032
Molson Coors Brewing Co. Class B	153,600	7,199,232
		19,140,600
Food & Staples Retailing - 0.6%
Walgreen Co.	119,400	4,828,536
Food Products - 3.8%
Archer Daniels Midland Co.	233,500	7,628,445
Kraft Foods, Inc. Class A	475,400	14,532,978
Ralcorp Holdings, Inc. (a)	77,700	4,755,240
The J.M. Smucker Co.	84,300	5,240,088
		32,156,751
Household Products - 1.7%
Procter & Gamble Co.	232,000	14,646,160
Tobacco - 0.8%
Philip Morris International, Inc.	114,100	6,531,084
TOTAL CONSUMER STAPLES		77,303,131
Common Stocks - continued
	Shares	Value
ENERGY - 13.7%
Energy Equipment & Services - 5.2%
Halliburton Co.	136,300	$ 6,133,500
National Oilwell Varco, Inc.	188,200	13,907,980
Noble Corp.	114,800	4,391,100
Rowan Companies, Inc. (a)	144,300	4,946,604
Superior Energy Services, Inc. (a)	130,600	4,586,672
Transocean Ltd. (a)	113,500	9,072,055
		43,037,911
Oil, Gas & Consumable Fuels - 8.5%
Chevron Corp.	309,400	29,371,342
ConocoPhillips	185,500	13,255,830
Marathon Oil Corp.	272,400	12,448,680
Royal Dutch Shell PLC Class A sponsored ADR	128,300	9,108,017
Tesoro Corp. (a)	379,700	7,309,225
		71,493,094
TOTAL ENERGY		114,531,005
FINANCIALS - 27.9%
Capital Markets - 2.5%
Goldman Sachs Group, Inc.	91,600	14,987,592
Invesco Ltd.	228,900	5,662,986
		20,650,578
Commercial Banks - 5.8%
Comerica, Inc.	23,700	905,340
Regions Financial Corp.	763,200	5,418,720
SunTrust Banks, Inc.	207,500	6,314,225
U.S. Bancorp, Delaware	414,400	11,188,800
Wells Fargo & Co.	750,100	24,318,242
		48,145,327
Consumer Finance - 0.6%
SLM Corp. (a)	366,900	5,287,029
Diversified Financial Services - 8.9%
Bank of America Corp.	1,591,300	21,848,549
Citigroup, Inc. (a)	4,455,400	21,475,028
JPMorgan Chase & Co.	693,600	31,170,384
		74,493,961
Insurance - 8.1%
ACE Ltd.	171,400	10,556,526
Allstate Corp.	202,600	6,308,964
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc. Class B (a)	125,700	$ 10,275,975
Genworth Financial, Inc. Class A (a)	355,300	4,821,421
Lincoln National Corp.	189,600	5,468,064
MetLife, Inc.	153,800	7,039,426
Prudential Financial, Inc.	168,300	10,352,133
The Travelers Companies, Inc.	134,000	7,538,840
Unum Group	217,800	5,431,932
		67,793,281
Real Estate Investment Trusts - 2.0%
SL Green Realty Corp.	69,200	5,034,992
Vornado Realty Trust	67,600	5,954,884
Weyerhaeuser Co.	254,700	5,903,946
		16,893,822
TOTAL FINANCIALS		233,263,998
HEALTH CARE - 11.9%
Biotechnology - 1.9%
Amgen, Inc. (a)	201,600	11,104,128
Cephalon, Inc. (a)	81,400	4,809,112
		15,913,240
Health Care Equipment & Supplies - 0.6%
Boston Scientific Corp. (a)	776,400	5,419,272
Health Care Providers & Services - 1.7%
CIGNA Corp.	194,800	8,185,496
Humana, Inc. (a)	97,700	5,663,669
		13,849,165
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	89,700	5,137,119
Pharmaceuticals - 7.1%
Johnson & Johnson	178,300	10,656,991
Merck & Co., Inc.	538,200	17,852,094
Pfizer, Inc.	1,420,600	25,883,332
Watson Pharmaceuticals, Inc. (a)	97,200	5,299,344
		59,691,761
TOTAL HEALTH CARE		100,010,557
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 9.2%
Aerospace & Defense - 1.1%
Raytheon Co.	175,200	$ 8,758,248
Airlines - 0.5%
United Continental Holdings, Inc. (a)	166,830	4,237,482
Construction & Engineering - 1.5%
Foster Wheeler Ag (a)	199,600	7,347,276
Jacobs Engineering Group, Inc. (a)	99,500	5,111,315
		12,458,591
Industrial Conglomerates - 2.3%
General Electric Co.	735,000	14,802,900
Textron, Inc.	174,700	4,592,863
		19,395,763
Machinery - 2.3%
Cummins, Inc.	40,700	4,309,316
Ingersoll-Rand Co. Ltd.	141,200	6,664,640
Navistar International Corp. (a)	66,700	4,325,495
Timken Co.	89,300	4,198,886
		19,498,337
Road & Rail - 1.5%
Union Pacific Corp.	130,600	12,358,678
TOTAL INDUSTRIALS		76,707,099
INFORMATION TECHNOLOGY - 6.4%
Computers & Peripherals - 1.7%
Hewlett-Packard Co.	185,300	8,466,357
Western Digital Corp. (a)	160,900	5,473,818
		13,940,175
Electronic Equipment & Components - 0.9%
Avnet, Inc. (a)	211,900	7,547,878
IT Services - 0.6%
International Business Machines Corp.	30,900	5,005,800
Office Electronics - 0.7%
Xerox Corp.	572,600	6,081,012
Semiconductors & Semiconductor Equipment - 1.1%
Micron Technology, Inc. (a)	847,365	8,931,227
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 1.4%
CA, Inc.	280,600	$ 6,678,280
Microsoft Corp.	181,100	5,020,998
		11,699,278
TOTAL INFORMATION TECHNOLOGY		53,205,370
MATERIALS - 3.5%
Chemicals - 1.8%
Ashland, Inc.	81,300	4,720,278
CF Industries Holdings, Inc.	35,600	4,807,424
PPG Industries, Inc.	71,200	6,000,736
		15,528,438
Metals & Mining - 1.7%
Cliffs Natural Resources, Inc.	49,400	4,221,724
United States Steel Corp.	89,600	5,167,232
Walter Energy, Inc.	35,400	4,611,558
		14,000,514
TOTAL MATERIALS		29,528,952
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.0%
AT&T, Inc.	832,162	22,901,098
Qwest Communications International, Inc.	844,500	6,021,285
Verizon Communications, Inc.	123,000	4,381,260
		33,303,643
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	388,900	1,757,828
TOTAL TELECOMMUNICATION SERVICES		35,061,471
UTILITIES - 6.0%
Electric Utilities - 3.0%
American Electric Power Co., Inc.	182,400	6,508,032
Edison International	160,100	5,808,428
NextEra Energy, Inc.	135,300	7,233,138
PPL Corp.	226,800	5,849,172
		25,398,770
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 3.0%
PG&E Corp.	185,700	$ 8,594,196
Public Service Enterprise Group, Inc.	258,700	8,389,641
Sempra Energy	158,400	8,247,888
		25,231,725
TOTAL UTILITIES		50,630,495
TOTAL COMMON STOCKS (Cost $764,591,446)		832,164,696
Money Market Funds - 0.2%

Fidelity Cash Central Fund, 0.19% (b) (Cost $2,037,732)	2,037,732	2,037,732
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $766,629,178)		834,202,428
NET OTHER ASSETS (LIABILITIES) - 0.4%		3,354,929
NET ASSETS - 100%		$ 837,557,357
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,694
Fidelity Securities Lending Cash Central Fund	1,633
Total	$ 8,327
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $434,629,493 of which $246,524,654 and $188,104,839 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $764,591,446)	$ 832,164,696
Fidelity Central Funds (cost $2,037,732)	2,037,732
Total Investments (cost $766,629,178)		$ 834,202,428
Receivable for investments sold		27,474,636
Receivable for fund shares sold		658,975
Dividends receivable		779,017
Distributions receivable from Fidelity Central Funds		456
Prepaid expenses		2,255
Other receivables		21,992
Total assets		863,139,759

Liabilities
Payable for investments purchased	$ 22,343,699
Payable for fund shares redeemed	2,700,294
Accrued management fee	243,049
Distribution and service plan fees payable	11,814
Other affiliated payables	231,499
Other payables and accrued expenses	52,047
Total liabilities		25,582,402

Net Assets		$ 837,557,357
Net Assets consist of:
Paid in capital		$ 1,232,659,134
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(462,675,027)
Net unrealized appreciation (depreciation) on investments		67,573,250
Net Assets		$ 837,557,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,814,959 ÷ 1,941,959 shares)	$ 10.72

Maximum offering price per share (100/94.25 of $10.72)	$ 11.37
Class T: Net Asset Value and redemption price per share ($5,624,567 ÷ 523,922 shares)	$ 10.74

Maximum offering price per share (100/96.50 of $10.74)	$ 11.13
Class B: Net Asset Value and offering price per share ($2,273,795 ÷ 212,168 shares)A	$ 10.72

Class C: Net Asset Value and offering price per share ($3,959,271 ÷ 372,343 shares)A	$ 10.63

Large Cap Value: Net Asset Value, offering price and redemption price per share ($803,009,168 ÷ 74,517,369 shares)	$ 10.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,875,597 ÷ 174,667 shares)	$ 10.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 17,110,410
Interest		139
Income from Fidelity Central Funds		8,327
Total income		17,118,876

Expenses
Management fee Basic fee	$ 5,113,800
Performance adjustment	(1,593,440)
Transfer agent fees	2,656,510
Distribution and service plan fees	143,407
Accounting and security lending fees	309,028
Custodian fees and expenses	37,904
Independent trustees' compensation	5,234
Registration fees	103,511
Audit	56,655
Legal	3,971
Interest	485
Miscellaneous	12,852
Total expenses before reductions	6,849,917
Expense reductions	(78,164)	6,771,753
Net investment income (loss)		10,347,123
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	92,822,476
Foreign currency transactions	87
Total net realized gain (loss)		92,822,563
Change in net unrealized appreciation (depreciation) on investment securities		32,667,985
Net gain (loss)		125,490,548
Net increase (decrease) in net assets resulting from operations		$ 135,837,671

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,347,123	$ 13,290,228
Net realized gain (loss)	92,822,563	(12,429,443)
Change in net unrealized appreciation (depreciation)	32,667,985	228,241,704
Net increase (decrease) in net assets resulting from operations	135,837,671	229,102,489
Distributions to shareholders from net investment income	(10,612,123)	(14,675,617)
Share transactions - net increase (decrease)	(243,855,298)	(213,355,283)
Total increase (decrease) in net assets	(118,629,750)	1,071,589

Net Assets
Beginning of period	956,187,107	955,115,518
End of period	$ 837,557,357	$ 956,187,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.09	.09	.16	.12
Net realized and unrealized gain (loss)	1.38	1.85	(6.00)	(1.00)
Total from investment operations	1.47	1.94	(5.84)	(.88)
Distributions from net investment income	(.10)	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.10)	(.12)	(.17)	(.99)
Net asset value, end of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	15.79%	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.00%	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	1.00%	1.15%	1.17%	1.22% A
Expenses net of all reductions	1.00%	1.13%	1.17%	1.22% A
Net investment income (loss)	.87%	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,815	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.36	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.06	.07	.12	.08
Net realized and unrealized gain (loss)	1.39	1.84	(5.97)	(1.01)
Total from investment operations	1.45	1.91	(5.85)	(.93)
Distributions from net investment income	(.07)	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.07)	(.09)	(.14)	(.95)
Net asset value, end of period	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Total Return B, C, D	15.50%	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.29%	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.29%	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.28%	1.44%	1.49%	1.47% A
Net investment income (loss)	.59%	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,625	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.01	.02	.07	.01
Net realized and unrealized gain (loss)	1.38	1.85	(5.98)	(1.00)
Total from investment operations	1.39	1.87	(5.91)	(.99)
Distributions from net investment income	(.02)	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.02)	(.05)	(.10)	(.88)
Net asset value, end of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	14.87%	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80%	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.80%	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.79%	1.97%	2.00%	1.99% A
Net investment income (loss)	.08%	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,274	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.01	.03	.08	.01
Net realized and unrealized gain (loss)	1.36	1.84	(5.97)	(.98)
Total from investment operations	1.37	1.87	(5.89)	(.97)
Distributions from net investment income	(.04)	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.04)	(.06)	(.14)	(.92)
Net asset value, end of period	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Total Return B, C, D	14.79%	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.75%	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.75%	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.74%	1.88%	1.91%	1.94% A
Net investment income (loss)	.13%	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,959	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Value

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 7.56	$ 13.57	$ 15.19	$ 13.62
Income from Investment Operations
Net investment income (loss) B	.11	.12	.20	.18	.16
Net realized and unrealized gain (loss)	1.40	1.86	(6.02)	(.80)	1.80
Total from investment operations	1.51	1.98	(5.82)	(.62)	1.96
Distributions from net investment income	(.13)	(.14)	(.19)	(.13)	(.13)
Distributions from net realized gain	-	-	-	(.87)	(.26)
Total distributions	(.13)	(.14)	(.19)	(1.00)	(.39)
Redemption fees added to paid in capital B	-	-	-	-	- F, G
Net asset value, end of period	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19
Total Return A	16.09%	26.21%	(43.03)%	(4.39)%	14.63%
Ratios to Average Net Assets C, E
Expenses before reductions	.73%	.85%	.86%	.86%	.89%
Expenses net of fee waivers, if any	.73%	.85%	.86%	.85%	.89%
Expenses net of all reductions	.72%	.84%	.86%	.85%	.89%
Net investment income (loss)	1.15%	1.38%	1.78%	1.18%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 803,009	$ 914,828	$ 916,490	$ 1,483,574	$ 1,372,751
Portfolio turnover rate D	120%	171%	243%	204%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The redemption fee was eliminated during the year ended January 31, 2007.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.37	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.11	.12	.20	.17
Net realized and unrealized gain (loss)	1.39	1.85	(6.01)	(1.02)
Total from investment operations	1.50	1.97	(5.81)	(.85)
Distributions from net investment income	(.13)	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.13)	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Total Return B, C	16.04%	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E, H
Expenses before reductions	.74%	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.74%	.87%	.85%	.85% A
Expenses net of all reductions	.73%	.86%	.85%	.84% A
Net investment income (loss)	1.14%	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,876	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 81,520,186
Gross unrealized depreciation	(41,992,469)
Net unrealized appreciation (depreciation) on securities and other investments	$ 39,527,717

Tax Cost	$ 794,674,711

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (434,629,493)
Net unrealized appreciation (depreciation)	$ 39,527,717

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 10,612,123	$ 14,675,617

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,075,234,809 and $1,320,286,876, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 51,203	$ 1,899
Class T	.25%	.25%	30,939	231
Class B	.75%	.25%	23,553	17,689
Class C	.75%	.25%	37,712	9,658
			$ 143,407	$ 29,477

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to 50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,536
Class T	2,323
Class B*	4,996
Class C*	2,170
$ 19,025

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 63,903.31
Class T	21,383.35
Class B	8,411.36
Class C	11,659.31
Large Cap Value	2,545,866.29
Institutional Class	5,288.30
	$ 2,656,510

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $39,306 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,566,000.44%		$ 485

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,552 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,633. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $78,164 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net investment income
Class A	$ 196,415	$ 347,403
Class T	37,346	84,743
Class B	4,323	13,580
Class C	17,678	21,287
Large Cap Value	10,334,423	14,171,204
Institutional Class	21,938	37,400
Total	$ 10,612,123	$ 14,675,617

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	509,581	1,322,752	$ 5,070,258	$ 10,883,565
Reinvestment of distributions	17,752	35,856	183,027	335,090
Shares redeemed	(1,127,883)	(1,814,783)	(11,172,418)	(15,997,123)
Net increase (decrease)	(600,550)	(456,175)	$ (5,919,133)	$ (4,778,468)
Class T
Shares sold	239,347	433,994	$ 2,379,089	$ 3,584,915
Reinvestment of distributions	3,520	9,035	36,365	83,112
Shares redeemed	(691,112)	(770,380)	(6,965,488)	(6,262,244)
Net increase (decrease)	(448,245)	(327,351)	$ (4,550,034)	$ (2,594,217)
Class B
Shares sold	64,791	146,209	$ 633,133	$ 1,215,912
Reinvestment of distributions	374	1,424	3,863	12,974
Shares redeemed	(142,878)	(202,886)	(1,418,300)	(1,674,990)
Net increase (decrease)	(77,713)	(55,253)	$ (781,304)	$ (446,104)
Class C
Shares sold	193,335	166,263	$ 1,918,253	$ 1,371,905
Reinvestment of distributions	1,440	1,988	14,747	18,713
Shares redeemed	(197,933)	(106,663)	(1,934,239)	(833,697)
Net increase (decrease)	(3,158)	61,588	$ (1,239)	$ 556,921
Large Cap Value
Shares sold	11,945,116	25,650,658	$ 119,799,397	$ 207,572,088
Reinvestment of distributions	980,495	1,489,624	10,157,929	13,920,603
Shares redeemed	(35,741,742)	(50,997,850)	(361,864,131)	(428,016,334)
Net increase (decrease)	(22,816,131)	(23,857,568)	$ (231,906,805)	$ (206,523,643)
Institutional Class
Shares sold	40,757	157,684	$ 403,599	$ 1,186,819
Reinvestment of distributions	2,125	3,968	21,926	37,333
Shares redeemed	(111,512)	(91,300)	(1,122,308)	(793,924)
Net increase (decrease)	(68,630)	70,352	$ (696,783)	$ 430,228

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (53)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008- present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Large Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Large Cap Value designates 100% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

LCV-UANN-0311
1.900193.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Large Cap Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2011

Class A, Class T, Class B, and Class C are classes of Fidelity®
Large Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Note to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Note to shareholders

On March 1, 2011, the fund will move from a single portfolio manager to a sector-neutral, multi-manager structure emphasizing individual stock selection by value-focused sector portfolio managers. Bruce Dirks will transition to Lead Portfolio Manager with responsibility for cash management, risk control and team leadership, collaborating with new Co-Managers Matthew Friedman, Katherine Buck, Stephen Barwikowski, Laurie Bertner, Justin Bennett and John Mirshekari.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) B	9.13%	-3.16%	2.37%
Class T (incl. 3.50% sales charge) C	11.46%	-2.93%	2.50%
Class B (incl. contingent deferred sales charge) D	9.87%	-2.99%	2.67%
Class C (incl. contingent deferred sales charge) E	13.79%	-2.57%	2.71%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Value Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Large Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 15.79%, 15.50%, 14.87% and 14.79%, respectively (excluding sales charges), trailing the 21.54% gain of the Russell 1000® Value Index. Two key factors hurt. First, large-cap value stocks were the weakest-performing segment, so my strategy of investing in stocks of profitable companies with improving business fundamentals and attractive valuations was out of favor in a risk-driven market, particularly with regard to financials and energy. Second, even though nearly 30% of the portfolio was in strong-performing mid-cap stocks, it wasn't enough to offset weakness among its large-cap holdings. Security selection was disappointing overall, especially within financials - diversified financials and insurance - energy, utilities and technology. Individual detractors included offshore oil driller Transocean (an out-of-index position), conglomerate General Electric and financial services giant Citigroup. Conversely, positioning in consumer discretionary and security selection in industrials helped. Top contributors included airbag maker and safety-parts supplier TRW Automotive Holdings and integrated oil firm Marathon Oil.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Large Cap Value Fund: For the year, the fund's Institutional Class shares returned 16.04%, trailing the 21.54% gain of the Russell 1000® Value Index. The fund was hurt by two key factors. First, large-cap value stocks were the weakest-performing segment, so my strategy of investing in stocks of profitable companies with improving business fundamentals and attractive valuations was out of favor in a risk-driven market, particularly with regard to financials and energy. Second, even though nearly 30% of the portfolio was in strong-performing mid-cap stocks, it wasn't enough to offset weakness among my large-cap holdings. Security selection was disappointing overall, especially within financials - diversified financials and insurance - energy, utilities and technology. Individual detractors included offshore oil driller Transocean - an out-of-index position - conglomerate General Electric and financial services giant Citigroup. On the plus side, positioning in consumer discretionary and security selection in industrials helped performance. Top contributors included airbag maker and safety-parts supplier TRW Automotive Holdings and integrated oil firm Marathon Oil.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	.95%
Actual		$ 1,000.00	$ 1,140.80	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Class T	1.20%
Actual		$ 1,000.00	$ 1,139.20	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Class B	1.70%
Actual		$ 1,000.00	$ 1,136.60	$ 9.16
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class C	1.70%
Actual		$ 1,000.00	$ 1,135.70	$ 9.15
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Large Cap Value	.69%
Actual		$ 1,000.00	$ 1,141.40	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Institutional Class	.69%
Actual		$ 1,000.00	$ 1,142.10	$ 3.73
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.7	4.0
Chevron Corp.	3.5	3.7
Pfizer, Inc.	3.1	2.1
Wells Fargo & Co.	2.9	1.4
AT&T, Inc.	2.8	1.9
Bank of America Corp.	2.6	2.8
Citigroup, Inc.	2.6	1.9
Merck & Co., Inc.	2.1	2.6
Goldman Sachs Group, Inc.	1.8	1.6
General Electric Co.	1.8	1.3
	26.9
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.9	28.1
Energy	13.7	11.9
Health Care	11.9	12.5
Consumer Staples	9.2	9.9
Industrials	9.2	9.1
Asset Allocation (% of fund's net assets)
As of January 31, 2011 *		As of July 31, 2010 **
	Stocks 99.4%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	6.4%	** Foreign investments	2.3%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 7.4%
Auto Components - 0.6%
TRW Automotive Holdings Corp. (a)	77,400	$ 4,617,684
Automobiles - 1.0%
Ford Motor Co. (a)	510,400	8,140,880
Hotels, Restaurants & Leisure - 0.5%
Brinker International, Inc.	190,600	4,484,818
Media - 3.7%
Comcast Corp. Class A	559,600	12,730,900
The Walt Disney Co.	38,300	1,488,721
Time Warner, Inc.	259,500	8,161,275
Viacom, Inc. Class B (non-vtg.)	212,400	8,825,220
		31,206,116
Multiline Retail - 0.9%
Macy's, Inc.	340,800	7,889,520
Textiles, Apparel & Luxury Goods - 0.7%
VF Corp.	67,500	5,583,600
TOTAL CONSUMER DISCRETIONARY		61,922,618
CONSUMER STAPLES - 9.2%
Beverages - 2.3%
Coca-Cola Enterprises, Inc.	189,600	4,770,336
Dr Pepper Snapple Group, Inc.	202,400	7,171,032
Molson Coors Brewing Co. Class B	153,600	7,199,232
		19,140,600
Food & Staples Retailing - 0.6%
Walgreen Co.	119,400	4,828,536
Food Products - 3.8%
Archer Daniels Midland Co.	233,500	7,628,445
Kraft Foods, Inc. Class A	475,400	14,532,978
Ralcorp Holdings, Inc. (a)	77,700	4,755,240
The J.M. Smucker Co.	84,300	5,240,088
		32,156,751
Household Products - 1.7%
Procter & Gamble Co.	232,000	14,646,160
Tobacco - 0.8%
Philip Morris International, Inc.	114,100	6,531,084
TOTAL CONSUMER STAPLES		77,303,131
Common Stocks - continued
	Shares	Value
ENERGY - 13.7%
Energy Equipment & Services - 5.2%
Halliburton Co.	136,300	$ 6,133,500
National Oilwell Varco, Inc.	188,200	13,907,980
Noble Corp.	114,800	4,391,100
Rowan Companies, Inc. (a)	144,300	4,946,604
Superior Energy Services, Inc. (a)	130,600	4,586,672
Transocean Ltd. (a)	113,500	9,072,055
		43,037,911
Oil, Gas & Consumable Fuels - 8.5%
Chevron Corp.	309,400	29,371,342
ConocoPhillips	185,500	13,255,830
Marathon Oil Corp.	272,400	12,448,680
Royal Dutch Shell PLC Class A sponsored ADR	128,300	9,108,017
Tesoro Corp. (a)	379,700	7,309,225
		71,493,094
TOTAL ENERGY		114,531,005
FINANCIALS - 27.9%
Capital Markets - 2.5%
Goldman Sachs Group, Inc.	91,600	14,987,592
Invesco Ltd.	228,900	5,662,986
		20,650,578
Commercial Banks - 5.8%
Comerica, Inc.	23,700	905,340
Regions Financial Corp.	763,200	5,418,720
SunTrust Banks, Inc.	207,500	6,314,225
U.S. Bancorp, Delaware	414,400	11,188,800
Wells Fargo & Co.	750,100	24,318,242
		48,145,327
Consumer Finance - 0.6%
SLM Corp. (a)	366,900	5,287,029
Diversified Financial Services - 8.9%
Bank of America Corp.	1,591,300	21,848,549
Citigroup, Inc. (a)	4,455,400	21,475,028
JPMorgan Chase & Co.	693,600	31,170,384
		74,493,961
Insurance - 8.1%
ACE Ltd.	171,400	10,556,526
Allstate Corp.	202,600	6,308,964
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc. Class B (a)	125,700	$ 10,275,975
Genworth Financial, Inc. Class A (a)	355,300	4,821,421
Lincoln National Corp.	189,600	5,468,064
MetLife, Inc.	153,800	7,039,426
Prudential Financial, Inc.	168,300	10,352,133
The Travelers Companies, Inc.	134,000	7,538,840
Unum Group	217,800	5,431,932
		67,793,281
Real Estate Investment Trusts - 2.0%
SL Green Realty Corp.	69,200	5,034,992
Vornado Realty Trust	67,600	5,954,884
Weyerhaeuser Co.	254,700	5,903,946
		16,893,822
TOTAL FINANCIALS		233,263,998
HEALTH CARE - 11.9%
Biotechnology - 1.9%
Amgen, Inc. (a)	201,600	11,104,128
Cephalon, Inc. (a)	81,400	4,809,112
		15,913,240
Health Care Equipment & Supplies - 0.6%
Boston Scientific Corp. (a)	776,400	5,419,272
Health Care Providers & Services - 1.7%
CIGNA Corp.	194,800	8,185,496
Humana, Inc. (a)	97,700	5,663,669
		13,849,165
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	89,700	5,137,119
Pharmaceuticals - 7.1%
Johnson & Johnson	178,300	10,656,991
Merck & Co., Inc.	538,200	17,852,094
Pfizer, Inc.	1,420,600	25,883,332
Watson Pharmaceuticals, Inc. (a)	97,200	5,299,344
		59,691,761
TOTAL HEALTH CARE		100,010,557
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 9.2%
Aerospace & Defense - 1.1%
Raytheon Co.	175,200	$ 8,758,248
Airlines - 0.5%
United Continental Holdings, Inc. (a)	166,830	4,237,482
Construction & Engineering - 1.5%
Foster Wheeler Ag (a)	199,600	7,347,276
Jacobs Engineering Group, Inc. (a)	99,500	5,111,315
		12,458,591
Industrial Conglomerates - 2.3%
General Electric Co.	735,000	14,802,900
Textron, Inc.	174,700	4,592,863
		19,395,763
Machinery - 2.3%
Cummins, Inc.	40,700	4,309,316
Ingersoll-Rand Co. Ltd.	141,200	6,664,640
Navistar International Corp. (a)	66,700	4,325,495
Timken Co.	89,300	4,198,886
		19,498,337
Road & Rail - 1.5%
Union Pacific Corp.	130,600	12,358,678
TOTAL INDUSTRIALS		76,707,099
INFORMATION TECHNOLOGY - 6.4%
Computers & Peripherals - 1.7%
Hewlett-Packard Co.	185,300	8,466,357
Western Digital Corp. (a)	160,900	5,473,818
		13,940,175
Electronic Equipment & Components - 0.9%
Avnet, Inc. (a)	211,900	7,547,878
IT Services - 0.6%
International Business Machines Corp.	30,900	5,005,800
Office Electronics - 0.7%
Xerox Corp.	572,600	6,081,012
Semiconductors & Semiconductor Equipment - 1.1%
Micron Technology, Inc. (a)	847,365	8,931,227
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 1.4%
CA, Inc.	280,600	$ 6,678,280
Microsoft Corp.	181,100	5,020,998
		11,699,278
TOTAL INFORMATION TECHNOLOGY		53,205,370
MATERIALS - 3.5%
Chemicals - 1.8%
Ashland, Inc.	81,300	4,720,278
CF Industries Holdings, Inc.	35,600	4,807,424
PPG Industries, Inc.	71,200	6,000,736
		15,528,438
Metals & Mining - 1.7%
Cliffs Natural Resources, Inc.	49,400	4,221,724
United States Steel Corp.	89,600	5,167,232
Walter Energy, Inc.	35,400	4,611,558
		14,000,514
TOTAL MATERIALS		29,528,952
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.0%
AT&T, Inc.	832,162	22,901,098
Qwest Communications International, Inc.	844,500	6,021,285
Verizon Communications, Inc.	123,000	4,381,260
		33,303,643
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	388,900	1,757,828
TOTAL TELECOMMUNICATION SERVICES		35,061,471
UTILITIES - 6.0%
Electric Utilities - 3.0%
American Electric Power Co., Inc.	182,400	6,508,032
Edison International	160,100	5,808,428
NextEra Energy, Inc.	135,300	7,233,138
PPL Corp.	226,800	5,849,172
		25,398,770
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 3.0%
PG&E Corp.	185,700	$ 8,594,196
Public Service Enterprise Group, Inc.	258,700	8,389,641
Sempra Energy	158,400	8,247,888
		25,231,725
TOTAL UTILITIES		50,630,495
TOTAL COMMON STOCKS (Cost $764,591,446)		832,164,696
Money Market Funds - 0.2%

Fidelity Cash Central Fund, 0.19% (b) (Cost $2,037,732)	2,037,732	2,037,732
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $766,629,178)		834,202,428
NET OTHER ASSETS (LIABILITIES) - 0.4%		3,354,929
NET ASSETS - 100%		$ 837,557,357
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,694
Fidelity Securities Lending Cash Central Fund	1,633
Total	$ 8,327
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $434,629,493 of which $246,524,654 and $188,104,839 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $764,591,446)	$ 832,164,696
Fidelity Central Funds (cost $2,037,732)	2,037,732
Total Investments (cost $766,629,178)		$ 834,202,428
Receivable for investments sold		27,474,636
Receivable for fund shares sold		658,975
Dividends receivable		779,017
Distributions receivable from Fidelity Central Funds		456
Prepaid expenses		2,255
Other receivables		21,992
Total assets		863,139,759

Liabilities
Payable for investments purchased	$ 22,343,699
Payable for fund shares redeemed	2,700,294
Accrued management fee	243,049
Distribution and service plan fees payable	11,814
Other affiliated payables	231,499
Other payables and accrued expenses	52,047
Total liabilities		25,582,402

Net Assets		$ 837,557,357
Net Assets consist of:
Paid in capital		$ 1,232,659,134
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(462,675,027)
Net unrealized appreciation (depreciation) on investments		67,573,250
Net Assets		$ 837,557,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,814,959 ÷ 1,941,959 shares)	$ 10.72

Maximum offering price per share (100/94.25 of $10.72)	$ 11.37
Class T: Net Asset Value and redemption price per share ($5,624,567 ÷ 523,922 shares)	$ 10.74

Maximum offering price per share (100/96.50 of $10.74)	$ 11.13
Class B: Net Asset Value and offering price per share ($2,273,795 ÷ 212,168 shares)A	$ 10.72

Class C: Net Asset Value and offering price per share ($3,959,271 ÷ 372,343 shares)A	$ 10.63

Large Cap Value: Net Asset Value, offering price and redemption price per share ($803,009,168 ÷ 74,517,369 shares)	$ 10.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,875,597 ÷ 174,667 shares)	$ 10.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 17,110,410
Interest		139
Income from Fidelity Central Funds		8,327
Total income		17,118,876

Expenses
Management fee Basic fee	$ 5,113,800
Performance adjustment	(1,593,440)
Transfer agent fees	2,656,510
Distribution and service plan fees	143,407
Accounting and security lending fees	309,028
Custodian fees and expenses	37,904
Independent trustees' compensation	5,234
Registration fees	103,511
Audit	56,655
Legal	3,971
Interest	485
Miscellaneous	12,852
Total expenses before reductions	6,849,917
Expense reductions	(78,164)	6,771,753
Net investment income (loss)		10,347,123
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	92,822,476
Foreign currency transactions	87
Total net realized gain (loss)		92,822,563
Change in net unrealized appreciation (depreciation) on investment securities		32,667,985
Net gain (loss)		125,490,548
Net increase (decrease) in net assets resulting from operations		$ 135,837,671

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,347,123	$ 13,290,228
Net realized gain (loss)	92,822,563	(12,429,443)
Change in net unrealized appreciation (depreciation)	32,667,985	228,241,704
Net increase (decrease) in net assets resulting from operations	135,837,671	229,102,489
Distributions to shareholders from net investment income	(10,612,123)	(14,675,617)
Share transactions - net increase (decrease)	(243,855,298)	(213,355,283)
Total increase (decrease) in net assets	(118,629,750)	1,071,589

Net Assets
Beginning of period	956,187,107	955,115,518
End of period	$ 837,557,357	$ 956,187,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.09	.09	.16	.12
Net realized and unrealized gain (loss)	1.38	1.85	(6.00)	(1.00)
Total from investment operations	1.47	1.94	(5.84)	(.88)
Distributions from net investment income	(.10)	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.10)	(.12)	(.17)	(.99)
Net asset value, end of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	15.79%	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.00%	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	1.00%	1.15%	1.17%	1.22% A
Expenses net of all reductions	1.00%	1.13%	1.17%	1.22% A
Net investment income (loss)	.87%	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,815	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.36	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.06	.07	.12	.08
Net realized and unrealized gain (loss)	1.39	1.84	(5.97)	(1.01)
Total from investment operations	1.45	1.91	(5.85)	(.93)
Distributions from net investment income	(.07)	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.07)	(.09)	(.14)	(.95)
Net asset value, end of period	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Total Return B, C, D	15.50%	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.29%	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.29%	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.28%	1.44%	1.49%	1.47% A
Net investment income (loss)	.59%	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,625	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.01	.02	.07	.01
Net realized and unrealized gain (loss)	1.38	1.85	(5.98)	(1.00)
Total from investment operations	1.39	1.87	(5.91)	(.99)
Distributions from net investment income	(.02)	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.02)	(.05)	(.10)	(.88)
Net asset value, end of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	14.87%	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80%	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.80%	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.79%	1.97%	2.00%	1.99% A
Net investment income (loss)	.08%	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,274	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	120%	171%	243%	204%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.01	.03	.08	.01
Net realized and unrealized gain (loss)	1.36	1.84	(5.97)	(.98)
Total from investment operations	1.37	1.87	(5.89)	(.97)
Distributions from net investment income	(.04)	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.04)	(.06)	(.14)	(.92)
Net asset value, end of period	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Total Return B, C, D	14.79%	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.75%	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.75%	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.74%	1.88%	1.91%	1.94% A
Net investment income (loss)	.13%	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,959	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Value

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 7.56	$ 13.57	$ 15.19	$ 13.62
Income from Investment Operations
Net investment income (loss) B	.11	.12	.20	.18	.16
Net realized and unrealized gain (loss)	1.40	1.86	(6.02)	(.80)	1.80
Total from investment operations	1.51	1.98	(5.82)	(.62)	1.96
Distributions from net investment income	(.13)	(.14)	(.19)	(.13)	(.13)
Distributions from net realized gain	-	-	-	(.87)	(.26)
Total distributions	(.13)	(.14)	(.19)	(1.00)	(.39)
Redemption fees added to paid in capital B	-	-	-	-	- F, G
Net asset value, end of period	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19
Total Return A	16.09%	26.21%	(43.03)%	(4.39)%	14.63%
Ratios to Average Net Assets C, E
Expenses before reductions	.73%	.85%	.86%	.86%	.89%
Expenses net of fee waivers, if any	.73%	.85%	.86%	.85%	.89%
Expenses net of all reductions	.72%	.84%	.86%	.85%	.89%
Net investment income (loss)	1.15%	1.38%	1.78%	1.18%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 803,009	$ 914,828	$ 916,490	$ 1,483,574	$ 1,372,751
Portfolio turnover rate D	120%	171%	243%	204%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The redemption fee was eliminated during the year ended January 31, 2007.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.37	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.11	.12	.20	.17
Net realized and unrealized gain (loss)	1.39	1.85	(6.01)	(1.02)
Total from investment operations	1.50	1.97	(5.81)	(.85)
Distributions from net investment income	(.13)	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.13)	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Total Return B, C	16.04%	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E, H
Expenses before reductions	.74%	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.74%	.87%	.85%	.85% A
Expenses net of all reductions	.73%	.86%	.85%	.84% A
Net investment income (loss)	1.14%	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,876	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 81,520,186
Gross unrealized depreciation	(41,992,469)
Net unrealized appreciation (depreciation) on securities and other investments	$ 39,527,717

Tax Cost	$ 794,674,711

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (434,629,493)
Net unrealized appreciation (depreciation)	$ 39,527,717

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 10,612,123	$ 14,675,617

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,075,234,809 and $1,320,286,876, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 51,203	$ 1,899
Class T	.25%	.25%	30,939	231
Class B	.75%	.25%	23,553	17,689
Class C	.75%	.25%	37,712	9,658
			$ 143,407	$ 29,477

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to 50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,536
Class T	2,323
Class B*	4,996
Class C*	2,170
$ 19,025

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 63,903.31
Class T	21,383.35
Class B	8,411.36
Class C	11,659.31
Large Cap Value	2,545,866.29
Institutional Class	5,288.30
	$ 2,656,510

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $39,306 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,566,000.44%		$ 485

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,552 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,633. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $78,164 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net investment income
Class A	$ 196,415	$ 347,403
Class T	37,346	84,743
Class B	4,323	13,580
Class C	17,678	21,287
Large Cap Value	10,334,423	14,171,204
Institutional Class	21,938	37,400
Total	$ 10,612,123	$ 14,675,617

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	509,581	1,322,752	$ 5,070,258	$ 10,883,565
Reinvestment of distributions	17,752	35,856	183,027	335,090
Shares redeemed	(1,127,883)	(1,814,783)	(11,172,418)	(15,997,123)
Net increase (decrease)	(600,550)	(456,175)	$ (5,919,133)	$ (4,778,468)
Class T
Shares sold	239,347	433,994	$ 2,379,089	$ 3,584,915
Reinvestment of distributions	3,520	9,035	36,365	83,112
Shares redeemed	(691,112)	(770,380)	(6,965,488)	(6,262,244)
Net increase (decrease)	(448,245)	(327,351)	$ (4,550,034)	$ (2,594,217)
Class B
Shares sold	64,791	146,209	$ 633,133	$ 1,215,912
Reinvestment of distributions	374	1,424	3,863	12,974
Shares redeemed	(142,878)	(202,886)	(1,418,300)	(1,674,990)
Net increase (decrease)	(77,713)	(55,253)	$ (781,304)	$ (446,104)
Class C
Shares sold	193,335	166,263	$ 1,918,253	$ 1,371,905
Reinvestment of distributions	1,440	1,988	14,747	18,713
Shares redeemed	(197,933)	(106,663)	(1,934,239)	(833,697)
Net increase (decrease)	(3,158)	61,588	$ (1,239)	$ 556,921
Large Cap Value
Shares sold	11,945,116	25,650,658	$ 119,799,397	$ 207,572,088
Reinvestment of distributions	980,495	1,489,624	10,157,929	13,920,603
Shares redeemed	(35,741,742)	(50,997,850)	(361,864,131)	(428,016,334)
Net increase (decrease)	(22,816,131)	(23,857,568)	$ (231,906,805)	$ (206,523,643)
Institutional Class
Shares sold	40,757	157,684	$ 403,599	$ 1,186,819
Reinvestment of distributions	2,125	3,968	21,926	37,333
Shares redeemed	(111,512)	(91,300)	(1,122,308)	(793,924)
Net increase (decrease)	(68,630)	70,352	$ (696,783)	$ 430,228

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (53)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100%; Class T designates 100%; Class B designates 100%; and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100%; Class B designates 100%; and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCV-UANN-0311
1.838393.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Large Cap Value
Fund - Institutional Class

Annual Report

January 31, 2011

Institutional Class is a class of
Fidelity® Large Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Note to shareholders	<Click Here>	Important information about the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Note to shareholders

On March 1, 2011, the fund will move from a single portfolio manager to a sector-neutral, multi-manager structure emphasizing individual stock selection by value-focused sector portfolio managers. Bruce Dirks will transition to Lead Portfolio Manager with responsibility for cash management, risk control and team leadership, collaborating with new Co-Managers Matthew Friedman, Katherine Buck, Stephen Barwikowski, Laurie Bertner, Justin Bennett and John Mirshekari.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	16.04%	-1.78%	3.16%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Large Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Value Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Large Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 15.79%, 15.50%, 14.87% and 14.79%, respectively (excluding sales charges), trailing the 21.54% gain of the Russell 1000® Value Index. Two key factors hurt. First, large-cap value stocks were the weakest-performing segment, so my strategy of investing in stocks of profitable companies with improving business fundamentals and attractive valuations was out of favor in a risk-driven market, particularly with regard to financials and energy. Second, even though nearly 30% of the portfolio was in strong-performing mid-cap stocks, it wasn't enough to offset weakness among its large-cap holdings. Security selection was disappointing overall, especially within financials - diversified financials and insurance - energy, utilities and technology. Individual detractors included offshore oil driller Transocean (an out-of-index position), conglomerate General Electric and financial services giant Citigroup. Conversely, positioning in consumer discretionary and security selection in industrials helped. Top contributors included airbag maker and safety-parts supplier TRW Automotive Holdings and integrated oil firm Marathon Oil.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Large Cap Value Fund: For the year, the fund's Institutional Class shares returned 16.04%, trailing the 21.54% gain of the Russell 1000® Value Index. The fund was hurt by two key factors. First, large-cap value stocks were the weakest-performing segment, so my strategy of investing in stocks of profitable companies with improving business fundamentals and attractive valuations was out of favor in a risk-driven market, particularly with regard to financials and energy. Second, even though nearly 30% of the portfolio was in strong-performing mid-cap stocks, it wasn't enough to offset weakness among my large-cap holdings. Security selection was disappointing overall, especially within financials - diversified financials and insurance - energy, utilities and technology. Individual detractors included offshore oil driller Transocean - an out-of-index position - conglomerate General Electric and financial services giant Citigroup. On the plus side, positioning in consumer discretionary and security selection in industrials helped performance. Top contributors included airbag maker and safety-parts supplier TRW Automotive Holdings and integrated oil firm Marathon Oil.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	.95%
Actual		$ 1,000.00	$ 1,140.80	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Class T	1.20%
Actual		$ 1,000.00	$ 1,139.20	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Class B	1.70%
Actual		$ 1,000.00	$ 1,136.60	$ 9.16
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class C	1.70%
Actual		$ 1,000.00	$ 1,135.70	$ 9.15
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Large Cap Value	.69%
Actual		$ 1,000.00	$ 1,141.40	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Institutional Class	.69%
Actual		$ 1,000.00	$ 1,142.10	$ 3.73
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.7	4.0
Chevron Corp.	3.5	3.7
Pfizer, Inc.	3.1	2.1
Wells Fargo & Co.	2.9	1.4
AT&T, Inc.	2.8	1.9
Bank of America Corp.	2.6	2.8
Citigroup, Inc.	2.6	1.9
Merck & Co., Inc.	2.1	2.6
Goldman Sachs Group, Inc.	1.8	1.6
General Electric Co.	1.8	1.3
	26.9
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.9	28.1
Energy	13.7	11.9
Health Care	11.9	12.5
Consumer Staples	9.2	9.9
Industrials	9.2	9.1
Asset Allocation (% of fund's net assets)
As of January 31, 2011 *		As of July 31, 2010 **
	Stocks 99.4%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	6.4%	** Foreign investments	2.3%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 7.4%
Auto Components - 0.6%
TRW Automotive Holdings Corp. (a)	77,400	$ 4,617,684
Automobiles - 1.0%
Ford Motor Co. (a)	510,400	8,140,880
Hotels, Restaurants & Leisure - 0.5%
Brinker International, Inc.	190,600	4,484,818
Media - 3.7%
Comcast Corp. Class A	559,600	12,730,900
The Walt Disney Co.	38,300	1,488,721
Time Warner, Inc.	259,500	8,161,275
Viacom, Inc. Class B (non-vtg.)	212,400	8,825,220
		31,206,116
Multiline Retail - 0.9%
Macy's, Inc.	340,800	7,889,520
Textiles, Apparel & Luxury Goods - 0.7%
VF Corp.	67,500	5,583,600
TOTAL CONSUMER DISCRETIONARY		61,922,618
CONSUMER STAPLES - 9.2%
Beverages - 2.3%
Coca-Cola Enterprises, Inc.	189,600	4,770,336
Dr Pepper Snapple Group, Inc.	202,400	7,171,032
Molson Coors Brewing Co. Class B	153,600	7,199,232
		19,140,600
Food & Staples Retailing - 0.6%
Walgreen Co.	119,400	4,828,536
Food Products - 3.8%
Archer Daniels Midland Co.	233,500	7,628,445
Kraft Foods, Inc. Class A	475,400	14,532,978
Ralcorp Holdings, Inc. (a)	77,700	4,755,240
The J.M. Smucker Co.	84,300	5,240,088
		32,156,751
Household Products - 1.7%
Procter & Gamble Co.	232,000	14,646,160
Tobacco - 0.8%
Philip Morris International, Inc.	114,100	6,531,084
TOTAL CONSUMER STAPLES		77,303,131
Common Stocks - continued
	Shares	Value
ENERGY - 13.7%
Energy Equipment & Services - 5.2%
Halliburton Co.	136,300	$ 6,133,500
National Oilwell Varco, Inc.	188,200	13,907,980
Noble Corp.	114,800	4,391,100
Rowan Companies, Inc. (a)	144,300	4,946,604
Superior Energy Services, Inc. (a)	130,600	4,586,672
Transocean Ltd. (a)	113,500	9,072,055
		43,037,911
Oil, Gas & Consumable Fuels - 8.5%
Chevron Corp.	309,400	29,371,342
ConocoPhillips	185,500	13,255,830
Marathon Oil Corp.	272,400	12,448,680
Royal Dutch Shell PLC Class A sponsored ADR	128,300	9,108,017
Tesoro Corp. (a)	379,700	7,309,225
		71,493,094
TOTAL ENERGY		114,531,005
FINANCIALS - 27.9%
Capital Markets - 2.5%
Goldman Sachs Group, Inc.	91,600	14,987,592
Invesco Ltd.	228,900	5,662,986
		20,650,578
Commercial Banks - 5.8%
Comerica, Inc.	23,700	905,340
Regions Financial Corp.	763,200	5,418,720
SunTrust Banks, Inc.	207,500	6,314,225
U.S. Bancorp, Delaware	414,400	11,188,800
Wells Fargo & Co.	750,100	24,318,242
		48,145,327
Consumer Finance - 0.6%
SLM Corp. (a)	366,900	5,287,029
Diversified Financial Services - 8.9%
Bank of America Corp.	1,591,300	21,848,549
Citigroup, Inc. (a)	4,455,400	21,475,028
JPMorgan Chase & Co.	693,600	31,170,384
		74,493,961
Insurance - 8.1%
ACE Ltd.	171,400	10,556,526
Allstate Corp.	202,600	6,308,964
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Berkshire Hathaway, Inc. Class B (a)	125,700	$ 10,275,975
Genworth Financial, Inc. Class A (a)	355,300	4,821,421
Lincoln National Corp.	189,600	5,468,064
MetLife, Inc.	153,800	7,039,426
Prudential Financial, Inc.	168,300	10,352,133
The Travelers Companies, Inc.	134,000	7,538,840
Unum Group	217,800	5,431,932
		67,793,281
Real Estate Investment Trusts - 2.0%
SL Green Realty Corp.	69,200	5,034,992
Vornado Realty Trust	67,600	5,954,884
Weyerhaeuser Co.	254,700	5,903,946
		16,893,822
TOTAL FINANCIALS		233,263,998
HEALTH CARE - 11.9%
Biotechnology - 1.9%
Amgen, Inc. (a)	201,600	11,104,128
Cephalon, Inc. (a)	81,400	4,809,112
		15,913,240
Health Care Equipment & Supplies - 0.6%
Boston Scientific Corp. (a)	776,400	5,419,272
Health Care Providers & Services - 1.7%
CIGNA Corp.	194,800	8,185,496
Humana, Inc. (a)	97,700	5,663,669
		13,849,165
Life Sciences Tools & Services - 0.6%
Thermo Fisher Scientific, Inc. (a)	89,700	5,137,119
Pharmaceuticals - 7.1%
Johnson & Johnson	178,300	10,656,991
Merck & Co., Inc.	538,200	17,852,094
Pfizer, Inc.	1,420,600	25,883,332
Watson Pharmaceuticals, Inc. (a)	97,200	5,299,344
		59,691,761
TOTAL HEALTH CARE		100,010,557
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 9.2%
Aerospace & Defense - 1.1%
Raytheon Co.	175,200	$ 8,758,248
Airlines - 0.5%
United Continental Holdings, Inc. (a)	166,830	4,237,482
Construction & Engineering - 1.5%
Foster Wheeler Ag (a)	199,600	7,347,276
Jacobs Engineering Group, Inc. (a)	99,500	5,111,315
		12,458,591
Industrial Conglomerates - 2.3%
General Electric Co.	735,000	14,802,900
Textron, Inc.	174,700	4,592,863
		19,395,763
Machinery - 2.3%
Cummins, Inc.	40,700	4,309,316
Ingersoll-Rand Co. Ltd.	141,200	6,664,640
Navistar International Corp. (a)	66,700	4,325,495
Timken Co.	89,300	4,198,886
		19,498,337
Road & Rail - 1.5%
Union Pacific Corp.	130,600	12,358,678
TOTAL INDUSTRIALS		76,707,099
INFORMATION TECHNOLOGY - 6.4%
Computers & Peripherals - 1.7%
Hewlett-Packard Co.	185,300	8,466,357
Western Digital Corp. (a)	160,900	5,473,818
		13,940,175
Electronic Equipment & Components - 0.9%
Avnet, Inc. (a)	211,900	7,547,878
IT Services - 0.6%
International Business Machines Corp.	30,900	5,005,800
Office Electronics - 0.7%
Xerox Corp.	572,600	6,081,012
Semiconductors & Semiconductor Equipment - 1.1%
Micron Technology, Inc. (a)	847,365	8,931,227
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 1.4%
CA, Inc.	280,600	$ 6,678,280
Microsoft Corp.	181,100	5,020,998
		11,699,278
TOTAL INFORMATION TECHNOLOGY		53,205,370
MATERIALS - 3.5%
Chemicals - 1.8%
Ashland, Inc.	81,300	4,720,278
CF Industries Holdings, Inc.	35,600	4,807,424
PPG Industries, Inc.	71,200	6,000,736
		15,528,438
Metals & Mining - 1.7%
Cliffs Natural Resources, Inc.	49,400	4,221,724
United States Steel Corp.	89,600	5,167,232
Walter Energy, Inc.	35,400	4,611,558
		14,000,514
TOTAL MATERIALS		29,528,952
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.0%
AT&T, Inc.	832,162	22,901,098
Qwest Communications International, Inc.	844,500	6,021,285
Verizon Communications, Inc.	123,000	4,381,260
		33,303,643
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp. (a)	388,900	1,757,828
TOTAL TELECOMMUNICATION SERVICES		35,061,471
UTILITIES - 6.0%
Electric Utilities - 3.0%
American Electric Power Co., Inc.	182,400	6,508,032
Edison International	160,100	5,808,428
NextEra Energy, Inc.	135,300	7,233,138
PPL Corp.	226,800	5,849,172
		25,398,770
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - 3.0%
PG&E Corp.	185,700	$ 8,594,196
Public Service Enterprise Group, Inc.	258,700	8,389,641
Sempra Energy	158,400	8,247,888
		25,231,725
TOTAL UTILITIES		50,630,495
TOTAL COMMON STOCKS (Cost $764,591,446)		832,164,696
Money Market Funds - 0.2%

Fidelity Cash Central Fund, 0.19% (b) (Cost $2,037,732)	2,037,732	2,037,732
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $766,629,178)		834,202,428
NET OTHER ASSETS (LIABILITIES) - 0.4%		3,354,929
NET ASSETS - 100%		$ 837,557,357
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,694
Fidelity Securities Lending Cash Central Fund	1,633
Total	$ 8,327
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $434,629,493 of which $246,524,654 and $188,104,839 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $764,591,446)	$ 832,164,696
Fidelity Central Funds (cost $2,037,732)	2,037,732
Total Investments (cost $766,629,178)		$ 834,202,428
Receivable for investments sold		27,474,636
Receivable for fund shares sold		658,975
Dividends receivable		779,017
Distributions receivable from Fidelity Central Funds		456
Prepaid expenses		2,255
Other receivables		21,992
Total assets		863,139,759

Liabilities
Payable for investments purchased	$ 22,343,699
Payable for fund shares redeemed	2,700,294
Accrued management fee	243,049
Distribution and service plan fees payable	11,814
Other affiliated payables	231,499
Other payables and accrued expenses	52,047
Total liabilities		25,582,402

Net Assets		$ 837,557,357
Net Assets consist of:
Paid in capital		$ 1,232,659,134
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(462,675,027)
Net unrealized appreciation (depreciation) on investments		67,573,250
Net Assets		$ 837,557,357

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($20,814,959 ÷ 1,941,959 shares)	$ 10.72

Maximum offering price per share (100/94.25 of $10.72)	$ 11.37
Class T: Net Asset Value and redemption price per share ($5,624,567 ÷ 523,922 shares)	$ 10.74

Maximum offering price per share (100/96.50 of $10.74)	$ 11.13
Class B: Net Asset Value and offering price per share ($2,273,795 ÷ 212,168 shares)A	$ 10.72

Class C: Net Asset Value and offering price per share ($3,959,271 ÷ 372,343 shares)A	$ 10.63

Large Cap Value: Net Asset Value, offering price and redemption price per share ($803,009,168 ÷ 74,517,369 shares)	$ 10.78

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,875,597 ÷ 174,667 shares)	$ 10.74

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 17,110,410
Interest		139
Income from Fidelity Central Funds		8,327
Total income		17,118,876

Expenses
Management fee Basic fee	$ 5,113,800
Performance adjustment	(1,593,440)
Transfer agent fees	2,656,510
Distribution and service plan fees	143,407
Accounting and security lending fees	309,028
Custodian fees and expenses	37,904
Independent trustees' compensation	5,234
Registration fees	103,511
Audit	56,655
Legal	3,971
Interest	485
Miscellaneous	12,852
Total expenses before reductions	6,849,917
Expense reductions	(78,164)	6,771,753
Net investment income (loss)		10,347,123
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	92,822,476
Foreign currency transactions	87
Total net realized gain (loss)		92,822,563
Change in net unrealized appreciation (depreciation) on investment securities		32,667,985
Net gain (loss)		125,490,548
Net increase (decrease) in net assets resulting from operations		$ 135,837,671

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 10,347,123	$ 13,290,228
Net realized gain (loss)	92,822,563	(12,429,443)
Change in net unrealized appreciation (depreciation)	32,667,985	228,241,704
Net increase (decrease) in net assets resulting from operations	135,837,671	229,102,489
Distributions to shareholders from net investment income	(10,612,123)	(14,675,617)
Share transactions - net increase (decrease)	(243,855,298)	(213,355,283)
Total increase (decrease) in net assets	(118,629,750)	1,071,589

Net Assets
Beginning of period	956,187,107	955,115,518
End of period	$ 837,557,357	$ 956,187,107

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.09	.09	.16	.12
Net realized and unrealized gain (loss)	1.38	1.85	(6.00)	(1.00)
Total from investment operations	1.47	1.94	(5.84)	(.88)
Distributions from net investment income	(.10)	(.12)	(.17)	(.12)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.10)	(.12)	(.17)	(.99)
Net asset value, end of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	15.79%	25.74%	(43.20)%	(6.04)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.00%	1.15%	1.17%	1.22% A
Expenses net of fee waivers, if any	1.00%	1.15%	1.17%	1.22% A
Expenses net of all reductions	1.00%	1.13%	1.17%	1.22% A
Net investment income (loss)	.87%	1.08%	1.47%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,815	$ 23,778	$ 22,577	$ 9,774
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.36	$ 7.54	$ 13.53	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.06	.07	.12	.08
Net realized and unrealized gain (loss)	1.39	1.84	(5.97)	(1.01)
Total from investment operations	1.45	1.91	(5.85)	(.93)
Distributions from net investment income	(.07)	(.09)	(.14)	(.08)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.07)	(.09)	(.14)	(.95)
Net asset value, end of period	$ 10.74	$ 9.36	$ 7.54	$ 13.53
Total Return B, C, D	15.50%	25.30%	(43.34)%	(6.34)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.29%	1.45%	1.49%	1.47% A
Expenses net of fee waivers, if any	1.29%	1.45%	1.49%	1.47% A
Expenses net of all reductions	1.28%	1.44%	1.49%	1.47% A
Net investment income (loss)	.59%	.78%	1.15%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,625	$ 9,101	$ 9,792	$ 5,976
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.35	$ 7.53	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.01	.02	.07	.01
Net realized and unrealized gain (loss)	1.38	1.85	(5.98)	(1.00)
Total from investment operations	1.39	1.87	(5.91)	(.99)
Distributions from net investment income	(.02)	(.05)	(.10)	(.01)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.02)	(.05)	(.10)	(.88)
Net asset value, end of period	$ 10.72	$ 9.35	$ 7.53	$ 13.54
Total Return B, C, D	14.87%	24.79%	(43.71)%	(6.74)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80%	1.98%	2.07%	1.99% A
Expenses net of fee waivers, if any	1.80%	1.98%	2.00%	1.99% A
Expenses net of all reductions	1.79%	1.97%	2.00%	1.99% A
Net investment income (loss)	.08%	.24%	.64%	.04% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,274	$ 2,711	$ 2,600	$ 1,860
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.30	$ 7.49	$ 13.52	$ 15.41
Income from Investment Operations
Net investment income (loss) E	.01	.03	.08	.01
Net realized and unrealized gain (loss)	1.36	1.84	(5.97)	(.98)
Total from investment operations	1.37	1.87	(5.89)	(.97)
Distributions from net investment income	(.04)	(.06)	(.14)	(.05)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.04)	(.06)	(.14)	(.92)
Net asset value, end of period	$ 10.63	$ 9.30	$ 7.49	$ 13.52
Total Return B, C, D	14.79%	24.97%	(43.65)%	(6.61)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.75%	1.89%	1.91%	1.94% A
Expenses net of fee waivers, if any	1.75%	1.89%	1.91%	1.94% A
Expenses net of all reductions	1.74%	1.88%	1.91%	1.94% A
Net investment income (loss)	.13%	.34%	.73%	.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,959	$ 3,491	$ 2,352	$ 1,208
Portfolio turnover rate G	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Large Cap Value

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.40	$ 7.56	$ 13.57	$ 15.19	$ 13.62
Income from Investment Operations
Net investment income (loss) B	.11	.12	.20	.18	.16
Net realized and unrealized gain (loss)	1.40	1.86	(6.02)	(.80)	1.80
Total from investment operations	1.51	1.98	(5.82)	(.62)	1.96
Distributions from net investment income	(.13)	(.14)	(.19)	(.13)	(.13)
Distributions from net realized gain	-	-	-	(.87)	(.26)
Total distributions	(.13)	(.14)	(.19)	(1.00)	(.39)
Redemption fees added to paid in capital B	-	-	-	-	- F, G
Net asset value, end of period	$ 10.78	$ 9.40	$ 7.56	$ 13.57	$ 15.19
Total Return A	16.09%	26.21%	(43.03)%	(4.39)%	14.63%
Ratios to Average Net Assets C, E
Expenses before reductions	.73%	.85%	.86%	.86%	.89%
Expenses net of fee waivers, if any	.73%	.85%	.86%	.85%	.89%
Expenses net of all reductions	.72%	.84%	.86%	.85%	.89%
Net investment income (loss)	1.15%	1.38%	1.78%	1.18%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 803,009	$ 914,828	$ 916,490	$ 1,483,574	$ 1,372,751
Portfolio turnover rate D	120%	171%	243%	204%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F The redemption fee was eliminated during the year ended January 31, 2007.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.37	$ 7.54	$ 13.54	$ 15.41
Income from Investment Operations
Net investment income (loss) D	.11	.12	.20	.17
Net realized and unrealized gain (loss)	1.39	1.85	(6.01)	(1.02)
Total from investment operations	1.50	1.97	(5.81)	(.85)
Distributions from net investment income	(.13)	(.14)	(.19)	(.15)
Distributions from net realized gain	-	-	-	(.87)
Total distributions	(.13)	(.14)	(.19)	(1.02)
Net asset value, end of period	$ 10.74	$ 9.37	$ 7.54	$ 13.54
Total Return B, C	16.04%	26.18%	(43.00)%	(5.82)%
Ratios to Average Net Assets E, H
Expenses before reductions	.74%	.87%	.85%	.85% A
Expenses net of fee waivers, if any	.74%	.87%	.85%	.85% A
Expenses net of all reductions	.73%	.86%	.85%	.84% A
Net investment income (loss)	1.14%	1.36%	1.79%	1.19% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,876	$ 2,279	$ 1,304	$ 1,060
Portfolio turnover rate F	120%	171%	243%	204%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Large Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 81,520,186
Gross unrealized depreciation	(41,992,469)
Net unrealized appreciation (depreciation) on securities and other investments	$ 39,527,717

Tax Cost	$ 794,674,711

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (434,629,493)
Net unrealized appreciation (depreciation)	$ 39,527,717

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 10,612,123	$ 14,675,617

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,075,234,809 and $1,320,286,876, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Large Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 51,203	$ 1,899
Class T	.25%	.25%	30,939	231
Class B	.75%	.25%	23,553	17,689
Class C	.75%	.25%	37,712	9,658
			$ 143,407	$ 29,477

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to 50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 9,536
Class T	2,323
Class B*	4,996
Class C*	2,170
$ 19,025

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 63,903.31
Class T	21,383.35
Class B	8,411.36
Class C	11,659.31
Large Cap Value	2,545,866.29
Institutional Class	5,288.30
	$ 2,656,510

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $39,306 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,566,000.44%		$ 485

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,552 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,633. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $78,164 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net investment income
Class A	$ 196,415	$ 347,403
Class T	37,346	84,743
Class B	4,323	13,580
Class C	17,678	21,287
Large Cap Value	10,334,423	14,171,204
Institutional Class	21,938	37,400
Total	$ 10,612,123	$ 14,675,617

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	509,581	1,322,752	$ 5,070,258	$ 10,883,565
Reinvestment of distributions	17,752	35,856	183,027	335,090
Shares redeemed	(1,127,883)	(1,814,783)	(11,172,418)	(15,997,123)
Net increase (decrease)	(600,550)	(456,175)	$ (5,919,133)	$ (4,778,468)
Class T
Shares sold	239,347	433,994	$ 2,379,089	$ 3,584,915
Reinvestment of distributions	3,520	9,035	36,365	83,112
Shares redeemed	(691,112)	(770,380)	(6,965,488)	(6,262,244)
Net increase (decrease)	(448,245)	(327,351)	$ (4,550,034)	$ (2,594,217)
Class B
Shares sold	64,791	146,209	$ 633,133	$ 1,215,912
Reinvestment of distributions	374	1,424	3,863	12,974
Shares redeemed	(142,878)	(202,886)	(1,418,300)	(1,674,990)
Net increase (decrease)	(77,713)	(55,253)	$ (781,304)	$ (446,104)
Class C
Shares sold	193,335	166,263	$ 1,918,253	$ 1,371,905
Reinvestment of distributions	1,440	1,988	14,747	18,713
Shares redeemed	(197,933)	(106,663)	(1,934,239)	(833,697)
Net increase (decrease)	(3,158)	61,588	$ (1,239)	$ 556,921
Large Cap Value
Shares sold	11,945,116	25,650,658	$ 119,799,397	$ 207,572,088
Reinvestment of distributions	980,495	1,489,624	10,157,929	13,920,603
Shares redeemed	(35,741,742)	(50,997,850)	(361,864,131)	(428,016,334)
Net increase (decrease)	(22,816,131)	(23,857,568)	$ (231,906,805)	$ (206,523,643)
Institutional Class
Shares sold	40,757	157,684	$ 403,599	$ 1,186,819
Reinvestment of distributions	2,125	3,968	21,926	37,333
Shares redeemed	(111,512)	(91,300)	(1,122,308)	(793,924)
Net increase (decrease)	(68,630)	70,352	$ (696,783)	$ 430,228

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Large Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (53)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999 - present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994 - present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

ALCVI-UANN-0311
1.838383.101

Fidelity®
Mid Cap Growth
Fund

Annual Report

January 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® Mid Cap Growth Fund	33.99%	-1.00%	3.89%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Growth Fund, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Steven Calhoun, Portfolio Manager of Fidelity® Mid Cap Growth Fund: For the year, the fund's Retail Class shares returned 33.99%, versus 34.26% for the Russell Midcap® Growth Index. Poor positioning in financials detracted the most. Industry weightings in technology and health care also hurt, as did weak picks in consumer staples. A modest cash position limited our gain in a strongly rising market. Surgical device maker NuVasive, the fund's largest detractor, struggled during the period. Other detractors included Autonomy, a U.K.-based software maker; Heckmann, a U.S. company with bottled water operations in China; and Indiabulls Real Estate. Conversely, strong stock picking in materials contributed, as did favorable positioning in industrials, solid picks in energy and a lack of exposure to the lagging utilities sector. At the stock level, casino operator Las Vegas Sands was the fund's top relative contributor, lifted by strong results from its casinos on the Chinese peninsula of Macau and in Singapore. Two fertilizer makers, CF Industries Holdings and Mosaic, also bolstered performance, along with medical device maker Cyberonics and a stake in the preferred stock of Porsche Automobil Holding. Most of the stocks mentioned in this review were out-of-index positions. Mosaic was not held by the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	1.06%
Actual		$ 1,000.00	$ 1,222.40	$ 5.94
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class T	1.35%
Actual		$ 1,000.00	$ 1,219.80	$ 7.55
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class B	1.82%
Actual		$ 1,000.00	$ 1,217.70	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,016.03	$ 9.25
Class C	1.80%
Actual		$ 1,000.00	$ 1,217.70	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,016.13	$ 9.15
Mid Cap Growth	.81%
Actual		$ 1,000.00	$ 1,223.80	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Institutional Class	.71%
Actual		$ 1,000.00	$ 1,224.80	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
CF Industries Holdings, Inc.	3.8	3.0
Lennox International, Inc.	2.4	2.2
Dresser-Rand Group, Inc.	2.3	1.2
Dollar General Corp.	2.0	2.2
ArthroCare Corp.	2.0	3.4
Expedia, Inc.	1.9	1.3
Cyberonics, Inc.	1.9	3.3
Weatherford International Ltd.	1.8	1.1
Heckmann Corp.	1.7	2.0
Juniper Networks, Inc.	1.7	2.9
	21.5
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.5	22.1
Consumer Discretionary	17.3	16.4
Industrials	14.8	13.8
Health Care	12.2	15.0
Energy	10.1	8.3
Asset Allocation (% of fund's net assets)
As of January 31, 2011 *		As of July 31, 2010 **
	Stocks 95.8%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	18.0%	** Foreign investments	12.5%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
CONSUMER DISCRETIONARY - 16.3%
Auto Components - 2.3%
Autoliv, Inc.	18,600	$ 1,428,480
BorgWarner, Inc. (a)	37,400	2,520,760
Gentex Corp.	55,000	1,763,850
TRW Automotive Holdings Corp. (a)	28,800	1,718,208
		7,431,298
Hotels, Restaurants & Leisure - 0.9%
Las Vegas Sands Corp. (a)	60,900	2,831,241
Household Durables - 3.2%
Jarden Corp.	98,000	3,322,200
NVR, Inc. (a)	5,300	4,054,500
Whirlpool Corp.	37,000	3,163,500
		10,540,200
Internet & Catalog Retail - 1.9%
Expedia, Inc.	250,700	6,307,612
Media - 1.0%
Discovery Communications, Inc. (a)	85,900	3,350,100
Multiline Retail - 2.0%
Dollar General Corp. (a)	232,000	6,451,920
Specialty Retail - 3.2%
CarMax, Inc. (a)	140,400	4,584,060
Tractor Supply Co.	45,000	2,308,950
Urban Outfitters, Inc. (a)	109,700	3,710,054
		10,603,064
Textiles, Apparel & Luxury Goods - 1.8%
Hanesbrands, Inc. (a)	42,400	976,048
Polo Ralph Lauren Corp. Class A	29,600	3,172,528
Warnaco Group, Inc. (a)	31,300	1,598,804
		5,747,380
TOTAL CONSUMER DISCRETIONARY		53,262,815
CONSUMER STAPLES - 4.4%
Beverages - 1.7%
Heckmann Corp. (a)	1,188,600	5,740,938
Food Products - 1.7%
Mead Johnson Nutrition Co. Class A	61,600	3,570,952
Origin Agritech Ltd. (a)	199,069	1,936,941
		5,507,893
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	39,200	$ 3,155,600
TOTAL CONSUMER STAPLES		14,404,431
ENERGY - 10.1%
Energy Equipment & Services - 5.0%
Dresser-Rand Group, Inc. (a)	161,000	7,394,730
Exterran Holdings, Inc. (a)	55,900	1,386,879
Helmerich & Payne, Inc.	29,600	1,738,408
Weatherford International Ltd. (a)	250,200	5,934,744
		16,454,761
Oil, Gas & Consumable Fuels - 5.1%
Amyris, Inc. (d)	28,000	883,680
Daylight Energy Ltd.	132,800	1,338,480
Legacy Oil + Gas, Inc. (a)	104,100	1,606,578
Paladin Energy Ltd. (a)	345,000	1,681,230
Penn West Petroleum Ltd.	64,700	1,770,186
Petrohawk Energy Corp. (a)	120,000	2,406,000
PT Bumi Resources Tbk	4,500,000	1,355,276
QEP Resources, Inc.	82,200	3,340,608
Uranium One, Inc.	330,000	2,159,125
		16,541,163
TOTAL ENERGY		32,995,924
FINANCIALS - 5.7%
Capital Markets - 2.0%
Ameriprise Financial, Inc.	53,000	3,267,450
Stifel Financial Corp. (a)	52,400	3,361,984
		6,629,434
Commercial Banks - 2.0%
Regions Financial Corp.	475,000	3,372,500
SunTrust Banks, Inc.	97,200	2,957,796
		6,330,296
Insurance - 1.0%
Hanover Insurance Group, Inc.	70,000	3,311,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.7%
Indiabulls Real Estate Ltd. (a)	852,317	$ 2,236,576
TOTAL FINANCIALS		18,507,306
HEALTH CARE - 12.2%
Biotechnology - 2.4%
Alexion Pharmaceuticals, Inc. (a)	39,500	3,310,890
BioMarin Pharmaceutical, Inc. (a)	53,300	1,354,886
Human Genome Sciences, Inc. (a)	42,000	1,018,920
United Therapeutics Corp. (a)	33,400	2,270,532
		7,955,228
Health Care Equipment & Supplies - 6.6%
ArthroCare Corp. (a)	228,679	6,400,725
Cyberonics, Inc. (a)	186,987	6,123,824
Edwards Lifesciences Corp. (a)	44,500	3,750,905
NuVasive, Inc. (a)(d)	184,731	5,162,308
		21,437,762
Health Care Providers & Services - 1.5%
AmerisourceBergen Corp.	95,000	3,406,700
Catalyst Health Solutions, Inc. (a)	36,400	1,579,760
		4,986,460
Health Care Technology - 0.7%
SXC Health Solutions Corp. (a)	46,500	2,238,837
Pharmaceuticals - 1.0%
Valeant Pharmaceuticals International, Inc.	91,900	3,349,746
TOTAL HEALTH CARE		39,968,033
INDUSTRIALS - 14.8%
Building Products - 3.4%
Lennox International, Inc.	159,700	7,847,658
Owens Corning (a)	98,000	3,280,060
		11,127,718
Commercial Services & Supplies - 1.3%
Covanta Holding Corp.	80,000	1,353,600
Stericycle, Inc. (a)	37,000	2,904,130
		4,257,730
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 2.7%
Fluor Corp.	56,900	$ 3,936,911
Jacobs Engineering Group, Inc. (a)	97,400	5,003,438
		8,940,349
Machinery - 6.4%
Charter International PLC	12,900	166,840
CNH Global NV (a)	84,000	4,068,120
Cummins, Inc.	34,600	3,663,448
Flowserve Corp.	29,700	3,712,203
Ingersoll-Rand Co. Ltd.	99,300	4,686,960
WABCO Holdings, Inc. (a)	77,800	4,543,520
		20,841,091
Marine - 1.0%
Kirby Corp. (a)	66,800	3,122,232
TOTAL INDUSTRIALS		48,289,120
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 3.5%
HTC Corp.	128,000	4,315,152
Juniper Networks, Inc. (a)	146,000	5,419,520
Riverbed Technology, Inc. (a)	46,000	1,650,020
		11,384,692
Computers & Peripherals - 1.5%
NetApp, Inc. (a)	88,900	4,865,497
Electronic Equipment & Components - 1.8%
Avnet, Inc. (a)	84,700	3,017,014
Digital Ally, Inc. (a)	569,596	922,746
Maxwell Technologies, Inc. (a)(d)	109,600	1,972,800
		5,912,560
Internet Software & Services - 1.2%
Akamai Technologies, Inc. (a)	69,400	3,353,408
Rackspace Hosting, Inc. (a)	15,800	529,458
		3,882,866
IT Services - 2.0%
Cognizant Technology Solutions Corp. Class A (a)	48,000	3,501,600
Paychex, Inc.	95,200	3,046,400
		6,548,000
Semiconductors & Semiconductor Equipment - 3.2%
ASML Holding NV	38,900	1,634,189
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Ceva, Inc. (a)	64,500	$ 1,558,965
Marvell Technology Group Ltd. (a)	283,300	5,385,533
Teradyne, Inc. (a)	121,800	2,031,624
		10,610,311
Software - 7.3%
ANSYS, Inc. (a)	74,700	3,918,015
Ariba, Inc. (a)	70,000	1,966,300
Autodesk, Inc. (a)	40,000	1,627,200
Autonomy Corp. PLC (a)	71,300	1,708,397
CA, Inc.	130,400	3,103,520
Fortinet, Inc. (a)	22,800	876,660
Informatica Corp. (a)	73,200	3,396,480
Nuance Communications, Inc. (a)	196,300	3,990,779
Rovi Corp. (a)	52,200	3,223,872
		23,811,223
TOTAL INFORMATION TECHNOLOGY		67,015,149
MATERIALS - 7.4%
Chemicals - 6.1%
CF Industries Holdings, Inc.	91,200	12,315,647
Intrepid Potash, Inc. (a)(d)	109,100	3,942,874
Uralkali JSC GDR (Reg. S)	95,400	3,620,430
		19,878,951
Metals & Mining - 1.3%
MacArthur Coal Ltd.	120,000	1,492,433
Vallar PLC	137,800	2,787,534
		4,279,967
TOTAL MATERIALS		24,158,918
TELECOMMUNICATION SERVICES - 3.4%
Wireless Telecommunication Services - 3.4%
Crown Castle International Corp. (a)	80,000	3,373,600
NII Holdings, Inc. (a)	106,400	4,466,672
SBA Communications Corp. Class A (a)	80,000	3,264,000
		11,104,272
TOTAL COMMON STOCKS (Cost $269,624,272)		309,705,968
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Porsche Automobil Holding SE (Cost $2,175,934)	34,300	$ 3,185,543
Money Market Funds - 6.5%

Fidelity Cash Central Fund, 0.19% (b)	14,320,744	14,320,744
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	6,935,875	6,935,875
TOTAL MONEY MARKET FUNDS (Cost $21,256,619)		21,256,619
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $293,056,825)		334,148,130
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(7,450,795)
NET ASSETS - 100%		$ 326,697,335
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,672
Fidelity Securities Lending Cash Central Fund	74,219
Total	$ 86,891
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.0%
Canada	3.9%
Switzerland	1.8%
Netherlands	1.8%
Bermuda	1.6%
Ireland	1.4%
Taiwan	1.3%
Russia	1.1%
Germany	1.0%
Australia	1.0%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $47,662,897 of which $16,995,306 and $30,667,591 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $6,840,758) - See accompanying schedule: Unaffiliated issuers (cost $271,800,206)	$ 312,891,511
Fidelity Central Funds (cost $21,256,619)	21,256,619
Total Investments (cost $293,056,825)		$ 334,148,130
Receivable for investments sold		4,936,639
Receivable for fund shares sold		887,619
Dividends receivable		36,555
Distributions receivable from Fidelity Central Funds		2,530
Prepaid expenses		609
Other receivables		12,204
Total assets		340,024,286

Liabilities
Payable for investments purchased	$ 5,194,629
Payable for fund shares redeemed	937,993
Accrued management fee	113,229
Distribution and service plan fees payable	8,066
Other affiliated payables	85,582
Other payables and accrued expenses	51,577
Collateral on securities loaned, at value	6,935,875
Total liabilities		13,326,951

Net Assets		$ 326,697,335
Net Assets consist of:
Paid in capital		$ 334,032,167
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(48,425,603)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,090,771
Net Assets		$ 326,697,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,751,344 ÷ 857,924 shares)	$ 12.53

Maximum offering price per share (100/94.25 of $12.53)	$ 13.29
Class T: Net Asset Value and redemption price per share ($3,204,814 ÷ 257,733 shares)	$ 12.43

Maximum offering price per share (100/96.50 of $12.43)	$ 12.88
Class B: Net Asset Value and offering price per share ($812,164 ÷ 66,312 shares)A	$ 12.25

Class C: Net Asset Value and offering price per share ($4,851,882 ÷ 395,970 shares)A	$ 12.25

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($306,238,232 ÷ 24,254,091 shares)	$ 12.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($838,899 ÷ 66,366 shares)	$ 12.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 1,237,048
Interest		2
Income from Fidelity Central Funds (including $74,219 from security lending)		86,891
Total income		1,323,941

Expenses
Management fee Basic fee	$ 1,432,801
Performance adjustment	(478,832)
Transfer agent fees	769,132
Distribution and service plan fees	70,854
Accounting and security lending fees	102,448
Custodian fees and expenses	28,017
Independent trustees' compensation	1,402
Registration fees	103,531
Audit	66,621
Legal	992
Miscellaneous	2,863
Total expenses before reductions	2,099,829
Expense reductions	(24,725)	2,075,104
Net investment income (loss)		(751,163)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,640,463
Foreign currency transactions	(21,727)
Total net realized gain (loss)		49,618,736
Change in net unrealized appreciation (depreciation) on: Investment securities	25,697,959
Assets and liabilities in foreign currencies	372
Total change in net unrealized appreciation (depreciation)		25,698,331
Net gain (loss)		75,317,067
Net increase (decrease) in net assets resulting from operations		$ 74,565,904

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (751,163)	$ (137,587)
Net realized gain (loss)	49,618,736	42,718,318
Change in net unrealized appreciation (depreciation)	25,698,331	26,771,887
Net increase (decrease) in net assets resulting from operations	74,565,904	69,352,618
Distributions to shareholders from net realized gain	(88,063)	(44,716)
Share transactions - net increase (decrease)	29,630,097	12,158,920
Redemption fees	11,919	10,604
Total increase (decrease) in net assets	104,119,857	81,477,426

Net Assets
Beginning of period	222,577,478	141,100,052
End of period (including undistributed net investment income of $0 and $9, respectively)	$ 326,697,335	$ 222,577,478

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.38	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.06)	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	3.21	3.03	(5.79)	(1.30)
Total from investment operations	3.15	3.00	(5.76)	(1.35)
Distributions from net investment income	-	-	(.05)	-
Distributions from net realized gain	-	-	-	(.79)
Total distributions	-	-	(.05)	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.53	$ 9.38	$ 6.38	$ 12.19
Total Return B, C, D	33.58%	47.02%	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.04%	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	1.04%	.95%	.95%	1.10% A
Expenses net of all reductions	1.03%	.93%	.94%	1.10% A
Net investment income (loss)	(.52)%	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,751	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	- K	(.09)
Net realized and unrealized gain (loss)	3.19	3.01	(5.75)	(1.31)
Total from investment operations	3.10	2.96	(5.75)	(1.40)
Distributions from net investment income	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(.79)
Total distributions	-	-	(.02)	(.79)
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 12.43	$ 9.33	$ 6.37	$ 12.14
Total Return B, C, D	33.23%	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.34%	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.34%	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.33%	1.23%	1.22%	1.36% A
Net investment income (loss)	(.81)%	(.61)%	-% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,205	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.23	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.13)	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	3.15	2.99	(5.71)	(1.29)
Total from investment operations	3.02	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.25	$ 9.23	$ 6.33	$ 12.09
Total Return B, C, D	32.72%	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80%	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.80%	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.79%	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.27)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 812	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.24	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.13)	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	3.14	3.00	(5.72)	(1.30)
Total from investment operations	3.01	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.25	$ 9.24	$ 6.33	$ 12.09
Total Return B, C, D	32.58%	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.79%	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.79%	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.78%	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.26)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,852	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 6.40	$ 12.21	$ 14.31	$ 14.38
Income from Investment Operations
Net investment income (loss) B	(.03)	- F	.06	(.02)	(.04)
Net realized and unrealized gain (loss)	3.23	3.03	(5.81)	(1.29)	.15
Total from investment operations	3.20	3.03	(5.75)	(1.31)	.11
Distributions from net investment income	-	-	(.06)	-	-
Distributions from net realized gain	- F	- F	-	(.79)	(.18)
Total distributions	- F	- F	(.06)	(.79)	(.18)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31
Total Return A	33.99%	47.37%	(47.09)%	(9.68)%	.80%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.70%	.69%	.83%	1.02%
Expenses net of fee waivers, if any	.79%	.70%	.68%	.81%	1.00%
Expenses net of all reductions	.78%	.67%	.67%	.81%	.99%
Net investment income (loss)	(.26)%	(.05)%	.55%	(.12)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 306,238	$ 211,006	$ 137,633	$ 301,225	$ 441,312
Portfolio turnover rate D	143%	249%	220%	245%	178%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	(.02)	- I	.07	- I
Net realized and unrealized gain (loss)	3.24	3.04	(5.82)	(1.32)
Total from investment operations	3.22	3.04	(5.75)	(1.32)
Distributions from net investment income	-	-	(.07)	-
Distributions from net realized gain	(.01)	(.01)	-	(.79)
Total distributions	(.01)	(.01)	(.07)	(.79)
Redemption fees added to paid in capital E,I	-	-	-	-
Net asset value, end of period	$ 12.64	$ 9.43	$ 6.40	$ 12.22
Total Return B, C	34.10%	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E, H
Expenses before reductions	.70%	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.70%	.61%	.59%	.72% A
Expenses net of all reductions	.69%	.59%	.59%	.72% A
Net investment income (loss)	(.18)%	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 839	$ 288	$ 109	$ 182
Portfolio turnover rate F	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 48,527,264
Gross unrealized depreciation	(8,198,665)
Net unrealized appreciation (depreciation) on securities and other investments	$ 40,328,599

Tax Cost	$ 293,819,531

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (47,662,897)
Net unrealized appreciation (depreciation)	$ 40,328,065

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 88,063	$ 44,716

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $373,565,199 and $357,410,830, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 17,209	$ 612
Class T	.25%	.25%	12,882	-
Class B	.75%	.25%	8,920	6,700
Class C	.75%	.25%	31,843	15,426
			$ 70,854	$ 22,738

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,693
Class T	2,279
Class B*	1,915
Class C*	2,333
$ 18,220

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 20,639.30
Class T	8,907.35
Class B	2,728.31
Class C	9,505.30
Mid Cap Growth	726,034.30
Institutional Class	1,319.21
	$ 769,132

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,583 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $947 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,725 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net realized gain
Mid Cap Growth	$ 87,897	$ 44,345
Institutional Class	166	371
Total	$ 88,063	$ 44,716

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	583,869	533,655	$ 6,535,650	$ 4,486,157
Shares redeemed	(375,849)	(138,347)	(3,922,105)	(1,179,758)
Net increase (decrease)	208,020	395,308	$ 2,613,545	$ 3,306,399

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class T
Shares sold	104,201	135,660	$ 1,140,251	$ 1,194,406
Shares redeemed	(71,459)	(34,798)	(756,606)	(270,289)
Net increase (decrease)	32,742	100,862	$ 383,645	$ 924,117
Class B
Shares sold	37,374	118,700	$ 382,359	$ 821,029
Shares redeemed	(85,747)	(42,769)	(903,867)	(344,278)
Net increase (decrease)	(48,373)	75,931	$ (521,508)	$ 476,751
Class C
Shares sold	255,067	138,100	$ 2,772,131	$ 1,170,096
Shares redeemed	(78,775)	(28,916)	(836,250)	(214,424)
Net increase (decrease)	176,292	109,184	$ 1,935,881	$ 955,672
Mid Cap Growth
Shares sold	9,630,254	7,995,731	$ 108,629,221	$ 65,688,737
Reinvestment of distributions	8,231	4,547	86,426	43,649
Shares redeemed	(7,764,226)	(7,140,274)	(83,888,689)	(59,353,373)
Net increase (decrease)	1,874,259	860,004	$ 24,826,958	$ 6,379,013
Institutional Class
Shares sold	66,364	25,521	$ 728,116	$ 210,870
Reinvestment of distributions	13	35	141	336
Shares redeemed	(30,561)	(12,044)	(336,681)	(94,238)
Net increase (decrease)	35,816	13,512	$ 391,576	$ 116,968

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Mid Cap Growth designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mid Cap Growth designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

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For directions and hours,
please call 1-800-544-9797.

Arizona

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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

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501 Route 73 South
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Washington, DC

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Wisconsin

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Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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(such as changing name, address, bank, etc.)

Fidelity Investments
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General Correspondence

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(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
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Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

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(U.K.) Inc.

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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Automated line for quickest service

MCG-UANN-0311
1.900201.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Mid Cap Growth
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2011

Class A, Class T, Class B, and Class C are classes of Fidelity®
Mid Cap Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) B	25.90%	-2.36%	3.11%
Class T (incl. 3.50% sales charge) C	28.56%	-2.14%	3.23%
Class B (incl. contingent deferred sales charge) D	27.72%	-2.16%	3.44%
Class C (incl. contingent deferred sales charge) E	31.58%	-1.79%	3.44%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Growth Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Growth Fund - Class A on November 15, 2001, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Steven Calhoun, Portfolio Manager of Fidelity Advisor® Mid Cap Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 33.58%, 33.23%, 32.72% and 32.58%, respectively (excluding sales charges), versus 34.26% for the Russell Midcap® Growth Index. Poor positioning in financials detracted the most. Industry weightings in technology and health care also hurt, as did weak picks in consumer staples. A modest cash position limited our gain in a strongly rising market. Surgical device maker NuVasive, the fund's largest detractor, struggled during the period. Other detractors included Autonomy, a U.K.-based software maker; Heckmann, a U.S. company with bottled water operations in China; and Indiabulls Real Estate. Conversely, strong stock picking in materials contributed, as did favorable positioning in industrials, solid picks in energy and a lack of exposure to the lagging utilities sector. At the stock level, casino operator Las Vegas Sands was the fund's top relative contributor, lifted by strong results from its casinos on the Chinese peninsula of Macau and in Singapore. Two fertilizer makers, CF Industries Holdings and Mosaic, also bolstered performance, along with medical device maker Cyberonics and a stake in the preferred stock of Porsche Automobil Holding. Most of the stocks mentioned in this review were out-of-index positions. Mosaic was not held by the fund at period end.

Comments from Steven Calhoun, Portfolio Manager of Fidelity Advisor® Mid Cap Growth Fund: For the year, the fund's Institutional Class shares returned 34.10%, versus 34.26% for the Russell Midcap® Growth Index. Poor positioning in financials detracted the most. Industry weightings in technology and health care also hurt, as did weak picks in consumer staples. A modest cash position limited our gain in a strongly rising market. Surgical device maker NuVasive, the fund's largest detractor, struggled during the period. Other detractors included Autonomy, a U.K.-based software maker; Heckmann, a U.S. company with bottled water operations in China; and Indiabulls Real Estate. Conversely, strong stock picking in materials contributed, as did favorable positioning in industrials, solid picks in energy and a lack of exposure to the lagging utilities sector. At the stock level, casino operator Las Vegas Sands was the fund's top relative contributor, lifted by strong results from its casinos on the Chinese peninsula of Macau and in Singapore. Two fertilizer makers, CF Industries Holdings and Mosaic, also bolstered performance, along with medical device maker Cyberonics and a stake in the preferred stock of Porsche Automobil Holding. Most of the stocks mentioned in this review were out-of-index positions. Mosaic was not held by the fund at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	1.06%
Actual		$ 1,000.00	$ 1,222.40	$ 5.94
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class T	1.35%
Actual		$ 1,000.00	$ 1,219.80	$ 7.55
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class B	1.82%
Actual		$ 1,000.00	$ 1,217.70	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,016.03	$ 9.25
Class C	1.80%
Actual		$ 1,000.00	$ 1,217.70	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,016.13	$ 9.15
Mid Cap Growth	.81%
Actual		$ 1,000.00	$ 1,223.80	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Institutional Class	.71%
Actual		$ 1,000.00	$ 1,224.80	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
CF Industries Holdings, Inc.	3.8	3.0
Lennox International, Inc.	2.4	2.2
Dresser-Rand Group, Inc.	2.3	1.2
Dollar General Corp.	2.0	2.2
ArthroCare Corp.	2.0	3.4
Expedia, Inc.	1.9	1.3
Cyberonics, Inc.	1.9	3.3
Weatherford International Ltd.	1.8	1.1
Heckmann Corp.	1.7	2.0
Juniper Networks, Inc.	1.7	2.9
	21.5
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.5	22.1
Consumer Discretionary	17.3	16.4
Industrials	14.8	13.8
Health Care	12.2	15.0
Energy	10.1	8.3
Asset Allocation (% of fund's net assets)
As of January 31, 2011 *		As of July 31, 2010 **
	Stocks 95.8%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	18.0%	** Foreign investments	12.5%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
CONSUMER DISCRETIONARY - 16.3%
Auto Components - 2.3%
Autoliv, Inc.	18,600	$ 1,428,480
BorgWarner, Inc. (a)	37,400	2,520,760
Gentex Corp.	55,000	1,763,850
TRW Automotive Holdings Corp. (a)	28,800	1,718,208
		7,431,298
Hotels, Restaurants & Leisure - 0.9%
Las Vegas Sands Corp. (a)	60,900	2,831,241
Household Durables - 3.2%
Jarden Corp.	98,000	3,322,200
NVR, Inc. (a)	5,300	4,054,500
Whirlpool Corp.	37,000	3,163,500
		10,540,200
Internet & Catalog Retail - 1.9%
Expedia, Inc.	250,700	6,307,612
Media - 1.0%
Discovery Communications, Inc. (a)	85,900	3,350,100
Multiline Retail - 2.0%
Dollar General Corp. (a)	232,000	6,451,920
Specialty Retail - 3.2%
CarMax, Inc. (a)	140,400	4,584,060
Tractor Supply Co.	45,000	2,308,950
Urban Outfitters, Inc. (a)	109,700	3,710,054
		10,603,064
Textiles, Apparel & Luxury Goods - 1.8%
Hanesbrands, Inc. (a)	42,400	976,048
Polo Ralph Lauren Corp. Class A	29,600	3,172,528
Warnaco Group, Inc. (a)	31,300	1,598,804
		5,747,380
TOTAL CONSUMER DISCRETIONARY		53,262,815
CONSUMER STAPLES - 4.4%
Beverages - 1.7%
Heckmann Corp. (a)	1,188,600	5,740,938
Food Products - 1.7%
Mead Johnson Nutrition Co. Class A	61,600	3,570,952
Origin Agritech Ltd. (a)	199,069	1,936,941
		5,507,893
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	39,200	$ 3,155,600
TOTAL CONSUMER STAPLES		14,404,431
ENERGY - 10.1%
Energy Equipment & Services - 5.0%
Dresser-Rand Group, Inc. (a)	161,000	7,394,730
Exterran Holdings, Inc. (a)	55,900	1,386,879
Helmerich & Payne, Inc.	29,600	1,738,408
Weatherford International Ltd. (a)	250,200	5,934,744
		16,454,761
Oil, Gas & Consumable Fuels - 5.1%
Amyris, Inc. (d)	28,000	883,680
Daylight Energy Ltd.	132,800	1,338,480
Legacy Oil + Gas, Inc. (a)	104,100	1,606,578
Paladin Energy Ltd. (a)	345,000	1,681,230
Penn West Petroleum Ltd.	64,700	1,770,186
Petrohawk Energy Corp. (a)	120,000	2,406,000
PT Bumi Resources Tbk	4,500,000	1,355,276
QEP Resources, Inc.	82,200	3,340,608
Uranium One, Inc.	330,000	2,159,125
		16,541,163
TOTAL ENERGY		32,995,924
FINANCIALS - 5.7%
Capital Markets - 2.0%
Ameriprise Financial, Inc.	53,000	3,267,450
Stifel Financial Corp. (a)	52,400	3,361,984
		6,629,434
Commercial Banks - 2.0%
Regions Financial Corp.	475,000	3,372,500
SunTrust Banks, Inc.	97,200	2,957,796
		6,330,296
Insurance - 1.0%
Hanover Insurance Group, Inc.	70,000	3,311,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.7%
Indiabulls Real Estate Ltd. (a)	852,317	$ 2,236,576
TOTAL FINANCIALS		18,507,306
HEALTH CARE - 12.2%
Biotechnology - 2.4%
Alexion Pharmaceuticals, Inc. (a)	39,500	3,310,890
BioMarin Pharmaceutical, Inc. (a)	53,300	1,354,886
Human Genome Sciences, Inc. (a)	42,000	1,018,920
United Therapeutics Corp. (a)	33,400	2,270,532
		7,955,228
Health Care Equipment & Supplies - 6.6%
ArthroCare Corp. (a)	228,679	6,400,725
Cyberonics, Inc. (a)	186,987	6,123,824
Edwards Lifesciences Corp. (a)	44,500	3,750,905
NuVasive, Inc. (a)(d)	184,731	5,162,308
		21,437,762
Health Care Providers & Services - 1.5%
AmerisourceBergen Corp.	95,000	3,406,700
Catalyst Health Solutions, Inc. (a)	36,400	1,579,760
		4,986,460
Health Care Technology - 0.7%
SXC Health Solutions Corp. (a)	46,500	2,238,837
Pharmaceuticals - 1.0%
Valeant Pharmaceuticals International, Inc.	91,900	3,349,746
TOTAL HEALTH CARE		39,968,033
INDUSTRIALS - 14.8%
Building Products - 3.4%
Lennox International, Inc.	159,700	7,847,658
Owens Corning (a)	98,000	3,280,060
		11,127,718
Commercial Services & Supplies - 1.3%
Covanta Holding Corp.	80,000	1,353,600
Stericycle, Inc. (a)	37,000	2,904,130
		4,257,730
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 2.7%
Fluor Corp.	56,900	$ 3,936,911
Jacobs Engineering Group, Inc. (a)	97,400	5,003,438
		8,940,349
Machinery - 6.4%
Charter International PLC	12,900	166,840
CNH Global NV (a)	84,000	4,068,120
Cummins, Inc.	34,600	3,663,448
Flowserve Corp.	29,700	3,712,203
Ingersoll-Rand Co. Ltd.	99,300	4,686,960
WABCO Holdings, Inc. (a)	77,800	4,543,520
		20,841,091
Marine - 1.0%
Kirby Corp. (a)	66,800	3,122,232
TOTAL INDUSTRIALS		48,289,120
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 3.5%
HTC Corp.	128,000	4,315,152
Juniper Networks, Inc. (a)	146,000	5,419,520
Riverbed Technology, Inc. (a)	46,000	1,650,020
		11,384,692
Computers & Peripherals - 1.5%
NetApp, Inc. (a)	88,900	4,865,497
Electronic Equipment & Components - 1.8%
Avnet, Inc. (a)	84,700	3,017,014
Digital Ally, Inc. (a)	569,596	922,746
Maxwell Technologies, Inc. (a)(d)	109,600	1,972,800
		5,912,560
Internet Software & Services - 1.2%
Akamai Technologies, Inc. (a)	69,400	3,353,408
Rackspace Hosting, Inc. (a)	15,800	529,458
		3,882,866
IT Services - 2.0%
Cognizant Technology Solutions Corp. Class A (a)	48,000	3,501,600
Paychex, Inc.	95,200	3,046,400
		6,548,000
Semiconductors & Semiconductor Equipment - 3.2%
ASML Holding NV	38,900	1,634,189
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Ceva, Inc. (a)	64,500	$ 1,558,965
Marvell Technology Group Ltd. (a)	283,300	5,385,533
Teradyne, Inc. (a)	121,800	2,031,624
		10,610,311
Software - 7.3%
ANSYS, Inc. (a)	74,700	3,918,015
Ariba, Inc. (a)	70,000	1,966,300
Autodesk, Inc. (a)	40,000	1,627,200
Autonomy Corp. PLC (a)	71,300	1,708,397
CA, Inc.	130,400	3,103,520
Fortinet, Inc. (a)	22,800	876,660
Informatica Corp. (a)	73,200	3,396,480
Nuance Communications, Inc. (a)	196,300	3,990,779
Rovi Corp. (a)	52,200	3,223,872
		23,811,223
TOTAL INFORMATION TECHNOLOGY		67,015,149
MATERIALS - 7.4%
Chemicals - 6.1%
CF Industries Holdings, Inc.	91,200	12,315,647
Intrepid Potash, Inc. (a)(d)	109,100	3,942,874
Uralkali JSC GDR (Reg. S)	95,400	3,620,430
		19,878,951
Metals & Mining - 1.3%
MacArthur Coal Ltd.	120,000	1,492,433
Vallar PLC	137,800	2,787,534
		4,279,967
TOTAL MATERIALS		24,158,918
TELECOMMUNICATION SERVICES - 3.4%
Wireless Telecommunication Services - 3.4%
Crown Castle International Corp. (a)	80,000	3,373,600
NII Holdings, Inc. (a)	106,400	4,466,672
SBA Communications Corp. Class A (a)	80,000	3,264,000
		11,104,272
TOTAL COMMON STOCKS (Cost $269,624,272)		309,705,968
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Porsche Automobil Holding SE (Cost $2,175,934)	34,300	$ 3,185,543
Money Market Funds - 6.5%

Fidelity Cash Central Fund, 0.19% (b)	14,320,744	14,320,744
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	6,935,875	6,935,875
TOTAL MONEY MARKET FUNDS (Cost $21,256,619)		21,256,619
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $293,056,825)		334,148,130
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(7,450,795)
NET ASSETS - 100%		$ 326,697,335
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,672
Fidelity Securities Lending Cash Central Fund	74,219
Total	$ 86,891
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.0%
Canada	3.9%
Switzerland	1.8%
Netherlands	1.8%
Bermuda	1.6%
Ireland	1.4%
Taiwan	1.3%
Russia	1.1%
Germany	1.0%
Australia	1.0%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $47,662,897 of which $16,995,306 and $30,667,591 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $6,840,758) - See accompanying schedule: Unaffiliated issuers (cost $271,800,206)	$ 312,891,511
Fidelity Central Funds (cost $21,256,619)	21,256,619
Total Investments (cost $293,056,825)		$ 334,148,130
Receivable for investments sold		4,936,639
Receivable for fund shares sold		887,619
Dividends receivable		36,555
Distributions receivable from Fidelity Central Funds		2,530
Prepaid expenses		609
Other receivables		12,204
Total assets		340,024,286

Liabilities
Payable for investments purchased	$ 5,194,629
Payable for fund shares redeemed	937,993
Accrued management fee	113,229
Distribution and service plan fees payable	8,066
Other affiliated payables	85,582
Other payables and accrued expenses	51,577
Collateral on securities loaned, at value	6,935,875
Total liabilities		13,326,951

Net Assets		$ 326,697,335
Net Assets consist of:
Paid in capital		$ 334,032,167
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(48,425,603)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,090,771
Net Assets		$ 326,697,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,751,344 ÷ 857,924 shares)	$ 12.53

Maximum offering price per share (100/94.25 of $12.53)	$ 13.29
Class T: Net Asset Value and redemption price per share ($3,204,814 ÷ 257,733 shares)	$ 12.43

Maximum offering price per share (100/96.50 of $12.43)	$ 12.88
Class B: Net Asset Value and offering price per share ($812,164 ÷ 66,312 shares)A	$ 12.25

Class C: Net Asset Value and offering price per share ($4,851,882 ÷ 395,970 shares)A	$ 12.25

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($306,238,232 ÷ 24,254,091 shares)	$ 12.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($838,899 ÷ 66,366 shares)	$ 12.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 1,237,048
Interest		2
Income from Fidelity Central Funds (including $74,219 from security lending)		86,891
Total income		1,323,941

Expenses
Management fee Basic fee	$ 1,432,801
Performance adjustment	(478,832)
Transfer agent fees	769,132
Distribution and service plan fees	70,854
Accounting and security lending fees	102,448
Custodian fees and expenses	28,017
Independent trustees' compensation	1,402
Registration fees	103,531
Audit	66,621
Legal	992
Miscellaneous	2,863
Total expenses before reductions	2,099,829
Expense reductions	(24,725)	2,075,104
Net investment income (loss)		(751,163)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,640,463
Foreign currency transactions	(21,727)
Total net realized gain (loss)		49,618,736
Change in net unrealized appreciation (depreciation) on: Investment securities	25,697,959
Assets and liabilities in foreign currencies	372
Total change in net unrealized appreciation (depreciation)		25,698,331
Net gain (loss)		75,317,067
Net increase (decrease) in net assets resulting from operations		$ 74,565,904

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (751,163)	$ (137,587)
Net realized gain (loss)	49,618,736	42,718,318
Change in net unrealized appreciation (depreciation)	25,698,331	26,771,887
Net increase (decrease) in net assets resulting from operations	74,565,904	69,352,618
Distributions to shareholders from net realized gain	(88,063)	(44,716)
Share transactions - net increase (decrease)	29,630,097	12,158,920
Redemption fees	11,919	10,604
Total increase (decrease) in net assets	104,119,857	81,477,426

Net Assets
Beginning of period	222,577,478	141,100,052
End of period (including undistributed net investment income of $0 and $9, respectively)	$ 326,697,335	$ 222,577,478

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.38	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.06)	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	3.21	3.03	(5.79)	(1.30)
Total from investment operations	3.15	3.00	(5.76)	(1.35)
Distributions from net investment income	-	-	(.05)	-
Distributions from net realized gain	-	-	-	(.79)
Total distributions	-	-	(.05)	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.53	$ 9.38	$ 6.38	$ 12.19
Total Return B, C, D	33.58%	47.02%	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.04%	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	1.04%	.95%	.95%	1.10% A
Expenses net of all reductions	1.03%	.93%	.94%	1.10% A
Net investment income (loss)	(.52)%	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,751	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	- K	(.09)
Net realized and unrealized gain (loss)	3.19	3.01	(5.75)	(1.31)
Total from investment operations	3.10	2.96	(5.75)	(1.40)
Distributions from net investment income	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(.79)
Total distributions	-	-	(.02)	(.79)
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 12.43	$ 9.33	$ 6.37	$ 12.14
Total Return B, C, D	33.23%	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.34%	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.34%	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.33%	1.23%	1.22%	1.36% A
Net investment income (loss)	(.81)%	(.61)%	-% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,205	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.23	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.13)	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	3.15	2.99	(5.71)	(1.29)
Total from investment operations	3.02	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.25	$ 9.23	$ 6.33	$ 12.09
Total Return B, C, D	32.72%	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80%	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.80%	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.79%	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.27)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 812	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.24	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.13)	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	3.14	3.00	(5.72)	(1.30)
Total from investment operations	3.01	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.25	$ 9.24	$ 6.33	$ 12.09
Total Return B, C, D	32.58%	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.79%	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.79%	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.78%	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.26)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,852	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 6.40	$ 12.21	$ 14.31	$ 14.38
Income from Investment Operations
Net investment income (loss) B	(.03)	- F	.06	(.02)	(.04)
Net realized and unrealized gain (loss)	3.23	3.03	(5.81)	(1.29)	.15
Total from investment operations	3.20	3.03	(5.75)	(1.31)	.11
Distributions from net investment income	-	-	(.06)	-	-
Distributions from net realized gain	- F	- F	-	(.79)	(.18)
Total distributions	- F	- F	(.06)	(.79)	(.18)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31
Total Return A	33.99%	47.37%	(47.09)%	(9.68)%	.80%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.70%	.69%	.83%	1.02%
Expenses net of fee waivers, if any	.79%	.70%	.68%	.81%	1.00%
Expenses net of all reductions	.78%	.67%	.67%	.81%	.99%
Net investment income (loss)	(.26)%	(.05)%	.55%	(.12)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 306,238	$ 211,006	$ 137,633	$ 301,225	$ 441,312
Portfolio turnover rate D	143%	249%	220%	245%	178%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	(.02)	- I	.07	- I
Net realized and unrealized gain (loss)	3.24	3.04	(5.82)	(1.32)
Total from investment operations	3.22	3.04	(5.75)	(1.32)
Distributions from net investment income	-	-	(.07)	-
Distributions from net realized gain	(.01)	(.01)	-	(.79)
Total distributions	(.01)	(.01)	(.07)	(.79)
Redemption fees added to paid in capital E,I	-	-	-	-
Net asset value, end of period	$ 12.64	$ 9.43	$ 6.40	$ 12.22
Total Return B, C	34.10%	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E, H
Expenses before reductions	.70%	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.70%	.61%	.59%	.72% A
Expenses net of all reductions	.69%	.59%	.59%	.72% A
Net investment income (loss)	(.18)%	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 839	$ 288	$ 109	$ 182
Portfolio turnover rate F	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 48,527,264
Gross unrealized depreciation	(8,198,665)
Net unrealized appreciation (depreciation) on securities and other investments	$ 40,328,599

Tax Cost	$ 293,819,531

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (47,662,897)
Net unrealized appreciation (depreciation)	$ 40,328,065

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 88,063	$ 44,716

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $373,565,199 and $357,410,830, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 17,209	$ 612
Class T	.25%	.25%	12,882	-
Class B	.75%	.25%	8,920	6,700
Class C	.75%	.25%	31,843	15,426
			$ 70,854	$ 22,738

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,693
Class T	2,279
Class B*	1,915
Class C*	2,333
$ 18,220

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 20,639.30
Class T	8,907.35
Class B	2,728.31
Class C	9,505.30
Mid Cap Growth	726,034.30
Institutional Class	1,319.21
	$ 769,132

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,583 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $947 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,725 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net realized gain
Mid Cap Growth	$ 87,897	$ 44,345
Institutional Class	166	371
Total	$ 88,063	$ 44,716

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	583,869	533,655	$ 6,535,650	$ 4,486,157
Shares redeemed	(375,849)	(138,347)	(3,922,105)	(1,179,758)
Net increase (decrease)	208,020	395,308	$ 2,613,545	$ 3,306,399

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class T
Shares sold	104,201	135,660	$ 1,140,251	$ 1,194,406
Shares redeemed	(71,459)	(34,798)	(756,606)	(270,289)
Net increase (decrease)	32,742	100,862	$ 383,645	$ 924,117
Class B
Shares sold	37,374	118,700	$ 382,359	$ 821,029
Shares redeemed	(85,747)	(42,769)	(903,867)	(344,278)
Net increase (decrease)	(48,373)	75,931	$ (521,508)	$ 476,751
Class C
Shares sold	255,067	138,100	$ 2,772,131	$ 1,170,096
Shares redeemed	(78,775)	(28,916)	(836,250)	(214,424)
Net increase (decrease)	176,292	109,184	$ 1,935,881	$ 955,672
Mid Cap Growth
Shares sold	9,630,254	7,995,731	$ 108,629,221	$ 65,688,737
Reinvestment of distributions	8,231	4,547	86,426	43,649
Shares redeemed	(7,764,226)	(7,140,274)	(83,888,689)	(59,353,373)
Net increase (decrease)	1,874,259	860,004	$ 24,826,958	$ 6,379,013
Institutional Class
Shares sold	66,364	25,521	$ 728,116	$ 210,870
Reinvestment of distributions	13	35	141	336
Shares redeemed	(30,561)	(12,044)	(336,681)	(94,238)
Net increase (decrease)	35,816	13,512	$ 391,576	$ 116,968

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008- present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCG-UANN-0311
1.838425.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Mid Cap Growth
Fund - Institutional Class

Annual Report

January 31, 2011

Institutional Class is a class of
Fidelity® Mid Cap Growth Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	34.10%	-0.94%	3.92%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Growth Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Growth Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Steven Calhoun, Portfolio Manager of Fidelity Advisor® Mid Cap Growth Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 33.58%, 33.23%, 32.72% and 32.58%, respectively (excluding sales charges), versus 34.26% for the Russell Midcap® Growth Index. Poor positioning in financials detracted the most. Industry weightings in technology and health care also hurt, as did weak picks in consumer staples. A modest cash position limited our gain in a strongly rising market. Surgical device maker NuVasive, the fund's largest detractor, struggled during the period. Other detractors included Autonomy, a U.K.-based software maker; Heckmann, a U.S. company with bottled water operations in China; and Indiabulls Real Estate. Conversely, strong stock picking in materials contributed, as did favorable positioning in industrials, solid picks in energy and a lack of exposure to the lagging utilities sector. At the stock level, casino operator Las Vegas Sands was the fund's top relative contributor, lifted by strong results from its casinos on the Chinese peninsula of Macau and in Singapore. Two fertilizer makers, CF Industries Holdings and Mosaic, also bolstered performance, along with medical device maker Cyberonics and a stake in the preferred stock of Porsche Automobil Holding. Most of the stocks mentioned in this review were out-of-index positions. Mosaic was not held by the fund at period end.

Comments from Steven Calhoun, Portfolio Manager of Fidelity Advisor® Mid Cap Growth Fund: For the year, the fund's Institutional Class shares returned 34.10%, versus 34.26% for the Russell Midcap® Growth Index. Poor positioning in financials detracted the most. Industry weightings in technology and health care also hurt, as did weak picks in consumer staples. A modest cash position limited our gain in a strongly rising market. Surgical device maker NuVasive, the fund's largest detractor, struggled during the period. Other detractors included Autonomy, a U.K.-based software maker; Heckmann, a U.S. company with bottled water operations in China; and Indiabulls Real Estate. Conversely, strong stock picking in materials contributed, as did favorable positioning in industrials, solid picks in energy and a lack of exposure to the lagging utilities sector. At the stock level, casino operator Las Vegas Sands was the fund's top relative contributor, lifted by strong results from its casinos on the Chinese peninsula of Macau and in Singapore. Two fertilizer makers, CF Industries Holdings and Mosaic, also bolstered performance, along with medical device maker Cyberonics and a stake in the preferred stock of Porsche Automobil Holding. Most of the stocks mentioned in this review were out-of-index positions. Mosaic was not held by the fund at period end.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	1.06%
Actual		$ 1,000.00	$ 1,222.40	$ 5.94
HypotheticalA		$ 1,000.00	$ 1,019.86	$ 5.40
Class T	1.35%
Actual		$ 1,000.00	$ 1,219.80	$ 7.55
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Class B	1.82%
Actual		$ 1,000.00	$ 1,217.70	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,016.03	$ 9.25
Class C	1.80%
Actual		$ 1,000.00	$ 1,217.70	$ 10.06
HypotheticalA		$ 1,000.00	$ 1,016.13	$ 9.15
Mid Cap Growth	.81%
Actual		$ 1,000.00	$ 1,223.80	$ 4.54
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Institutional Class	.71%
Actual		$ 1,000.00	$ 1,224.80	$ 3.98
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
CF Industries Holdings, Inc.	3.8	3.0
Lennox International, Inc.	2.4	2.2
Dresser-Rand Group, Inc.	2.3	1.2
Dollar General Corp.	2.0	2.2
ArthroCare Corp.	2.0	3.4
Expedia, Inc.	1.9	1.3
Cyberonics, Inc.	1.9	3.3
Weatherford International Ltd.	1.8	1.1
Heckmann Corp.	1.7	2.0
Juniper Networks, Inc.	1.7	2.9
	21.5
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.5	22.1
Consumer Discretionary	17.3	16.4
Industrials	14.8	13.8
Health Care	12.2	15.0
Energy	10.1	8.3
Asset Allocation (% of fund's net assets)
As of January 31, 2011 *		As of July 31, 2010 **
	Stocks 95.8%		Stocks 97.8%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	18.0%	** Foreign investments	12.5%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
CONSUMER DISCRETIONARY - 16.3%
Auto Components - 2.3%
Autoliv, Inc.	18,600	$ 1,428,480
BorgWarner, Inc. (a)	37,400	2,520,760
Gentex Corp.	55,000	1,763,850
TRW Automotive Holdings Corp. (a)	28,800	1,718,208
		7,431,298
Hotels, Restaurants & Leisure - 0.9%
Las Vegas Sands Corp. (a)	60,900	2,831,241
Household Durables - 3.2%
Jarden Corp.	98,000	3,322,200
NVR, Inc. (a)	5,300	4,054,500
Whirlpool Corp.	37,000	3,163,500
		10,540,200
Internet & Catalog Retail - 1.9%
Expedia, Inc.	250,700	6,307,612
Media - 1.0%
Discovery Communications, Inc. (a)	85,900	3,350,100
Multiline Retail - 2.0%
Dollar General Corp. (a)	232,000	6,451,920
Specialty Retail - 3.2%
CarMax, Inc. (a)	140,400	4,584,060
Tractor Supply Co.	45,000	2,308,950
Urban Outfitters, Inc. (a)	109,700	3,710,054
		10,603,064
Textiles, Apparel & Luxury Goods - 1.8%
Hanesbrands, Inc. (a)	42,400	976,048
Polo Ralph Lauren Corp. Class A	29,600	3,172,528
Warnaco Group, Inc. (a)	31,300	1,598,804
		5,747,380
TOTAL CONSUMER DISCRETIONARY		53,262,815
CONSUMER STAPLES - 4.4%
Beverages - 1.7%
Heckmann Corp. (a)	1,188,600	5,740,938
Food Products - 1.7%
Mead Johnson Nutrition Co. Class A	61,600	3,570,952
Origin Agritech Ltd. (a)	199,069	1,936,941
		5,507,893
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	39,200	$ 3,155,600
TOTAL CONSUMER STAPLES		14,404,431
ENERGY - 10.1%
Energy Equipment & Services - 5.0%
Dresser-Rand Group, Inc. (a)	161,000	7,394,730
Exterran Holdings, Inc. (a)	55,900	1,386,879
Helmerich & Payne, Inc.	29,600	1,738,408
Weatherford International Ltd. (a)	250,200	5,934,744
		16,454,761
Oil, Gas & Consumable Fuels - 5.1%
Amyris, Inc. (d)	28,000	883,680
Daylight Energy Ltd.	132,800	1,338,480
Legacy Oil + Gas, Inc. (a)	104,100	1,606,578
Paladin Energy Ltd. (a)	345,000	1,681,230
Penn West Petroleum Ltd.	64,700	1,770,186
Petrohawk Energy Corp. (a)	120,000	2,406,000
PT Bumi Resources Tbk	4,500,000	1,355,276
QEP Resources, Inc.	82,200	3,340,608
Uranium One, Inc.	330,000	2,159,125
		16,541,163
TOTAL ENERGY		32,995,924
FINANCIALS - 5.7%
Capital Markets - 2.0%
Ameriprise Financial, Inc.	53,000	3,267,450
Stifel Financial Corp. (a)	52,400	3,361,984
		6,629,434
Commercial Banks - 2.0%
Regions Financial Corp.	475,000	3,372,500
SunTrust Banks, Inc.	97,200	2,957,796
		6,330,296
Insurance - 1.0%
Hanover Insurance Group, Inc.	70,000	3,311,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - 0.7%
Indiabulls Real Estate Ltd. (a)	852,317	$ 2,236,576
TOTAL FINANCIALS		18,507,306
HEALTH CARE - 12.2%
Biotechnology - 2.4%
Alexion Pharmaceuticals, Inc. (a)	39,500	3,310,890
BioMarin Pharmaceutical, Inc. (a)	53,300	1,354,886
Human Genome Sciences, Inc. (a)	42,000	1,018,920
United Therapeutics Corp. (a)	33,400	2,270,532
		7,955,228
Health Care Equipment & Supplies - 6.6%
ArthroCare Corp. (a)	228,679	6,400,725
Cyberonics, Inc. (a)	186,987	6,123,824
Edwards Lifesciences Corp. (a)	44,500	3,750,905
NuVasive, Inc. (a)(d)	184,731	5,162,308
		21,437,762
Health Care Providers & Services - 1.5%
AmerisourceBergen Corp.	95,000	3,406,700
Catalyst Health Solutions, Inc. (a)	36,400	1,579,760
		4,986,460
Health Care Technology - 0.7%
SXC Health Solutions Corp. (a)	46,500	2,238,837
Pharmaceuticals - 1.0%
Valeant Pharmaceuticals International, Inc.	91,900	3,349,746
TOTAL HEALTH CARE		39,968,033
INDUSTRIALS - 14.8%
Building Products - 3.4%
Lennox International, Inc.	159,700	7,847,658
Owens Corning (a)	98,000	3,280,060
		11,127,718
Commercial Services & Supplies - 1.3%
Covanta Holding Corp.	80,000	1,353,600
Stericycle, Inc. (a)	37,000	2,904,130
		4,257,730
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 2.7%
Fluor Corp.	56,900	$ 3,936,911
Jacobs Engineering Group, Inc. (a)	97,400	5,003,438
		8,940,349
Machinery - 6.4%
Charter International PLC	12,900	166,840
CNH Global NV (a)	84,000	4,068,120
Cummins, Inc.	34,600	3,663,448
Flowserve Corp.	29,700	3,712,203
Ingersoll-Rand Co. Ltd.	99,300	4,686,960
WABCO Holdings, Inc. (a)	77,800	4,543,520
		20,841,091
Marine - 1.0%
Kirby Corp. (a)	66,800	3,122,232
TOTAL INDUSTRIALS		48,289,120
INFORMATION TECHNOLOGY - 20.5%
Communications Equipment - 3.5%
HTC Corp.	128,000	4,315,152
Juniper Networks, Inc. (a)	146,000	5,419,520
Riverbed Technology, Inc. (a)	46,000	1,650,020
		11,384,692
Computers & Peripherals - 1.5%
NetApp, Inc. (a)	88,900	4,865,497
Electronic Equipment & Components - 1.8%
Avnet, Inc. (a)	84,700	3,017,014
Digital Ally, Inc. (a)	569,596	922,746
Maxwell Technologies, Inc. (a)(d)	109,600	1,972,800
		5,912,560
Internet Software & Services - 1.2%
Akamai Technologies, Inc. (a)	69,400	3,353,408
Rackspace Hosting, Inc. (a)	15,800	529,458
		3,882,866
IT Services - 2.0%
Cognizant Technology Solutions Corp. Class A (a)	48,000	3,501,600
Paychex, Inc.	95,200	3,046,400
		6,548,000
Semiconductors & Semiconductor Equipment - 3.2%
ASML Holding NV	38,900	1,634,189
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Ceva, Inc. (a)	64,500	$ 1,558,965
Marvell Technology Group Ltd. (a)	283,300	5,385,533
Teradyne, Inc. (a)	121,800	2,031,624
		10,610,311
Software - 7.3%
ANSYS, Inc. (a)	74,700	3,918,015
Ariba, Inc. (a)	70,000	1,966,300
Autodesk, Inc. (a)	40,000	1,627,200
Autonomy Corp. PLC (a)	71,300	1,708,397
CA, Inc.	130,400	3,103,520
Fortinet, Inc. (a)	22,800	876,660
Informatica Corp. (a)	73,200	3,396,480
Nuance Communications, Inc. (a)	196,300	3,990,779
Rovi Corp. (a)	52,200	3,223,872
		23,811,223
TOTAL INFORMATION TECHNOLOGY		67,015,149
MATERIALS - 7.4%
Chemicals - 6.1%
CF Industries Holdings, Inc.	91,200	12,315,647
Intrepid Potash, Inc. (a)(d)	109,100	3,942,874
Uralkali JSC GDR (Reg. S)	95,400	3,620,430
		19,878,951
Metals & Mining - 1.3%
MacArthur Coal Ltd.	120,000	1,492,433
Vallar PLC	137,800	2,787,534
		4,279,967
TOTAL MATERIALS		24,158,918
TELECOMMUNICATION SERVICES - 3.4%
Wireless Telecommunication Services - 3.4%
Crown Castle International Corp. (a)	80,000	3,373,600
NII Holdings, Inc. (a)	106,400	4,466,672
SBA Communications Corp. Class A (a)	80,000	3,264,000
		11,104,272
TOTAL COMMON STOCKS (Cost $269,624,272)		309,705,968
Nonconvertible Preferred Stocks - 1.0%
	Shares	Value
CONSUMER DISCRETIONARY - 1.0%
Automobiles - 1.0%
Porsche Automobil Holding SE (Cost $2,175,934)	34,300	$ 3,185,543
Money Market Funds - 6.5%

Fidelity Cash Central Fund, 0.19% (b)	14,320,744	14,320,744
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	6,935,875	6,935,875
TOTAL MONEY MARKET FUNDS (Cost $21,256,619)		21,256,619
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $293,056,825)		334,148,130
NET OTHER ASSETS (LIABILITIES) - (2.3)%		(7,450,795)
NET ASSETS - 100%		$ 326,697,335
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,672
Fidelity Securities Lending Cash Central Fund	74,219
Total	$ 86,891
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	82.0%
Canada	3.9%
Switzerland	1.8%
Netherlands	1.8%
Bermuda	1.6%
Ireland	1.4%
Taiwan	1.3%
Russia	1.1%
Germany	1.0%
Australia	1.0%
Others (Individually Less Than 1%)	3.1%
100.0%
Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $47,662,897 of which $16,995,306 and $30,667,591 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $6,840,758) - See accompanying schedule: Unaffiliated issuers (cost $271,800,206)	$ 312,891,511
Fidelity Central Funds (cost $21,256,619)	21,256,619
Total Investments (cost $293,056,825)		$ 334,148,130
Receivable for investments sold		4,936,639
Receivable for fund shares sold		887,619
Dividends receivable		36,555
Distributions receivable from Fidelity Central Funds		2,530
Prepaid expenses		609
Other receivables		12,204
Total assets		340,024,286

Liabilities
Payable for investments purchased	$ 5,194,629
Payable for fund shares redeemed	937,993
Accrued management fee	113,229
Distribution and service plan fees payable	8,066
Other affiliated payables	85,582
Other payables and accrued expenses	51,577
Collateral on securities loaned, at value	6,935,875
Total liabilities		13,326,951

Net Assets		$ 326,697,335
Net Assets consist of:
Paid in capital		$ 334,032,167
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(48,425,603)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		41,090,771
Net Assets		$ 326,697,335

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($10,751,344 ÷ 857,924 shares)	$ 12.53

Maximum offering price per share (100/94.25 of $12.53)	$ 13.29
Class T: Net Asset Value and redemption price per share ($3,204,814 ÷ 257,733 shares)	$ 12.43

Maximum offering price per share (100/96.50 of $12.43)	$ 12.88
Class B: Net Asset Value and offering price per share ($812,164 ÷ 66,312 shares)A	$ 12.25

Class C: Net Asset Value and offering price per share ($4,851,882 ÷ 395,970 shares)A	$ 12.25

Mid Cap Growth: Net Asset Value, offering price and redemption price per share ($306,238,232 ÷ 24,254,091 shares)	$ 12.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($838,899 ÷ 66,366 shares)	$ 12.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 1,237,048
Interest		2
Income from Fidelity Central Funds (including $74,219 from security lending)		86,891
Total income		1,323,941

Expenses
Management fee Basic fee	$ 1,432,801
Performance adjustment	(478,832)
Transfer agent fees	769,132
Distribution and service plan fees	70,854
Accounting and security lending fees	102,448
Custodian fees and expenses	28,017
Independent trustees' compensation	1,402
Registration fees	103,531
Audit	66,621
Legal	992
Miscellaneous	2,863
Total expenses before reductions	2,099,829
Expense reductions	(24,725)	2,075,104
Net investment income (loss)		(751,163)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,640,463
Foreign currency transactions	(21,727)
Total net realized gain (loss)		49,618,736
Change in net unrealized appreciation (depreciation) on: Investment securities	25,697,959
Assets and liabilities in foreign currencies	372
Total change in net unrealized appreciation (depreciation)		25,698,331
Net gain (loss)		75,317,067
Net increase (decrease) in net assets resulting from operations		$ 74,565,904

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (751,163)	$ (137,587)
Net realized gain (loss)	49,618,736	42,718,318
Change in net unrealized appreciation (depreciation)	25,698,331	26,771,887
Net increase (decrease) in net assets resulting from operations	74,565,904	69,352,618
Distributions to shareholders from net realized gain	(88,063)	(44,716)
Share transactions - net increase (decrease)	29,630,097	12,158,920
Redemption fees	11,919	10,604
Total increase (decrease) in net assets	104,119,857	81,477,426

Net Assets
Beginning of period	222,577,478	141,100,052
End of period (including undistributed net investment income of $0 and $9, respectively)	$ 326,697,335	$ 222,577,478

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.38	$ 6.38	$ 12.19	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.06)	(.03)	.03	(.05)
Net realized and unrealized gain (loss)	3.21	3.03	(5.79)	(1.30)
Total from investment operations	3.15	3.00	(5.76)	(1.35)
Distributions from net investment income	-	-	(.05)	-
Distributions from net realized gain	-	-	-	(.79)
Total distributions	-	-	(.05)	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.53	$ 9.38	$ 6.38	$ 12.19
Total Return B, C, D	33.58%	47.02%	(47.25)%	(9.95)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.04%	.95%	.95%	1.10% A
Expenses net of fee waivers, if any	1.04%	.95%	.95%	1.10% A
Expenses net of all reductions	1.03%	.93%	.94%	1.10% A
Net investment income (loss)	(.52)%	(.30)%	.29%	(.41)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,751	$ 6,095	$ 1,623	$ 1,936
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 I
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 6.37	$ 12.14	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.09)	(.05)	- K	(.09)
Net realized and unrealized gain (loss)	3.19	3.01	(5.75)	(1.31)
Total from investment operations	3.10	2.96	(5.75)	(1.40)
Distributions from net investment income	-	-	(.02)	-
Distributions from net realized gain	-	-	-	(.79)
Total distributions	-	-	(.02)	(.79)
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 12.43	$ 9.33	$ 6.37	$ 12.14
Total Return B, C, D	33.23%	46.47%	(47.37)%	(10.30)%
Ratios to Average Net Assets F, J
Expenses before reductions	1.34%	1.26%	1.23%	1.36% A
Expenses net of fee waivers, if any	1.34%	1.26%	1.23%	1.36% A
Expenses net of all reductions	1.33%	1.23%	1.22%	1.36% A
Net investment income (loss)	(.81)%	(.61)%	-% H	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,205	$ 2,100	$ 790	$ 591
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Amount represents less than .01%.

I For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.23	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.13)	(.09)	(.05)	(.16)
Net realized and unrealized gain (loss)	3.15	2.99	(5.71)	(1.29)
Total from investment operations	3.02	2.90	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.25	$ 9.23	$ 6.33	$ 12.09
Total Return B, C, D	32.72%	45.81%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.80%	1.70%	1.70%	1.85% A
Expenses net of fee waivers, if any	1.80%	1.70%	1.70%	1.85% A
Expenses net of all reductions	1.79%	1.67%	1.69%	1.85% A
Net investment income (loss)	(1.27)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 812	$ 1,059	$ 245	$ 414
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.24	$ 6.33	$ 12.09	$ 14.33
Income from Investment Operations
Net investment income (loss) E	(.13)	(.09)	(.04)	(.15)
Net realized and unrealized gain (loss)	3.14	3.00	(5.72)	(1.30)
Total from investment operations	3.01	2.91	(5.76)	(1.45)
Distributions from net realized gain	-	-	-	(.79)
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.25	$ 9.24	$ 6.33	$ 12.09
Total Return B, C, D	32.58%	45.97%	(47.64)%	(10.65)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.79%	1.70%	1.69%	1.85% A
Expenses net of fee waivers, if any	1.79%	1.70%	1.69%	1.85% A
Expenses net of all reductions	1.78%	1.68%	1.68%	1.85% A
Net investment income (loss)	(1.26)%	(1.05)%	(.46)%	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,852	$ 2,029	$ 699	$ 697
Portfolio turnover rate G	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Growth

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 6.40	$ 12.21	$ 14.31	$ 14.38
Income from Investment Operations
Net investment income (loss) B	(.03)	- F	.06	(.02)	(.04)
Net realized and unrealized gain (loss)	3.23	3.03	(5.81)	(1.29)	.15
Total from investment operations	3.20	3.03	(5.75)	(1.31)	.11
Distributions from net investment income	-	-	(.06)	-	-
Distributions from net realized gain	- F	- F	-	(.79)	(.18)
Total distributions	- F	- F	(.06)	(.79)	(.18)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 12.63	$ 9.43	$ 6.40	$ 12.21	$ 14.31
Total Return A	33.99%	47.37%	(47.09)%	(9.68)%	.80%
Ratios to Average Net Assets C, E
Expenses before reductions	.79%	.70%	.69%	.83%	1.02%
Expenses net of fee waivers, if any	.79%	.70%	.68%	.81%	1.00%
Expenses net of all reductions	.78%	.67%	.67%	.81%	.99%
Net investment income (loss)	(.26)%	(.05)%	.55%	(.12)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 306,238	$ 211,006	$ 137,633	$ 301,225	$ 441,312
Portfolio turnover rate D	143%	249%	220%	245%	178%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.43	$ 6.40	$ 12.22	$ 14.33
Income from Investment Operations
Net investment income (loss) D	(.02)	- I	.07	- I
Net realized and unrealized gain (loss)	3.24	3.04	(5.82)	(1.32)
Total from investment operations	3.22	3.04	(5.75)	(1.32)
Distributions from net investment income	-	-	(.07)	-
Distributions from net realized gain	(.01)	(.01)	-	(.79)
Total distributions	(.01)	(.01)	(.07)	(.79)
Redemption fees added to paid in capital E,I	-	-	-	-
Net asset value, end of period	$ 12.64	$ 9.43	$ 6.40	$ 12.22
Total Return B, C	34.10%	47.54%	(47.09)%	(9.74)%
Ratios to Average Net Assets E, H
Expenses before reductions	.70%	.61%	.59%	.72% A
Expenses net of fee waivers, if any	.70%	.61%	.59%	.72% A
Expenses net of all reductions	.69%	.59%	.59%	.72% A
Net investment income (loss)	(.18)%	.03%	.64%	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 839	$ 288	$ 109	$ 182
Portfolio turnover rate F	143%	249%	220%	245%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Mid Cap Growth Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Growth and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 48,527,264
Gross unrealized depreciation	(8,198,665)
Net unrealized appreciation (depreciation) on securities and other investments	$ 40,328,599

Tax Cost	$ 293,819,531

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (47,662,897)
Net unrealized appreciation (depreciation)	$ 40,328,065

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 88,063	$ 44,716

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $373,565,199 and $357,410,830, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 17,209	$ 612
Class T	.25%	.25%	12,882	-
Class B	.75%	.25%	8,920	6,700
Class C	.75%	.25%	31,843	15,426
			$ 70,854	$ 22,738

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,693
Class T	2,279
Class B*	1,915
Class C*	2,333
$ 18,220

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

	Amount	% of Average Net Assets
Class A	$ 20,639.30
Class T	8,907.35
Class B	2,728.31
Class C	9,505.30
Mid Cap Growth	726,034.30
Institutional Class	1,319.21
	$ 769,132

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,583 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $947 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,725 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net realized gain
Mid Cap Growth	$ 87,897	$ 44,345
Institutional Class	166	371
Total	$ 88,063	$ 44,716

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	583,869	533,655	$ 6,535,650	$ 4,486,157
Shares redeemed	(375,849)	(138,347)	(3,922,105)	(1,179,758)
Net increase (decrease)	208,020	395,308	$ 2,613,545	$ 3,306,399

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class T
Shares sold	104,201	135,660	$ 1,140,251	$ 1,194,406
Shares redeemed	(71,459)	(34,798)	(756,606)	(270,289)
Net increase (decrease)	32,742	100,862	$ 383,645	$ 924,117
Class B
Shares sold	37,374	118,700	$ 382,359	$ 821,029
Shares redeemed	(85,747)	(42,769)	(903,867)	(344,278)
Net increase (decrease)	(48,373)	75,931	$ (521,508)	$ 476,751
Class C
Shares sold	255,067	138,100	$ 2,772,131	$ 1,170,096
Shares redeemed	(78,775)	(28,916)	(836,250)	(214,424)
Net increase (decrease)	176,292	109,184	$ 1,935,881	$ 955,672
Mid Cap Growth
Shares sold	9,630,254	7,995,731	$ 108,629,221	$ 65,688,737
Reinvestment of distributions	8,231	4,547	86,426	43,649
Shares redeemed	(7,764,226)	(7,140,274)	(83,888,689)	(59,353,373)
Net increase (decrease)	1,874,259	860,004	$ 24,826,958	$ 6,379,013
Institutional Class
Shares sold	66,364	25,521	$ 728,116	$ 210,870
Reinvestment of distributions	13	35	141	336
Shares redeemed	(30,561)	(12,044)	(336,681)	(94,238)
Net increase (decrease)	35,816	13,512	$ 391,576	$ 116,968

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Growth Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008- present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCGI-UANN-0311
1.838418.101

Fidelity®
Mid Cap Value
Fund

Annual Report

January 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fund A
Fidelity® Mid Cap Value Fund	31.51%	3.07%	8.11%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Mid Cap Value Fund: For the year, the fund's Retail Class shares returned 31.51%, edging past the 31.13% gain of the Russell Midcap® Value Index. Strong security selection in industrials, materials and telecommunication services, as well as solid positioning in consumer discretionary, added the most. Within industrials, favorable stock picking in capital goods and transportation drove results, as did a modest overweighting in the former category. Within consumer discretionary, stock choices and a moderate overweighting in automobiles/components, and beneficial positioning in consumer durables/apparel, rounded out the top-contributing groups. Leading individual contributors included active and passive safety equipment supplier TRW Automotive Holdings and diesel engine manufacturer Cummins. On the downside, security selection in energy and utilities detracted the most, followed by adverse positioning in consumer staples and pockets of financials. Within consumer staples, weak positioning in household/personal products hurt the most, while in financials, stock picking in diversified financials and an underweighting in real estate were the primary detractors. Individual detractors included coal mine operator Massey Energy and offshore drilling platform operator Helix Energy Solutions Group. I sold Massey Energy and Helix Energy Solutions Group during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	1.17%
Actual		$ 1,000.00	$ 1,193.50	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,019.31	$ 5.96
Class T	1.43%
Actual		$ 1,000.00	$ 1,192.00	$ 7.90
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class B	1.92%
Actual		$ 1,000.00	$ 1,189.90	$ 10.60
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.92%
Actual		$ 1,000.00	$ 1,189.90	$ 10.60
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Mid Cap Value	.89%
Actual		$ 1,000.00	$ 1,195.70	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,195.20	$ 5.04
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
SunTrust Banks, Inc.	1.8	1.7
Discover Financial Services	1.5	1.0
Macy's, Inc.	1.4	1.2
Whiting Petroleum Corp.	1.4	0.0
Lincoln National Corp.	1.4	1.5
Regions Financial Corp.	1.4	1.6
Unum Group	1.4	1.4
Vornado Realty Trust	1.4	1.7
Ventas, Inc.	1.3	1.3
SL Green Realty Corp.	1.3	1.3
	14.3
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.3	29.4
Energy	12.4	11.0
Utilities	11.3	12.0
Industrials	10.8	10.7
Consumer Discretionary	10.4	10.5
Asset Allocation (% of fund's net assets)
As of January 31, 2011*		As of July 31, 2010**
	Stocks 99.9%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	8.6%	** Foreign investments	5.6%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 2.0%
Autoliv, Inc.	85,700	$ 6,581,760
TRW Automotive Holdings Corp. (a)	130,700	7,797,562
		14,379,322
Household Durables - 0.7%
Jarden Corp.	137,300	4,654,470
Media - 2.4%
Interpublic Group of Companies, Inc. (a)	483,400	5,167,546
Valassis Communications, Inc. (a)	114,200	3,464,828
Virgin Media, Inc.	317,700	7,993,332
		16,625,706
Multiline Retail - 1.4%
Macy's, Inc.	431,400	9,986,910
Specialty Retail - 2.2%
Foot Locker, Inc.	255,600	4,565,016
GameStop Corp. Class A (a)(d)	221,100	4,658,577
Signet Jewelers Ltd. (a)	155,400	6,601,392
		15,824,985
Textiles, Apparel & Luxury Goods - 1.7%
Hanesbrands, Inc. (a)	264,600	6,091,092
Phillips-Van Heusen Corp.	99,500	5,807,815
		11,898,907
TOTAL CONSUMER DISCRETIONARY		73,370,300
CONSUMER STAPLES - 6.1%
Beverages - 3.1%
Coca-Cola Enterprises, Inc.	182,500	4,591,700
Constellation Brands, Inc. Class A (sub. vtg.) (a)	243,600	4,681,992
Dr Pepper Snapple Group, Inc.	154,100	5,459,763
Molson Coors Brewing Co. Class B	157,000	7,358,590
		22,092,045
Food Products - 3.0%
Bunge Ltd.	98,600	6,711,702
Dean Foods Co. (a)	423,200	4,295,480
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Smithfield Foods, Inc. (a)	219,800	$ 4,376,218
The J.M. Smucker Co.	96,600	6,004,656
		21,388,056
TOTAL CONSUMER STAPLES		43,480,101
ENERGY - 12.4%
Energy Equipment & Services - 5.3%
Noble Corp.	188,600	7,213,950
Oceaneering International, Inc. (a)	66,300	5,120,349
Oil States International, Inc. (a)	123,400	8,361,584
Rowan Companies, Inc. (a)	239,500	8,210,060
Superior Energy Services, Inc. (a)	232,600	8,168,912
		37,074,855
Oil, Gas & Consumable Fuels - 7.1%
Cimarex Energy Co.	70,400	7,330,752
Hess Corp.	86,700	7,293,204
Holly Corp.	104,300	5,118,001
Murphy Oil Corp.	111,600	7,399,080
Sunoco, Inc.	122,000	5,178,900
Tesoro Corp. (a)	422,400	8,131,200
Whiting Petroleum Corp. (a)	78,800	9,950,864
		50,402,001
TOTAL ENERGY		87,476,856
FINANCIALS - 29.3%
Capital Markets - 0.9%
Invesco Ltd.	254,000	6,283,960
Commercial Banks - 7.7%
CIT Group, Inc. (a)	179,600	8,565,124
City National Corp.	128,000	7,397,120
Comerica, Inc.	225,200	8,602,640
Huntington Bancshares, Inc.	1,020,900	7,391,316
Regions Financial Corp.	1,389,000	9,861,900
SunTrust Banks, Inc.	405,700	12,345,451
		54,163,551
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 2.4%
Discover Financial Services	525,600	$ 10,822,104
SLM Corp. (a)	410,700	5,918,187
		16,740,291
Insurance - 9.9%
AFLAC, Inc.	117,300	6,754,134
Axis Capital Holdings Ltd.	222,700	7,923,666
CNO Financial Group, Inc. (a)	998,500	6,320,505
Delphi Financial Group, Inc. Class A	233,200	6,711,496
Endurance Specialty Holdings Ltd.	161,525	7,509,297
Genworth Financial, Inc. Class A (a)	381,400	5,175,598
Lincoln National Corp.	342,400	9,874,816
Unum Group	389,600	9,716,624
Validus Holdings Ltd.	137,600	4,183,040
XL Capital Ltd. Class A	268,500	6,154,020
		70,323,196
Real Estate Investment Trusts - 7.9%
Colonial Properties Trust (SBI)	268,200	5,146,758
ProLogis Trust	419,200	6,254,464
SL Green Realty Corp.	124,500	9,058,620
The Macerich Co.	181,134	8,813,980
Ventas, Inc.	167,900	9,311,734
Vornado Realty Trust	108,300	9,540,147
Weyerhaeuser Co.	335,100	7,767,618
		55,893,321
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	159,800	3,545,962
TOTAL FINANCIALS		206,950,281
HEALTH CARE - 5.2%
Biotechnology - 0.7%
Cephalon, Inc. (a)	85,200	5,033,616
Health Care Equipment & Supplies - 1.2%
Cooper Companies, Inc.	75,200	4,311,968
Kinetic Concepts, Inc. (a)	93,700	4,322,381
		8,634,349
Health Care Providers & Services - 2.5%
CIGNA Corp.	177,000	7,437,540
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Humana, Inc. (a)	117,500	$ 6,811,475
McKesson Corp.	47,300	3,555,541
		17,804,556
Pharmaceuticals - 0.8%
Watson Pharmaceuticals, Inc. (a)	101,900	5,555,588
TOTAL HEALTH CARE		37,028,109
INDUSTRIALS - 10.8%
Aerospace & Defense - 0.9%
Goodrich Corp.	67,900	6,153,098
Airlines - 0.8%
United Continental Holdings, Inc. (a)	214,850	5,457,190
Construction & Engineering - 2.2%
Fluor Corp.	130,300	9,015,457
URS Corp. (a)	147,300	6,547,485
		15,562,942
Electrical Equipment - 0.8%
General Cable Corp. (a)	155,900	5,769,859
Industrial Conglomerates - 1.1%
Textron, Inc.	303,100	7,968,499
Machinery - 4.5%
Cummins, Inc.	49,800	5,272,824
Ingersoll-Rand Co. Ltd.	184,300	8,698,960
Navistar International Corp. (a)	109,400	7,094,590
Oshkosh Co. (a)	96,200	3,646,942
Timken Co.	147,300	6,926,046
		31,639,362
Road & Rail - 0.5%
Hertz Global Holdings, Inc. (a)	254,400	3,742,224
TOTAL INDUSTRIALS		76,293,174
INFORMATION TECHNOLOGY - 7.1%
Computers & Peripherals - 1.5%
NCR Corp. (a)	216,500	3,550,600
Western Digital Corp. (a)	203,100	6,909,462
		10,460,062
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.9%
Avnet, Inc. (a)	152,500	$ 5,432,050
Jabil Circuit, Inc.	191,700	3,874,257
Vishay Intertechnology, Inc. (a)	232,000	3,828,000
		13,134,307
IT Services - 0.9%
Computer Sciences Corp.	124,000	6,607,960
Office Electronics - 1.2%
Xerox Corp.	795,000	8,442,900
Semiconductors & Semiconductor Equipment - 1.0%
Micron Technology, Inc. (a)	703,700	7,416,998
Software - 0.6%
CA, Inc.	176,400	4,198,320
TOTAL INFORMATION TECHNOLOGY		50,260,547
MATERIALS - 5.7%
Chemicals - 3.2%
Ashland, Inc.	114,100	6,624,646
CF Industries Holdings, Inc.	33,000	4,456,320
Huntsman Corp.	273,500	4,761,635
Solutia, Inc. (a)	147,119	3,445,527
W.R. Grace & Co. (a)	94,700	3,360,903
		22,649,031
Containers & Packaging - 0.8%
Ball Corp.	73,800	5,249,394
Metals & Mining - 1.7%
Cliffs Natural Resources, Inc.	41,000	3,503,860
Reliance Steel & Aluminum Co.	90,400	4,727,016
Walter Energy, Inc.	31,200	4,064,424
		12,295,300
TOTAL MATERIALS		40,193,725
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.0%
Qwest Communications International, Inc.	1,064,700	7,591,311
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
MetroPCS Communications, Inc. (a)	315,800	$ 4,083,294
TOTAL TELECOMMUNICATION SERVICES		11,674,605
UTILITIES - 11.3%
Electric Utilities - 4.1%
Edison International	244,900	8,884,972
Great Plains Energy, Inc.	382,200	7,521,696
NV Energy, Inc.	327,900	4,711,923
PPL Corp.	302,500	7,801,475
		28,920,066
Gas Utilities - 1.8%
Questar Corp.	351,400	6,124,902
UGI Corp.	202,100	6,335,835
		12,460,737
Independent Power Producers & Energy Traders - 0.9%
AES Corp. (a)	498,300	6,178,920
Multi-Utilities - 4.5%
Alliant Energy Corp.	212,200	7,885,352
CMS Energy Corp.	270,900	5,282,550
Integrys Energy Group, Inc.	95,600	4,549,604
Sempra Energy	150,400	7,831,328
TECO Energy, Inc.	361,500	6,655,215
		32,204,049
TOTAL UTILITIES		79,763,772
TOTAL COMMON STOCKS (Cost $594,590,077)		706,491,470
Money Market Funds - 1.1%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	4,322,959	$ 4,322,959
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	3,564,700	3,564,700
TOTAL MONEY MARKET FUNDS (Cost $7,887,659)		7,887,659
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $602,477,736)		714,379,129
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(6,892,387)
NET ASSETS - 100%		$ 707,486,742
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,511
Fidelity Securities Lending Cash Central Fund	11,521
Total	$ 19,032
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $130,979,078 of which $45,778,985 and $85,200,093 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $3,493,406) - See accompanying schedule: Unaffiliated issuers (cost $594,590,077)	$ 706,491,470
Fidelity Central Funds (cost $7,887,659)	7,887,659
Total Investments (cost $602,477,736)		$ 714,379,129
Receivable for investments sold		8,572,831
Receivable for fund shares sold		1,992,911
Dividends receivable		245,926
Distributions receivable from Fidelity Central Funds		815
Prepaid expenses		1,442
Other receivables		9,003
Total assets		725,202,057

Liabilities
Payable for investments purchased	$ 9,256,014
Payable for fund shares redeemed	4,322,908
Accrued management fee	333,045
Distribution and service plan fees payable	13,707
Other affiliated payables	175,175
Other payables and accrued expenses	49,766
Collateral on securities loaned, at value	3,564,700
Total liabilities		17,715,315

Net Assets		$ 707,486,742
Net Assets consist of:
Paid in capital		$ 728,938,799
Distributions in excess of net investment income		(543,496)
Accumulated undistributed net realized gain (loss) on investments		(132,809,954)
Net unrealized appreciation (depreciation) on investments		111,901,393
Net Assets		$ 707,486,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,608,443 ÷ 1,460,654 shares)	$ 16.16

Maximum offering price per share (100/94.25 of $16.16)	$ 17.15
Class T: Net Asset Value and redemption price per share ($6,992,720 ÷ 433,166 shares)	$ 16.14

Maximum offering price per share (100/96.50 of $16.14)	$ 16.73
Class B: Net Asset Value and offering price per share ($1,792,996 ÷ 111,792 shares)A	$ 16.04

Class C: Net Asset Value and offering price per share ($5,308,913 ÷ 332,297 shares)A	$ 15.98

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($666,276,970 ÷ 40,976,495 shares)	$ 16.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,506,700 ÷ 216,448 shares)	$ 16.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 7,017,092
Interest		55
Income from Fidelity Central Funds		19,032
Total income		7,036,179

Expenses
Management fee Basic fee	$ 3,308,881
Performance adjustment	(48,741)
Transfer agent fees	1,682,005
Distribution and service plan fees	127,121
Accounting and security lending fees	221,770
Custodian fees and expenses	28,636
Independent trustees' compensation	3,243
Registration fees	122,043
Audit	55,963
Legal	2,266
Miscellaneous	7,065
Total expenses before reductions	5,510,252
Expense reductions	(26,114)	5,484,138
Net investment income (loss)		1,552,041
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		100,225,944
Change in net unrealized appreciation (depreciation) on investment securities		59,481,106
Net gain (loss)		159,707,050
Net increase (decrease) in net assets resulting from operations		$ 161,259,091

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,552,041	$ 3,858,596
Net realized gain (loss)	100,225,944	26,717,625
Change in net unrealized appreciation (depreciation)	59,481,106	139,387,730
Net increase (decrease) in net assets resulting from operations	161,259,091	169,963,951
Distributions to shareholders from net investment income	(2,444,386)	(4,284,750)
Share transactions - net increase (decrease)	57,906,539	(45,044,410)
Redemption fees	31,710	14,039
Total increase (decrease) in net assets	216,752,954	120,648,830

Net Assets
Beginning of period	490,733,788	370,084,958
End of period (including distributions in excess of net investment income of $543,496 and $0, respectively)	$ 707,486,742	$ 490,733,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	- J	.07	.09	.03
Net realized and unrealized gain (loss)	3.85	3.84	(6.47)	(1.78)
Total from investment operations	3.85	3.91	(6.38)	(1.75)
Distributions from net investment income	(.04)	(.09)	(.14)	(.06)
Distributions from net realized gain	-	-	- J	(.77)
Total distributions	(.04)	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Total Return B, C, D	31.14%	45.79%	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.17%	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.17%	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.17%	1.20%	1.12%	1.13% A
Net investment income (loss)	.02%	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,608	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.34	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.03)	.04	.06	(.02)
Net realized and unrealized gain (loss)	3.83	3.84	(6.46)	(1.76)
Total from investment operations	3.80	3.88	(6.40)	(1.78)
Distributions from net investment income	-	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	-	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Total Return B, C, D	30.79%	45.44%	(42.57)%	(10.46)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.43%	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.43%	1.46%	1.38%	1.39% A
Net investment income (loss)	(.24)%	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,993	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.32	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.10)	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	3.82	3.82	(6.40)	(1.76)
Total from investment operations	3.72	3.81	(6.41)	(1.86)
Distributions from net investment income	-	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	-	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Total Return B, C, D	30.19%	44.61%	(42.79)%	(10.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.93%	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.93%	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.92%	1.96%	1.87%	1.89% A
Net investment income (loss)	(.74)%	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,793	$ 1,154	$ 763	$ 1,304
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.27	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.10)	(.01)	-	(.10)
Net realized and unrealized gain (loss)	3.81	3.80	(6.41)	(1.77)
Total from investment operations	3.71	3.79	(6.41)	(1.87)
Distributions from net investment income	-	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	-	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Total Return B, C, D	30.24%	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.93%	1.96%	1.86%	1.90% A
Expenses net of fee waivers, if any	1.93%	1.96%	1.86%	1.90% A
Expenses net of all reductions	1.92%	1.95%	1.86%	1.90% A
Net investment income (loss)	(.73)%	(.13)%	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,309	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.41	$ 8.57	$ 15.09	$ 17.18	$ 15.65
Income from Investment Operations
Net investment income (loss) B	.04	.09	.13	.08	.09
Net realized and unrealized gain (loss)	3.87	3.86	(6.49)	(1.34)	1.98
Total from investment operations	3.91	3.95	(6.36)	(1.26)	2.07
Distributions from net investment income	(.06)	(.11)	(.16)	(.06)	(.09)
Distributions from net realized gain	-	-	- F	(.77)	(.45)
Total distributions	(.06)	(.11)	(.16)	(.83)	(.54)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18
Total Return A	31.51%	46.06%	(42.19)%	(7.67)%	13.48%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.95%	.85%	.83%	.84%
Expenses net of fee waivers, if any	.91%	.95%	.84%	.82%	.84%
Expenses net of all reductions	.90%	.94%	.84%	.82%	.84%
Net investment income (loss)	.28%	.88%	.99%	.47%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 666,277	$ 469,476	$ 358,380	$ 737,234	$ 678,794
Portfolio turnover rate D	133%	202%	268%	264%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.36	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.04	.10	.12	.07
Net realized and unrealized gain (loss)	3.85	3.84	(6.48)	(1.78)
Total from investment operations	3.89	3.94	(6.36)	(1.71)
Distributions from net investment income	(.05)	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	(.05)	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-	-	-
Net asset value, end of period	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Total Return B, C	31.51%	46.12%	(42.26)%	(10.06)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.92%	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.92%	.96%	.87%	.89% A
Expenses net of all reductions	.92%	.95%	.87%	.88% A
Net investment income (loss)	.27%	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,507	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 115,620,365
Gross unrealized depreciation	(5,549,848)
Net unrealized appreciation (depreciation) on securities and other investments	$ 110,070,517
Tax Cost	$ 604,308,612

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (130,979,078)
Net unrealized appreciation (depreciation)	$ 110,070,517

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 2,444,386	$ 4,284,750

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $835,828,955 and $776,614,629, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 43,108	$ 981
Class T	.25%	.25%	28,478	-
Class B	.75%	.25%	17,447	13,085
Class C	.75%	.25%	38,088	13,357
			$ 127,121	$ 27,423

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,152
Class T	2,579
Class B*	1,819
Class C*	146
$ 16,696

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 51,670.30
Class T	17,617.31
Class B	5,294.30
Class C	11,551.30
Mid Cap Value	1,585,573.28
Institutional Class	10,300.30
	$ 1,682,005

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,457 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,186 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,521. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $26,114 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net investment income
Class A	$ 48,967	$ 74,628
Class T	-	21,222
Class B	-	1,384
Class C	-	3,068
Mid Cap Value	2,383,138	4,156,210
Institutional Class	12,281	28,238
Total	$ 2,444,386	$ 4,284,750

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	979,279	405,327	$ 13,831,042	$ 4,046,751
Reinvestment of distributions	2,902	5,669	45,422	70,300
Shares redeemed	(383,036)	(299,931)	(5,416,268)	(3,199,239)
Net increase (decrease)	599,145	111,065	$ 8,460,196	$ 917,812
Class T
Shares sold	277,811	131,444	$ 3,916,314	$ 1,389,171
Reinvestment of distributions	-	1,669	-	20,679
Shares redeemed	(169,622)	(90,831)	(2,442,521)	(912,462)
Net increase (decrease)	108,189	42,282	$ 1,473,793	$ 497,388
Class B
Shares sold	68,215	30,513	$ 957,007	$ 313,997
Reinvestment of distributions	-	109	-	1,344
Shares redeemed	(50,071)	(26,417)	(730,358)	(267,301)
Net increase (decrease)	18,144	4,205	$ 226,649	$ 48,040
Class C
Shares sold	223,953	109,584	$ 3,145,394	$ 1,171,720
Reinvestment of distributions	-	231	-	2,846
Shares redeemed	(78,488)	(67,939)	(1,108,959)	(709,535)
Net increase (decrease)	145,465	41,876	$ 2,036,435	$ 465,031
Mid Cap Value
Shares sold	14,676,423	9,409,750	$ 210,466,358	$ 90,681,785
Reinvestment of distributions	146,967	323,763	2,313,260	4,034,150
Shares redeemed	(11,678,158)	(13,731,872)	(166,435,604)	(143,397,630)
Net increase (decrease)	3,145,232	(3,998,359)	$ 46,344,014	$ (48,681,695)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Institutional Class
Shares sold	152,312	206,853	$ 2,150,351	$ 2,282,721
Reinvestment of distributions	744	2,075	11,662	25,751
Shares redeemed	(192,350)	(57,780)	(2,796,561)	(599,458)
Net increase (decrease)	(39,294)	151,148	$ (634,548)	$ 1,709,014

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (53)

Year of Election or Appointment: 2011.
Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Busters, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Mid Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Mid Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

MCV-UANN-0311
1.900179.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Mid Cap Value
Fund - Class A, Class T, Class B
and Class C

Annual Report

January 31, 2011

Class A, Class T, Class B, and Class C are classes of Fidelity®
Mid Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge) B	23.60%	1.63%	7.29%
Class T (incl. 3.50% sales charge) C	26.22%	1.91%	7.44%
Class B (incl. contingent deferred sales charge) D	25.19%	1.88%	7.64%
Class C (incl. contingent deferred sales charge) E	29.24%	2.24%	7.63%

A From November 15, 2001.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Class A on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Class A took place on February 13, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 31.14%, 30.79%, 30.19% and 30.24%, respectively (excluding sales charges), versus 31.13% for the Russell Midcap® Value Index. Strong security selection in industrials, materials and telecommunication services, as well as solid positioning in consumer discretionary, added the most. Within industrials, favorable stock picking in capital goods and transportation drove results, as did a modest overweighting in the former category. Within consumer discretionary, stock choices and a moderate overweighting in automobiles/components, and beneficial positioning in consumer durables/apparel, rounded out the top-contributing groups. Leading individual contributors included active and passive safety equipment supplier TRW Automotive Holdings and diesel engine manufacturer Cummins. On the downside, security selection in energy and utilities detracted the most, followed by adverse positioning in consumer staples and pockets of financials. Within consumer staples, weak positioning in household/personal products hurt the most, while in financials, stock picking in diversified financials and an underweighting in real estate were the primary detractors. Individual detractors included coal mine operator Massey Energy and offshore drilling platform operator Helix Energy Solutions Group. I sold Massey Energy and Helix Energy Solutions Group during the period.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund: For the year, the fund's Institutional Class shares returned 31.51%, edging past the 31.13% gain of the Russell Midcap® Value Index. Strong security selection in industrials, materials and telecommunication services, as well as solid positioning in consumer discretionary, added the most. Within industrials, favorable stock picking in capital goods and transportation drove results, as did a modest overweighting in the former category. Within consumer discretionary, stock choices and a moderate overweighting in automobiles/components, and beneficial positioning in consumer durables/apparel, rounded out the top-contributing groups. Leading individual contributors included active and passive safety equipment supplier TRW Automotive Holdings and diesel engine manufacturer Cummins. On the downside, security selection in energy and utilities detracted the most, followed by adverse positioning in consumer staples and pockets of financials. Within consumer staples, weak positioning in household/personal products hurt the most, while in financials, stock picking in diversified financials and an underweighting in real estate were the primary detractors. Individual detractors included coal mine operator Massey Energy and offshore drilling platform operator Helix Energy Solutions Group. I sold Massey Energy and Helix Energy Solutions Group during the period.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	1.17%
Actual		$ 1,000.00	$ 1,193.50	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,019.31	$ 5.96
Class T	1.43%
Actual		$ 1,000.00	$ 1,192.00	$ 7.90
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class B	1.92%
Actual		$ 1,000.00	$ 1,189.90	$ 10.60
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.92%
Actual		$ 1,000.00	$ 1,189.90	$ 10.60
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Mid Cap Value	.89%
Actual		$ 1,000.00	$ 1,195.70	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,195.20	$ 5.04
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
SunTrust Banks, Inc.	1.8	1.7
Discover Financial Services	1.5	1.0
Macy's, Inc.	1.4	1.2
Whiting Petroleum Corp.	1.4	0.0
Lincoln National Corp.	1.4	1.5
Regions Financial Corp.	1.4	1.6
Unum Group	1.4	1.4
Vornado Realty Trust	1.4	1.7
Ventas, Inc.	1.3	1.3
SL Green Realty Corp.	1.3	1.3
	14.3
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.3	29.4
Energy	12.4	11.0
Utilities	11.3	12.0
Industrials	10.8	10.7
Consumer Discretionary	10.4	10.5
Asset Allocation (% of fund's net assets)
As of January 31, 2011*		As of July 31, 2010**
	Stocks 99.9%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	8.6%	** Foreign investments	5.6%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 2.0%
Autoliv, Inc.	85,700	$ 6,581,760
TRW Automotive Holdings Corp. (a)	130,700	7,797,562
		14,379,322
Household Durables - 0.7%
Jarden Corp.	137,300	4,654,470
Media - 2.4%
Interpublic Group of Companies, Inc. (a)	483,400	5,167,546
Valassis Communications, Inc. (a)	114,200	3,464,828
Virgin Media, Inc.	317,700	7,993,332
		16,625,706
Multiline Retail - 1.4%
Macy's, Inc.	431,400	9,986,910
Specialty Retail - 2.2%
Foot Locker, Inc.	255,600	4,565,016
GameStop Corp. Class A (a)(d)	221,100	4,658,577
Signet Jewelers Ltd. (a)	155,400	6,601,392
		15,824,985
Textiles, Apparel & Luxury Goods - 1.7%
Hanesbrands, Inc. (a)	264,600	6,091,092
Phillips-Van Heusen Corp.	99,500	5,807,815
		11,898,907
TOTAL CONSUMER DISCRETIONARY		73,370,300
CONSUMER STAPLES - 6.1%
Beverages - 3.1%
Coca-Cola Enterprises, Inc.	182,500	4,591,700
Constellation Brands, Inc. Class A (sub. vtg.) (a)	243,600	4,681,992
Dr Pepper Snapple Group, Inc.	154,100	5,459,763
Molson Coors Brewing Co. Class B	157,000	7,358,590
		22,092,045
Food Products - 3.0%
Bunge Ltd.	98,600	6,711,702
Dean Foods Co. (a)	423,200	4,295,480
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Smithfield Foods, Inc. (a)	219,800	$ 4,376,218
The J.M. Smucker Co.	96,600	6,004,656
		21,388,056
TOTAL CONSUMER STAPLES		43,480,101
ENERGY - 12.4%
Energy Equipment & Services - 5.3%
Noble Corp.	188,600	7,213,950
Oceaneering International, Inc. (a)	66,300	5,120,349
Oil States International, Inc. (a)	123,400	8,361,584
Rowan Companies, Inc. (a)	239,500	8,210,060
Superior Energy Services, Inc. (a)	232,600	8,168,912
		37,074,855
Oil, Gas & Consumable Fuels - 7.1%
Cimarex Energy Co.	70,400	7,330,752
Hess Corp.	86,700	7,293,204
Holly Corp.	104,300	5,118,001
Murphy Oil Corp.	111,600	7,399,080
Sunoco, Inc.	122,000	5,178,900
Tesoro Corp. (a)	422,400	8,131,200
Whiting Petroleum Corp. (a)	78,800	9,950,864
		50,402,001
TOTAL ENERGY		87,476,856
FINANCIALS - 29.3%
Capital Markets - 0.9%
Invesco Ltd.	254,000	6,283,960
Commercial Banks - 7.7%
CIT Group, Inc. (a)	179,600	8,565,124
City National Corp.	128,000	7,397,120
Comerica, Inc.	225,200	8,602,640
Huntington Bancshares, Inc.	1,020,900	7,391,316
Regions Financial Corp.	1,389,000	9,861,900
SunTrust Banks, Inc.	405,700	12,345,451
		54,163,551
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 2.4%
Discover Financial Services	525,600	$ 10,822,104
SLM Corp. (a)	410,700	5,918,187
		16,740,291
Insurance - 9.9%
AFLAC, Inc.	117,300	6,754,134
Axis Capital Holdings Ltd.	222,700	7,923,666
CNO Financial Group, Inc. (a)	998,500	6,320,505
Delphi Financial Group, Inc. Class A	233,200	6,711,496
Endurance Specialty Holdings Ltd.	161,525	7,509,297
Genworth Financial, Inc. Class A (a)	381,400	5,175,598
Lincoln National Corp.	342,400	9,874,816
Unum Group	389,600	9,716,624
Validus Holdings Ltd.	137,600	4,183,040
XL Capital Ltd. Class A	268,500	6,154,020
		70,323,196
Real Estate Investment Trusts - 7.9%
Colonial Properties Trust (SBI)	268,200	5,146,758
ProLogis Trust	419,200	6,254,464
SL Green Realty Corp.	124,500	9,058,620
The Macerich Co.	181,134	8,813,980
Ventas, Inc.	167,900	9,311,734
Vornado Realty Trust	108,300	9,540,147
Weyerhaeuser Co.	335,100	7,767,618
		55,893,321
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	159,800	3,545,962
TOTAL FINANCIALS		206,950,281
HEALTH CARE - 5.2%
Biotechnology - 0.7%
Cephalon, Inc. (a)	85,200	5,033,616
Health Care Equipment & Supplies - 1.2%
Cooper Companies, Inc.	75,200	4,311,968
Kinetic Concepts, Inc. (a)	93,700	4,322,381
		8,634,349
Health Care Providers & Services - 2.5%
CIGNA Corp.	177,000	7,437,540
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Humana, Inc. (a)	117,500	$ 6,811,475
McKesson Corp.	47,300	3,555,541
		17,804,556
Pharmaceuticals - 0.8%
Watson Pharmaceuticals, Inc. (a)	101,900	5,555,588
TOTAL HEALTH CARE		37,028,109
INDUSTRIALS - 10.8%
Aerospace & Defense - 0.9%
Goodrich Corp.	67,900	6,153,098
Airlines - 0.8%
United Continental Holdings, Inc. (a)	214,850	5,457,190
Construction & Engineering - 2.2%
Fluor Corp.	130,300	9,015,457
URS Corp. (a)	147,300	6,547,485
		15,562,942
Electrical Equipment - 0.8%
General Cable Corp. (a)	155,900	5,769,859
Industrial Conglomerates - 1.1%
Textron, Inc.	303,100	7,968,499
Machinery - 4.5%
Cummins, Inc.	49,800	5,272,824
Ingersoll-Rand Co. Ltd.	184,300	8,698,960
Navistar International Corp. (a)	109,400	7,094,590
Oshkosh Co. (a)	96,200	3,646,942
Timken Co.	147,300	6,926,046
		31,639,362
Road & Rail - 0.5%
Hertz Global Holdings, Inc. (a)	254,400	3,742,224
TOTAL INDUSTRIALS		76,293,174
INFORMATION TECHNOLOGY - 7.1%
Computers & Peripherals - 1.5%
NCR Corp. (a)	216,500	3,550,600
Western Digital Corp. (a)	203,100	6,909,462
		10,460,062
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.9%
Avnet, Inc. (a)	152,500	$ 5,432,050
Jabil Circuit, Inc.	191,700	3,874,257
Vishay Intertechnology, Inc. (a)	232,000	3,828,000
		13,134,307
IT Services - 0.9%
Computer Sciences Corp.	124,000	6,607,960
Office Electronics - 1.2%
Xerox Corp.	795,000	8,442,900
Semiconductors & Semiconductor Equipment - 1.0%
Micron Technology, Inc. (a)	703,700	7,416,998
Software - 0.6%
CA, Inc.	176,400	4,198,320
TOTAL INFORMATION TECHNOLOGY		50,260,547
MATERIALS - 5.7%
Chemicals - 3.2%
Ashland, Inc.	114,100	6,624,646
CF Industries Holdings, Inc.	33,000	4,456,320
Huntsman Corp.	273,500	4,761,635
Solutia, Inc. (a)	147,119	3,445,527
W.R. Grace & Co. (a)	94,700	3,360,903
		22,649,031
Containers & Packaging - 0.8%
Ball Corp.	73,800	5,249,394
Metals & Mining - 1.7%
Cliffs Natural Resources, Inc.	41,000	3,503,860
Reliance Steel & Aluminum Co.	90,400	4,727,016
Walter Energy, Inc.	31,200	4,064,424
		12,295,300
TOTAL MATERIALS		40,193,725
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.0%
Qwest Communications International, Inc.	1,064,700	7,591,311
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
MetroPCS Communications, Inc. (a)	315,800	$ 4,083,294
TOTAL TELECOMMUNICATION SERVICES		11,674,605
UTILITIES - 11.3%
Electric Utilities - 4.1%
Edison International	244,900	8,884,972
Great Plains Energy, Inc.	382,200	7,521,696
NV Energy, Inc.	327,900	4,711,923
PPL Corp.	302,500	7,801,475
		28,920,066
Gas Utilities - 1.8%
Questar Corp.	351,400	6,124,902
UGI Corp.	202,100	6,335,835
		12,460,737
Independent Power Producers & Energy Traders - 0.9%
AES Corp. (a)	498,300	6,178,920
Multi-Utilities - 4.5%
Alliant Energy Corp.	212,200	7,885,352
CMS Energy Corp.	270,900	5,282,550
Integrys Energy Group, Inc.	95,600	4,549,604
Sempra Energy	150,400	7,831,328
TECO Energy, Inc.	361,500	6,655,215
		32,204,049
TOTAL UTILITIES		79,763,772
TOTAL COMMON STOCKS (Cost $594,590,077)		706,491,470
Money Market Funds - 1.1%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	4,322,959	$ 4,322,959
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	3,564,700	3,564,700
TOTAL MONEY MARKET FUNDS (Cost $7,887,659)		7,887,659
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $602,477,736)		714,379,129
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(6,892,387)
NET ASSETS - 100%		$ 707,486,742
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,511
Fidelity Securities Lending Cash Central Fund	11,521
Total	$ 19,032
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $130,979,078 of which $45,778,985 and $85,200,093 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $3,493,406) - See accompanying schedule: Unaffiliated issuers (cost $594,590,077)	$ 706,491,470
Fidelity Central Funds (cost $7,887,659)	7,887,659
Total Investments (cost $602,477,736)		$ 714,379,129
Receivable for investments sold		8,572,831
Receivable for fund shares sold		1,992,911
Dividends receivable		245,926
Distributions receivable from Fidelity Central Funds		815
Prepaid expenses		1,442
Other receivables		9,003
Total assets		725,202,057

Liabilities
Payable for investments purchased	$ 9,256,014
Payable for fund shares redeemed	4,322,908
Accrued management fee	333,045
Distribution and service plan fees payable	13,707
Other affiliated payables	175,175
Other payables and accrued expenses	49,766
Collateral on securities loaned, at value	3,564,700
Total liabilities		17,715,315

Net Assets		$ 707,486,742
Net Assets consist of:
Paid in capital		$ 728,938,799
Distributions in excess of net investment income		(543,496)
Accumulated undistributed net realized gain (loss) on investments		(132,809,954)
Net unrealized appreciation (depreciation) on investments		111,901,393
Net Assets		$ 707,486,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,608,443 ÷ 1,460,654 shares)	$ 16.16

Maximum offering price per share (100/94.25 of $16.16)	$ 17.15
Class T: Net Asset Value and redemption price per share ($6,992,720 ÷ 433,166 shares)	$ 16.14

Maximum offering price per share (100/96.50 of $16.14)	$ 16.73
Class B: Net Asset Value and offering price per share ($1,792,996 ÷ 111,792 shares)A	$ 16.04

Class C: Net Asset Value and offering price per share ($5,308,913 ÷ 332,297 shares)A	$ 15.98

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($666,276,970 ÷ 40,976,495 shares)	$ 16.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,506,700 ÷ 216,448 shares)	$ 16.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 7,017,092
Interest		55
Income from Fidelity Central Funds		19,032
Total income		7,036,179

Expenses
Management fee Basic fee	$ 3,308,881
Performance adjustment	(48,741)
Transfer agent fees	1,682,005
Distribution and service plan fees	127,121
Accounting and security lending fees	221,770
Custodian fees and expenses	28,636
Independent trustees' compensation	3,243
Registration fees	122,043
Audit	55,963
Legal	2,266
Miscellaneous	7,065
Total expenses before reductions	5,510,252
Expense reductions	(26,114)	5,484,138
Net investment income (loss)		1,552,041
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		100,225,944
Change in net unrealized appreciation (depreciation) on investment securities		59,481,106
Net gain (loss)		159,707,050
Net increase (decrease) in net assets resulting from operations		$ 161,259,091

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,552,041	$ 3,858,596
Net realized gain (loss)	100,225,944	26,717,625
Change in net unrealized appreciation (depreciation)	59,481,106	139,387,730
Net increase (decrease) in net assets resulting from operations	161,259,091	169,963,951
Distributions to shareholders from net investment income	(2,444,386)	(4,284,750)
Share transactions - net increase (decrease)	57,906,539	(45,044,410)
Redemption fees	31,710	14,039
Total increase (decrease) in net assets	216,752,954	120,648,830

Net Assets
Beginning of period	490,733,788	370,084,958
End of period (including distributions in excess of net investment income of $543,496 and $0, respectively)	$ 707,486,742	$ 490,733,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	- J	.07	.09	.03
Net realized and unrealized gain (loss)	3.85	3.84	(6.47)	(1.78)
Total from investment operations	3.85	3.91	(6.38)	(1.75)
Distributions from net investment income	(.04)	(.09)	(.14)	(.06)
Distributions from net realized gain	-	-	- J	(.77)
Total distributions	(.04)	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Total Return B, C, D	31.14%	45.79%	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.17%	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.17%	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.17%	1.20%	1.12%	1.13% A
Net investment income (loss)	.02%	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,608	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.34	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.03)	.04	.06	(.02)
Net realized and unrealized gain (loss)	3.83	3.84	(6.46)	(1.76)
Total from investment operations	3.80	3.88	(6.40)	(1.78)
Distributions from net investment income	-	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	-	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Total Return B, C, D	30.79%	45.44%	(42.57)%	(10.46)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.43%	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.43%	1.46%	1.38%	1.39% A
Net investment income (loss)	(.24)%	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,993	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.32	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.10)	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	3.82	3.82	(6.40)	(1.76)
Total from investment operations	3.72	3.81	(6.41)	(1.86)
Distributions from net investment income	-	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	-	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Total Return B, C, D	30.19%	44.61%	(42.79)%	(10.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.93%	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.93%	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.92%	1.96%	1.87%	1.89% A
Net investment income (loss)	(.74)%	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,793	$ 1,154	$ 763	$ 1,304
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.27	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.10)	(.01)	-	(.10)
Net realized and unrealized gain (loss)	3.81	3.80	(6.41)	(1.77)
Total from investment operations	3.71	3.79	(6.41)	(1.87)
Distributions from net investment income	-	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	-	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Total Return B, C, D	30.24%	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.93%	1.96%	1.86%	1.90% A
Expenses net of fee waivers, if any	1.93%	1.96%	1.86%	1.90% A
Expenses net of all reductions	1.92%	1.95%	1.86%	1.90% A
Net investment income (loss)	(.73)%	(.13)%	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,309	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.41	$ 8.57	$ 15.09	$ 17.18	$ 15.65
Income from Investment Operations
Net investment income (loss) B	.04	.09	.13	.08	.09
Net realized and unrealized gain (loss)	3.87	3.86	(6.49)	(1.34)	1.98
Total from investment operations	3.91	3.95	(6.36)	(1.26)	2.07
Distributions from net investment income	(.06)	(.11)	(.16)	(.06)	(.09)
Distributions from net realized gain	-	-	- F	(.77)	(.45)
Total distributions	(.06)	(.11)	(.16)	(.83)	(.54)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18
Total Return A	31.51%	46.06%	(42.19)%	(7.67)%	13.48%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.95%	.85%	.83%	.84%
Expenses net of fee waivers, if any	.91%	.95%	.84%	.82%	.84%
Expenses net of all reductions	.90%	.94%	.84%	.82%	.84%
Net investment income (loss)	.28%	.88%	.99%	.47%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 666,277	$ 469,476	$ 358,380	$ 737,234	$ 678,794
Portfolio turnover rate D	133%	202%	268%	264%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.36	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.04	.10	.12	.07
Net realized and unrealized gain (loss)	3.85	3.84	(6.48)	(1.78)
Total from investment operations	3.89	3.94	(6.36)	(1.71)
Distributions from net investment income	(.05)	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	(.05)	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-	-	-
Net asset value, end of period	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Total Return B, C	31.51%	46.12%	(42.26)%	(10.06)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.92%	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.92%	.96%	.87%	.89% A
Expenses net of all reductions	.92%	.95%	.87%	.88% A
Net investment income (loss)	.27%	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,507	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 115,620,365
Gross unrealized depreciation	(5,549,848)
Net unrealized appreciation (depreciation) on securities and other investments	$ 110,070,517
Tax Cost	$ 604,308,612

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (130,979,078)
Net unrealized appreciation (depreciation)	$ 110,070,517

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 2,444,386	$ 4,284,750

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $835,828,955 and $776,614,629, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 43,108	$ 981
Class T	.25%	.25%	28,478	-
Class B	.75%	.25%	17,447	13,085
Class C	.75%	.25%	38,088	13,357
			$ 127,121	$ 27,423

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,152
Class T	2,579
Class B*	1,819
Class C*	146
$ 16,696

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 51,670.30
Class T	17,617.31
Class B	5,294.30
Class C	11,551.30
Mid Cap Value	1,585,573.28
Institutional Class	10,300.30
	$ 1,682,005

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,457 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,186 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,521. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $26,114 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net investment income
Class A	$ 48,967	$ 74,628
Class T	-	21,222
Class B	-	1,384
Class C	-	3,068
Mid Cap Value	2,383,138	4,156,210
Institutional Class	12,281	28,238
Total	$ 2,444,386	$ 4,284,750

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	979,279	405,327	$ 13,831,042	$ 4,046,751
Reinvestment of distributions	2,902	5,669	45,422	70,300
Shares redeemed	(383,036)	(299,931)	(5,416,268)	(3,199,239)
Net increase (decrease)	599,145	111,065	$ 8,460,196	$ 917,812
Class T
Shares sold	277,811	131,444	$ 3,916,314	$ 1,389,171
Reinvestment of distributions	-	1,669	-	20,679
Shares redeemed	(169,622)	(90,831)	(2,442,521)	(912,462)
Net increase (decrease)	108,189	42,282	$ 1,473,793	$ 497,388
Class B
Shares sold	68,215	30,513	$ 957,007	$ 313,997
Reinvestment of distributions	-	109	-	1,344
Shares redeemed	(50,071)	(26,417)	(730,358)	(267,301)
Net increase (decrease)	18,144	4,205	$ 226,649	$ 48,040
Class C
Shares sold	223,953	109,584	$ 3,145,394	$ 1,171,720
Reinvestment of distributions	-	231	-	2,846
Shares redeemed	(78,488)	(67,939)	(1,108,959)	(709,535)
Net increase (decrease)	145,465	41,876	$ 2,036,435	$ 465,031
Mid Cap Value
Shares sold	14,676,423	9,409,750	$ 210,466,358	$ 90,681,785
Reinvestment of distributions	146,967	323,763	2,313,260	4,034,150
Shares redeemed	(11,678,158)	(13,731,872)	(166,435,604)	(143,397,630)
Net increase (decrease)	3,145,232	(3,998,359)	$ 46,344,014	$ (48,681,695)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Institutional Class
Shares sold	152,312	206,853	$ 2,150,351	$ 2,282,721
Reinvestment of distributions	744	2,075	11,662	25,751
Shares redeemed	(192,350)	(57,780)	(2,796,561)	(599,458)
Net increase (decrease)	(39,294)	151,148	$ (634,548)	$ 1,709,014

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (53)

Year of Election or Appointment: 2011.
Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Busters, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCV-UANN-0311
1.838439.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®
Mid Cap Value
Fund - Institutional Class

Annual Report

January 31, 2011

Institutional Class is a class of
Fidelity® Mid Cap Value Fund

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Life of fundA
Institutional Class B	31.51%	3.05%	8.09%

A From November 15, 2001.

B The initial offering of Institutional Class shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Institutional Class on November 15, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period. The initial offering of Institutional Class took place on February 13, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 31.14%, 30.79%, 30.19% and 30.24%, respectively (excluding sales charges), versus 31.13% for the Russell Midcap® Value Index. Strong security selection in industrials, materials and telecommunication services, as well as solid positioning in consumer discretionary, added the most. Within industrials, favorable stock picking in capital goods and transportation drove results, as did a modest overweighting in the former category. Within consumer discretionary, stock choices and a moderate overweighting in automobiles/components, and beneficial positioning in consumer durables/apparel, rounded out the top-contributing groups. Leading individual contributors included active and passive safety equipment supplier TRW Automotive Holdings and diesel engine manufacturer Cummins. On the downside, security selection in energy and utilities detracted the most, followed by adverse positioning in consumer staples and pockets of financials. Within consumer staples, weak positioning in household/personal products hurt the most, while in financials, stock picking in diversified financials and an underweighting in real estate were the primary detractors. Individual detractors included coal mine operator Massey Energy and offshore drilling platform operator Helix Energy Solutions Group. I sold Massey Energy and Helix Energy Solutions Group during the period.

Comments from Bruce Dirks, Portfolio Manager of Fidelity Advisor® Mid Cap Value Fund: For the year, the fund's Institutional Class shares returned 31.51%, edging past the 31.13% gain of the Russell Midcap® Value Index. Strong security selection in industrials, materials and telecommunication services, as well as solid positioning in consumer discretionary, added the most. Within industrials, favorable stock picking in capital goods and transportation drove results, as did a modest overweighting in the former category. Within consumer discretionary, stock choices and a moderate overweighting in automobiles/components, and beneficial positioning in consumer durables/apparel, rounded out the top-contributing groups. Leading individual contributors included active and passive safety equipment supplier TRW Automotive Holdings and diesel engine manufacturer Cummins. On the downside, security selection in energy and utilities detracted the most, followed by adverse positioning in consumer staples and pockets of financials. Within consumer staples, weak positioning in household/personal products hurt the most, while in financials, stock picking in diversified financials and an underweighting in real estate were the primary detractors. Individual detractors included coal mine operator Massey Energy and offshore drilling platform operator Helix Energy Solutions Group. I sold Massey Energy and Helix Energy Solutions Group during the period.

Annual Report

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Class A	1.17%
Actual		$ 1,000.00	$ 1,193.50	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,019.31	$ 5.96
Class T	1.43%
Actual		$ 1,000.00	$ 1,192.00	$ 7.90
HypotheticalA		$ 1,000.00	$ 1,018.00	$ 7.27
Class B	1.92%
Actual		$ 1,000.00	$ 1,189.90	$ 10.60
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.92%
Actual		$ 1,000.00	$ 1,189.90	$ 10.60
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Mid Cap Value	.89%
Actual		$ 1,000.00	$ 1,195.70	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Institutional Class	.91%
Actual		$ 1,000.00	$ 1,195.20	$ 5.04
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
SunTrust Banks, Inc.	1.8	1.7
Discover Financial Services	1.5	1.0
Macy's, Inc.	1.4	1.2
Whiting Petroleum Corp.	1.4	0.0
Lincoln National Corp.	1.4	1.5
Regions Financial Corp.	1.4	1.6
Unum Group	1.4	1.4
Vornado Realty Trust	1.4	1.7
Ventas, Inc.	1.3	1.3
SL Green Realty Corp.	1.3	1.3
	14.3
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.3	29.4
Energy	12.4	11.0
Utilities	11.3	12.0
Industrials	10.8	10.7
Consumer Discretionary	10.4	10.5
Asset Allocation (% of fund's net assets)
As of January 31, 2011*		As of July 31, 2010**
	Stocks 99.9%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.1%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	8.6%	** Foreign investments	5.6%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 2.0%
Autoliv, Inc.	85,700	$ 6,581,760
TRW Automotive Holdings Corp. (a)	130,700	7,797,562
		14,379,322
Household Durables - 0.7%
Jarden Corp.	137,300	4,654,470
Media - 2.4%
Interpublic Group of Companies, Inc. (a)	483,400	5,167,546
Valassis Communications, Inc. (a)	114,200	3,464,828
Virgin Media, Inc.	317,700	7,993,332
		16,625,706
Multiline Retail - 1.4%
Macy's, Inc.	431,400	9,986,910
Specialty Retail - 2.2%
Foot Locker, Inc.	255,600	4,565,016
GameStop Corp. Class A (a)(d)	221,100	4,658,577
Signet Jewelers Ltd. (a)	155,400	6,601,392
		15,824,985
Textiles, Apparel & Luxury Goods - 1.7%
Hanesbrands, Inc. (a)	264,600	6,091,092
Phillips-Van Heusen Corp.	99,500	5,807,815
		11,898,907
TOTAL CONSUMER DISCRETIONARY		73,370,300
CONSUMER STAPLES - 6.1%
Beverages - 3.1%
Coca-Cola Enterprises, Inc.	182,500	4,591,700
Constellation Brands, Inc. Class A (sub. vtg.) (a)	243,600	4,681,992
Dr Pepper Snapple Group, Inc.	154,100	5,459,763
Molson Coors Brewing Co. Class B	157,000	7,358,590
		22,092,045
Food Products - 3.0%
Bunge Ltd.	98,600	6,711,702
Dean Foods Co. (a)	423,200	4,295,480
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Smithfield Foods, Inc. (a)	219,800	$ 4,376,218
The J.M. Smucker Co.	96,600	6,004,656
		21,388,056
TOTAL CONSUMER STAPLES		43,480,101
ENERGY - 12.4%
Energy Equipment & Services - 5.3%
Noble Corp.	188,600	7,213,950
Oceaneering International, Inc. (a)	66,300	5,120,349
Oil States International, Inc. (a)	123,400	8,361,584
Rowan Companies, Inc. (a)	239,500	8,210,060
Superior Energy Services, Inc. (a)	232,600	8,168,912
		37,074,855
Oil, Gas & Consumable Fuels - 7.1%
Cimarex Energy Co.	70,400	7,330,752
Hess Corp.	86,700	7,293,204
Holly Corp.	104,300	5,118,001
Murphy Oil Corp.	111,600	7,399,080
Sunoco, Inc.	122,000	5,178,900
Tesoro Corp. (a)	422,400	8,131,200
Whiting Petroleum Corp. (a)	78,800	9,950,864
		50,402,001
TOTAL ENERGY		87,476,856
FINANCIALS - 29.3%
Capital Markets - 0.9%
Invesco Ltd.	254,000	6,283,960
Commercial Banks - 7.7%
CIT Group, Inc. (a)	179,600	8,565,124
City National Corp.	128,000	7,397,120
Comerica, Inc.	225,200	8,602,640
Huntington Bancshares, Inc.	1,020,900	7,391,316
Regions Financial Corp.	1,389,000	9,861,900
SunTrust Banks, Inc.	405,700	12,345,451
		54,163,551
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 2.4%
Discover Financial Services	525,600	$ 10,822,104
SLM Corp. (a)	410,700	5,918,187
		16,740,291
Insurance - 9.9%
AFLAC, Inc.	117,300	6,754,134
Axis Capital Holdings Ltd.	222,700	7,923,666
CNO Financial Group, Inc. (a)	998,500	6,320,505
Delphi Financial Group, Inc. Class A	233,200	6,711,496
Endurance Specialty Holdings Ltd.	161,525	7,509,297
Genworth Financial, Inc. Class A (a)	381,400	5,175,598
Lincoln National Corp.	342,400	9,874,816
Unum Group	389,600	9,716,624
Validus Holdings Ltd.	137,600	4,183,040
XL Capital Ltd. Class A	268,500	6,154,020
		70,323,196
Real Estate Investment Trusts - 7.9%
Colonial Properties Trust (SBI)	268,200	5,146,758
ProLogis Trust	419,200	6,254,464
SL Green Realty Corp.	124,500	9,058,620
The Macerich Co.	181,134	8,813,980
Ventas, Inc.	167,900	9,311,734
Vornado Realty Trust	108,300	9,540,147
Weyerhaeuser Co.	335,100	7,767,618
		55,893,321
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	159,800	3,545,962
TOTAL FINANCIALS		206,950,281
HEALTH CARE - 5.2%
Biotechnology - 0.7%
Cephalon, Inc. (a)	85,200	5,033,616
Health Care Equipment & Supplies - 1.2%
Cooper Companies, Inc.	75,200	4,311,968
Kinetic Concepts, Inc. (a)	93,700	4,322,381
		8,634,349
Health Care Providers & Services - 2.5%
CIGNA Corp.	177,000	7,437,540
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Humana, Inc. (a)	117,500	$ 6,811,475
McKesson Corp.	47,300	3,555,541
		17,804,556
Pharmaceuticals - 0.8%
Watson Pharmaceuticals, Inc. (a)	101,900	5,555,588
TOTAL HEALTH CARE		37,028,109
INDUSTRIALS - 10.8%
Aerospace & Defense - 0.9%
Goodrich Corp.	67,900	6,153,098
Airlines - 0.8%
United Continental Holdings, Inc. (a)	214,850	5,457,190
Construction & Engineering - 2.2%
Fluor Corp.	130,300	9,015,457
URS Corp. (a)	147,300	6,547,485
		15,562,942
Electrical Equipment - 0.8%
General Cable Corp. (a)	155,900	5,769,859
Industrial Conglomerates - 1.1%
Textron, Inc.	303,100	7,968,499
Machinery - 4.5%
Cummins, Inc.	49,800	5,272,824
Ingersoll-Rand Co. Ltd.	184,300	8,698,960
Navistar International Corp. (a)	109,400	7,094,590
Oshkosh Co. (a)	96,200	3,646,942
Timken Co.	147,300	6,926,046
		31,639,362
Road & Rail - 0.5%
Hertz Global Holdings, Inc. (a)	254,400	3,742,224
TOTAL INDUSTRIALS		76,293,174
INFORMATION TECHNOLOGY - 7.1%
Computers & Peripherals - 1.5%
NCR Corp. (a)	216,500	3,550,600
Western Digital Corp. (a)	203,100	6,909,462
		10,460,062
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.9%
Avnet, Inc. (a)	152,500	$ 5,432,050
Jabil Circuit, Inc.	191,700	3,874,257
Vishay Intertechnology, Inc. (a)	232,000	3,828,000
		13,134,307
IT Services - 0.9%
Computer Sciences Corp.	124,000	6,607,960
Office Electronics - 1.2%
Xerox Corp.	795,000	8,442,900
Semiconductors & Semiconductor Equipment - 1.0%
Micron Technology, Inc. (a)	703,700	7,416,998
Software - 0.6%
CA, Inc.	176,400	4,198,320
TOTAL INFORMATION TECHNOLOGY		50,260,547
MATERIALS - 5.7%
Chemicals - 3.2%
Ashland, Inc.	114,100	6,624,646
CF Industries Holdings, Inc.	33,000	4,456,320
Huntsman Corp.	273,500	4,761,635
Solutia, Inc. (a)	147,119	3,445,527
W.R. Grace & Co. (a)	94,700	3,360,903
		22,649,031
Containers & Packaging - 0.8%
Ball Corp.	73,800	5,249,394
Metals & Mining - 1.7%
Cliffs Natural Resources, Inc.	41,000	3,503,860
Reliance Steel & Aluminum Co.	90,400	4,727,016
Walter Energy, Inc.	31,200	4,064,424
		12,295,300
TOTAL MATERIALS		40,193,725
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.0%
Qwest Communications International, Inc.	1,064,700	7,591,311
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.6%
MetroPCS Communications, Inc. (a)	315,800	$ 4,083,294
TOTAL TELECOMMUNICATION SERVICES		11,674,605
UTILITIES - 11.3%
Electric Utilities - 4.1%
Edison International	244,900	8,884,972
Great Plains Energy, Inc.	382,200	7,521,696
NV Energy, Inc.	327,900	4,711,923
PPL Corp.	302,500	7,801,475
		28,920,066
Gas Utilities - 1.8%
Questar Corp.	351,400	6,124,902
UGI Corp.	202,100	6,335,835
		12,460,737
Independent Power Producers & Energy Traders - 0.9%
AES Corp. (a)	498,300	6,178,920
Multi-Utilities - 4.5%
Alliant Energy Corp.	212,200	7,885,352
CMS Energy Corp.	270,900	5,282,550
Integrys Energy Group, Inc.	95,600	4,549,604
Sempra Energy	150,400	7,831,328
TECO Energy, Inc.	361,500	6,655,215
		32,204,049
TOTAL UTILITIES		79,763,772
TOTAL COMMON STOCKS (Cost $594,590,077)		706,491,470
Money Market Funds - 1.1%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	4,322,959	$ 4,322,959
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	3,564,700	3,564,700
TOTAL MONEY MARKET FUNDS (Cost $7,887,659)		7,887,659
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $602,477,736)		714,379,129
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(6,892,387)
NET ASSETS - 100%		$ 707,486,742
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,511
Fidelity Securities Lending Cash Central Fund	11,521
Total	$ 19,032
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $130,979,078 of which $45,778,985 and $85,200,093 will expire in fiscal 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $3,493,406) - See accompanying schedule: Unaffiliated issuers (cost $594,590,077)	$ 706,491,470
Fidelity Central Funds (cost $7,887,659)	7,887,659
Total Investments (cost $602,477,736)		$ 714,379,129
Receivable for investments sold		8,572,831
Receivable for fund shares sold		1,992,911
Dividends receivable		245,926
Distributions receivable from Fidelity Central Funds		815
Prepaid expenses		1,442
Other receivables		9,003
Total assets		725,202,057

Liabilities
Payable for investments purchased	$ 9,256,014
Payable for fund shares redeemed	4,322,908
Accrued management fee	333,045
Distribution and service plan fees payable	13,707
Other affiliated payables	175,175
Other payables and accrued expenses	49,766
Collateral on securities loaned, at value	3,564,700
Total liabilities		17,715,315

Net Assets		$ 707,486,742
Net Assets consist of:
Paid in capital		$ 728,938,799
Distributions in excess of net investment income		(543,496)
Accumulated undistributed net realized gain (loss) on investments		(132,809,954)
Net unrealized appreciation (depreciation) on investments		111,901,393
Net Assets		$ 707,486,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($23,608,443 ÷ 1,460,654 shares)	$ 16.16

Maximum offering price per share (100/94.25 of $16.16)	$ 17.15
Class T: Net Asset Value and redemption price per share ($6,992,720 ÷ 433,166 shares)	$ 16.14

Maximum offering price per share (100/96.50 of $16.14)	$ 16.73
Class B: Net Asset Value and offering price per share ($1,792,996 ÷ 111,792 shares)A	$ 16.04

Class C: Net Asset Value and offering price per share ($5,308,913 ÷ 332,297 shares)A	$ 15.98

Mid Cap Value: Net Asset Value, offering price and redemption price per share ($666,276,970 ÷ 40,976,495 shares)	$ 16.26

Institutional Class: Net Asset Value, offering price and redemption price per share ($3,506,700 ÷ 216,448 shares)	$ 16.20

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 7,017,092
Interest		55
Income from Fidelity Central Funds		19,032
Total income		7,036,179

Expenses
Management fee Basic fee	$ 3,308,881
Performance adjustment	(48,741)
Transfer agent fees	1,682,005
Distribution and service plan fees	127,121
Accounting and security lending fees	221,770
Custodian fees and expenses	28,636
Independent trustees' compensation	3,243
Registration fees	122,043
Audit	55,963
Legal	2,266
Miscellaneous	7,065
Total expenses before reductions	5,510,252
Expense reductions	(26,114)	5,484,138
Net investment income (loss)		1,552,041
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		100,225,944
Change in net unrealized appreciation (depreciation) on investment securities		59,481,106
Net gain (loss)		159,707,050
Net increase (decrease) in net assets resulting from operations		$ 161,259,091

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,552,041	$ 3,858,596
Net realized gain (loss)	100,225,944	26,717,625
Change in net unrealized appreciation (depreciation)	59,481,106	139,387,730
Net increase (decrease) in net assets resulting from operations	161,259,091	169,963,951
Distributions to shareholders from net investment income	(2,444,386)	(4,284,750)
Share transactions - net increase (decrease)	57,906,539	(45,044,410)
Redemption fees	31,710	14,039
Total increase (decrease) in net assets	216,752,954	120,648,830

Net Assets
Beginning of period	490,733,788	370,084,958
End of period (including distributions in excess of net investment income of $543,496 and $0, respectively)	$ 707,486,742	$ 490,733,788

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.35	$ 8.53	$ 15.05	$ 17.63
Income from Investment Operations
Net investment income (loss) E	- J	.07	.09	.03
Net realized and unrealized gain (loss)	3.85	3.84	(6.47)	(1.78)
Total from investment operations	3.85	3.91	(6.38)	(1.75)
Distributions from net investment income	(.04)	(.09)	(.14)	(.06)
Distributions from net realized gain	-	-	- J	(.77)
Total distributions	(.04)	(.09)	(.14)	(.83)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 16.16	$ 12.35	$ 8.53	$ 15.05
Total Return B, C, D	31.14%	45.79%	(42.40)%	(10.28)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.17%	1.21%	1.12%	1.14% A
Expenses net of fee waivers, if any	1.17%	1.21%	1.12%	1.14% A
Expenses net of all reductions	1.17%	1.20%	1.12%	1.13% A
Net investment income (loss)	.02%	.62%	.71%	.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,608	$ 10,640	$ 6,404	$ 7,445
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.34	$ 8.53	$ 15.04	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.03)	.04	.06	(.02)
Net realized and unrealized gain (loss)	3.83	3.84	(6.46)	(1.76)
Total from investment operations	3.80	3.88	(6.40)	(1.78)
Distributions from net investment income	-	(.07)	(.11)	(.04)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	-	(.07)	(.11)	(.81)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 16.14	$ 12.34	$ 8.53	$ 15.04
Total Return B, C, D	30.79%	45.44%	(42.57)%	(10.46)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.43%	1.47%	1.38%	1.39% A
Expenses net of fee waivers, if any	1.43%	1.47%	1.38%	1.39% A
Expenses net of all reductions	1.43%	1.46%	1.38%	1.39% A
Net investment income (loss)	(.24)%	.36%	.45%	(.10)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,993	$ 4,010	$ 2,413	$ 3,714
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.32	$ 8.53	$ 14.99	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.10)	(.01)	(.01)	(.10)
Net realized and unrealized gain (loss)	3.82	3.82	(6.40)	(1.76)
Total from investment operations	3.72	3.81	(6.41)	(1.86)
Distributions from net investment income	-	(.02)	(.05)	(.01)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	-	(.02)	(.05)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 16.04	$ 12.32	$ 8.53	$ 14.99
Total Return B, C, D	30.19%	44.61%	(42.79)%	(10.88)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.93%	1.97%	1.87%	1.89% A
Expenses net of fee waivers, if any	1.93%	1.97%	1.87%	1.89% A
Expenses net of all reductions	1.92%	1.96%	1.87%	1.89% A
Net investment income (loss)	(.74)%	(.14)%	(.04)%	(.59)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,793	$ 1,154	$ 763	$ 1,304
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended January 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.27	$ 8.50	$ 14.98	$ 17.63
Income from Investment Operations
Net investment income (loss) E	(.10)	(.01)	-	(.10)
Net realized and unrealized gain (loss)	3.81	3.80	(6.41)	(1.77)
Total from investment operations	3.71	3.79	(6.41)	(1.87)
Distributions from net investment income	-	(.02)	(.07)	(.01)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	-	(.02)	(.07)	(.78)
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 15.98	$ 12.27	$ 8.50	$ 14.98
Total Return B, C, D	30.24%	44.56%	(42.79)%	(10.94)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.93%	1.96%	1.86%	1.90% A
Expenses net of fee waivers, if any	1.93%	1.96%	1.86%	1.90% A
Expenses net of all reductions	1.92%	1.95%	1.86%	1.90% A
Net investment income (loss)	(.73)%	(.13)%	(.03)%	(.60)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,309	$ 2,293	$ 1,232	$ 1,658
Portfolio turnover rate G	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Mid Cap Value

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 12.41	$ 8.57	$ 15.09	$ 17.18	$ 15.65
Income from Investment Operations
Net investment income (loss) B	.04	.09	.13	.08	.09
Net realized and unrealized gain (loss)	3.87	3.86	(6.49)	(1.34)	1.98
Total from investment operations	3.91	3.95	(6.36)	(1.26)	2.07
Distributions from net investment income	(.06)	(.11)	(.16)	(.06)	(.09)
Distributions from net realized gain	-	-	- F	(.77)	(.45)
Total distributions	(.06)	(.11)	(.16)	(.83)	(.54)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 16.26	$ 12.41	$ 8.57	$ 15.09	$ 17.18
Total Return A	31.51%	46.06%	(42.19)%	(7.67)%	13.48%
Ratios to Average Net Assets C, E
Expenses before reductions	.91%	.95%	.85%	.83%	.84%
Expenses net of fee waivers, if any	.91%	.95%	.84%	.82%	.84%
Expenses net of all reductions	.90%	.94%	.84%	.82%	.84%
Net investment income (loss)	.28%	.88%	.99%	.47%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 666,277	$ 469,476	$ 358,380	$ 737,234	$ 678,794
Portfolio turnover rate D	133%	202%	268%	264%	187%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.36	$ 8.54	$ 15.06	$ 17.63
Income from Investment Operations
Net investment income (loss) D	.04	.10	.12	.07
Net realized and unrealized gain (loss)	3.85	3.84	(6.48)	(1.78)
Total from investment operations	3.89	3.94	(6.36)	(1.71)
Distributions from net investment income	(.05)	(.12)	(.16)	(.09)
Distributions from net realized gain	-	-	-	(.77)
Total distributions	(.05)	(.12)	(.16)	(.86)
Redemption fees added to paid in capital D, I	-	-	-	-
Net asset value, end of period	$ 16.20	$ 12.36	$ 8.54	$ 15.06
Total Return B, C	31.51%	46.12%	(42.26)%	(10.06)%
Ratios to Average Net AssetsE, H
Expenses before reductions	.92%	.96%	.87%	.89% A
Expenses net of fee waivers, if any	.92%	.96%	.87%	.89% A
Expenses net of all reductions	.92%	.95%	.87%	.88% A
Net investment income (loss)	.27%	.87%	.96%	.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,507	$ 3,162	$ 894	$ 1,452
Portfolio turnover rate F	133%	202%	268%	264%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period February 13, 2007 (commencement of sale of shares) to January 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 115,620,365
Gross unrealized depreciation	(5,549,848)
Net unrealized appreciation (depreciation) on securities and other investments	$ 110,070,517
Tax Cost	$ 604,308,612

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (130,979,078)
Net unrealized appreciation (depreciation)	$ 110,070,517

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 2,444,386	$ 4,284,750

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $835,828,955 and $776,614,629, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 43,108	$ 981
Class T	.25%	.25%	28,478	-
Class B	.75%	.25%	17,447	13,085
Class C	.75%	.25%	38,088	13,357
			$ 127,121	$ 27,423

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 12,152
Class T	2,579
Class B*	1,819
Class C*	146
$ 16,696

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 51,670.30
Class T	17,617.31
Class B	5,294.30
Class C	11,551.30
Mid Cap Value	1,585,573.28
Institutional Class	10,300.30
	$ 1,682,005

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $20,457 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,186 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,521. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $26,114 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010
From net investment income
Class A	$ 48,967	$ 74,628
Class T	-	21,222
Class B	-	1,384
Class C	-	3,068
Mid Cap Value	2,383,138	4,156,210
Institutional Class	12,281	28,238
Total	$ 2,444,386	$ 4,284,750

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Class A
Shares sold	979,279	405,327	$ 13,831,042	$ 4,046,751
Reinvestment of distributions	2,902	5,669	45,422	70,300
Shares redeemed	(383,036)	(299,931)	(5,416,268)	(3,199,239)
Net increase (decrease)	599,145	111,065	$ 8,460,196	$ 917,812
Class T
Shares sold	277,811	131,444	$ 3,916,314	$ 1,389,171
Reinvestment of distributions	-	1,669	-	20,679
Shares redeemed	(169,622)	(90,831)	(2,442,521)	(912,462)
Net increase (decrease)	108,189	42,282	$ 1,473,793	$ 497,388
Class B
Shares sold	68,215	30,513	$ 957,007	$ 313,997
Reinvestment of distributions	-	109	-	1,344
Shares redeemed	(50,071)	(26,417)	(730,358)	(267,301)
Net increase (decrease)	18,144	4,205	$ 226,649	$ 48,040
Class C
Shares sold	223,953	109,584	$ 3,145,394	$ 1,171,720
Reinvestment of distributions	-	231	-	2,846
Shares redeemed	(78,488)	(67,939)	(1,108,959)	(709,535)
Net increase (decrease)	145,465	41,876	$ 2,036,435	$ 465,031
Mid Cap Value
Shares sold	14,676,423	9,409,750	$ 210,466,358	$ 90,681,785
Reinvestment of distributions	146,967	323,763	2,313,260	4,034,150
Shares redeemed	(11,678,158)	(13,731,872)	(166,435,604)	(143,397,630)
Net increase (decrease)	3,145,232	(3,998,359)	$ 46,344,014	$ (48,681,695)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended January 31,	2011	2010	2011	2010
Institutional Class
Shares sold	152,312	206,853	$ 2,150,351	$ 2,282,721
Reinvestment of distributions	744	2,075	11,662	25,751
Shares redeemed	(192,350)	(57,780)	(2,796,561)	(599,458)
Net increase (decrease)	(39,294)	151,148	$ (634,548)	$ 1,709,014

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Mid Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (53)

Year of Election or Appointment: 2011.
Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Busters, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Name, Age; Principal Occupation
Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

AMCVI-UANN-0311
1.838432.101

Fidelity®
Series Large Cap Value Fund

and

Fidelity
Series All-Sector Equity Fund

Fidelity Series Large Cap Value Fund
Fidelity Series All-Sector Equity Fund
Class F

Annual Report

January 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity Series Large Cap Value Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investment's over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Series All-Sector Equity Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investment's over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund or 1-800-835-5092 for Class F of each fund to request a free copy of the proxy voting guidelines.

Annual Report

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Fidelity Series Large Cap Value Fund
Series Large Cap Value	.71%
Actual		$ 1,000.00	$ 1,160.10	$ 3.87
HypotheticalA		$ 1,000.00	$ 1,021.63	$ 3.62
Class F	.50%
Actual		$ 1,000.00	$ 1,161.20	$ 2.72
HypotheticalA		$ 1,000.00	$ 1,022.68	$ 2.55
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	.91%
Actual		$ 1,000.00	$ 1,194.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63
Class F	.69%
Actual		$ 1,000.00	$ 1,195.80	$ 3.82
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Series Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Life of fund A
Fidelity® Series Large Cap Value Fund	18.02%	15.05%
Class F B	18.26%	15.22%

A From October 24, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series Large Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Large Cap Value Fund, a class of the fund, on October 24, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Series Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Bruce Dirks, Portfolio Manager of Fidelity® Series Large Cap Value Fund: For the year, the fund's Series Large Cap Value and Class F shares returned 18.02% and 18.26%, respectively, trailing the 21.54% gain of the Russell 1000® Value Index. The fund was hurt by two key factors. First, large-cap value stocks were the weakest-performing segment in the U.S. stock market. And our strategy of investing in the stocks of profitable companies with improving business fundamentals and attractive valuations was out of favor in a risk-driven market, particularly in the energy, information technology and financials sectors. In addition, even though more than 25% of the portfolio was in strong-performing mid-cap stocks, it wasn't enough to offset weakness among our large-cap holdings. Security selection was disappointing overall. Energy was the biggest detractor, but was partially offset by slightly overweighting this strong-performing sector. Stock picking in technology and utilities, and positioning in financials and health care, also hurt. Individual detractors included offshore oil driller Transocean - an out-of-index position - disk-drive maker Seagate Technology and pharmaceutical giant Pfizer. On the plus side, positioning in telecommunication services and industrials helped performance. Top contributors included telecom provider Qwest Communications International and integrated oil firm Marathon Oil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series Large Cap Value Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	4.3	3.7
JPMorgan Chase & Co.	3.1	3.4
Chevron Corp.	3.1	3.2
General Electric Co.	2.7	2.3
Wells Fargo & Co.	2.6	1.5
Citigroup, Inc.	2.6	1.7
Merck & Co., Inc.	2.3	2.1
Sprint Nextel Corp.	2.1	2.2
Seagate Technology	2.1	1.2
Bank of America Corp.	2.0	2.6
	26.9
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	25.1	27.1
Health Care	14.3	11.9
Energy	13.0	12.4
Industrials	8.9	10.2
Information Technology	8.9	7.7
Asset Allocation (% of fund's net assets)
As of January 31, 2011*		As of July 31, 2010**
	Stocks 98.3%		Stocks 96.7%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 3.3%
* Foreign investments	14.2%	** Foreign investments	9.9%

Annual Report

Fidelity Series Large Cap Value Fund

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 7.8%
Auto Components - 0.3%
TRW Automotive Holdings Corp. (a)	491,800	$ 29,340,788
Automobiles - 0.9%
Ford Motor Co. (a)	3,131,100	49,941,045
General Motors Co.	835,350	30,481,922
Honda Motor Co. Ltd.	230,800	9,947,986
		90,370,953
Hotels, Restaurants & Leisure - 0.2%
Brinker International, Inc.	1,129,000	26,565,370
Household Durables - 1.6%
D.R. Horton, Inc.	1,654,900	20,504,211
Garmin Ltd. (d)	4,791,654	147,726,693
		168,230,904
Media - 3.8%
Comcast Corp.:
Class A	3,373,000	76,735,750
Class A (special) (non-vtg.)	2,760,007	59,174,550
The Walt Disney Co.	233,600	9,080,032
Time Warner, Inc.	3,414,302	107,379,798
Viacom, Inc. Class B (non-vtg.)	1,345,877	55,921,189
Washington Post Co. Class B (d)	223,821	95,873,725
		404,165,044
Multiline Retail - 0.5%
Macy's, Inc.	2,177,400	50,406,810
Specialty Retail - 0.2%
Best Buy Co., Inc.	784,620	26,677,080
Textiles, Apparel & Luxury Goods - 0.3%
VF Corp.	379,300	31,375,696
TOTAL CONSUMER DISCRETIONARY		827,132,645
CONSUMER STAPLES - 7.7%
Beverages - 2.6%
Coca-Cola Enterprises, Inc.	1,126,700	28,347,772
Dr Pepper Snapple Group, Inc.	1,236,200	43,798,566
Grupo Modelo SAB de CV Series C	23,220,200	143,092,865
Molson Coors Brewing Co. Class B	973,174	45,612,665
The Coca-Cola Co.	281,030	17,662,736
		278,514,604
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 0.9%
CVS Caremark Corp.	1,726,001	$ 59,029,234
Kroger Co.	463,500	9,918,900
Walgreen Co.	708,100	28,635,564
		97,583,698
Food Products - 2.9%
Archer Daniels Midland Co.	1,459,900	47,694,933
Dean Foods Co. (a)	3,921,601	39,804,250
Kraft Foods, Inc. Class A	5,116,535	156,412,475
Ralcorp Holdings, Inc. (a)	475,675	29,111,310
The J.M. Smucker Co.	497,135	30,901,912
		303,924,880
Household Products - 1.0%
Procter & Gamble Co.	1,644,313	103,805,480
Tobacco - 0.3%
Philip Morris International, Inc.	642,700	36,788,148
TOTAL CONSUMER STAPLES		820,616,810
ENERGY - 13.0%
Energy Equipment & Services - 2.7%
Halliburton Co.	819,900	36,895,500
National Oilwell Varco, Inc.	1,173,800	86,743,820
Noble Corp.	699,700	26,763,525
Rowan Companies, Inc. (a)	877,000	30,063,560
Superior Energy Services, Inc. (a)	822,700	28,893,224
Transocean Ltd. (a)	1,008,456	80,605,888
		289,965,517
Oil, Gas & Consumable Fuels - 10.3%
Anadarko Petroleum Corp.	828,211	63,838,504
Apache Corp.	239,700	28,610,592
BP PLC sponsored ADR	2,441,684	115,906,739
Chevron Corp.	3,459,384	328,399,323
ConocoPhillips	1,891,655	135,177,666
Exxon Mobil Corp.	269,983	21,782,228
Marathon Oil Corp.	3,648,900	166,754,730
Occidental Petroleum Corp.	529,100	51,153,388
Royal Dutch Shell PLC Class A sponsored ADR	764,300	54,257,657
Suncor Energy, Inc.	1,514,460	62,720,519
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Tesoro Corp. (a)	2,187,100	$ 42,101,675
Total SA sponsored ADR	318,400	18,712,368
		1,089,415,389
TOTAL ENERGY		1,379,380,906
FINANCIALS - 25.1%
Capital Markets - 3.8%
Bank of New York Mellon Corp.	1,837,600	57,388,248
BlackRock, Inc. Class A	90,324	17,885,958
Goldman Sachs Group, Inc.	1,016,839	166,375,197
Invesco Ltd.	2,048,667	50,684,022
Morgan Stanley	1,272,300	37,405,620
Northern Trust Corp.	791,600	41,147,368
State Street Corp.	752,512	35,157,361
		406,043,774
Commercial Banks - 5.1%
Aozora Bank Ltd.	12,434,000	27,419,030
Comerica, Inc.	470,300	17,965,460
PNC Financial Services Group, Inc.	141,310	8,478,600
Regions Financial Corp.	5,042,300	35,800,330
Sumitomo Mitsui Financial Group, Inc.	1,693,300	57,572,192
SunTrust Banks, Inc.	1,347,200	40,995,296
U.S. Bancorp, Delaware	2,492,000	67,284,000
Wells Fargo & Co.	8,633,418	279,895,412
		535,410,320
Consumer Finance - 0.7%
Discover Financial Services	1,919,500	39,522,505
SLM Corp. (a)	2,244,800	32,347,568
		71,870,073
Diversified Financial Services - 7.7%
Bank of America Corp.	15,443,035	212,032,871
Citigroup, Inc. (a)	56,687,784	273,235,119
JPMorgan Chase & Co.	7,479,386	336,123,607
		821,391,597
Insurance - 6.6%
ACE Ltd.	1,059,300	65,242,287
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Allstate Corp.	1,249,900	$ 38,921,886
Berkshire Hathaway, Inc. Class B (a)	1,507,561	123,243,112
Everest Re Group Ltd.	164,415	13,856,896
First American Financial Corp.	2,323,734	36,041,114
Genworth Financial, Inc. Class A (a)	2,158,282	29,287,887
Lincoln National Corp.	2,617,400	75,485,816
MetLife, Inc.	2,344,400	107,303,188
Prudential Financial, Inc.	996,100	61,270,111
RenaissanceRe Holdings Ltd.	398,142	26,126,078
The Travelers Companies, Inc.	791,700	44,541,042
Unum Group	1,344,500	33,531,830
XL Capital Ltd. Class A	1,893,859	43,407,248
		698,258,495
Real Estate Investment Trusts - 1.0%
SL Green Realty Corp.	415,600	30,239,056
Vornado Realty Trust	418,200	36,839,238
Weyerhaeuser Co.	1,734,100	40,196,438
		107,274,732
Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc.	2,994,375	21,499,613
TOTAL FINANCIALS		2,661,748,604
HEALTH CARE - 14.3%
Biotechnology - 1.6%
Amgen, Inc. (a)	1,255,500	69,152,940
Cephalon, Inc. (a)	488,000	28,831,040
Gilead Sciences, Inc. (a)	2,014,429	77,313,785
		175,297,765
Health Care Equipment & Supplies - 1.0%
Boston Scientific Corp. (a)	6,714,800	46,869,304
CareFusion Corp. (a)	1,147,901	29,535,493
Covidien PLC	569,400	27,029,418
		103,434,215
Health Care Providers & Services - 1.6%
CIGNA Corp.	1,229,600	51,667,792
Humana, Inc. (a)	590,900	34,254,473
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Omnicare, Inc.	1,636,768	$ 42,425,027
UnitedHealth Group, Inc.	891,582	36,599,441
		164,946,733
Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. (a)	551,200	31,567,224
Pharmaceuticals - 9.8%
Eli Lilly & Co.	2,798,099	97,289,902
Johnson & Johnson	3,532,716	211,150,435
Merck & Co., Inc.	7,466,765	247,672,595
Pfizer, Inc.	24,951,605	454,618,243
Watson Pharmaceuticals, Inc. (a)	581,900	31,725,188
		1,042,456,363
TOTAL HEALTH CARE		1,517,702,300
INDUSTRIALS - 8.9%
Aerospace & Defense - 1.0%
Raytheon Co.	1,099,700	54,974,003
United Technologies Corp.	657,700	53,471,010
		108,445,013
Airlines - 0.3%
United Continental Holdings, Inc. (a)	1,044,645	26,533,983
Building Products - 0.2%
Armstrong World Industries, Inc.	625,030	25,382,468
Construction & Engineering - 1.4%
Foster Wheeler Ag (a)	1,133,600	41,727,816
Jacobs Engineering Group, Inc. (a)	1,559,336	80,103,090
KBR, Inc.	850,746	27,308,947
		149,139,853
Electrical Equipment - 0.2%
Alstom SA	375,124	20,934,652
Industrial Conglomerates - 3.5%
General Electric Co.	14,116,964	284,315,655
Siemens AG sponsored ADR	125,993	16,178,761
Textron, Inc.	2,850,695	74,944,772
		375,439,188
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 1.5%
Cummins, Inc.	246,400	$ 26,088,832
Ingersoll-Rand Co. Ltd.	810,700	38,265,040
Navistar International Corp. (a)	1,072,300	69,538,655
Timken Co.	517,200	24,318,744
		158,211,271
Road & Rail - 0.8%
Union Pacific Corp.	873,200	82,630,916
TOTAL INDUSTRIALS		946,717,344
INFORMATION TECHNOLOGY - 8.9%
Communications Equipment - 0.7%
Comverse Technology, Inc. (a)(e)	10,950,701	71,836,599
Computers & Peripherals - 3.2%
Hewlett-Packard Co.	1,913,545	87,429,871
Seagate Technology (a)	15,509,451	217,132,314
Western Digital Corp. (a)	1,078,000	36,673,560
		341,235,745
Electronic Equipment & Components - 0.9%
Avnet, Inc. (a)	2,100,922	74,834,842
Corning, Inc.	1,136,490	25,241,443
		100,076,285
Internet Software & Services - 0.2%
eBay, Inc. (a)	759,005	23,043,392
IT Services - 0.5%
CoreLogic, Inc. (a)	1,007,600	20,202,380
International Business Machines Corp.	178,600	28,933,200
		49,135,580
Office Electronics - 1.0%
Xerox Corp.	9,800,413	104,080,386
Semiconductors & Semiconductor Equipment - 0.8%
ASML Holding NV	370,630	15,570,166
MEMC Electronic Materials, Inc. (a)	1,724,761	19,127,599
Micron Technology, Inc. (a)	5,121,449	53,980,072
		88,677,837
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - 1.6%
CA, Inc.	1,713,700	$ 40,786,060
Microsoft Corp.	4,518,120	125,264,877
		166,050,937
TOTAL INFORMATION TECHNOLOGY		944,136,761
MATERIALS - 3.0%
Chemicals - 1.7%
Ashland, Inc.	501,500	29,117,090
CF Industries Holdings, Inc.	218,400	29,492,736
Clariant AG (Reg.) (a)	3,103,841	54,801,705
Dow Chemical Co.	1,006,400	35,707,072
PPG Industries, Inc.	433,700	36,552,236
		185,670,839
Metals & Mining - 1.3%
Cliffs Natural Resources, Inc.	299,300	25,578,178
Goldcorp, Inc.	1,261,900	50,660,035
United States Steel Corp.	549,800	31,706,966
Walter Energy, Inc.	213,100	27,760,537
		135,705,716
TOTAL MATERIALS		321,376,555
TELECOMMUNICATION SERVICES - 5.8%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	7,682,186	211,413,759
Qwest Communications International, Inc.	5,090,900	36,298,117
Verizon Communications, Inc.	2,353,883	83,845,312
		331,557,188
Wireless Telecommunication Services - 2.7%
Sprint Nextel Corp. (a)	49,308,687	222,875,265
Vodafone Group PLC sponsored ADR	2,210,678	62,694,828
		285,570,093
TOTAL TELECOMMUNICATION SERVICES		617,127,281
UTILITIES - 3.8%
Electric Utilities - 2.3%
American Electric Power Co., Inc.	1,080,200	38,541,536
Edison International	950,600	34,487,768
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
NextEra Energy, Inc.	1,778,824	$ 95,095,931
PPL Corp.	2,930,699	75,582,727
		243,707,962
Multi-Utilities - 1.5%
PG&E Corp.	1,178,100	54,522,468
Public Service Enterprise Group, Inc.	1,656,600	53,723,538
Sempra Energy	926,894	48,263,371
		156,509,377
TOTAL UTILITIES		400,217,339
TOTAL COMMON STOCKS (Cost $8,596,377,892)		10,436,156,545
Money Market Funds - 3.8%

Fidelity Cash Central Fund, 0.19% (b)	202,678,123	202,678,123
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	197,473,905	197,473,905
TOTAL MONEY MARKET FUNDS (Cost $400,152,028)		400,152,028
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $8,996,529,920)		10,836,308,573
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(226,692,788)
NET ASSETS - 100%		$ 10,609,615,785
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 320,277
Fidelity Securities Lending Cash Central Fund	1,191,520
Total	$ 1,511,797
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Comverse Technology, Inc.	$ 31,475,152	$ 64,079,428	$ 5,715,498	$ -	$ 71,836,599
Other Information

The following is a summary of the inputs used, as of January 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 827,132,645	$ 817,184,659	$ 9,947,986	$ -
Consumer Staples	820,616,810	820,616,810	-	-
Energy	1,379,380,906	1,379,380,906	-	-
Financials	2,661,748,604	2,604,176,412	57,572,192	-
Health Care	1,517,702,300	1,517,702,300	-	-
Industrials	946,717,344	946,717,344	-	-
Information Technology	944,136,761	944,136,761	-	-
Materials	321,376,555	321,376,555	-	-
Telecommunication Services	617,127,281	617,127,281	-	-
Utilities	400,217,339	400,217,339	-	-
Money Market Funds	400,152,028	400,152,028	-	-
Total Investments in Securities:	$ 10,836,308,573	$ 10,768,788,395	$ 67,520,178	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.8%
Switzerland	3.9%
Ireland	3.2%
United Kingdom	2.2%
Mexico	1.3%
Canada	1.1%
Japan	1.0%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $191,657,671) - See accompanying schedule: Unaffiliated issuers (cost $8,509,264,602)	$ 10,364,319,946
Fidelity Central Funds (cost $400,152,028)	400,152,028
Other affiliated issuers (cost $87,113,290)	71,836,599
Total Investments (cost $8,996,529,920)		$ 10,836,308,573
Cash		178,006
Receivable for investments sold		210,165,820
Receivable for fund shares sold		7,353,589
Dividends receivable		9,614,380
Distributions receivable from Fidelity Central Funds		428,765
Prepaid expenses		22,179
Other receivables		254,301
Total assets		11,064,325,613

Liabilities
Payable for investments purchased	$ 250,907,801
Payable for fund shares redeemed	485,677
Accrued management fee	4,129,729
Other affiliated payables	1,592,471
Other payables and accrued expenses	120,245
Collateral on securities loaned, at value	197,473,905
Total liabilities		454,709,828

Net Assets		$ 10,609,615,785
Net Assets consist of:
Paid in capital		$ 8,477,532,032
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		292,304,041
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,839,779,712
Net Assets		$ 10,609,615,785

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2011

Series Large Cap Value: Net Asset Value, offering price and redemption price per share ($8,404,097,108 ÷ 693,646,580 shares)	$ 12.12

Class F: Net Asset Value, offering price and redemption price per share ($2,205,518,677 ÷ 181,999,012 shares)	$ 12.12

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series Large Cap Value Fund
Financial Statements - continued

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 167,230,892
Interest		1,433
Income from Fidelity Central Funds		1,511,797
Total income		168,744,122

Expenses
Management fee Basic fee	$ 49,651,767
Performance adjustment	(6,588,903)
Transfer agent fees	17,417,157
Accounting and security lending fees	1,248,321
Custodian fees and expenses	221,903
Independent trustees' compensation	48,626
Audit	83,975
Legal	34,564
Interest	559
Miscellaneous	102,250
Total expenses before reductions	62,220,219
Expense reductions	(809,845)	61,410,374
Net investment income (loss)		107,333,748
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	813,158,276
Other affiliated issuers	(1,010,991)
Foreign currency transactions	88,148
Total net realized gain (loss)		812,235,433
Change in net unrealized appreciation (depreciation) on: Investment securities	649,312,943
Assets and liabilities in foreign currencies	3,273
Total change in net unrealized appreciation (depreciation)		649,316,216
Net gain (loss)		1,461,551,649
Net increase (decrease) in net assets resulting from operations		$ 1,568,885,397

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 107,333,748	$ 77,450,111
Net realized gain (loss)	812,235,433	364,047,555
Change in net unrealized appreciation (depreciation)	649,316,216	1,331,691,507
Net increase (decrease) in net assets resulting from operations	1,568,885,397	1,773,189,173
Distributions to shareholders from net investment income	(112,496,239)	(74,852,501)
Distributions to shareholders from net realized gain	(591,131,337)	(265,769,351)
Total distributions	(703,627,576)	(340,621,852)
Share transactions - net increase (decrease)	1,908,720,100	4,346,174,522
Total increase (decrease) in net assets	2,773,977,921	5,778,741,843

Net Assets
Beginning of period	7,835,637,864	2,056,896,021
End of period (including undistributed net investment income of $0 and undistributed net investment income of $2,633,687, respectively)	$ 10,609,615,785	$ 7,835,637,864

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Large Cap Value

Years ended January 31,	2011	2010	2009G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 9.11	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.14	.13	.05
Net realized and unrealized gain (loss)	1.80	2.35	(.90)
Total from investment operations	1.94	2.48	(.85)
Distributions from net investment income	(.13)	(.11)	(.04)
Distributions from net realized gain	(.74)	(.43)	-
Total distributions	(.87)	(.54)	(.04)
Net asset value, end of period	$ 12.12	$ 11.05	$ 9.11
Total Return B, C	18.02%	27.43%	(8.58)%
Ratios to Average Net Assets E, H
Expenses before reductions	.73%	.85%	.90% A
Expenses net of fee waivers, if any	.73%	.85%	.90% A
Expenses net of all reductions	.72%	.84%	.90% A
Net investment income (loss)	1.18%	1.24%	1.96% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,404,097	$ 7,388,558	$ 2,056,896
Portfolio turnover rate F	102%	138%	118%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 24, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2011	2010G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 9.72
Income from Investment Operations
Net investment income (loss) D	.16	.05
Net realized and unrealized gain (loss)	1.81	1.77
Total from investment operations	1.97	1.82
Distributions from net investment income	(.16)	(.13)
Distributions from net realized gain	(.74)	(.36)
Total distributions	(.90)	(.49)
Net asset value, end of period	$ 12.12	$ 11.05
Total ReturnB, C	18.26%	18.56%
Ratios to Average Net Assets E, H
Expenses before reductions	.50%	.58% A
Expenses net of fee waivers, if any	.50%	.58% A
Expenses net of all reductions	.49%	.57% A
Net investment income (loss)	1.40%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,205,519	$ 447,080
Portfolio turnover rate F	102%	138%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Life of fund A
Fidelity® Series All-Sector Equity Fund	24.87%	18.38%
Class F B	25.12%	18.55%

A From October 17, 2008.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Series All-Sector Equity Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series All-Sector Equity Fund, a class of the fund, on October 17, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Robert Stansky, Co-Portfolio Manager and Head of Fidelity's Multi-Manager Group (MMG), which manages Fidelity® Series All-Sector Equity Fund: For the year, the fund's Series All-Sector Equity and Class F shares returned 24.87% and 25.12%, respectively, solidly ahead of the S&P 500®. This outperformance was largely due to strong security selection by MMG's sector-focused managers, who added value in eight of 10 market sectors. Picks in the hardware/equipment group within tech led the way, followed by holdings in health care, financials and industrials. Detractors included positioning within the real estate segment of financials and weak security selection in utilities, as well as a modest cash position in a rising market. In terms of individual stocks, an outsized stake in flash-memory maker SanDisk added value, as the stock benefited from the company's status as a supplier to consumer electronics giant Apple. Overweighting strong-performing Qwest Communications International also helped. The fund's underweighted stake in Bank of America was beneficial because the stock struggled during the period. Conversely, a negligible position in energy firm and index component ConocoPhillips, which was not held at period end, hurt performance, as the stock rose amid a successful corporate restructuring. The fund also was hurt by an undersized stake in Oracle and not owning International Business Machines.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Series All-Sector Equity Fund

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.1	2.7
JPMorgan Chase & Co.	2.6	2.3
Procter & Gamble Co.	1.9	1.5
General Electric Co.	1.8	1.6
Microsoft Corp.	1.7	2.2
Royal Dutch Shell PLC Class B ADR	1.7	0.7
Wells Fargo & Co.	1.6	1.8
The Coca-Cola Co.	1.6	1.6
Citigroup, Inc.	1.2	1.6
Exxon Mobil Corp.	1.1	1.0
	19.3
Top Five Market Sectors as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.5	18.4
Financials	16.3	16.3
Energy	12.2	10.7
Industrials	11.3	10.6
Health Care	10.2	10.5
Asset Allocation (% of fund's net assets)
As of January 31, 2011*		As of July 31, 2010**
	Stocks and Equity Futures 98.4%		Stocks and Equity Futures 97.8%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 2.2%
* Foreign investments	16.1%	** Foreign investments	14.3%

Annual Report

Fidelity Series All-Sector Equity Fund

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
CONSUMER DISCRETIONARY - 9.5%
Auto Components - 0.4%
Johnson Controls, Inc.	869,600	$ 33,383,944
TRW Automotive Holdings Corp. (a)	230,123	13,729,138
		47,113,082
Automobiles - 0.7%
BYD Co. Ltd. (H Shares) (d)	1,083,500	5,294,653
Ford Motor Co. (a)	3,762,935	60,018,813
General Motors Co.	324,500	11,841,005
		77,154,471
Distributors - 0.2%
Li & Fung Ltd.	2,123,000	13,764,320
Pool Corp.	253,700	6,185,206
		19,949,526
Hotels, Restaurants & Leisure - 0.9%
Bravo Brio Restaurant Group, Inc.	159,653	2,602,344
Darden Restaurants, Inc.	446,600	21,039,326
Marriott International, Inc. Class A	541,039	21,365,630
McDonald's Corp.	252,465	18,599,097
Royal Caribbean Cruises Ltd. (a)	272,400	12,230,760
Starwood Hotels & Resorts Worldwide, Inc.	488,400	28,800,948
		104,638,105
Household Durables - 0.6%
D.R. Horton, Inc.	861,097	10,668,992
LG Electronics, Inc.	39,483	4,125,025
M.D.C. Holdings, Inc.	320,120	9,894,909
Stanley Black & Decker, Inc.	347,400	25,249,032
Whirlpool Corp.	226,500	19,365,750
		69,303,708
Internet & Catalog Retail - 0.5%
Amazon.com, Inc. (a)	195,600	33,181,584
E-Commerce China Dangdang, Inc. ADR	46,400	1,313,120
Expedia, Inc.	745,600	18,759,296
Rakuten, Inc.	7,316	6,435,370
		59,689,370
Leisure Equipment & Products - 0.1%
Brunswick Corp.	357,397	7,119,348
Eastman Kodak Co. (a)(d)	794,580	2,908,163
		10,027,511
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - 3.4%
Comcast Corp. Class A	3,535,200	$ 80,425,800
DIRECTV (a)	1,217,000	51,588,630
DreamWorks Animation SKG, Inc. Class A (a)	88,258	2,477,402
Legend Pictures Holdings LLC unit (g)	3,706	2,779,500
Liberty Global, Inc. Class A (a)(d)	436,300	17,696,328
Naspers Ltd. Class N	152,200	7,895,992
The Walt Disney Co.	2,147,190	83,461,275
Time Warner Cable, Inc.	580,733	39,391,119
Time Warner, Inc.	1,621,431	50,994,005
Viacom, Inc. Class B (non-vtg.)	1,086,000	45,123,300
		381,833,351
Multiline Retail - 0.7%
Nordstrom, Inc.	605,617	24,939,308
Retail Ventures, Inc. (a)	142,048	2,142,084
Target Corp.	958,300	52,543,589
		79,624,981
Specialty Retail - 1.9%
Best Buy Co., Inc.	834,950	28,388,300
China ZhengTong Auto Services Holdings Ltd.	3,053,500	2,533,879
Hengdeli Holdings Ltd.	12,624,000	7,107,962
Home Depot, Inc.	2,060,000	75,746,200
Lowe's Companies, Inc.	1,999,700	49,592,560
Sally Beauty Holdings, Inc. (a)	848,076	11,160,680
TJX Companies, Inc.	570,300	27,026,517
Urban Outfitters, Inc. (a)	335,000	11,329,700
		212,885,798
Textiles, Apparel & Luxury Goods - 0.1%
LVMH Moet Hennessy - Louis Vuitton	45,457	7,097,404
Trinity Ltd.	5,214,000	4,721,275
		11,818,679
TOTAL CONSUMER DISCRETIONARY		1,074,038,582
CONSUMER STAPLES - 9.5%
Beverages - 3.3%
Anheuser-Busch InBev SA NV	466,354	25,729,264
Coca-Cola Bottling Co. Consolidated	104,940	5,668,859
Coca-Cola FEMSA SAB de CV sponsored ADR	70,953	5,618,059
Coca-Cola Icecek AS	235,368	2,640,464
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Beverages - continued
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	197,735	$ 5,279,525
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,411,913	27,136,968
Diageo PLC sponsored ADR	507,652	38,987,674
Embotelladora Andina SA sponsored ADR	184,597	5,657,898
Molson Coors Brewing Co. Class B	744,932	34,914,963
PepsiCo, Inc.	661,121	42,516,692
The Coca-Cola Co.	2,881,394	181,095,613
		375,245,979
Food & Staples Retailing - 1.5%
BJ's Wholesale Club, Inc. (a)	96,361	4,234,102
CVS Caremark Corp.	2,627,811	89,871,136
Fresh Market, Inc.	11,300	415,501
Safeway, Inc.	1,407,495	29,121,072
Susser Holdings Corp. (a)	105,277	1,518,094
United Natural Foods, Inc. (a)	77,340	2,861,580
Wal-Mart Stores, Inc.	468,813	26,286,345
Walgreen Co.	529,415	21,409,543
		175,717,373
Food Products - 1.1%
Archer Daniels Midland Co.	300,942	9,831,775
Bunge Ltd.	253,310	17,242,812
Danone	89,300	5,377,852
Dean Foods Co. (a)	599,956	6,089,553
Green Mountain Coffee Roasters, Inc. (a)(d)	483,373	16,231,665
Nestle SA	447,086	24,173,850
Unilever NV unit	1,327,661	39,338,595
Viterra, Inc.	260,600	3,045,670
		121,331,772
Household Products - 2.4%
Colgate-Palmolive Co.	642,131	49,296,397
Procter & Gamble Co.	3,456,092	218,183,088
		267,479,485
Personal Products - 0.2%
Avon Products, Inc.	665,174	18,831,076
Tobacco - 1.0%
Altria Group, Inc.	709,520	16,680,815
British American Tobacco PLC sponsored ADR	940,375	69,700,595
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - continued
Philip Morris International, Inc.	476,731	$ 27,288,082
Souza Cruz Industria Comerico	56,000	2,673,895
		116,343,387
TOTAL CONSUMER STAPLES		1,074,949,072
ENERGY - 12.2%
Energy Equipment & Services - 3.6%
Aker Solutions ASA	142,200	2,585,768
Baker Hughes, Inc.	1,735,834	118,921,987
C&J Energy Services, Inc. (a)(e)	319,800	3,517,800
Dresser-Rand Group, Inc. (a)	59,182	2,718,229
Ensco International Ltd. ADR	381,545	20,733,155
Halliburton Co.	2,806,978	126,314,010
National Oilwell Varco, Inc.	172,524	12,749,524
Noble Corp.	1,044,425	39,949,256
Ocean Rig UDW, Inc. (a)	88,900	1,753,998
Oceaneering International, Inc. (a)	223,648	17,272,335
Saipem SpA	189,777	9,493,264
Schlumberger Ltd.	207,781	18,490,431
TETRA Technologies, Inc. (a)	293,100	3,326,685
Transocean Ltd. (a)	390,192	31,188,047
Vantage Drilling Co. (a)	725,600	1,349,616
		410,364,105
Oil, Gas & Consumable Fuels - 8.6%
Alpha Natural Resources, Inc. (a)	433,700	23,302,701
Anadarko Petroleum Corp.	356,780	27,500,602
Apache Corp.	595,453	71,073,270
BP PLC	662,300	5,203,599
BP PLC sponsored ADR	971,369	46,110,886
Buckeye Partners LP (g)	26,220	1,525,847
Canadian Natural Resources Ltd.	88,600	3,951,643
Chesapeake Energy Corp.	489,381	14,451,421
Chevron Corp.	119,899	11,382,012
Cimarex Energy Co.	170,155	17,718,240
Concho Resources, Inc. (a)	103,954	10,005,573
Concho Resources, Inc. (a)(g)	62,932	6,057,205
CVR Energy, Inc. (a)	125,710	2,177,297
Denbury Resources, Inc. (a)	1,439,462	29,293,052
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Devon Energy Corp.	49,624	$ 4,401,153
Discovery Offshore S.A. (a)(e)	853,300	1,706,600
Extract Resources Ltd. (a)	226,253	2,008,959
Exxon Mobil Corp.	1,574,918	127,064,384
Falkland Oil & Gas Ltd. (a)	885,700	1,333,467
Frontier Oil Corp.	330,400	6,872,320
Heritage Oil PLC	285,619	1,491,325
Holly Corp.	654,138	32,098,552
InterOil Corp. (a)(d)	90,200	6,241,840
Marathon Oil Corp.	421,500	19,262,550
Massey Energy Co.	97,997	6,160,091
Murphy Oil Corp.	203,194	13,471,762
Newfield Exploration Co. (a)	74,800	5,473,116
Niko Resources Ltd.	29,900	2,912,047
Noble Energy, Inc.	58,700	5,347,570
Occidental Petroleum Corp.	886,555	85,712,137
Peabody Energy Corp.	109,500	6,944,490
PetroBakken Energy Ltd. Class A (d)	267,100	5,720,332
Petrobank Energy & Resources Ltd. (a)	466,797	10,957,676
Petrohawk Energy Corp. (a)	662,898	13,291,105
Petrominerales Ltd.	266,906	10,408,561
QEP Resources, Inc.	234,200	9,517,888
Resolute Energy Corp. (a)(d)	354,184	6,410,730
Rockhopper Exploration PLC (a)	171,900	980,152
Rodinia Oil Corp.	404,500	1,042,463
Royal Dutch Shell PLC:
Class A sponsored ADR	3,614	256,558
Class B ADR	2,738,679	193,268,577
SM Energy Co.	52,300	3,250,968
Southwestern Energy Co. (a)	146,944	5,804,288
Talisman Energy, Inc.	1,535,000	35,174,208
Targa Resources Corp.	168,600	5,181,078
Tesoro Corp. (a)	143,900	2,770,075
Valero Energy Corp.	309,600	7,851,456
Western Refining, Inc. (a)	155,300	1,891,554
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Whiting Petroleum Corp. (a)	271,452	$ 34,278,959
Williams Companies, Inc.	1,021,500	27,570,285
		973,882,624
TOTAL ENERGY		1,384,246,729
FINANCIALS - 16.3%
Capital Markets - 2.5%
BlackRock, Inc. Class A	210,658	41,714,497
Credit Suisse Group	746,113	33,304,591
Evercore Partners, Inc. Class A	119,300	3,853,390
ICAP PLC	370,158	3,180,713
Invesco Ltd.	1,034,149	25,584,846
MF Global Holdings Ltd. (a)	1,173,400	9,715,752
Morgan Stanley	2,403,351	70,658,519
Northern Trust Corp.	371,915	19,332,142
State Street Corp.	1,703,675	79,595,696
		286,940,146
Commercial Banks - 4.5%
Banco do Brasil SA	960,200	17,136,763
Banco Macro SA sponsored ADR	116,000	5,352,240
BNP Paribas SA	191,217	14,292,974
FirstMerit Corp.	601,898	11,026,771
Huntington Bancshares, Inc.	3,586,404	25,965,565
Industrial & Commercial Bank of China Ltd. (H Shares)	8,479,000	6,307,485
Mitsubishi UFJ Financial Group, Inc.	2,205,100	11,453,108
PNC Financial Services Group, Inc.	206,672	12,400,320
PT Bank Rakyat Indonesia Tbk	10,599,500	5,681,668
Regions Financial Corp.	4,747,487	33,707,158
Societe Generale Series A	228,500	14,774,323
Sumitomo Mitsui Financial Group, Inc.	1,126,900	38,314,595
SunTrust Banks, Inc.	1,072,681	32,641,683
Synovus Financial Corp.	2,830,193	7,471,710
U.S. Bancorp, Delaware	3,046,976	82,268,352
Wells Fargo & Co.	5,678,336	184,091,653
		502,886,368
Consumer Finance - 0.6%
Capital One Financial Corp.	929,251	44,752,728
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - continued
Discover Financial Services	957,149	$ 19,707,698
Promise Co. Ltd. (d)	506,400	4,460,614
		68,921,040
Diversified Financial Services - 5.1%
African Bank Investments Ltd.	2,711,548	13,765,543
Bank of America Corp.	5,590,828	76,762,068
Citigroup, Inc. (a)	27,134,485	130,788,218
ING Groep NV (Certificaten Van Aandelen) unit (a)	2,245,600	25,568,698
IntercontinentalExchange, Inc. (a)	287,443	34,634,007
JPMorgan Chase & Co.	6,461,996	290,402,100
NBH Holdings Corp. Class A (a)(e)	361,500	6,055,125
		577,975,759
Insurance - 2.3%
Aon Corp.	196,968	9,009,316
CNO Financial Group, Inc. (a)	2,203,773	13,949,883
Fairfax Financial Holdings Ltd. (sub. vtg.)	60,800	23,200,080
Genworth Financial, Inc. Class A (a)	590,762	8,016,640
Lincoln National Corp.	718,244	20,714,157
MetLife, Inc.	1,982,134	90,722,273
Protective Life Corp.	118,475	3,266,356
Prudential Financial, Inc.	1,153,775	70,968,700
Unum Group	873,600	21,787,584
		261,634,989
Real Estate Investment Trusts - 0.8%
ProLogis Trust	2,664,799	39,758,801
The Macerich Co.	408,130	19,859,606
U-Store-It Trust	803,719	7,763,926
Weyerhaeuser Co.	708,672	16,427,017
		83,809,350
Real Estate Management & Development - 0.3%
Ayala Land, Inc.	16,232,000	5,389,889
BR Malls Participacoes SA	1,708,600	15,574,645
Indiabulls Real Estate Ltd. (a)	3,657,351	9,597,304
PT Lippo Karawaci Tbk	98,914,375	6,231,362
		36,793,200
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
Ocwen Financial Corp. (a)	1,772,249	$ 17,899,715
TOTAL FINANCIALS		1,836,860,567
HEALTH CARE - 10.2%
Biotechnology - 1.7%
Amgen, Inc. (a)	474,906	26,157,822
AVEO Pharmaceuticals, Inc.	347,900	4,985,407
AVEO Pharmaceuticals, Inc. (g)	61,752	884,906
Biogen Idec, Inc. (a)	585,766	38,350,100
BioMarin Pharmaceutical, Inc. (a)	586,978	14,920,981
Exelixis, Inc. (a)	721,400	6,254,538
Genzyme Corp. (a)	393,821	28,886,770
Gilead Sciences, Inc. (a)	1,621,016	62,214,594
Human Genome Sciences, Inc. (a)	159,942	3,880,193
		186,535,311
Health Care Equipment & Supplies - 1.7%
Boston Scientific Corp. (a)	3,164,000	22,084,720
C. R. Bard, Inc.	253,726	23,939,048
Covidien PLC	1,097,625	52,104,259
Edwards Lifesciences Corp. (a)	476,152	40,134,852
Mako Surgical Corp. (a)	596,325	9,254,964
Masimo Corp.	282,783	8,476,420
Quidel Corp. (a)(d)	933,779	12,680,719
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	2,360,000	6,114,303
William Demant Holding AS (a)	188,044	15,056,781
		189,846,066
Health Care Providers & Services - 2.6%
CIGNA Corp.	688,436	28,928,081
Diagnosticos da America SA	653,800	7,939,700
Express Scripts, Inc. (a)	392,882	22,131,043
Henry Schein, Inc. (a)	612,487	40,215,896
McKesson Corp.	851,393	63,999,212
Medco Health Solutions, Inc. (a)	1,144,932	69,863,751
UnitedHealth Group, Inc.	1,574,866	64,648,249
		297,725,932
Life Sciences Tools & Services - 1.0%
Agilent Technologies, Inc. (a)	1,300,126	54,384,271
Charles River Laboratories International, Inc. (a)	186,244	7,142,457
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Covance, Inc. (a)	217,751	$ 12,276,801
Illumina, Inc. (a)	388,492	26,938,035
QIAGEN NV (a)	445,200	8,213,940
		108,955,504
Pharmaceuticals - 3.2%
Allergan, Inc.	389,799	27,523,707
Genomma Lab Internacional SA de CV (a)	2,596,300	6,573,561
Johnson & Johnson	657,070	39,273,074
Lupin Ltd.	604,343	5,564,044
Merck & Co., Inc.	3,120,640	103,511,629
Novo Nordisk AS Series B	224,357	25,257,082
Pfizer, Inc.	4,400,041	80,168,747
Shire PLC sponsored ADR	392,267	31,110,696
Valeant Pharmaceuticals International, Inc.	1,263,343	46,048,732
		365,031,272
TOTAL HEALTH CARE		1,148,094,085
INDUSTRIALS - 11.3%
Aerospace & Defense - 2.6%
Bombardier, Inc. Class B (sub. vtg.)	4,451,200	25,343,962
Goodrich Corp.	550,378	49,875,254
Precision Castparts Corp.	403,967	57,763,241
The Boeing Co.	974,936	67,738,553
United Technologies Corp.	1,100,577	89,476,910
		290,197,920
Building Products - 0.4%
Armstrong World Industries, Inc.	197,002	8,000,251
Lennox International, Inc.	421,738	20,724,205
Owens Corning (a)	348,629	11,668,613
		40,393,069
Commercial Services & Supplies - 0.4%
Republic Services, Inc.	734,863	22,663,175
Stericycle, Inc. (a)	298,506	23,429,736
		46,092,911
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 0.5%
Fluor Corp.	382,114	$ 26,438,468
Foster Wheeler Ag (a)	686,400	25,266,384
		51,704,852
Electrical Equipment - 1.4%
Acuity Brands, Inc.	231,800	12,795,360
Cooper Industries PLC Class A	549,805	33,681,054
Emerson Electric Co.	1,164,699	68,577,477
GrafTech International Ltd. (a)	358,066	7,519,386
Regal-Beloit Corp.	459,074	30,638,599
Satcon Technology Corp. (a)(d)	538,700	2,612,695
		155,824,571
Industrial Conglomerates - 2.1%
General Electric Co.	9,895,766	199,300,727
Textron, Inc.	1,475,254	38,784,428
		238,085,155
Machinery - 2.8%
Caterpillar, Inc.	992,212	96,254,486
Charter International PLC	481,301	6,224,822
Cummins, Inc.	463,155	49,038,851
Danaher Corp.	1,053,700	48,533,422
Fanuc Ltd.	60,600	9,568,421
Fiat Industrial SpA (a)	766,100	10,367,298
Ingersoll-Rand Co. Ltd.	469,100	22,141,520
Komatsu Ltd.	537,700	16,010,463
Navistar International Corp. (a)	500,303	32,444,650
NSK Ltd.	658,000	6,301,023
Pall Corp.	357,900	19,831,239
Vallourec SA	53,390	5,799,033
		322,515,228
Road & Rail - 1.1%
CSX Corp.	794,300	56,077,580
Union Pacific Corp.	758,232	71,751,494
		127,829,074
TOTAL INDUSTRIALS		1,272,642,780
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 18.5%
Communications Equipment - 1.5%
Aruba Networks, Inc. (a)	1,307,965	$ 28,186,646
Ciena Corp. (a)(d)	1,125,891	24,803,379
Meru Networks, Inc. (a)(d)	498,647	8,970,660
Motorola Mobility Holdings, Inc. (a)	49,672	1,384,359
QUALCOMM, Inc.	1,754,207	94,955,225
ViaSat, Inc. (a)	154,423	6,701,186
		165,001,455
Computers & Peripherals - 5.2%
A-DATA Technology Co. Ltd.	395,000	820,196
Apple, Inc. (a)	1,376,924	467,217,852
EMC Corp. (a)	254,040	6,323,056
Imagination Technologies Group PLC (a)	1,257,769	7,254,235
NetApp, Inc. (a)	1,157,939	63,374,001
SanDisk Corp. (a)	749,593	34,009,034
Western Digital Corp. (a)	66,600	2,265,732
		581,264,106
Electronic Equipment & Components - 0.2%
HLS Systems International Ltd. (a)	904,166	14,511,864
Trimble Navigation Ltd. (a)	129,400	5,962,752
		20,474,616
Internet Software & Services - 1.1%
Akamai Technologies, Inc. (a)	348,180	16,824,058
eBay, Inc. (a)	548,000	16,637,280
Google, Inc. Class A (a)	32,346	19,419,245
Mail.ru Group Ltd. GDR unit (a)(e)	21,700	772,520
Monster Worldwide, Inc. (a)	763,044	12,704,683
WebMD Health Corp. (a)	1,132,227	59,192,828
		125,550,614
IT Services - 1.2%
Cognizant Technology Solutions Corp. Class A (a)	613,444	44,750,740
Paychex, Inc.	1,099,453	35,182,496
Visa, Inc. Class A	822,812	57,473,418
		137,406,654
Office Electronics - 0.1%
Xerox Corp.	1,019,379	10,825,805
Semiconductors & Semiconductor Equipment - 6.3%
Amkor Technology, Inc. (a)	409,890	3,336,505
Analog Devices, Inc.	2,224,650	86,383,160
Applied Materials, Inc.	4,208,768	66,035,570
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Applied Micro Circuits Corp. (a)	705,609	$ 6,943,193
ARM Holdings PLC sponsored ADR (d)	1,184,287	29,654,546
ASML Holding NV	2,136,702	89,762,851
Atheros Communications, Inc. (a)	136,100	6,068,699
ATMI, Inc. (a)	421,684	8,686,690
Broadcom Corp. Class A	1,276,375	57,551,749
Cymer, Inc. (a)	22,830	1,109,310
Elpida Memory, Inc. (a)	750,200	10,858,158
Inotera Memories, Inc. (a)	36,481,470	23,114,981
Intersil Corp. Class A	790,262	11,948,761
KLA-Tencor Corp.	322,055	14,196,184
Lam Research Corp. (a)	1,289,650	64,340,639
Micron Technology, Inc. (a)	10,341,015	108,994,298
Nanya Technology Corp. (a)	17,666,664	11,224,172
Powertech Technology, Inc.	1,359,000	5,100,930
Samsung Electronics Co. Ltd.	72,675	63,662,633
Skyworks Solutions, Inc. (a)	76,037	2,415,695
Varian Semiconductor Equipment Associates, Inc. (a)	957,869	42,577,277
		713,966,001
Software - 2.9%
Autodesk, Inc. (a)	262,900	10,694,772
CA, Inc.	368,808	8,777,630
Check Point Software Technologies Ltd. (a)	868,541	38,693,502
Microsoft Corp.	7,001,553	194,118,057
Nuance Communications, Inc. (a)	605,725	12,314,389
Oracle Corp.	1,729,122	55,383,778
Red Hat, Inc. (a)	236,556	9,774,494
Taleo Corp. Class A (a)	52,785	1,555,046
Velti Ltd. (a)	78,900	1,121,958
		332,433,626
TOTAL INFORMATION TECHNOLOGY		2,086,922,877
MATERIALS - 3.2%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	213,915	18,664,084
Airgas, Inc.	15,700	983,919
Albemarle Corp.	138,400	7,772,544
Ashland, Inc.	220,040	12,775,522
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Celanese Corp. Class A	199,500	$ 8,277,255
CF Industries Holdings, Inc.	134,576	18,173,143
Clariant AG (Reg.) (a)	545,060	9,623,630
Dow Chemical Co.	1,131,764	40,154,987
LyondellBasell Industries NV Class A (a)	439,975	15,812,702
Monsanto Co.	403,868	29,635,834
Praxair, Inc.	221,400	20,599,056
Solutia, Inc. (a)	748,600	17,532,212
Uralkali JSC GDR (Reg. S)	171,400	6,504,630
Wacker Chemie AG	40,624	7,341,082
		213,850,600
Construction Materials - 0.0%
HeidelbergCement AG	77,639	5,073,116
Containers & Packaging - 0.2%
Ball Corp.	238,800	16,985,844
Rock-Tenn Co. Class A	47,500	3,170,625
		20,156,469
Metals & Mining - 1.1%
Anglo American PLC (United Kingdom)	230,348	11,298,692
AngloGold Ashanti Ltd. sponsored ADR	572,981	24,661,102
Apera M unit (a)	144	5,868
ArcelorMittal SA Class A unit	57,500	2,097,600
Carpenter Technology Corp.	214,024	8,807,088
Freeport-McMoRan Copper & Gold, Inc.	432,058	46,986,308
MacArthur Coal Ltd.	138,756	1,725,701
Pan American Silver Corp.	61,400	2,014,535
POSCO	2,667	1,085,018
Reliance Steel & Aluminum Co.	282,200	14,756,238
United States Steel Corp.	37,800	2,179,926
Walter Energy, Inc.	57,636	7,508,242
		123,126,318
TOTAL MATERIALS		362,206,503
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	240,658	6,622,908
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc.	15,623,550	$ 111,395,912
Verizon Communications, Inc.	2,663,243	94,864,716
		212,883,536
Wireless Telecommunication Services - 1.0%
American Tower Corp. Class A (a)	1,364,429	69,394,859
Clearwire Corp. Class A (a)	2,598,786	13,747,578
MetroPCS Communications, Inc. (a)	506,596	6,550,286
Sprint Nextel Corp. (a)	1,495,800	6,761,016
Vodafone Group PLC	5,356,200	15,030,834
Vodafone Group PLC sponsored ADR	235,500	6,678,780
		118,163,353
TOTAL TELECOMMUNICATION SERVICES		331,046,889
UTILITIES - 3.1%
Electric Utilities - 1.4%
Edison International	968,755	35,146,431
FirstEnergy Corp.	108,628	4,249,527
NextEra Energy, Inc.	1,610,741	86,110,214
NV Energy, Inc.	250,100	3,593,937
Pepco Holdings, Inc.	39,200	727,944
Pinnacle West Capital Corp.	15,400	626,934
PPL Corp.	532,418	13,731,060
Southern Co.	467,250	17,577,945
		161,763,992
Gas Utilities - 0.1%
National Fuel Gas Co. New Jersey	35,900	2,453,406
ONEOK, Inc.	167,122	9,841,815
		12,295,221
Independent Power Producers & Energy Traders - 0.2%
AES Corp. (a)	656,270	8,137,748
Constellation Energy Group, Inc.	313,732	10,117,857
		18,255,605
Multi-Utilities - 1.4%
CenterPoint Energy, Inc.	1,006,982	16,262,759
NiSource, Inc.	815,700	15,188,334
PG&E Corp.	986,280	45,645,038
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	977,615	$ 31,704,054
Sempra Energy	990,136	51,556,382
		160,356,567
TOTAL UTILITIES		352,671,385
TOTAL COMMON STOCKS (Cost $8,553,677,418)		10,923,679,469
Nonconvertible Preferred Stocks - 0.3%

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Porsche Automobil Holding SE	154,340	14,334,013
Volkswagen AG	109,068	17,619,063
		31,953,076
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,499,883)		31,953,076
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.12% to 0.16% 2/24/11 to 4/14/11 (f) (Cost $17,197,555)	$ 17,200,000	17,197,699
Money Market Funds - 3.9%
	Shares	Value
Fidelity Cash Central Fund, 0.19% (b)	370,613,383	$ 370,613,383
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	66,210,210	66,210,210
TOTAL MONEY MARKET FUNDS (Cost $436,823,593)		436,823,593
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $9,028,198,449)		11,409,653,837
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(108,046,758)
NET ASSETS - 100%		$ 11,301,607,079
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2,511 CME E-mini S&P 500 Index Contracts	March 2011	$ 161,005,320	$ 1,564,893

The face value of futures purchased as a percentage of net assets is 1.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,052,045 or 0.1% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $11,998,156.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,247,458 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
AVEO Pharmaceuticals, Inc.	10/28/10	$ 833,652
Buckeye Partners LP	12/20/10	$ 1,583,688
Concho Resources, Inc.	7/20/10	$ 2,850,820
Legend Pictures Holdings LLC unit	9/23/10	$ 2,779,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 535,812
Fidelity Securities Lending Cash Central Fund	878,234
Total	$ 1,414,046
Other Information

The following is a summary of the inputs used, as of January 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,105,991,658	$ 1,103,212,158	$ -	$ 2,779,500
Consumer Staples	1,074,949,072	1,049,219,808	25,729,264	-
Energy	1,384,246,729	1,372,292,883	11,953,846	-
Financials	1,836,860,567	1,722,164,450	114,696,117	-
Health Care	1,148,094,085	1,122,837,003	25,257,082	-
Industrials	1,272,642,780	1,272,642,780	-	-
Information Technology	2,086,922,877	2,086,922,877	-	-
Materials	362,206,503	361,121,485	1,085,018	-
Telecommunication Services	331,046,889	316,016,055	15,030,834	-
Utilities	352,671,385	352,671,385	-	-
U.S. Government and Government Agency Obligations	17,197,699	-	17,197,699	-
Money Market Funds	436,823,593	436,823,593	-	-
Total Investments in Securities:	$ 11,409,653,837	$ 11,195,924,477	$ 210,949,860	$ 2,779,500
Derivative Instruments:
Assets
Futures Contracts	$ 1,564,893	$ 1,564,893	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 7,230,000
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	2,779,500
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(7,230,000)
Ending Balance	$ 2,779,500
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at January 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of January 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,564,893	$ -
Total Value of Derivatives	$ 1,564,893	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.9%
United Kingdom	3.9%
Netherlands	1.6%
Canada	1.5%
Switzerland	1.5%
Ireland	1.0%
Others (Individually Less Than 1%)	6.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $63,967,982) - See accompanying schedule: Unaffiliated issuers (cost $8,591,374,856)	$ 10,972,830,244
Fidelity Central Funds (cost $436,823,593)	436,823,593
Total Investments (cost $9,028,198,449)		$ 11,409,653,837
Foreign currency held at value (cost $1,927,532)		1,928,099
Receivable for investments sold		201,910,857
Receivable for fund shares sold		7,859,989
Dividends receivable		7,025,974
Distributions receivable from Fidelity Central Funds		146,222
Receivable for daily variation on futures contracts		1,368,495
Prepaid expenses		23,104
Other receivables		617,723
Total assets		11,630,534,300

Liabilities
Payable to custodian bank	$ 2,987,703
Payable for investments purchased	250,968,726
Payable for fund shares redeemed	514,723
Accrued management fee	6,391,888
Other affiliated payables	1,692,312
Other payables and accrued expenses	161,659
Collateral on securities loaned, at value	66,210,210
Total liabilities		328,927,221

Net Assets		$ 11,301,607,079
Net Assets consist of:
Paid in capital		$ 8,680,768,960
Undistributed net investment income		3,483,600
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		234,258,839
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,383,095,680
Net Assets		$ 11,301,607,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Assets and Liabilities - continued

January 31, 2011

Series All-Sector Equity: Net Asset Value, offering price and redemption price per share ($8,937,187,628 ÷ 688,625,245 shares)	$ 12.98

Class F: Net Asset Value, offering price and redemption price per share ($2,364,419,451 ÷ 182,130,370 shares)	$ 12.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2011

Investment Income
Dividends		$ 152,487,731
Interest		14,486
Income from Fidelity Central Funds		1,414,046
Total income		153,916,263

Expenses
Management fee Basic fee	$ 51,032,846
Performance adjustment	9,508,150
Transfer agent fees	17,901,980
Accounting and security lending fees	1,266,777
Custodian fees and expenses	565,471
Independent trustees' compensation	49,774
Audit	88,224
Legal	40,171
Miscellaneous	102,837
Total expenses before reductions	80,556,230
Expense reductions	(1,354,054)	79,202,176
Net investment income (loss)		74,714,087
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	748,172,243
Foreign currency transactions	(824,113)
Futures contracts	9,589,780
Total net realized gain (loss)		756,937,910
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $31,960)	1,323,459,558
Assets and liabilities in foreign currencies	86,163
Futures contracts	4,838,361
Total change in net unrealized appreciation (depreciation)		1,328,384,082
Net gain (loss)		2,085,321,992
Net increase (decrease) in net assets resulting from operations		$ 2,160,036,079

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Series All-Sector Equity Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 74,714,087	$ 53,360,857
Net realized gain (loss)	756,937,910	734,097,745
Change in net unrealized appreciation (depreciation)	1,328,384,082	1,170,479,858
Net increase (decrease) in net assets resulting from operations	2,160,036,079	1,957,938,460
Distributions to shareholders from net investment income	(71,754,222)	(52,788,152)
Distributions to shareholders from net realized gain	(751,557,997)	(222,836,428)
Total distributions	(823,312,219)	(275,624,580)
Share transactions - net increase (decrease)	2,421,412,979	2,804,422,883
Total increase (decrease) in net assets	3,758,136,839	4,486,736,763

Net Assets
Beginning of period	7,543,470,240	3,056,733,477
End of period (including undistributed net investment income of $3,483,600 and undistributed net investment income of $556,873, respectively)	$ 11,301,607,079	$ 7,543,470,240

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series All-Sector Equity

Years ended January 31,	2011	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.32	$ 8.48	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.09	.03
Net realized and unrealized gain (loss)	2.63	3.18	(1.52)
Total from investment operations	2.72	3.27	(1.49)
Distributions from net investment income	(.08)	(.08)	(.03)
Distributions from net realized gain	(.98)	(.35)	-
Total distributions	(1.06)	(.43)	(.03)
Net asset value, end of period	$ 12.98	$ 11.32	$ 8.48
Total Return B, C	24.87%	38.51%	(14.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	.91%	.90%	.95% A
Expenses net of fee waivers, if any	.91%	.90%	.95% A
Expenses net of all reductions	.89%	.88%	.95% A
Net investment income (loss)	.79%	.88%	1.17% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,937,188	$ 7,142,899	$ 3,056,733
Portfolio turnover rate F	117%	144%	98%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 17, 2008 (commencement of operations) to January 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended January 31,	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.32	$ 9.84
Income from Investment Operations
Net investment income (loss) D	.12	.04
Net realized and unrealized gain (loss)	2.63	1.89
Total from investment operations	2.75	1.93
Distributions from net investment income	(.11)	(.10)
Distributions from net realized gain	(.98)	(.35)
Total distributions	(1.09)	(.45)
Net asset value, end of period	$ 12.98	$ 11.32
Total ReturnB, C	25.12%	19.49%
Ratios to Average Net Assets E, H
Expenses before reductions	.69%	.63% A
Expenses net of fee waivers, if any	.69%	.63% A
Expenses net of all reductions	.67%	.61% A
Net investment income (loss)	1.01%	.62% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,364,419	$ 400,571
Portfolio turnover rate F	117%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

1. Organization.

Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series Large Cap Value Fund offers Series Large Cap Value shares and Class F shares, each of which has equal rights as to assets and voting privileges. Fidelity Series All-Sector Equity Fund offers Series All-Sector Equity shares and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred and certain class-level expense reductions.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Each Fund uses independent pricing services approved by the Board of Trustees to value their investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of January 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of each Fund's Schedule of Investments. Valuation techniques used to value each Fund's investments by major category are as follows.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year each Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, each Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series Large Cap Value Fund	$ 9,035,113,110	$ 1,879,763,048	$ (78,567,585)	$ 1,801,195,463
Fidelity Series All-Sector Equity Fund	9,065,764,735	2,432,075,312	(88,186,210)	2,343,889,102

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Fidelity Series Large Cap Value Fund	$ 139,073,341	$ 191,813,890	$ 1,801,196,522
Fidelity Series All-Sector Equity Fund	92,668,837	184,204,780	2,343,964,501

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

January 31, 2011
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Large Cap Value Fund	$ 380,586,061	$ 323,041,515	$ 703,627,576
Fidelity Series All-Sector Equity Fund	351,681,090	471,631,129	823,312,219
January 31, 2010
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series Large Cap Value Fund	$ 340,621,852	$ -	$ 340,621,852
Fidelity Series All-Sector Equity Fund	256,602,927	19,021,653	275,624,580

4. Operating Policies.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds used derivative instruments (derivatives), including futures contracts, in order to meet their investment objectives. The strategy is to use derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk

Equity risk is the risk that the value of financial instruments will fluctuate as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the Funds attempt to reduce their exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of its counterparties. The ISDA Master Agreement gives each counterparty the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Funds the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk, the Funds offset certain payables and/or receivables with collateral. Collateral in the form of cash or securities, if required, is held in segregated accounts with the Funds' custodian bank in accordance with the collateral agreements entered into between the Funds, the swap counterparty and the Funds' custodian bank, and is identified in the Schedule of Investments. The Funds could experience delays and costs in gaining access to the collateral even though it is held by the Funds' custodian bank. The Funds' maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Funds. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

5. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fidelity Series All-Sector Equity Fund recognized net realized gain (loss) of $9,589,780 and a change in net unrealized appreciation (depreciation) of $4,838,361 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Large Cap Value Fund	10,133,316,182	8,867,528,249
Fidelity Series All-Sector Equity Fund	11,871,861,764	10,321,933,428

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum ± .20% of each applicable Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each applicable Fund's relative investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Series Large Cap Value Fund	.30%	.26%	.48%
Fidelity Series All-Sector Equity Fund	.30%	.26%	.66%

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Fidelity Series Large Cap Value Fund	17,417,157.22
Fidelity Series All-Sector Equity Fund	17,901,980.22

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

7. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Large Cap Value Fund	$ 437,223
Fidelity Series All-Sector Equity Fund	490,224

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, the Funds had no interfund loans outstanding. Each applicable fund's activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Large Cap Value Fund	Borrower	$ 11,013,000.46%		$ 559

8. Committed Line of Credit.

Certain Funds participate with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series Large Cap Value Fund	$ 33,002
Fidelity Series All-Sector Equity Fund	33,531

During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

9. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity as of and during the period was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series Large Cap Value Fund	$ 1,191,520	$ 14,140	$ 1,541,500
Fidelity Series All-Sector Equity Fund	$ 878,234	$ -	$ 269,850

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of Certain Funds provided services to these Funds in addition to trade execution. These services included payments of expenses on behalf of each applicable Fund. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction

Fidelity Series Large Cap Value Fund	$ 809,806	$ 39
Fidelity Series All-Sector Equity Fund	1,354,054	-

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2011	2010A
Fidelity Series Large Cap Value Fund
From net investment income
Series Large Cap Value	$ 89,131,579	$ 73,288,434
Class F	23,364,660	1,564,067
Total	$ 112,496,239	$ 74,852,501
From net realized gain
Series Large Cap Value	$ 497,760,174	$ 261,300,589
Class F	93,371,163	4,468,762
Total	$ 591,131,337	$ 265,769,351
Fidelity Series All-Sector Equity Fund
From net investment income
Series All-Sector Equity	$ 55,409,300	$ 51,732,502
Class F	16,344,922	1,055,650
Total	$ 71,754,222	$ 52,788,152
From net realized gain
Series All-Sector Equity	$ 645,937,626	$ 219,066,251
Class F	105,620,371	3,770,177
Total	$ 751,557,997	$ 222,836,428

A Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended January 31,	2011	2010A	2011	2010A
Fidelity Series Large Cap Value Fund
Series Large Cap Value
Shares sold	161,692,202	488,851,765	$ 1,853,159,776	$ 4,419,609,757
Reinvestment of distributions	50,554,229	30,331,893	586,891,753	334,589,023
Shares redeemed	(187,059,933)	(76,623,799)	(2,163,487,162)	(873,903,882)
Net increase (decrease)	25,186,498	442,559,859	$ 276,564,367	$ 3,880,294,898
Class F
Shares sold	139,874,808	40,893,727	$ 1,613,929,256	$ 471,198,977
Reinvestment of distributions	10,049,509	531,995	116,735,823	6,032,829
Shares redeemed	(8,373,871)	(977,156)	(98,509,346)	(11,352,182)
Net increase (decrease)	141,550,446	40,448,566	$ 1,632,155,733	$ 465,879,624
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity
Shares sold	170,413,098	308,105,922	$ 2,009,265,010	$ 2,828,762,888
Reinvestment of distributions	57,697,782	23,381,311	701,346,926	270,798,753
Shares redeemed	(170,625,195)	(60,850,629)	(2,055,372,432)	(711,008,425)
Net increase (decrease)	57,485,685	270,636,604	$ 655,239,504	$ 2,388,553,216
Class F
Shares sold	141,944,318	35,440,494	$ 1,707,612,201	$ 416,551,627
Reinvestment of distributions	9,883,257	416,379	121,965,293	4,825,827
Shares redeemed	(5,090,160)	(463,918)	(63,404,019)	(5,507,787)
Net increase (decrease)	146,737,415	35,392,955	$ 1,766,173,475	$ 415,869,667

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to January 31, 2010.

Annual Report

13. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Affiliated %
Fidelity Series Large Cap Value Fund	100%
Fidelity Series All-Sector Equity Fund	100%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund:

We have audited the accompanying statements of assets and liabilities of, including the schedules of investments, as of January 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Large Cap Value Fund and Fidelity Series All-Sector Equity Fund as of January 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Series Class or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Name, Age; Principal Occupation
Bruce T. Herring (45)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Name, Age; Principal Occupation
William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

Fidelity Series Large Cap Value Fund	Pay Date	Record Date	Dividends	Capital Gains
Series Large Cap Value	03/07/11	03/04/11	$0.000	$0.385
Class F	03/07/11	03/04/11	$0.000	$0.387
Fidelity Series All-Sector Equity Fund	Pay Date	Record Date	Dividends	Capital Gains
Series All-Sector Equity	03/07/11	03/04/11	$0.004	$0.322
Class F	03/07/11	03/04/11	$0.006	$0.322

The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended January 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series Large Cap Value Fund	$ 514,855,404
Fidelity Series All-Sector Equity Fund	$ 571,391,106

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Series Large Cap Value Fund	March	December
Series Large Cap Value	7%	61%
Class F	7%	56%
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	4%	74%
Class F	4%	66%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Series Large Cap Value Fund	March	December
Series Large Cap Value	7%	66%
Class F	7%	61%
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	6%	84%
Class F	6%	75%

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY
Series Large Cap Value Fund

The Northern Trust Company

Chicago, IL
Series All-Sector Equity Fund

DLF-ANN-0311
1.873097.102

Fidelity®
Telecom and Utilities
Fund

Annual Report

January 31, 2011

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_James_C_Curvey)

Dear Shareholder:

Following a year in which the investment environment was volatile but generally supportive of most major asset classes, 2011 began on a positive note. U.S. equities gained ground in January, reaching their highest point since August 2008, amid indications the U.S. economy had turned a corner. Still, questions remained about the longer-term outlook, most notably persistently high unemployment. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The acting chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Telecom and Utilities Fund	24.79%	3.46%	1.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Telecom and Utilities Fund on January 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Major U.S. stock markets recorded impressive gains for the 12-month period ending January 31, 2011. For the year, the large-cap proxy S&P 500® Index rose 22.19%, the blue-chip-laden Dow Jones Industrial AverageSM added 21.35% and the technology-heavy Nasdaq Composite® Index climbed 26.93%. The gains helped fuel a two-year rally that has lifted the broad-based S&P 500® by more than 60%. Much of the period's increase came during a second-half rally fueled in part by economic optimism, encouraging earnings reports and additional moves by the Federal Reserve to help stimulate the economy. Although stocks began the period moving upward, volatility set in by spring, as investors grew concerned about sovereign debt problems in Europe and the possibility that high unemployment could lead to a "double dip" recession in the U.S. Equities vacillated throughout the summer before turning decidedly positive in the fall, with the announcement of another Fed bond-buying program aimed at encouraging growth. Nine of the 10 sectors in the S&P® index posted a double-digit gain for the period, led by the 35% advance in energy. Stocks of mid- and small-sized companies fared much better than their larger-cap counterparts, advancing 32.58% and 31.36%, respectively, as measured by the Russell Midcap® and Russell 2000® indexes.

Comments from Douglas Simmons, Portfolio Manager of Fidelity® Telecom and Utilities Fund: For the year ending January 31, 2011, the fund returned 24.79%, significantly outperforming the Russell 3000® Utilities Index, which rose 18.89%, and also outpacing the S&P 500®. The overriding factor behind the fund's outperformance of the Russell index was exceptional security selection in integrated telecommunication services. Good stock picking within the independent power/energy trade and cable/satellite areas also buoyed performance, as did an overweighting in the strong-performing wireless telecom services group. The top-two contributors were telecom services providers Qwest Communications International and Verizon Communications. The fund also benefited from not owning Chicago-based electric utility and major benchmark component Exelon. An out-of-benchmark position in satellite TV company DIRECTV contributed further. Conversely, an average underweighting in integrated telecom services hurt, as did stock selection in wireless telecom services and alternative carriers, and an overweighting in electric utilities. Individual detractors included Ohio-based electric utility FirstEnergy, Florida's NextEra Energy and untimely ownership of Internet communications provider Cogent Communications Group. Some of these stocks were sold prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2010 to January 31, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

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Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value August 1, 2010	Ending Account Value January 31, 2011	Expenses Paid During Period* August 1, 2010 to January 31, 2011
Actual	.67%	$ 1,000.00	$ 1,134.40	$ 3.60
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.83	$ 3.41

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	17.4	18.7
NextEra Energy, Inc.	10.0	9.1
Sempra Energy	7.2	7.7
AT&T, Inc.	7.2	0.0
Qwest Communications International, Inc.	6.8	4.7
NV Energy, Inc.	4.9	4.8
Edison International	4.5	0.0
ONEOK, Inc.	4.2	0.0
National Fuel Gas Co. New Jersey	3.8	0.9
PG&E Corp.	3.2	4.8
	69.2
Top Five Industries as of January 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Diversified Telecommunication Services	33.0	24.4
Electric Utilities	26.0	35.9
Multi-Utilities	15.0	25.5
Gas Utilities	8.0	2.2
Wireless Telecommunication Services	6.5	5.5
Asset Allocation (% of fund's net assets)
As of January 31, 2011 *		As of July 31, 2010 **
	Stocks 97.4%		Stocks 100.0%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 0.0%†
* Foreign investments	4.1%	** Foreign investments	3.1%

† Amount represents less than 0.1%

Annual Report

Investments January 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 4.3%
Media - 4.3%
Cablevision Systems Corp. - NY Group Class A	324,800	$ 10,994
Comcast Corp. Class A	392,000	8,918
Time Warner Cable, Inc.	261,600	17,744
		37,656
TELECOMMUNICATION SERVICES - 39.5%
Diversified Telecommunication Services - 33.0%
AT&T, Inc.	2,304,300	63,414
Qwest Communications International, Inc.	8,372,900	59,699
Telecom Corp. of New Zealand Ltd. sponsored ADR (d)	1,523,000	13,494
Verizon Communications, Inc.	4,289,600	152,796
		289,403
Wireless Telecommunication Services - 6.5%
American Tower Corp. Class A (a)	426,800	21,707
Sprint Nextel Corp. (a)	3,028,600	13,689
VimpelCom Ltd. ADR	487,800	6,751
Vivo Participacoes SA sponsored ADR	441,700	15,035
		57,182
TOTAL TELECOMMUNICATION SERVICES		346,585
UTILITIES - 53.6%
Electric Utilities - 26.0%
Edison International	1,090,900	39,578
ITC Holdings Corp.	338,200	22,220
NextEra Energy, Inc.	1,639,100	87,626
NV Energy, Inc.	3,003,000	43,153
Pinnacle West Capital Corp.	362,400	14,753
PPL Corp.	494,300	12,748
Southern Co.	229,900	8,649
		228,727
Gas Utilities - 8.0%
National Fuel Gas Co. New Jersey	479,965	32,801
ONEOK, Inc.	629,547	37,074
		69,875
Independent Power Producers & Energy Traders - 4.6%
AES Corp. (a)	1,353,500	16,783
Calpine Corp. (a)	273,918	3,909
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - continued
Constellation Energy Group, Inc.	384,642	$ 12,405
GenOn Energy, Inc. (a)	1,820,392	7,536
		40,633
Multi-Utilities - 15.0%
CenterPoint Energy, Inc.	10,500	170
NiSource, Inc.	688,800	12,825
OGE Energy Corp.	100,000	4,589
PG&E Corp.	595,800	27,574
Public Service Enterprise Group, Inc.	519,200	16,838
Sempra Energy	1,218,700	63,458
TECO Energy, Inc.	317,900	5,853
		131,307
TOTAL UTILITIES		470,542
TOTAL COMMON STOCKS (Cost $775,159)		854,783
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 0.19% (b)	35,967,050	35,967
Fidelity Securities Lending Cash Central Fund, 0.21% (b)(c)	1,071,150	1,071
TOTAL MONEY MARKET FUNDS (Cost $37,038)		37,038
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $812,197)		891,821
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(13,684)
NET ASSETS - 100%		$ 878,137
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 13
Fidelity Securities Lending Cash Central Fund	50
Total	$ 63
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At January 31, 2011, the Fund had a capital loss carryforward of approximately $353,437,000 of which $11,065,000, $132,542,000 and $209,830,000 will expire in fiscal 2012, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2011

Assets
Investment in securities, at value (including securities loaned of $1,026) - See accompanying schedule: Unaffiliated issuers (cost $775,159)	$ 854,783
Fidelity Central Funds (cost $37,038)	37,038
Total Investments (cost $812,197)		$ 891,821
Receivable for investments sold		55,106
Receivable for fund shares sold		3,321
Dividends receivable		3,816
Distributions receivable from Fidelity Central Funds		2
Prepaid expenses		2
Other receivables		172
Total assets		954,240

Liabilities
Payable for investments purchased	$ 73,689
Payable for fund shares redeemed	766
Accrued management fee	301
Other affiliated payables	187
Other payables and accrued expenses	89
Collateral on securities loaned, at value	1,071
Total liabilities		76,103

Net Assets		$ 878,137
Net Assets consist of:
Paid in capital		$ 1,157,135
Undistributed net investment income		58
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(358,682)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		79,626
Net Assets, for 54,442 shares outstanding		$ 878,137
Net Asset Value, offering price and redemption price per share ($878,137 ÷ 54,442 shares)		$ 16.13

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended January 31, 2011

Investment Income
Dividends		$ 29,095
Income from Fidelity Central Funds		63
Total income		29,158

Expenses
Management fee Basic fee	$ 3,619
Performance adjustment	(697)
Transfer agent fees	1,852
Accounting and security lending fees	277
Custodian fees and expenses	28
Independent trustees' compensation	5
Registration fees	33
Audit	59
Legal	7
Interest	1
Miscellaneous	9
Total expenses before reductions	5,193
Expense reductions	(485)	4,708
Net investment income (loss)		24,450
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	98,284
Foreign currency transactions	(63)
Total net realized gain (loss)		98,221
Change in net unrealized appreciation (depreciation) on: Investment securities	55,280
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		55,264
Net gain (loss)		153,485
Net increase (decrease) in net assets resulting from operations		$ 177,935

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2011	Year ended January 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,450	$ 21,801
Net realized gain (loss)	98,221	(172,251)
Change in net unrealized appreciation (depreciation)	55,264	223,024
Net increase (decrease) in net assets resulting from operations	177,935	72,574
Distributions to shareholders from net investment income	(24,829)	(24,397)
Share transactions Proceeds from sales of shares	190,398	65,438
Reinvestment of distributions	22,622	22,111
Cost of shares redeemed	(193,259)	(173,577)
Net increase (decrease) in net assets resulting from share transactions	19,761	(86,028)
Total increase (decrease) in net assets	172,867	(37,851)

Net Assets
Beginning of period	705,270	743,121
End of period (including undistributed net investment income of $58 and undistributed net investment income of $402, respectively)	$ 878,137	$ 705,270
Other Information Shares
Sold	13,014	5,053
Issued in reinvestment of distributions	1,520	1,763
Redeemed	(13,012)	(13,690)
Net increase (decrease)	1,522	(6,874)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 13.33	$ 12.43	$ 19.00	$ 19.29	$ 15.44
Income from Investment Operations
Net investment income (loss) B	.46	.39	.44	.32	.33
Net realized and unrealized gain (loss)	2.80	.95	(6.58)	(.24)	3.77
Total from investment operations	3.26	1.34	(6.14)	.08	4.10
Distributions from net investment income	(.46)	(.44)	(.43)	(.37)	(.25)
Net asset value, end of period	$ 16.13	$ 13.33	$ 12.43	$ 19.00	$ 19.29
Total Return A	24.79%	11.05%	(32.68)%	.24%	26.77%
Ratios to Average Net Assets C, E
Expenses before reductions	.66%	.58%	.77%	.82%	.85%
Expenses net of fee waivers, if any	.66%	.58%	.77%	.82%	.85%
Expenses net of all reductions	.60%	.56%	.77%	.82%	.84%
Net investment income (loss)	3.10%	3.06%	2.72%	1.56%	1.92%
Supplemental Data
Net assets, end of period (in millions)	$ 878	$ 705	$ 743	$ 1,233	$ 1,635
Portfolio turnover rate D	228%	224%	110%	56%	104%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2011

(Amounts in thousands except ratios)

1. Organization.

Fidelity Telecom and Utilities Fund (the Fund) is a non-diversified fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of January 31, 2011, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 79,327
Gross unrealized depreciation	(2,655)
Net unrealized appreciation (depreciation) on securities and other investments	$ 76,672
Tax Cost	$ 815,149

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 83
Capital loss carryforward	$ (353,437)
Net unrealized appreciation (depreciation)	$ 76,674

The tax character of distributions paid was as follows:

	January 31, 2011	January 31, 2010
Ordinary Income	$ 24,829	$ 24,397

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,780,803 and $1,772,710, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .15% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .37% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,019.44%		$ 1

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. The lending agent may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $50. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $485 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers U.S. Opportunity Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Telecom and Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Telecom and Utilities Fund (a fund of Fidelity Devonshire Trust) at January 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Telecom and Utilities Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 15, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 219 funds advised by FMR or an affiliate. Mr. Curvey oversees 409 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (75)

Year of Election or Appointment: 2007
Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011
Mr. O'Hanley is President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (57)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, Inc. (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (66)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (60)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (80)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Formerly Trustee and Chairman of the Board of Trustees of certain Trusts, Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (41)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (46)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Christopher S. Bartel (39)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (52)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (49)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (43)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (52)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (42)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed in April, July, October and December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in April, July, October and December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains distributions, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

UIF-UANN-0311
1.789258.108

Item 2. Code of Ethics

As of the end of the period, January 31, 2011, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series All-Sector Equity Fund	$43,000	$-	$4,600	$-
Fidelity Series Large Cap Value Fund	$53,000	$-	$6,600	$-

January 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series All-Sector Equity Fund	$44,000	$-	$6,600	$-
Fidelity Series Large Cap Value Fund	$35,000	$-	$4,500	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Equity-Income Fund, Fidelity Large Cap Growth Fund, Fidelity Large Cap Value Fund, Fidelity Mid Cap Growth Fund, Fidelity Mid Cap Value Fund and Fidelity Telecom and Utilities Fund (the "Funds"):

Services Billed by PwC

January 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$178,000	$-	$4,300	$11,100
Fidelity Large Cap Growth Fund	$50,000	$-	$3,300	$2,100
Fidelity Large Cap Value Fund	$51,000	$-	$3,300	$2,600
Fidelity Mid Cap Growth Fund	$50,000	$-	$3,300	$2,200
Fidelity Mid Cap Value Fund	$50,000	$-	$3,300	$2,400
Fidelity Telecom and Utilities Fund	$53,000	$-	$3,300	$2,500

January 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Equity-Income Fund	$190,000	$-	$5,700	$15,600
Fidelity Large Cap Growth Fund	$48,000	$-	$3,200	$1,600
Fidelity Large Cap Value Fund	$50,000	$-	$3,200	$2,300
Fidelity Mid Cap Growth Fund	$49,000	$-	$3,200	$1,700
Fidelity Mid Cap Value Fund	$49,000	$-	$3,200	$1,900
Fidelity Telecom and Utilities Fund	$51,000	$-	$3,200	$2,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2011A	January 31, 2010A
Audit-Related Fees	$645,000	$725,000
Tax Fees	$-	$-
All Other Fees	$705,000	$450,000

A Amounts may reflect rounding.

Services Billed by PwC

	January 31, 2011A	January 31, 2010A
Audit-Related Fees	$2,550,000	$2,710,000
Tax Fees	$-	$-
All Other Fees	$510,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2011 A	January 31, 2010 A
PwC	$4,905,000	$4,795,000
Deloitte Entities	$1,455,000	$1,185,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 30, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 30, 2011